Exhibit 10.46

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as Seller
AND
AMERICAN AIRLINES, INC.
as Buyer

C O N T E N T S

EXHIBITS	TITLES
Exhibit A-1        A319 AIRCRAFT STANDARD SPECIFICATION
        A320 AIRCRAFT STANDARD SPECIFICATION
        A321 AIRCRAFT STANDARD SPECIFICATION

Exhibit A-2        A319 AIRCRAFT SCN LISTING

Exhibit A-3        A320 AIRCRAFT SCN LISTING

Exhibit A-4        A321 AIRCRAFT SCN LISTING

Exhibit A-5        A319 NEO AIRCRAFT SCN LISTING

Exhibit A-6        A320 NEO AIRCRAFT SCN LISTING

Exhibit A-7        A321 NEO AIRCRAFT SCN LISTING

Exhibit B-1        FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B-2        FORM OF MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C-1        SELLER PRICE REVISION FORMULA 2011

Exhibit C-2        SELLER PRICE REVISION FORMULA 2010

Exhibit C-3        CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit C-4        INTERNATIONAL AERO ENGINES PROPULSION SYSTEM PRICE REVISION
FORMULA

Exhibit C-5        PRATT & WHITNEY PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit D        FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E        FORM OF BILL OF SALE

Exhibit F        SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G        TECHNICAL DATA INDEX

Exhibit H        MATERIAL SUPPLY AND SERVICES

Exhibit I        INDEX OF LETTER AGREEMENTS

SCHEDULES

Schedule I        DELIVERY SCHEDULE

A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
This A320 Family Aircraft Purchase Agreement is made July 20, 2011 between
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).
WHEREAS, subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer or the Lessor, and the Buyer desires to purchase or lease the Aircraft from the Seller or the Lessor, respectively.
NOW THEREFORE IT IS AGREED AS FOLLOWS:

0    DEFINITIONS
For all purposes of this Agreement (defined below), except as otherwise expressly provided, the following terms will have the following meanings:
A319 Aircraft – any or all of the A319-100 model aircraft sold by the Seller and purchased by the Buyer or sold by the Seller to the Lessor and leased to the Buyer pursuant to this Agreement, including the A319 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 Propulsion System installed thereon upon Delivery.
A319 Airframe – any A319 Aircraft, excluding the A319 Propulsion System therefor.
A319 NEO Aircraft – any or all of the A319-100 model aircraft incorporating the New Engine Option sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion System installed thereon upon Delivery.
A319 NEO Airframe – any A319 NEO Aircraft, excluding the A319 NEO Propulsion System therefor.
A319 NEO Group 1 Aircraft – any or all of the A319 NEO Aircraft for which the Buyer has selected a LEAP-X Propulsion System pursuant to Clause 2.3.
A319 NEO Group 1 Airframe – any A319 NEO Group 1 Aircraft, excluding the A319 NEO Propulsion System therefor.
A319 NEO Group 2 Aircraft – any or all of the A319 NEO Aircraft other than the A319 NEO Group 1 Aircraft.
A319 NEO Group 2 Airframe – any A319 NEO Group 2 Aircraft, excluding the A319 NEO Propulsion System therefor.
A319 NEO Propulsion System – as defined in Clause 2.4.4.
A319 Propulsion System – as defined in Clause 2.4.1.
A319 Specification – either (a) the A319 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A319 Standard Specification as amended by all applicable SCNs and MSCNs.
A319 Standard Specification – the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of 166,449 pounds, a maximum landing weight (MLW) of 137,789 pounds and a maximum zero fuel weight (MZFW) of 128,970 pounds, a copy of which is annexed hereto as Exhibit A-1.
A320 Aircraft – any or all of the A320-200 model aircraft sold by the Seller and purchased by the Buyer or sold by the Seller to the Lessor and leased to the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion System installed thereon upon Delivery.
A320 Airframe – any A320 Aircraft, excluding the A320 Propulsion System therefor.

A320 Family Aircraft – any or all of the A319 Aircraft, the A320 Aircraft and the A321 Aircraft.
A320 Family Base Period – as defined in Clause 3.1.1.1.
A320 Family NEO Aircraft – any or all of the A319 NEO Aircraft, the A320 NEO Aircraft and the A321 NEO Aircraft.
A320 Family NEO Base Period – as defined in Clause 3.1.1.4.
A320 NEO Aircraft – any or all of the A320-200 model aircraft incorporating the New Engine Option sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery.
A320 NEO Airframe – any A320 NEO Aircraft, excluding the A320 NEO Propulsion System therefor.
A320 NEO Group 1 Aircraft – any or all of the A320 NEO Aircraft for which the Buyer has selected a LEAP-X Propulsion System pursuant to Clause 2.3.
A320 NEO Group 1 Airframe – any A320 NEO Group 1 Aircraft, excluding the A320 NEO Propulsion System therefor.
A320 NEO Group 2 Aircraft – any or all of the A320 NEO Aircraft other than the A320 NEO Group 1 Aircraft.
A320 NEO Group 2 Airframe – any A320 NEO Group 2 Aircraft, excluding the A320 NEO Propulsion System therefor.
A320 NEO Propulsion System – as defined in Clause 2.4.5.
A320 Propulsion System – as defined in Clause 2.4.2.
A320 Specification – either (a) the A320 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A320 Standard Specification as amended by all applicable SCNs and MSCNs.
A320 Standard Specification – the A320 standard specification document number D.000.02000, Issue 8, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of 171,960 pounds, a maximum landing weight (MLW) of 145,505 pounds and a maximum zero fuel weight (MZFW) of 137,789 pounds, a copy of which is annexed hereto as Exhibit A-2.
A321 Aircraft – any or all of the A321-200 model aircraft sold by the Seller and purchased by the Buyer or sold by the Seller to the Lessor and leased to the Buyer pursuant to this Agreement, including the A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon Delivery.
A321 Airframe – any A321 Aircraft, excluding the A321 Propulsion System therefor.
A321 NEO Aircraft – any or all of the A321-200 model aircraft incorporating the New Engine Option sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion System installed thereon upon Delivery.

A321 NEO Airframe – any A321 NEO Aircraft, excluding the A321 NEO Propulsion System therefor.
A321 NEO Group 1 Aircraft – any or all of the A321 NEO Aircraft for which the Buyer has selected a LEAP-X Propulsion System pursuant to Clause 2.3.
A321 NEO Group 1 Airframe – any A321 NEO Group 1 Aircraft, excluding the A321 NEO Propulsion System therefor.
A321 NEO Group 2 Aircraft – any or all of the A321 NEO Aircraft other than the A321 NEO Group 1 Aircraft.
A321 NEO Group 2 Airframe – any A321 NEO Group 2 Aircraft, excluding the A321 NEO Propulsion System therefor.
A321 NEO Propulsion System – as defined in Clause 2.4.6.
A321 Propulsion System – as defined in Clause 2.4.3.
A321 Specification – either (a) the A321 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A321 Standard Specification as amended by all applicable SCNs and MSCNs.
A321 Standard Specification – the A321 standard specification document number E.000.02000, Issue 5, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of 206,132 pounds, a maximum landing weight (MLW) of 171,519 pounds and a maximum zero fuel weight (MZFW) of 162,701 pounds and the installation of two (2) auxiliary center tanks, a copy of which is annexed hereto as Exhibit A-3.
AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.
Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For purposes of this definition, “control” when used with respect to any person or entity, means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
Agreement – this A320 family aircraft purchase agreement, including all letter agreements listed on Exhibit I and all exhibits, appendices and schedules attached hereto, as the same may be amended or modified and in effect from time to time.
AirbusWorld – as defined in Clause 14.5.4.
Aircraft – any or all of the one hundred thirty (130) firm A320 Family Aircraft and one hundred thirty (130) firm A320 Family NEO Aircraft for which the delivery schedule is set forth in Schedule I as of the date hereof and any other A320 Family Aircraft and A320 Family NEO Aircraft to be sold by the Seller and purchased by the Buyer (or, in the case of the A320 Family Aircraft, leased by the Buyer from the Lessor) pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion System installed thereon upon Delivery.
Aircraft Training Services – all flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.
Airframe – any Aircraft, excluding the Propulsion System therefor.
ATA Specification – recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial Aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.
Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.
Balance of the Final Price – as defined in Clause 5.4.
Base Price – for any Aircraft, as defined in Clause 3.1.
Base Price of the A319 Airframe – as defined in Clause 3.1.1.1.
Base Price of the A320 Airframe – as defined in Clause 3.1.1.2.
Base Price of the A321 Airframe – as defined in Clause 3.1.1.3.
Base Price of the A319 NEO Group 1 Airframe – as defined in Clause 3.1.1.4.
Base Price of the A319 NEO Group 2 Airframe – as defined in Clause 3.1.1.5.
Base Price of the A320 NEO Group 1 Airframe – as defined in Clause 3.1.1.6.
Base Price of the A320 NEO Group 2 Airframe – as defined in Clause 3.1.1.7.
Base Price of the A321 NEO Group 1 Airframe – as defined in Clause 3.1.1.8.
Base Price of the A321 NEO Group 2 Airframe – as defined in Clause 3.1.1.9.
Base Price of the Airframe – the Base Price of the A319 Airframe, the Base Price of the A320 Airframe, the Base Price of the A321 Airframe, the Base Price of the A319 NEO Group 1 Airframe, the Base Price of the A319 NEO Group 2 Airframe, the Base Price of the A320 NEO Group 1 Airframe, the Base Price of the A320 NEO Group 2 Airframe, the Base Price of the A321 NEO Group 1 Airframe and the Base Price of the A321 NEO Group 2 Airframe, as applicable.
Base Price of the Propulsion System – the Engine A Base Price, the Engine B Base Price, the Engine C Base Price, the Engine D Base Price, the Engine E Base Price, the Engine F Base Price, the Engine G Base Price, the Engine H Base Price, the Engine I Base Price, the Engine J Base Price, the Engine K Base Price, or the Engine L Base Price, as applicable.

Business Day – with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day on which commercial banks in the jurisdiction where such action is required to be taken are authorized or required by law to close.
Buyer Furnished Equipment or BFE – as defined in Clause 18.1.1.
Certificate of Acceptance – as defined in Clause 8.3.
CFM – CFM International.
Corrected Part – as defined in Clause 12.1.9.
Correction – as defined in Clause 12.1.4.1.
Custom Duty – as defined in Clause 18.1.6.
Customization Milestone Chart – as defined in Clause 2.4.1.
DAP – as defined in Clause 14.5.2.
Declaration of Design and Performance or DDP – the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation and all relevant certification requirements.
Delivery – with respect to any Aircraft, the transfer of title to such Aircraft from the Seller to the Buyer (or, with respect to any Leased Aircraft, the Lessor) in accordance with Clause 9.
Delivery Date – the date the Delivery occurs.
Delivery Location – the facilities of the Seller at the location of final assembly of the Aircraft, which will be located in Hamburg, Germany, Toulouse, France or another location mutually agreed by the Buyer and the Seller in writing.
Development Changes – as defined in Clause 2.2.2.
Dispute Resolution Process – as defined in Clause 12.1.6.1.
EASA – the European Aviation Safety Agency or any successor thereto.
End-User License Agreement for Airbus Software – as defined in Clause 14.10.4.
Engine A Base Price – as defined in Clause 3.1.2.1.
Engine A Reference Price – as defined in Clause 3.1.2.1.
Engine B Base Price – as defined in Clause 3.1.2.2.
Engine B Reference Price – as defined in Clause 3.1.2.2.

Engine C Base Price – as defined in Clause 3.1.2.3.
Engine C Reference Price – as defined in Clause 3.1.2.3.
Engine D Base Price – as defined in Clause 3.1.2.4.
Engine D Reference Price – as defined in Clause 3.1.2.4.
Engine E Base Price – as defined in Clause 3.1.2.5
Engine E Reference Price – as defined in Clause 3.1.2.5.
Engine F Base Price – as defined in Clause 3.1.2.6.
Engine F Reference Price – as defined in Clause 3.1.2.6.
Engine G Base Price – as defined in Clause 3.1.2.7.
Engine G Reference Price – as defined in Clause 3.1.2.7.
Engine H Base Price – as defined in Clause 3.1.2.8.
Engine H Reference Price – as defined in Clause 3.1.2.8.
Engine I Base Price – as defined in Clause 3.1.2.9.
Engine I Reference Price – as defined in Clause 3.1.2.9.
Engine J Base Price – as defined in Clause 3.1.2.10.
Engine J Reference Price – as defined in Clause 3.1.2.10.
Engine K Base Price – as defined in Clause 3.1.2.11.
Engine K Reference Price – as defined in Clause 3.1.2.11.
Engine L Base Price – as defined in Clause 3.1.2.12.
Engine L Reference Price – as defined in Clause 3.1.2.12.
Excusable Delay – as defined in Clause 10.1.
Export Certificate of Airworthiness – an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.
FAA – the U.S. Federal Aviation Administration, or any successor thereto.
Final Price – as defined in Clause 3.2.
First Quarter or 1st Quarter – January, February and March of any given calendar year.

Fourth Quarter or 4th Quarter – October, November and December of any given calendar year.
General Terms and Conditions of Access to and Use of AirbusWorld or GTC – as defined in Clause 14.11.3.
Goods and Services – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or Affiliates of the Seller controlled by the Seller.
Indemnified Airframe – as defined in Clause 13.1.1.
Inexcusable Delay – as defined in Clause 11.1.
IAE – International Aero Engines.
Independent Party – as defined in Clause 12.1.6.1.
Irrevocable SCNs – the list of SCNs set forth in Exhibits A-5, A-6 and A-7 that are irrevocably part of the A320 Family NEO Aircraft, as applicable.
Leased Aircraft – any or all of the one hundred thirty (130) firm A320 Family Aircraft for which the delivery schedule is set forth in Schedule I as of the date hereof that are to be leased by the Buyer from the Lessor pursuant to this Agreement.
Lessor – an owner trust, the owner participant of which is (a) Seller (or any Affiliate of Seller); (b) a third party lessor designated by Seller; (c) a special purpose company established by either of the parties referred to in (a) or (b) for the purposes of leasing one or more Leased Aircraft to Buyer; or (d) such other entity as may be agreed by Seller and Buyer.
Liable Party – as defined in Clause 5.5.4.
LIBOR – the rate for deposits in US dollars for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, as of the date such amounts came due. If such rate does not appear on the Reuters Screen LIBOR01 Page, the rate will be determined on the basis of the rates at which deposits in US dollars are offered by the principal London offices of the Reference Banks at approximately 11:00 A.M. time, London to prime banks in the London interbank market for a period of one month commencing on the date such amounts came due and in an amount of US$ 10,000,000 (US dollars – ten million). Seller will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such date of determination will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Seller, at approximately 11:00 A.M., New York City time, on such date for loans in US dollars to leading European banks for a period of one month commencing on such date and in an amount of US$ 10,000,000 (US dollars – ten million).
Manufacture Facilities – the various facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.
Manufacturer Specification Change Notice or MSCN – as defined in Clause 2.2.2.1.

Master Charge Engine – in respect of the A319 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.4(iv); in respect of the A320 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.6(iv); and in respect of the A321 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.8(iv).
New Engine Option or NEO – as defined in Clause 2.1.2.1.
P&W – Pratt & Whitney.
Predelivery Payment – any of the payments determined in accordance with Clause 5.3.
Predelivery Payment Reference Price – as defined in Clause 5.3.2.
Propulsion System – any A319 Propulsion System, A320 Propulsion System, A321 Propulsion System, A319 NEO Propulsion System, A320 NEO Propulsion System or A321 NEO Propulsion System, as applicable.
Propulsion System Manufacturer – CFM, IAE and P&W, as applicable.
Propulsion System Price Revision Formula – for any Propulsion System, the applicable price revision formula as set forth in Exhibit C-3, C-4 or C-5.
Propulsion System Reference Price – the Engine A Reference Price, the Engine B Reference Price, the Engine C Reference Price, the Engine D Reference Price, the Engine E Reference Price, the Engine F Reference Price, the Engine G Reference Price, the Engine H Reference Price, the Engine I Reference Price, the Engine J Reference Price, the Engine K Reference Price, or the Engine L Reference Price, as applicable.
Purchase Aircraft – any or all of the one hundred thirty (130) firm A320 Family NEO Aircraft for which the delivery schedule is set forth in Schedule I as of the date of this Agreement to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.
Quarter – the First Quarter, Second Quarter, Third Quarter or Fourth Quarter.
Ready for Delivery – with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) such Aircraft is eligible to receive an Export Certificate of Airworthiness.
Receiving Party – as defined in Clause 5.5.4.
Reference Banks – Citibank, JP Morgan Chase Bank, Deutsche Bank, and such other or additional banking institutions as may be designated from time to time by mutual agreement of the Seller and the Buyer.
Scheduled Delivery Month – as defined in Clause 9.1.
Scheduled Delivery Quarter – as defined in Clause 9.1.
Second Quarter or 2nd Quarter – April, May and June of any given calendar year.
Seller Price Revision Formula 2010 – the price revision formula set forth in Exhibit C-2.

Seller Price Revision Formula 2011 – the price revision formula set forth in Exhibit C-1.
Seller Price Revision Formula – the Seller Price Revision Formula 2010 or the Seller Price Revision Formula 2011, as applicable.
Seller Representative – as defined in Clause 15.1.1.
Seller Service Life Policy – as defined in Clause 12.2.
Sharklets – a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 Family Aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.
Specification – the A319 Specification, the A320 Specification or the A321 Specification, as applicable.
Specification Change Notice or SCN – as defined in Clause 2.2.1.
Standard Specification – the A319 Standard Specification, the A320 Standard Specification or the A321 Standard Specification, as applicable.
Supplier – as defined in Clause 12.3.1.1.
Supplier Part – as defined in Clause 12.3.1.2.
Supplier Product Support Agreement – as defined in Clause 12.3.1.3.
Taxes – as defined in Clause 5.5.5.
Technical Data – as defined in Clause 14.1.
Third Quarter or 3rd Quarter – July, August and September of any given calendar year.
Total Loss – as defined in Clause 10.4.
Training Conference – as defined in Clause 16.1.3.
Type Certificate – as defined in Clause 7.1.
Warranted Part – as defined in Clause 12.1.1.
Warranty Beneficiary – the Buyer; and, with reference herein to any Aircraft that is subject to an assignment pursuant to Clause 21.5 or Clause 21.6, the applicable purchaser or lessee.
Warranty Claim – as defined in Clause 12.1.5.
The definition of a singular in this Clause 0 will apply to the plural of the same word.
Except where otherwise indicated, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified.
References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.
The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.
Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

1    SALE AND PURCHASE; LEASE
The Seller will sell and deliver the Purchase Aircraft to the Buyer, and the Buyer will purchase and take delivery of the Purchase Aircraft from the Seller, subject to the terms and conditions contained in this Agreement. The Seller will sell, or transfer, and deliver the Leased Aircraft to the Lessor, and, subject to the terms and conditions contained in this Agreement, the Buyer will lease from and take delivery of the Leased Aircraft from the Lessor.

2    SPECIFICATION
2.1    Aircraft Specification
Each Aircraft will be manufactured in accordance with the Standard Specification applicable to such Aircraft, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibits A-2 through A-7.

2.1.1    New Engine Option

2.1.1.1    The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”)
that will be applicable to the A319-100, A320-200 and A321-200 model aircraft. The specification of the A320 Family NEO Aircraft will be derived from the relevant Standard Specification and will include (i) as applicable, the Propulsion Systems set forth in Clauses 2.3.4, 2.3.5 and 2.3.6 below, (ii) Sharklets, (iii) airframe structural adaptations, and (iv) Aircraft systems and software adaptations required to operate A320 Family NEO Aircraft. The foregoing is currently reflected in the Irrevocable SCNs, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.1.2    The Irrevocable SCNs include a modification to the design weights of the Standard Specifications as follows:

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

2.2    Specification Amendment
The parties understand and agree that any Specification may be further amended following the execution and delivery by the parties of this Agreement in accordance with the terms of this Clause 2.

2.2.1    Specification Change Notice
Any Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”) and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to any Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of any Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN. In addition, at the request of the Buyer, the Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Approval of SCNs by the Seller will not be unreasonably withheld, conditioned or delayed.

2.2.2    Development Changes
Any Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft that is the subject of such Specification, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1    Manufacturer Specification Changes Notices
Any Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular Development Change to be made to such Specification and the effect, if any, of such Development Change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification. In addition, at the request of the Buyer, the Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Seller will promptly notify the Buyer in writing of any MSCN applicable to the Aircraft, and such notice will describe the reason for making such amendment and the revised Specification. Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN will be implemented without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft affected thereby, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the applicable Specification, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
For the purposes of Clause 2.2.2.1, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.2.2    If the Seller revises any Specification to incorporate Development Changes that have no adverse effect on any of the elements identified in Clause 2.2.2.1 above, such Development Change will be performed by the Seller without the Buyer’s consent.

2.2.2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    The Buyer will on a regular basis have access to the details of all SCNs, Development Changes and MSCNs related to Aircraft that are subject to this Agreement through the relevant application in AirbusWorld.

2.4    Propulsion System

2.4.1    Each A319 Airframe will be equipped with a set of two CFM International CFM56-5B6/3 engines or International Aero Engines V2524-A5 engines (such set, upon selection, an “A319 Propulsion System”).

2.4.2    Each A320 Airframe will be equipped with a set of two CFM International CFM56-5B4/3 engines or International Aero Engines V2527-A5 engines (such set, upon selection, an “A320 Propulsion System”).

2.4.3    Each A321 Airframe will be equipped with a set of two CFM International CFM56-5B3/3 engines or International Aero Engines V2533-A5 engines (such set, upon selection, an “A321 Propulsion System”).

2.4.4    Each A319 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A24 engines or Pratt & Whitney PW1124G engines (such set, upon selection, an “A319 NEO Propulsion System”).

2.4.5    Each A320 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A26 engines or Pratt & Whitney PW1127G engines (such set, upon selection, an “A320 NEO Propulsion System”).

2.4.6    Each A321 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A32 engines or Pratt & Whitney PW1133G engines (such set, upon selection, an “A321 NEO Propulsion System”).

2.4.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5    Milestones

2.5.1    Customization Milestones Chart
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will provide the Buyer with a customization milestone chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable, of each Aircraft an SCN is required to be executed in order to integrate into the applicable Specification any items requested by the Buyer from the Seller’s catalogs of Specification change options or from sources other than the Seller’s catalogs of Specification change options.

2.5.2    Contractual Definition Freeze
The Customization Milestone Chart will specify the date(s) by which the contractual definition of each Aircraft is required to be finalized and all SCNs are required to have been executed by the Buyer in order to enable the incorporation of such SCNs into the manufacturing of such Aircraft and Delivery of such Aircraft in the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable.

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] pursuant to the Customization Milestone Chart.

3    PRICE

3.1    Base Price of the Aircraft
The “Base Price” of each Aircraft is the sum of:
    (i)    the applicable Base Price of the Airframe, and
    (ii)    the applicable Base Price of the Propulsion System.

3.1.1    Base Price of the Airframe
3.1.1.1    Base Price of the A319 Airframe
The “Base Price of the A319 Airframe” is the sum of the following base prices:
(i)    the base price of the A319 Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-2 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.2    Base Price of the A320 Airframe
The “Base Price of the A320 Airframe” is the sum of the following base prices:
(i)    the base price of the A320 Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-3 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.3    Base Price of the A321 Airframe
The “Base Price of the A321 Airframe” is the sum of the following base prices:
(i)    the base price of the A321 Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-4 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.4    Base Price of the A319 NEO Group 1 Airframe
The “Base Price of the A319 NEO Group 1 Airframe” is the sum of the following base prices:
(i)    the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-5 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-5 is the sum of:

(a)    the base price of the New Engine Option is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    the base price of the Sharklets is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv)    the base price of the Master Charge Engine is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.5    Base Price of the A319 NEO Group 2 Airframe
The “Base Price of the A319 NEO Group 2 Airframe” is the sum of the following base prices:
(i)    the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-5 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-5 is the sum of:
(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.6    Base Price of the A320 NEO Group 1 Airframe
The “Base Price of the A320 NEO Group 1 Airframe” is the sum of the following base prices:
(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-6 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-6 is the sum of:
(a)    the base price of the New Engine Option is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b)    the base price of the Sharklets is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv)    the base prices of the Master Charge Engine is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
3.1.1.7    Base Price of the A320 NEO Group 2 Airframe
The “Base Price of the A320 NEO Group 2 Airframe” is the sum of the following base prices:
(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-6 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-6 is the sum of:
(a)    the base price of the New Engine Option is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b)    the base price of the Sharklets is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.8    Base Price of the A321 NEO Group 1 Airframe
The “Base Price of the A321 NEO Group 1 Airframe” is the sum of the following base prices:
(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-7 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the Irrevocable SCNs set forth in Exhibit A-7 is the sum of:
(a)    the base price of the New Engine Option is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    the base price of the Sharklets is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv)    the base price of the Master Charge Engine at delivery conditions prevailing in January 2010 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1.9    Base Price of the A321 NEO Group 2 Airframe
The “Base Price of the A321 NEO Group 2 Airframe” is the sum of the following base prices:
(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii)    the sum of the base prices of any and all SCNs (other than Irrevocable SCNs the extent included in clause (iii) below) set forth in Exhibit A-7 is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii)    the sum of the Irrevocable SCNs set forth in Exhibit A-7 is the sum of:
(a)    the base price of the New Engine Option is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b)    the base price of the Sharklets is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    Base Price of Propulsion System

3.1.2.1    The base price (the “Engine A Base Price”) of a set of two (2) CFM International CFM56-5B6/3 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine A Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.2    The base price (the “Engine B Base Price”) of a set of two (2) CFM International CFM56-5B4/3 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine B Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.3    The base price (the “Engine C Base Price”) of a set of two (2) CFM International CFM56-5B3/3 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine C Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.4    The base price (the “Engine D Base Price”) of a set of two (2) International Aero Engines V2524-A5 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine D Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.5    The base price (the “Engine E Base Price”) of a set of two (2) International Aero Engines V2527-A5 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine E Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.6    The base price (the “Engine F Base Price”) of a set of two (2) International Aero Engines V2533-A5 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2011 and has been calculated from the reference price (the “Engine F Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.7    The base price (the “Engine G Base Price”) of a set of two (2) CFM International LEAP-X1A24 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine G Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.8    The base price (the “Engine H Base Price”) of a set of two (2) CFM International LEAP-X1A26 engines:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine H Reference Price”) is indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.9    The base price (the “Engine I Base Price”) of a set of two (2) CFM International LEAP-X1A32 engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine I Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.10    The base price (the “Engine J Base Price”) of a set of two (2) Pratt & Whitney PW1124G engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine J Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.11    The base price (the “Engine K Base Price”) of a set of two (2) Pratt & Whitney PW1127G engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine K Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2.12    The base price (the “Engine L Base Price”) of a set of two (2) Pratt & Whitney PW1133G engines is:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the “Engine L Reference Price”) indicated by the Propulsion System Manufacturer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Final Price of the Aircraft
The “Final Price” of each Aircraft will be the sum of:
(i)    the applicable Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1;

(ii)    the aggregate of all increases or decreases to the applicable Base Price of the Airframe as agreed in any Specification Change Notice, Manufacturer Specification Change Notice, or part thereof applicable to such Airframe subsequent to the date of this Agreement as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1;

(iii)    the Propulsion System Reference Price for the Propulsion System for such Aircraft, adjusted to the Delivery Date in accordance with Clause 4.2;

(iv)    the aggregate of all increases or decreases of such Propulsion System Reference Price as agreed in any Specification Change Notice or part thereof applicable to such Propulsion System subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4.2;

(v)    any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to such Aircraft.

4    PRICE REVISION

4.1    Seller Price Revision Formula
For each Airframe, the Base Price of the Airframe is subject to revision up to and including the applicable month of Delivery in accordance with the Seller Price Revision Formula.

4.2    Propulsion System Price Revision

4.2.1    The Propulsion System Reference Price applicable to any Propulsion System is subject to revision up to and including the applicable Delivery Date in accordance with the applicable Propulsion System Price Revision Formula.

4.2.2    The Propulsion System Reference Price for each Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula are based on information received from the applicable Propulsion System Manufacturer and are subject to amendment by such Propulsion System Manufacturer at any time prior to Delivery. If any Propulsion System Manufacturer makes any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Propulsion System Reference Price, the prices of the related equipment and the Propulsion System Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from any Propulsion System Manufacturer.

5    PAYMENT TERMS

5.1    Method and Place of Payment
The Buyer will perform its obligations to pay the Predelivery Payments, the Balance of the Final Price and any other amount due hereunder from the United States in immediately available funds in United States dollars to:
Beneficiary Name: AIRBUS
account identification: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
with:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
or to such other account as may be designated by the Seller.

5.2    INTENTIONALLY LEFT BLANK

5.3    Predelivery Payments

5.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    The “Predelivery Payment Reference Price” for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.3    Predelivery Payments will be paid according to the following schedule.
CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TOTAL PAYMENT PRIOR TO DELIVERY	[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.5    Specification Change Notice Predelivery Payments
The Seller will be entitled to require, and the Buyer will pay, Predelivery Payments for each SCN (excluding those listed in Exhibits A-2 to A-7) executed after execution and delivery of this Agreement in accordance with the following payment schedule:
(i)    For each SCN executed [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    For each SCN executed [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    For each SCN executed [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Payment of Balance of the Final Price of the Aircraft
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (the “Balance of the Final Price”).
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.5    Taxes

5.5.1    The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer will pay any VAT chargeable with respect to the sale of any Aircraft other than Leased Aircraft, and any component, accessory, equipment, part or service delivered or furnished under this Agreement with respect to a Purchase Aircraft. The Seller will comply with all local laws regarding VAT collection and remittance, including without limitation the issuance of timely and proper VAT invoices and, where applicable, the issuance of local invoices and accepting local payment.

5.5.2    The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (other than Buyer Furnished Equipment).

5.5.3    The Buyer will pay all Taxes not assumed by the Seller under Clause 5.5.2 (except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction).

5.5.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.5.5    “Taxes” means any present or future tax, stamp or other levies, imposts, duties, charges, fees, deductions or withholdings arising from the transactions contemplated or effectuated under this Agreement, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein, including without limitation any exactions based upon or measured by the assets, capital, property, gross receipts or payroll of the Buyer or the Seller.

5.6    Application of Payments
Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any matured and undisputed amounts [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] then the Seller will have the right, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount(s). The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will pay to the Seller the amount required to comply with Clause 5.3 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.7    Setoff Payments
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.8    Overdue Payments
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.9    Proprietary Interest
Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10    Payment in Full
Except as expressly provided in Clause 5.7, the Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is required by law to make any such deduction or withholding the Buyer will pay an additional amount to the Seller [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.11    Other Charges
Unless expressly stipulated otherwise, any charges due from the Buyer under this Agreement other than those set out in Clauses 5.3 and 5.8 will be paid by the Buyer at the same time as payment of the Balance of the Final Price or, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    MANUFACTURE PROCEDURE – INSPECTION

6.1    Manufacture Procedures
Each Airframe will be manufactured in accordance with this Agreement and the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2    Inspection

6.2.1    Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) will be entitled to inspect the manufacture of each Airframe and all materials and parts obtained by the Seller from the sub-contractors for the manufacture of each Airframe, receive reasonable notice of and attend inspection presentations, have access to technical log books and quality log books and monitor production acceptance tests (the “Inspection”) on the following terms and conditions:

(i)    any Inspection will be conducted pursuant to the Seller’s system of inspection and the relevant procedures of the Seller, as developed under the supervision of the relevant Aviation Authority;

(ii)    the Buyer’s Inspector(s) will have access to such relevant technical documentation as is reasonably necessary for the purpose of the Inspection;

(iii)    any Inspection and any related discussions with the Seller by the Buyer’s Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller; and

(iv)    the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of any Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2    Location of Inspections
The Buyer’s Inspector(s) will be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and, if requested by the Buyer, at the Manufacture Facilities of the sub-contractors; provided that if access to any part of the Manufacture Facilities where the manufacture of the Airframe or its materials or parts is in progress or materials or parts are stored is restricted for security or confidentiality reasons, the Seller will be allowed reasonable time to make the relevant items available in another location reasonably convenient for the Buyer’s Inspector(s).

6.3    Seller’s Service for Buyer’s Inspector(s)
For the purpose of the Inspections, and starting from a mutually agreed date [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] until the final Delivery Date, the Seller will furnish without additional charge suitable space and office equipment (including computer communication access) in or conveniently located with respect to each Delivery Location for the use of up to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the Buyer’s Inspectors at each such location.

6.4    No Effect on Representations, Warranties, Indemnities and Agreements
The representations, warranties, indemnities and agreements of the Seller in this Agreement and any exceptions or limitations thereto will not be affected or deemed waived by reason of any investigation or inspection made or not made by the Buyer pursuant to this Clause 6.

7    CERTIFICATION
Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to any Aircraft.

7.1    Type Certification
The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2    Export Certificate of Airworthiness
Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.
If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, at the Buyer’s cost.

7.3    Specification Changes before Aircraft Ready for Delivery

7.3.1    If, any time before the date on which an Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN pursuant to Clause 2.2.1.

7.3.2    The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3    The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.3.4    Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion System the costs related thereto will be borne by the Buyer, and the Seller will have no obligation with respect thereto.

7.4    Specification Changes after Aircraft Ready For Delivery
Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

8    TECHNICAL ACCEPTANCE

8.1    Technical Acceptance Process

8.1.1    Prior to Delivery, each Aircraft will undergo a technical acceptance process developed by the Seller [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of such Aircraft and will be deemed to demonstrate compliance with the Specification. If, during the Technical Acceptance Process any Aircraft does not comply with all of the Technical Acceptance Process requirements, the Seller will without hindrance from the Buyer carry out, at its cost, any necessary changes and, as soon as practicable thereafter, resubmit such Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2    The Technical Acceptance Process will:
(i)    commence on a date notified by the Seller to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    take place at the Delivery Location,

(iii)    be carried out by the personnel of the Seller with the participation of the Buyer’s representatives in accordance with the Technical Acceptance Process and Clause 8.2.2 if the Buyer elects to attend the Technical Acceptance Process, and

(iv)    include [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (the “Technical Acceptance Flight”).

8.2    Buyer’s Attendance

8.2.1    The Buyer is entitled to attend the Technical Acceptance Process.

8.2.2    If the Buyer elects to attend the Technical Acceptance Process, the Buyer:
(i)    will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    may have a maximum of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives; and

(iii)    will be entitled to have a pilot of the Buyer conduct routine flight maneuvers and tests during the Technical Acceptance Flight as may be reasonably required to demonstrate to the Buyer the satisfactory functioning of the Aircraft, subject to the supervision and operational control of the Seller’s flight test personnel at all times during such flight maneuvers and tests.

8.2.3    If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

8.3    Certificate of Acceptance
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Buyer will execute and deliver to the Seller a certificate of acceptance in respect of such Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4    Finality of Acceptance
The Buyer’s execution and delivery of the Certificate of Acceptance for an Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of each Aircraft for any reason known to the Buyer at the time of acceptance. The Buyer’s execution and delivery of the Certificate of Acceptance for an Aircraft will not impair the Seller’s obligations pursuant to any warranty, indemnity or performance guarantee or other support set forth in the Agreement or any remedies of the Buyer thereunder.

8.5    Aircraft Utilization
The Seller will, without payment or other liability, be entitled to use any and all Aircraft before Delivery of such Aircraft as may be necessary to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9    DELIVERY

9.1    Delivery Schedule
Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each, a “Scheduled Delivery Month”) or quarters (each, a “Scheduled Delivery Quarter”), as applicable set forth on Schedule I hereto (the “Delivery Schedule”).

9.1.1    In respect of each Aircraft for which a Scheduled Delivery Quarter is set forth in Clause 9.1 above, the Seller will communicate to the Buyer the Scheduled Delivery Month no later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.1.2    The Seller will give the Buyer at least [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] written notice of the anticipated date on which each Aircraft will be Ready for Delivery. Such notice will also include the starting date and the planned schedule of the Technical Acceptance Process. Thereafter the Seller will notify the Buyer of any change to such dates.

9.2    Delivery Process

9.2.1    The Buyer will send its representatives (which, with respect to Leased Aircraft, may include representatives of the Lessor) to the Delivery Location to take Delivery of each Aircraft at the date on which such Aircraft is Ready for Delivery, and fly such Aircraft from the Delivery Location.

9.2.2    The Seller will deliver and transfer title to each Aircraft to the Buyer (or, with respect to a Leased Aircraft, the Lessor) free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 (or, with respect to a Leased Aircraft, provided that Buyer has executed and delivered to Lessor a definitive lease agreement) and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer (or with respect to Leased Aircraft, the Lessor) with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and such other documentation confirming transfer of title and receipt of such Final Price of such Aircraft as may reasonably be requested by the Buyer (and, with respect to Leased Aircraft, to the Lessor). Title to and risk of loss of or damage to such Aircraft will pass to the Buyer (or, with respect to Leased Aircraft, the Lessor) contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3    (i) If the Buyer fails to deliver the signed Certificate of Acceptance with respect to an Aircraft to the Seller when required pursuant to Clause 8.3, or (ii) if Buyer fails to pay the Balance of the Final Price of such Aircraft to the Seller (or with respect to a Leased Aircraft, if Buyer fails to execute and deliver to Lessor a definitive lease agreement), then the Buyer will be deemed to have rejected Delivery wrongfully when such Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, then in addition to the remedies of Clause 5.8.1, the Seller will retain title to such Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection (including but not limited to risk of loss of or damage to such Aircraft), it being understood that the Seller will be under no duty to the Buyer to store, park, insure or otherwise protect such Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3    Flyaway

9.3.1    The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2    All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10    EXCUSABLE DELAY AND TOTAL LOSS

10.1    Scope of Excusable Delay
Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of any Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    Consequences of Excusable Delay
If an Excusable Delay occurs:
(i)    the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)    the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)    the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)    the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

10.3    Termination on Excusable Delay

10.3.1    If any Delivery is delayed as a result of an Excusable Delay for a period of more than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2    If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Scheduled Delivery Month, then [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month.

10.3.3    If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.

10.4    Total Loss, Destruction or Damage
If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace such Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:
(i)    the Buyer notifies the Seller within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)    the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.
Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the applicable Aircraft.

10.5    Termination Rights Exclusive
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.6    Remedies
THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11    INEXCUSABLE DELAY

11.1    Liquidated Damages
Should an Aircraft not be Ready for Delivery within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 and/or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
In no event will the amount of liquidated damages exceed the total of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] in respect of any one Aircraft.
The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Scheduled Delivery Month.

11.2    Renegotiation
If, as a result of an Inexcusable Delay, the Delivery does not occur within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3    Termination
If, as a result of an Inexcusable Delay, the Delivery does not occur within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the last day of the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of such affected Aircraft.

11.4    Remedies
THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

12    WARRANTIES AND SERVICE LIFE POLICY
This Clause covers the terms and conditions of the warranty and service life policy.

12.1    Standard Warranty

12.1.1    Nature of Warranty
For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, system, software (to the extent not covered by the End-User License Agreement for such software), accessory, structure or part, that is installed on an Aircraft at Delivery thereof and
(a)    that is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)    that bears a part number of the Seller at the time of such Delivery.
Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Warranty Beneficiary that each Aircraft and each Warranted Part will at Delivery to such Warranty Beneficiary be free from defects:
(i)    in material;

(ii)    in workmanship, including without limitation processes of manufacture;

(iii)    in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)    arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2    Exclusions
The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion System, nor to any component, equipment, accessory or part installed on any Aircraft at Delivery that is not a Warranted Part except that:
(i)    any defect in the Seller’s workmanship in respect of the installation of such items in such Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)    any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, that impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3    Warranty Period
The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4    Limitations of Warranty

12.1.4.1    The Warranty Beneficiary’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are, at the Seller’s expense, (a) the repair, replacement or correction of any Warranted Part that is defective (or the supply of modification kits rectifying the defect) (a “Correction”) or (b) the reimbursement of the cost to the Warranty Beneficiary for a replacement for the defective Warranted Part and any other materials installed, incorporated, consumed or expended by the Warranty Beneficiary in performing the Correction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.4.2    In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller will also, if so requested by the Buyer in writing, correct such defect in any Aircraft that has not yet been delivered to the Buyer, provided, however,

(i)    that the Seller will not be responsible, nor be deemed to be in default on account of any reasonable delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)    that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3    Cost of Inspection
In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Warranty Beneficiary in performing inspections of the affected Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:
(i)    such inspections are recommended by a Seller Service Bulletin, service letter, or other Seller correspondence issued or to be performed within the Warranty Period;

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    the labor rate for the reimbursement will be the In-house Warranty Labor Rate; and

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.5    Warranty Claim Requirements
The Warranty Beneficiary’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:
(i)    the defect having become apparent within the Warranty Period;

(ii)    the Warranty Beneficiary having filed a Warranty Claim within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and

(iii)    the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.6    Warranty Administration
The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1    Claim Determination
Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents; [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.6.2    Transportation Costs
The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.6.3    Return of an Aircraft
If the Warranty Beneficiary and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.6.4    On Aircraft Work by the Seller
If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the affected Aircraft.
If such condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5    Warranty Claim Substantiation
Each Warranty Claim filed by the Warranty Beneficiary under this Clause 12.1 will contain at least the following data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a)    description of defect and action taken, if any,

(b)    date of incident and/or removal date,

(c)    description of Warranted Part claimed to be defective,

(d)    part number,

(e)    serial number (if applicable),

(f)    position on Aircraft,

(g)    total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)    time since last shop visit at the date of defect appearance,

(i)    Manufacturer Serial Number of the affected Aircraft and/or its registration,

(j)    Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)    Warranty Claim number,

(l)    date of Warranty Claim,

(m)    Delivery Date of Aircraft or Warranted Part to the Buyer,
Warranty Claims are to be addressed as follows:
Airbus
Customer Services directorate
Warranty Administration
Rond Point Maurice Bellonte
B.P. 33
31707 Blagnac Cedex
France

12.1.6.6    Replacements
Replaced components, equipment, accessories or parts will become the Seller’s property.
Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that:
(i)    when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and;

(ii)    title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.
Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

12.1.6.7    Claims Review
The Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] each Warranty Claim and provide notice to the Warranty Beneficiary of approval or rejection of a Warranty Claim [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In the event of rejection, the Buyer will have the opportunity to resubmit the Warranty Claim if additional information not provided in the Warranty Claim is or becomes available. In the event the Seller approves any Warranty Claim and determines to offer a reimbursement, the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] issue a warranty credit to the Buyer.

12.1.6.8    Inspection
The Seller will have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7    In-house Warranty

12.1.7.1    Seller’s Authorization
The Seller hereby authorizes the Buyer to repair Warranted Parts (“In-house Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2    Conditions for Seller’s Authorization
The Buyer will be entitled to repair such Warranted Parts:
-    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and will not unreasonably withhold, condition or delay authorization;

-    provided adequate facilities and qualified personnel are available to the Buyer;

-    provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

-    only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3    Seller’s Rights
The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4    In-house Warranty Claim Substantiation
Claims for In-house Warranty credit will be filed within the time period set forth in 12.1.5 (ii) and will contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition will include:
(a)    a report of technical findings with respect to the defect,

(b)    for parts required to remedy the defect:

-    part numbers,

-    serial numbers (if applicable),

-    parts description,

-    quantity of parts,

-    unit price of parts,

-    related Seller’s or third party’s invoices (if applicable),

-    total price of parts,

(c)    detailed number of labor hours,

(d)    In-house Warranty Labor Rate,

(e)    total claim value.

12.1.7.5    Credit
The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to In-house Warranty Claims will be the warranty credit issued to the Buyer in an amount equal to the reasonable direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in such repair, determined as set forth below:
(i)    to determine direct labor costs, only man-hours spent on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be counted. Any man-hours required for maintenance work concurrently being carried out on the affected Aircraft or the Warranted Part will not be included.

(ii)    The man-hours counted as set forth above will be multiplied by an agreed labor rate of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (“In-house Warranty Labor Rate”), which is deemed to represent the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.
The In-house Warranty Labor Rate is subject to annual adjustment by multiplication by the ratio ECIn/ECIb. For the purposes of this Clause 12.1.7.5 only, ECIn will be equal to the Labor Index, ECI336411W, defined in the Seller’s Price Revision Formula 2011 set forth in Exhibit C-1 to the Agreement.
(iii)    Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

12.1.7.6    Limitation
The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7    Scrapped Material
The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the date of completion of the repair or [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after submission of a claim for In-house Warranty credit relating thereto, whichever is longer, and during such period such parts will be returned to the Seller within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of receipt of the Seller’s request to that effect.
Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s) at any time.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.8    Standard Warranty in case of Pooling or Leasing Arrangements
Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.1.9    Warranty for Corrected, Replaced or Repaired Warranted Parts
Notwithstanding the definition of “Warranty Period” set forth in Clause 12.1.2.3, whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1 (a “Corrected Part”), the period of the Seller’s warranty with respect to such Corrected Part will be the remaining portion of the original warranty [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10    Accepted Industry Standard Practices Normal Wear and Tear
The Buyer’s rights under this Clause 12.1 with respect to any Warranted Part are subject to such Warranted Part being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion System Manufacturer with respect to such Warranted Part and all applicable rules, regulations and directives of the relevant Aviation Authorities with respect to such Warranted Part.
The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor to:
(i)    any Warranted Part that has been repaired, altered or modified after Delivery, except by the Seller or in accordance with the Seller’s Technical Data or the Seller’s written instructions;

(ii)    any Warranted Part that has been operated in a damaged state, except to the extent such operation was until the next commercially reasonable opportunity to replace such Warranted Part; and

(iii)    any Warranted Part from which the part or serial number has been removed.

12.2    Seller Service Life Policy
In addition to the warranties set forth in Clause 12.1, the Seller further agrees to provide the Warranty Beneficiary with a “Seller Service Life Policy” as set forth in this Clause 12.2.

12.2.1    Should a Failure occur in any Item (as these terms are defined below) that is not caused by an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.
For the purposes of this Clause 12.2:
(i)    “Item” means any item listed in Exhibit F;

(ii)    “Failure” means a breakage or defect that can reasonably be expected to occur on a fleet wide basis and which materially impairs the utility of the Item.

12.2.2    Periods and Seller’s Undertakings
Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after the Delivery of such Aircraft, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:
-    design and furnish to the Buyer a Correction or Corrected Part for such Item with a Failure and provide any parts required for such Correction (including Seller designed standard parts but excluding industry standard parts), or

-    replace such Item.

12.2.3    Seller’s Participation in the Costs
Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under the Seller Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller’s financial participation determined in accordance with the following formula:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
where :
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.2.4    General Conditions and Limitations

12.2.4.1    The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2    The Buyer’s remedies and the Seller’s obligations and liabilities under the Seller Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)    the Buyer will maintain log books and other historical records with respect to each Item, reasonably adequate to enable the Seller to determine whether the alleged Failure is covered by the Seller Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)    the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)    the Buyer will comply with the conditions of Clause 12.1.10;

(iv)    the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be as compatible as practicable with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)    the Buyer will report any breakage or defect in an Item in writing to the Seller within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after such breakage or defect becomes apparent, whether or not such breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller reasonably sufficient detail on the breakage or defect to enable the Seller to determine whether such breakage or defect is subject to the Seller Service Life Policy.

12.2.4.3    Except as otherwise provided for in this Clause 12.2, any claim under the Seller Service Life Policy will be administered as provided for in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4    In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge to the Buyer or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer free of charge, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable period of time.

12.2.4.5    THE SELLER SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THE SELLER SERVICE LIFE POLICY WILL BE [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THE SELLER SERVICE LIFE POLICY AND TO WHICH SUCH

    NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM.

12.3    Supplier Warranties and Service Life Policies
Prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements. The Seller authorizes the Buyer to enforce directly against all Suppliers all such warranties and service life policies to the fullest extent permitted by the applicable Supplier Product Support Agreement.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

12.3.1    Definitions

12.3.1.1    “Supplier” means any supplier of Supplier Parts.

12.3.1.2    “Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, the Propulsion System and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3    “Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2    Supplier’s Default

12.3.2.1    In the event that any Supplier, under any standard warranty obtained by the Seller in a Supplier Product Support Agreement, defaults in the performance of any obligation with respect thereto and subject to (i) the Buyer using its commercially reasonable efforts to enforce its rights under such Supplier Product Support Agreement and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.1 will apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.2    In the event that any Supplier, under any Supplier service life policy obtained by the Seller in a Supplier Product Support Agreement, defaults in the performance of any obligation with respect thereto and subject to (i) the Buyer using its commercially reasonable efforts to enforce its rights under such Supplier Product Support Agreement and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply as if such Supplier Part was an Item, except that the Supplier’s service life policy period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.3    At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4    Interface Commitment

12.4.1    Interface Problem
If the Warranty Beneficiary experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Warranty Beneficiary but which the Warranty Beneficiary reasonably believes to be attributable to the design characteristics of one or more components of such Aircraft (“Interface Problem”), the Seller will, if so requested by the Warranty Beneficiary, and without additional charge to the Warranty Beneficiary, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Warranty Beneficiary will furnish to the Seller all data and information in the Warranty Beneficiary’s possession reasonably relevant to the Interface Problem and will reasonably cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.
At the conclusion of such investigation, the Seller will promptly advise the Warranty Beneficiary in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2    Seller’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Warranty Beneficiary and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3    Supplier’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Warranty Beneficiary, reasonably assist the Warranty Beneficiary in processing any warranty claim the Warranty Beneficiary may have against the Supplier. The Seller will also take whatever reasonable action is permitted by its contracts with such Supplier in an effort to obtain a correction of the Interface Problem acceptable to the Warranty Beneficiary. If the Supplier fails within a reasonable period of time to take appropriate action on the Seller’s recommendation as to the necessary corrective action and the Warranty Beneficiary submits to the Seller, within a reasonable period of time, proof of such failure, then the Seller will take action in accordance with the provisions of Clause 12.3

12.4.4    Joint Responsibility
If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Warranty Beneficiary, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller will promptly advise the Warranty Beneficiary of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Warranty Beneficiary. Such corrective action, unless reasonably rejected by the Warranty Beneficiary, will constitute full satisfaction of any claim the Warranty Beneficiary may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5    General

12.4.5.1    All requests under this Clause 12.4 will be directed to both the Seller and the affected Supplier.

12.4.5.2    Except as specifically set forth in this Clause 12.4, this Clause will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3    All reports, recommendations, data and other documents furnished by the Seller to the Warranty Beneficiary pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5    Exclusivity of Warranties
THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.
THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:
(1)    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)    LOSS OF PROFITS AND/OR REVENUES;

(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES AND SELLER SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED AND DELIVERED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER AND ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES.

12.6    Duplicate Remedies
The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of any Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7    Negotiated Agreement
The Buyer specifically recognizes that:
(i)    the Specifications have been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)    this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)    the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8    Disclosure to Third Party Entity
In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9    Transferability
Unless otherwise permitted pursuant to Clause 21, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.
Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

12.10    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

13    TRADE SECRET, PATENT AND COPYRIGHT INDEMNITY

13.1    Indemnity

13.1.1    13.1.1 Subject to the provisions of Clause 13.2.3, the Seller will indemnify, defend and hold harmless the Warranty Beneficiary from and against any damages, losses, costs, claims, suits and/or expenses including legal costs (excluding damages, losses, costs, claims, suits, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from (a) any trade secret misappropriation or alleged trade secret misappropriation by the Seller which interferes with the Warranty Beneficiary’s use of any Airframe, any part or software installed in any Airframe at Delivery (including the Propulsion System interface and excluding Buyer Furnished Equipment, such Airframe, an “Indemnified Airframe”), any replacement part or software or Technical Data, in each case provided by the Seller for any Indemnified Airframe in accordance with this Agreement or (b) any infringement or claim of infringement caused by the Warranty Beneficiary’s use of any Airframe, any part or software installed in any Indemnified Airframe at Delivery, any replacement part or software or Technical Data, in each case provided by the Seller for any Indemnified Airframe in accordance with this Agreement of:

(i)    any British, French, German, Spanish or U.S. patent; and

(ii)    any patent issued under the laws of any other country in which the Warranty Beneficiary may lawfully operate such Aircraft, provided that at the time of infringement or claim of infringement:

(1)    such country and the flag country of such Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)    such country and the flag country of such Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”); and

(iii)    any copyright, provided that the Seller’s obligation to indemnify, defend and hold harmless will be limited to infringements in the United States of America and in countries which, at the time of infringement or claim of infringement, are members of The Berne Union.

13.1.2    Clause 13.1.1 will not apply to

(i)    Buyer Furnished Equipment or Propulsion System; or

(ii)    parts not manufactured to the Seller’s detailed design.

13.1.3    In the event that the Warranty Beneficiary, due to circumstances contemplated in Clause 13.1.1, is prevented from using any Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, the Seller and Warranty Beneficiary), the Seller will at its discretion and expense either:

(i)    procure for the Warranty Beneficiary the right to use such Aircraft; or

(ii)    as applicable, cure the misappropriation or replace the infringing part of such Aircraft as soon as possible with a non-infringing substitute, in each case complying in all other respects with the requirements of this Agreement.

13.2    Administration of Patent and Copyright Indemnity Claims

13.2.1    If the Warranty Beneficiary receives a written claim or a suit is threatened or commenced against the Warranty Beneficiary for misappropriation or infringement referred to in Clause 13.1, the Warranty Beneficiary will:

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] notify the Seller giving particulars thereof, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    furnish to the Seller all data, papers and records within the Warranty Beneficiary’s control or possession relating to such suit or claim;

(iii)    refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim; provided that nothing in this sub-Clause (iii) will prevent the Warranty Beneficiary from paying such sums as may be required in order to obtain the release of the affected Aircraft; provided further that such payment is accompanied by a denial of liability and is made without prejudice;

(iv)    reasonably co-operate with, and render reasonable assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)    act in such a way as to reasonably mitigate damages, costs and expenses and / or reduce the amount of royalties which may be payable.

13.2.2    The Seller will be entitled upon prior written notice to the Warranty Beneficiary, either in its own name or on behalf of the Warranty Beneficiary, to conduct negotiations with the party or parties alleging misappropriation or infringement and will assume and conduct the defense or settlement of any suit or claim. Absent the prior written consent of the Warranty Beneficiary, the Seller may not enter into any settlement, unless such settlement (i) does not include any finding or admission of wrongdoing by the Warranty Beneficiary, (ii) includes an unconditional written release by the claimant or plaintiff of the Warranty Beneficiary from all liability in respect of such suit or claim, and (iii) does not impose equitable remedies or any obligation on the Warranty Beneficiary other than solely the payment of money damages for which the Warranty Beneficiary will be fully indemnified hereunder.
If the Seller fails or refuses to assume the defense of any claim or suit notified to it under this Clause 13, the Warranty Beneficiary will, upon prior written notice to the Seller, have the right, at the Seller’s expense, to proceed with the defense or settlement of the claim or suit as it deems prudent; provided, that absent the prior written consent of the Seller, the Warranty Beneficiary may not enter into any settlement, unless such settlement (i) does not include any finding or admission of wrongdoing by the Seller, (ii) includes an unconditional written release by the claimant or plaintiff of the Seller from all liability in respect of such suit or claim and (iii) does not impose equitable remedies on the Seller.

13.2.3    The Seller’s liability hereunder will be conditional upon the compliance by the Warranty Beneficiary with the terms of this Clause and is in lieu of any other liability to the Warranty Beneficiary express or implied which the Seller might incur at law as a result of any actual or claimed misappropriation or infringement.
THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE WARRANTY BENEFICIARY HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE WARRANTY BENEFICIARY AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED TRADE SECRET MISAPPROPRIATION OR PATENT OR COPYRIGHT INFRINGEMENT BY ANY INDEMNIFIED AIRFRAME, PART OR SOFTWARE INSTALLED IN ANY INDEMNIFIED AIRFRAME AT DELIVERY, REPLACEMENT PART OR SOFTWARE OR ANY TECHNICAL DATA IN EACH CASE PROVIDED BY THE SELLER FOR ANY AIRFRAME, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST TRADE SECRET MISAPPROPRIATIONS AND PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED AND DELIVERED BY THE SELLER AND THE WARRANTY BENEFICIARY.

14    TECHNICAL DATA AND SOFTWARE SERVICES

14.1    Scope
This Clause 14 covers the terms and conditions for the supply of technical data (together with any revisions thereto, and including the technical data set forth in Exhibit G hereto, the “Technical Data”) and software services described hereunder (hereinafter, and including the software services set forth in Exhibit G hereto, “Software Services”) to support the Aircraft operation, maintenance and training.

14.1.1    Except as otherwise set forth in this Clause 14, the Technical Data will be supplied in the English language using the aeronautical terminology in common use. The Technical Data will reference U.S. conventions for pounds, feet, seconds and gallons.

14.1.2    Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2    Aircraft Identification for Technical Data

14.2.1    For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 001 to 999.

14.2.2    The sequence will not be interrupted unless two (2) different Propulsion System or two (2) different models of Aircraft are selected.

14.2.3    The Buyer will indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Schedule I no later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] months before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.
The customized Technical Data that are affected thereby are the following:
- Aircraft Maintenance Manual,
- Illustrated Parts Catalogue,
- Trouble Shooting Manual,
- Aircraft Wiring Manual,
- Aircraft Schematics Manual, and
- Aircraft Wiring Lists.

14.3    Integration of Equipment Data

14.3.1    Supplier Equipment
Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

14.3.2    Buyer Furnished Equipment

14.3.2.1    The Seller will introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer or the Lessor for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft of each type, configuration or version, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2    The Buyer will supply the BFE Data to the Seller at least [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior to the Scheduled Delivery Month of the first Aircraft of each type. If the Buyer does not supply such BFE Data to the Seller by such time, then the Seller will, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] incorporate such BFE Data at the first scheduled revision following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

14.3.2.3    The Buyer will supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4    The Buyer and the Seller will reasonably agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data will be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5    The BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as reasonably agreed between the Buyer and the Seller.

14.3.2.6    All costs related to the delivery to the Seller of the applicable BFE Data will be borne by the Buyer.

14.4    Supply

14.4.1    Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

14.5    Delivery

14.5.1    For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer at no charge to the Buyer in accordance with the terms set forth under Clause 14.5.2.

14.5.2    Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce, (the “DAP”).

14.5.3    The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Delivery of each Aircraft in accordance with Exhibit G. The Buyer will provide no less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior notice when requesting a change to such delivery schedule.

14.5.4    It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

14.6    Revision Service
For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided free of charge for a period starting at Delivery of the first Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (the “Revision Service Period”).
Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.7    Service Bulletins (SB) Incorporation
During the Revision Service Period and upon the Warranty Beneficiary’s request, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status will be shown.

14.8    Technical Data Familiarization
Upon request by the Buyer, the Seller will provide up to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities, at the Buyer’s option. The basic familiarization course is tailored for maintenance and engineering personnel.

14.9    Customer Originated Changes (COC)
If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.10    AirN@v Family products

14.10.1    The Technical Data listed below is provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.10.2    The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:
- AirN@v / Maintenance,
- AirN@v / Planning,
- AirN@v / Repair,
- AirN@v / Workshop,
- AirN@v / Associated Data,
- AirN@v / Engineering.

14.10.3    Further details on the Technical Data included in such products are set forth in Exhibit G.

14.10.4    The licensing conditions for the use of AirN@v Family integrated software will be set forth in a separate agreement (the “End-User License Agreement for Airbus Software”) to be executed by the parties prior to Delivery of the first Aircraft.

14.10.5    The revision service and the license to use AirN@v Family products will be granted free of charge for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee will be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.11    On-Line Technical Data

14.11.1    The Technical Data defined in Exhibit G as being provided on-line will be made available to the Buyer through AirbusWorld, as set forth in a separate agreement to be executed by the parties the prior to Delivery of the first Aircraft.

14.11.2    Such provisions will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

14.11.3    Access to AirbusWorld will be subject to the General Terms and Conditions of Access to and Use of AirbusWorld (hereinafter the “GTC”), as set forth in a separate agreement to be executed by the parties prior to Delivery of the first Aircraft.

14.11.4    The list of the Technical Data provided on-line may be extended from time to time.
For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.11.5    Access to AirbusWorld will be granted free of charge for an unlimited number of the Buyer’s users [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of Buyer’s administrators) for the Technical Data related to the Aircraft which will be operated by the Buyer.

14.11.6    For the sake of clarification, Technical Data accessed through AirbusWorld - which access will be covered by the terms and conditions set forth in the GTC – will remain subject to the conditions of this Clause 14.
In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software will be subject to the conditions of the End-User License Agreement for Airbus Software.

14.12    Waiver, Release and Renunciation
The Seller warrants that the Technical Data are prepared in accordance with the state of the art at the date of their development. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to correct such Technical Data. Irrespective of any other provisions herein, no warranties of any kind will be given for the COC Data, as set forth in Clause 14.9.
THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE WARRANTY BENEFICIARY SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE WARRANTY BENEFICIARY HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE WARRANTY BENEFICIARY AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR TECHNICAL SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:
A.    ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.    ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.    ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.    ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.13    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

14.14    Proprietary Rights

14.14.1    All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.
These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.14.2    Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. Subject to Article 1.7.1 of Exhibit H, the supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.15    Performance Engineer’s Program

14.15.1    In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in the End-User License Agreement for Airbus Software.

14.15.2    Use of the PEP will be limited to two (2) copies to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.15.3    The license to use the PEP and the revision service will be provided [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for the duration of the corresponding Revision Service Period as set forth in Clause 14.6.

14.15.4    At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.16    Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.
The Seller will implement and the Buyer will accept such new developments, it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

14.17    Confidentiality

14.17.1    This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.17.2    If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization or, specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.
The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data. The Seller will reasonably cooperate with the Buyer in the Buyer’s efforts to fulfill its undertakings set forth in this paragraph.

14.18    Transferability
Unless otherwise permitted pursuant to Clause 21, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.
Any transfer in violation of this Clause 14.17 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

15    SELLER REPRESENTATIVE SERVICES
The Seller will provide [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed by the parties, acting reasonably.

15.1    Customer Support Representative(s)

15.1.1    The Seller will provide [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

15.1.2    In providing the services as described herein, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3    The Seller will provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) calendar days of receipt of such accounting.

15.1.4    In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer will have non-exclusive access to:
(i)    AIRTAC (Airbus Technical AOG Center); and
(ii)    the Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base will be provided to the Buyer.
As a matter of reciprocity, the Buyer agrees that Seller Representative(s) may provide services to other airlines during any assignment with the Buyer.

15.1.5    Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6    The Seller will cause services similar to the services described in this Clause 15 to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when reasonably requested by the Buyer.

15.2    Buyer’s Support

15.2.1    From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and if requested by the Seller, a suitable, lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

15.2.2    Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A hereto.

15.2.3    The Seller will use commercially reasonable efforts to obtain, and the Buyer will assist the Seller in obtaining, from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. If the Seller is unable to obtain such necessary documents for any Seller Representative after the exercise of commercially reasonable efforts by the Seller to do so, the Seller will be relieved of any obligation to the Buyer under the provisions of Clause 15.1 with respect to such Seller Representative until the Seller is able to obtain such necessary documents.

15.3    Withdrawal of the Seller Representative
The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4    Indemnities
INDEMNIFICATION PROVISIONS, INCLUDING THE LIMITATIONS RELATED THERETO, APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

APPENDIX A TO CLAUSE 15
SELLER REPRESENTATIVE
1    The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    For the sake of clarification, such Seller Representatives’ services will include [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    The number of Seller Representatives assigned to the Buyer at any one time will be mutually agreed, but will at no time exceed [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Seller Representatives.

16    TRAINING SUPPORT AND SERVICES

16.1    General

16.1.1    This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2    The range, quantity and validity of training to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.1.3    Scheduling of training courses covered in Appendix A will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.2    Training Location

16.2.1    The Seller will provide training at its affiliated training center in Miami, U.S.A. or such other of its training centers as agreed upon by the Seller and the Buyer (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2    If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3    Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 will be borne by the Buyer.

16.2.4    If the Buyer requests training at a location as indicated in Clause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved by the Seller prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3    Training Courses

16.3.1    Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.
All training requests or training course changes made outside of the scope of the Training Conference will be submitted by the Buyer with a minimum of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] months prior notice.

16.3.2    The following terms and conditions will apply to training performed by the Seller:
(i)    Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training.

(ii)    The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)    Training data and documentation for trainees receiving the training at the Seller’s Training Centers will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3    When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver to each trainee a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, upon successful completion of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.
In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver to each trainee a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4    Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)    flight operations training courses as listed under Article 1 of Appendix A may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)    maintenance training courses as listed under Article 3 of Appendix A may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)    should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.
The exchange value will be based on the Seller’s Training Course Exchange Matrix applicable at the time of the request for exchange and which will be provided to the Buyer at such time.

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A remain available to the full extent necessary to perform the exchange.
All requests to exchange training courses will be submitted by the Buyer with a minimum of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior notice. The requested training will be subject to the Seller’s then existing planning constraints.

16.3.5    Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.3.6    Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior to the relevant training course start date is required.

16.3.7    If the notification occurs less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] but more than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] calendar days prior to such training, a cancellation fee corresponding to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.8    If the notification occurs less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] calendar days prior to such training, a cancellation fee corresponding to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of such training will be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.9    All courses exchanged under Clause 16.3.4 will remain subject to the provisions of this Clause 16.3.

16.4    Prerequisites and Conditions

16.4.1    Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

16.4.2    The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are standard transition training courses and not ab initio training courses.

16.4.3    Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4    The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.5    The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.6    The Seller will provide to the Buyer during the Training Conference an Airbus Pre-Training Survey for completion by the Buyer for each trainee.
The Buyer will provide the Seller with an attendance list of the expected trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program or directed through a relevant entry level training program, which will be at the Buyer’s expense, and the Buyer will be entitled to substitute a new trainee for the trainee that has been so withdrawn or directed.

16.4.7    If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

16.4.8    The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5    Logistics

16.5.1    Trainees

16.5.1.1    Living and travel expenses for the Buyer’s trainees will be borne by the Buyer.

16.5.1.2    It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.6 thru 16.3.8.

16.5.2    Training at External Location - Seller’s Instructors

16.5.2.1    In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.5.2.2    In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.5.2.3    Living Expenses
Except as provided for in Clause 16.5.2.1 above, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.5.2.4    Air Travel
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.5.2.5    Buyer’s Indemnity
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.5.3    Training Material and Equipment Availability - Training at External Location
Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be provided by the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] in accordance with the Seller’s specifications.
Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.6    Flight Operations Training
The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1    Flight Crew Training Course
The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of two (2) crew members, who will be either captain(s) or first officer(s).

16.6.2    Base Flight Training

16.6.2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2    Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

16.6.2.3    If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3    Flight Crew Line Initial Operating Experience
In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.
Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructor(s) to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
It is hereby understood by the parties that the Seller’s pilot Instructor(s) will only perform the above flight support services to the extent they bear the relevant qualifications to do so.
16.6.4    Type Specific Cabin Crew Training Course
The Seller will provide type specific training for cabin crews at the Seller’s Training Centers.
If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5    Training on Aircraft
During any and all flights performed in accordance with this Clause 16.6, the Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7    Performance / Operations Courses
The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.
The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8    Maintenance Training

16.8.1    The Seller will provide maintenance training for the Buyer’s ground personnel at the Seller’s Training Centers as further set forth in Appendix A to this Clause 16.
The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.
The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2    Practical Training on Aircraft
Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).
Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.
Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] subject to the conditions detailed in Paragraph 4.4 thereof.

16.9    Supplier and Propulsion System Manufacturer Training
Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion System Manufacturer on their respective products.

16.10    Proprietary Rights
All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11    Confidentiality
The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.
In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12    Transferability
Unless otherwise permitted pursuant to Clause 21, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13    Indemnities and Insurance
INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.
THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

APPENDIX A TO CLAUSE 16
TRAINING ALLOWANCE
For the avoidance of doubt, all quantities indicated below are the total quantities granted for all Aircraft firmly ordered, unless otherwise specified.
The contractual training courses defined in this Appendix A will be provided [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] under this Agreement.
Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period starting [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Any deviation to such training delivery schedule will be mutually agreed between the Buyer and the Seller.

1    FLIGHT OPERATIONS TRAINING

1.1    Flight Crew Training (standard transition course)
The Seller will provide flight crew training (standard transition course) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    Low Visibility Operations Training
The Seller will provide [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Low Visibility Operations Training for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.3    Flight Crew Line Initial Operating Experience
The Seller will provide to the Buyer pilot Instructor(s) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] pilot Instructors.

1.4    Type Specific Cabin Crew Training Course
The Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] type specific training for cabin crews for up to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.5    Airbus Pilot Instructor Course (APIC)
The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the Buyer’s flight instructors. APIC courses will be performed in groups of two (2) trainees.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    PERFORMANCE / OPERATIONS COURSE(S)
The Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of performance / operations training [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for the Buyer’s personnel.

3    MAINTENANCE TRAINING

3.1    The Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of maintenance training [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for the Buyer’s personnel.

3.2    The Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Engine Run-up courses [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    TRAINEE DAYS ACCOUNTING
Trainee days are counted as follows:
4.1    For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2    For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] trainee days, except for structure maintenance training course(s).

4.3    For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4    For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

17    EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1    Equipment Supplier Product Support Agreements

17.1.1    The Seller has obtained enforceable and transferable Supplier Product Support Agreements from all Suppliers of Supplier Parts installed on the Aircraft, the benefit of which is hereby transferred to the Warranty Beneficiary. Such agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator. For the avoidance of doubt, transfer to the Warranty Beneficiary of any Supplier Product Support Agreement does not limit the right of the Warranty Beneficiary to enter into any additional agreement with such Supplier on different terms than provided in such Supplier Product Support Agreement.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

17.1.2    These agreements are based on the World Airlines Suppliers Guide, are made available to the Warranty Beneficiary through the SPSA Application, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

(i)    Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

(ii)    Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers will provide service life policies for selected structural landing gear elements;

(iii)    Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

(iv)    Spares data in compliance with ATA Specification 2200 (iSpec 2200), initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

(v)    Technical service to assist the Warranty Beneficiary with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2    Supplier Compliance
The Seller will monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and will, if necessary, jointly take remedial action with the Warranty Beneficiary. The Seller authorizes the Warranty Beneficiary to enforce directly against all Suppliers all such support commitments to the fullest extent permitted by the applicable Supplier Product Support Agreement.

17.3    Nothing in this Clause 17 will be construed to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

17.4    Familiarization Training
Upon the Buyer’s request, the Seller will provide the Warranty Beneficiary with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will be further available through AirbusWorld, access to which will be subject to the GTC.

18    BUYER FURNISHED EQUIPMENT

18.1    Administration

18.1.1    In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.2    Notwithstanding the foregoing and without prejudice to Clause 2.5.2, if the Buyer wishes to install BFE that is not referred to in the Airbus BFE Product Catalog or if the Buyer wishes to use a supplier that is not a BFE Supplier, the Buyer will so inform the Seller and the Seller will, if the Seller deems necessary, complete a feasibility study [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. The Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] cause any BFE supplier approved under this Clause 18.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.
Except for the specific purposes of this Clause 18.1.2, the term BFE Supplier will be deemed to include Approved BFE Suppliers.

18.1.3    The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires from each BFE Supplier a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.
The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.
Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.4    The Seller will also provide to the Buyer, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer. The Seller will reasonably cooperate with the Buyer and the BFE Suppliers to help ensure that the BFE is provided to the Seller by the requisite dates in proper and serviceable condition.

The Buyer will also provide, when requested by the Seller, at the Airbus Operations S.A.S. facility in Toulouse, France, and/or the Airbus Operations GmbH Division Hamburger Flugzeugbau facility in Hamburg, Germany, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of BFE.

18.1.5    Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within a timeframe specified by the Seller.
In addition, prior to Delivery of the Aircraft to the Buyer, the Buyer agrees:
(i)    to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfill its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)    that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iii)    for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(a)    Preliminary Design Review (“PDR”),

(b)    Critical Design Review (“CDR”);

(iv)    to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier thereof and confirmation thereof will be supplied to the Seller in writing;

(v)    to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be delivered to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.
The Seller will attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.6    The Seller will have the authority to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (Régime de l’entrepôt douanier ou -régime de perfectionnement actif or Zollager oder Aktive Veredelung) without application of any French or German tax or customs duty
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
BFE will be delivered to the following shipping addresses:
Airbus Operations S.A.S.
316 Route de Bayonne
31300 Toulouse
France
or
Airbus Operations GmbH
Kreetslag 10
21129 Hamburg
Germany,
or such other location as may be specified by the Seller.

18.2    Applicable Requirements

18.2.1    The Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] ensure, at its expense, that the BFE will:

(i)    be manufactured by either a BFE Supplier referred to in the Airbus BFE Product Catalog or an Approved BFE Supplier, and

(ii)    meet the requirements of the applicable Specification of the Aircraft, and

(iii)    be delivered with the relevant certification documentation, including but not limited to the DAP (Delivery at Place) according to the Incoterms, and

(iv)    comply with the BFE Engineering Definition, and

(v)    comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(vi)    be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

(vii)    not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

(viii)    at the time of delivery to the Seller, not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.
The Seller will be entitled to refuse any item of BFE that is incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

8.2.2    Unless otherwise provided in this Clause 18, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will reasonably cooperate with the Buyer and the BFE Suppliers with regard to the timely manufacture, shipment, delivery, certification, design and installation of the BFE and provide for storage of the BFE.

8.3    Buyer’s Obligation and Seller’s Remedies

8.3.1    Any delay or failure by the Buyer or the BFE Suppliers in:

(i)    complying with the undertakings set forth in Clause 18.2.1 or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.4, or

(ii)    furnishing the BFE in a serviceable condition at the requested delivery date, or

(iii)    obtaining any required approval for such BFE under the above mentioned Aviation Authorities’ regulations, may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller will not be responsible for a delay in the Delivery of the Aircraft to the extent such delay is caused by a delay or failure by the Buyer or the BFE Suppliers described in the immediately preceding sentence. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8.3.2    In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    select, purchase and install equipment similar to the BFE at issue if such BFE is required to obtain the Export Certificate of Airworthiness for the affected Aircraft, in which event the Final Price of the affected Aircraft will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or

(ii)    if the BFE is delayed by more [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.4    Title and Risk of Loss
Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of such BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5    Disposition of BFE Following Termination

18.5.1    If a termination of this Agreement pursuant to Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.2    If a termination of this Agreement pursuant to Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.3    If a termination of this Agreement pursuant to Clause 20 occurs with respect to an Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.4    If a termination of this Agreement pursuant to Clause 20 occurs with respect to an Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.5    If a termination of this Agreement by either party pursuant to Clause 11 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will, at the Seller’s option, either [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.6    If a termination of this Agreement by either party pursuant to Clause 11 occurs with respect to an Aircraft, for any BFE delivered to the Seller’s facilities for such Aircraft but not installed prior to the date of such termination, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.7    If a termination of this Agreement pursuant to Clause 10 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.8    If a termination of this Agreement pursuant to Clause 10 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.9    If a termination of this Agreement pursuant to Clause 10 occurs with respect to an Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.10    If a termination of this Agreement pursuant to Clause 10 occurs with respect to an Aircraft, and [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.11    The Seller will notify the Buyer as to those items of BFE [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and, at the Seller’s request, the Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the affected Aircraft and not removed from Seller’s facility [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

18.5.12    The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the affected Aircraft pursuant to this Clause 18.5, provided that the Seller will use reasonable care in such removal.

18.5.13    The Buyer will grant the Seller title to any BFE items that cannot be removed from the affected Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

19    INDEMNITIES AND INSURANCE
The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of its respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1    Seller’s Indemnities
The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify, defend and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including settlement costs, court costs, expert witness costs and reasonable attorneys’ fees (“Losses”), arising from:
(i)    claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses result from either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)    claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, that result from the Technical Acceptance Flights.

19.2    Buyer’s Indemnities
The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify, defend and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:
(i)    claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses result from either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)    claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, that result from (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

19.3    Notice and Defense of Claims
If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] give notice of such claim or suit to the Indemnitor, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Upon receipt of such notice, the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.
If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] have the right, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to proceed with the defense or settlement of the claim or suit as it deems prudent; [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

19.4    Buyer’s Insurance

19.4.1    The Buyer will:
(i)    cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risk and Allied Perils coverage of the scope covered by AVN 52E (or any then-current equivalent form), and

(ii)    with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

19.4.2    Any deductible incurred pursuant to this Clause 19.4 will be borne by the Buyer. The Buyer will furnish to the Seller, not less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] a certificate of insurance, in English, evidencing the limits of liability cover of no less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]and period of insurance coverage in a form reasonably acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:
(i)    under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)    such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)    under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

19.5    Seller’s Insurance

19.5.1    The Seller will:
(i)    cause the Buyer, its Affiliates and each of their respective directors, officers, agents and employees to be named as additional insured under the Seller’s Aviation Legal Liability insurance policies, including War Risk and Allied Perils coverage of the scope covered by AVN 52E (or any then equivalent form), and

(ii)    with respect to the Seller’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Seller’s hull insurance policies to waive all rights of subrogation against the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers.

19.5.2    Any deductible incurred pursuant to this Clause 19.5 will be borne by the Seller. The Seller will furnish to the Buyer, not less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior to each Delivery under this Agreement, a certificate of insurance, in English, evidencing the limits of liability cover of no less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and period of insurance coverage in a form reasonably acceptable to the Buyer from the Seller’s insurance broker(s), certifying that such policies have been endorsed as follows:
(i)    under the Comprehensive Aviation Legal Liability Insurances, the Seller’s policies are primary and non-contributory to any insurance maintained by the Buyer,

(ii)    such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Buyer, and

(iii)    under any such cover, all rights of subrogation against the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers have been waived.

20    TERMINATION

20.1    Termination Events
Each of the following will constitute a “Termination Event”
(1)    The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)    An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)    An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(4)    The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1(1), (2) or (3).

(5)    The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)    The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)    The Buyer or any of its Affiliates fails to make (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement; (iv) any payment to a Lessor with respect to any Leased Aircraft.

(8)    The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)    The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)    The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period.

(11)    Any other event that the parties agree in writing constitutes a Termination Event.

20.2    Remedies in Event of Termination

20.2.1    If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

C.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

D.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2.2    In the event Seller elects a remedy under any of Clauses 20.2.1(A)(B) or (C), above:

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

C.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2.3    If the Seller elects a Termination under Clause 20.2.1(D) above:

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

i.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iv.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

v.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

vi.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

vii.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2.4    The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

C.    the liquidated damages provision of this Clause 20 has been fully negotiated by sophisticated parties represented by counsel, is a material component of the consideration granted and, in the absence of such liquidated damages provision, the consideration would have been materially different.

20.3    Definitions
For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:
i.    “Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20.2.1 D,

ii.    “Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice and [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] pursuant to Clause 20.2.3 B.

iii.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Price” - will have the same meaning as the “Final Price” of the Aircraft as that term is defined in Clause 3.2, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.4    Notice of Termination Event
Within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

20.5    Information Covenants
The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:
a.    Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

b.    Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

c.    Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

d.    Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

e.    Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.
For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.
0.6    Nothing contained in this Clause 20 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer will not constitute adequate assurance under Article 2, Section 609 of the UCC.

21    ASSIGNMENTS AND TRANSFERS

21.1    Assignments
Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that either party may sell, assign or transfer its rights or obligations under this Agreement to any of its Affiliate without the other party’s consent, provided that the assigning party will remain ultimately responsible for fulfillment of all obligations undertaken by such party in this Agreement.

21.2    Assignments on Sale, Merger or Consolidation
The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets without the consent of the Seller, provided that:
(i)    the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(ii)    at the time, and immediately following the consummation, of the merger, consolidation or sale, no Buyer Termination Event exists or will have occurred and be continuing; and

(iii)    there exists with respect to the surviving or acquiring entity no basis for a Buyer Termination Event.

21.3    Designations by Seller
The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.4    Transfer of Rights and Obligations upon Reorganization
In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

21.5    Assignment in Connection with Aircraft Financing
Prior to Delivery of an Aircraft, the Buyer will not resell, lease, or transfer such Aircraft without the Seller’s written consent, which consent will not be unreasonably withheld. The Seller will take any requested action (including, but not limited to, the execution and delivery of a consent and agreement in substantially the form to be agreed by the Buyer and the Seller prior to the Delivery of the first Aircraft) reasonably required for the purpose of causing an Aircraft, at or following Delivery, to be subject to a sale, lease equipment trust, conditional sale, lien or other arrangement for the financing by the Buyer of the Aircraft. However, no such action will require the Seller to divest itself of title to or possession of the Aircraft until Delivery of and payment for the Aircraft.

21.6    Assignment in Connection with Sale or Lease of Aircraft
With the consent of the Seller, not to be unreasonably withheld or delayed, if, following Delivery of an Aircraft, the Buyer sells or leases such Aircraft, the Buyer may assign all or any of its rights under this Agreement to the purchaser or lessee of such Aircraft if the purchaser or lessee of such Aircraft enters into an agreement in substantially the form to be agreed by the Buyer and the Seller prior to the Delivery of the first Aircraft, such agreement to contain provisions whereby the purchaser or lessee agrees to be bound by and comply with all applicable terms of this Agreement.

22    MISCELLANEOUS PROVISIONS

22.1    Data Retrieval
On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

22.2    Notices
All notices, requests and other communications required or authorized hereunder will be given in writing either by personal delivery to an authorized officer of the party to whom such notice request or other communication is given or by recognized commercial courier that provides signed acknowledgment of receipt, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice, request or other communication is so personally delivered, or if such notice, request or other communication is given by recognized commercial courier, certified air mail or facsimile, the date on which received, will be deemed to be the effective date of such notice, request or other communication (provided that notices, requests and other communications received on a day that is not a Business Day or after 5:00 p.m., local time at the place of receipt, on a Business Day will be deemed to have been received on the next Business Day).
The Seller will be addressed at:
Airbus S.A.S.
Attention: Senior Vice President Contracts
1, Rond Point Maurice Bellonte
31707 Blagnac Cedex,
France
Facsimile: 33 (05) 61 93 39 94
The Buyer will be addressed at:
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
United States of America
Facsimile: (817) 967-4313
Attention: Corporate Secretary
From time to time, the party receiving the notice, request or other communication may designate another address or another person by notice given in accordance with this Clause 22.2.

22.3    Waiver
The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4    International Supply Contract
The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof, specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5    Certain Representations of the Parties

22.5.1    Buyer’s Representations
The Buyer represents and warrants to the Seller:
(i)    the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)    neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated hereby, nor the performance by the Buyer of the obligations hereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)    this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (whether enforcement is sought in a proceeding at law or in equity).

22.5.2    Seller’s Representations
The Seller represents and warrants to the Buyer:
(i)    the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)    neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated hereby, nor the performance by the Seller of the obligations hereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)    this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the

`Seller in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (whether enforcement is sought in a proceeding at law or in equity).

22.6    Interpretation and Law

22.6.1    THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.
Each of the Seller and the Buyer hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, Borough of Manhattan, and of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto. To the extent that either the Buyer or the Seller has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon this Agreement, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, it hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.
THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.2    Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made (i) on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid, return receipt requested, to CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to its address in Clause 22.2, or by any other method authorized by the laws of the State of New York.

22.7    Headings
All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.8    Waiver of Jury Trial
EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.9    Waiver of Consequential Damages
In no circumstances will either party claim or receive consequential, or incidental damages under this Agreement (other than any such damages actually paid to a third party that is not an indemnified party under this Agreement pursuant to a third party claim).

22.10    No Representations Outside of this Agreement
The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any such person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.11    Confidentiality
Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing and delivery schedule (the “Confidential Information”). Without limiting the generality of the foregoing, each of the Buyer and the Seller will use its commercially reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, each of the Buyer and the Seller agrees to submit to the other party a copy of the proposed document to be filed or disclosed and will give the other party a reasonable period of time in which to review such document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. Subject to any legal or governmental requirements of disclosure, the parties will agree in writing on any press release or other public disclosure to announce the transactions contemplated by this Agreement.
The provisions of this Clause 22.11 will survive any termination of this Agreement.

22.12    Severability
If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.13    Entire Agreement
This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.14    Inconsistencies
In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.14, the term Agreement will not include the Specification or any other Exhibit hereto.

22.15    Language
All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.16    Counterparts
This Agreement has been executed in two (2) original copies.
Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.17    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[Remainder of the page is intentionally blank]

IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:

Title:

AMERICAN AIRLINES, INC.

By:

Title:

SCHEDULE I
DELIVERY SCHEDULE

Aircraft Rank
1 through 10	[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
11 through 15
16 through 20
21 through 28
29 through 37
38 through 46
47 through 55
56 through 63
64 through 70
71 through 78
79 through 85
86 through 91
92 through 98
99 through 104
105 through 110
111 through 118
119 through 125
126 through 130
131 through 132
133 through 140
141 through 147
148 through 153
154 through 159
160 through 165
166 through 172
173 through 178
179 through 184
185 through 190
191 through 197
198 through 203

Aircraft Rank
204 through 209	[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]’
210 through 215
216 through 221
222 through 228
229 through 234
235 through 240
241 through 245
246 through 250
251 through 255
256 through 260

EXHIBIT A-1
STANDARD SPECIFICATIONS
The A319 Aircraft Standard Specification is contained in a separate folder.
The A320 Aircraft Standard Specification is contained in a separate folder.
The A321 Aircraft Standard Specification is contained in a separate folder.

EXHIBIT B-1
FORM OF A SPECIFICATION CHANGE NOTICE

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Title : Description : Remarks / References Specification changed by this SCN This SCN requires prior or concurrent acceptance of the following SCN (s):
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided approval is received by Buyer approval Seller approval By : By : Date : Date :

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT B-2
FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided MSCN is not rejected by Buyer approval Seller approval By : By : Date : Date :

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT C-1
SELLER PRICE REVISION FORMULA - 2011
1.1    Base Price
The Base Price as quoted in Clause 3.1 of the Agreement is subject to adjustment for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.2    Base Period
The Airframe Base Price has been established in accordance with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.3    Indexes
Labor Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-1
1.4    Revision Formula
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5    General Roundings
1.5.1    Roundings
The Labor Index average and the Material Index average [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.2    Substitution of Indexes for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
If:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or

EXHIBIT C-1
(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or
(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.3    Final Index Values
The Index values as defined in Paragraph 1.4 above will be considered final [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.4    Limitation
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-2
SELLER PRICE REVISION FORMULA -2010
1.1    Base Price
The Base Price as quoted in Clause 3.1 of the Agreement is [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.2    Base Period
The Airframe Base Price has been [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.3    Indexes
Labor Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-2
1.4    Revision Formula
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5    General Roundings
1.5.1    Roundings
The Labor Index average and the Material Index average [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
If:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or

EXHIBIT C-2
(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or
(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.3    Final Index Values
The Index values as defined in Paragraph 1.4 above will be considered final [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.4    Limitation
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-3
CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA
1.1    Reference Price of the Propulsion System
The Reference Price for a set of two (2) CFM International CFM56-5B6/3 series Propulsion System is as quoted in Clause 3.1.2.1 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.1 of the Agreement.
The Reference Price for a set of two (2) CFM International CFM56-5B4/3 series Propulsion System is as quoted in Clause 3.1.2.2 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.2 of the Agreement.
The Reference Price for a set of two (2) CFM International CFM56-5B3/3 series Propulsion System is as quoted in Clause 3.1.2.3 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.3 of the Agreement.
The Reference Price for a set of two (2) CFM International LEAP-X1A24 series Propulsion System is as quoted in Clause 3.1.2.7 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.4 of the Agreement.
The Reference Price for a set of two (2) CFM International LEAP-X1A26 series Propulsion System is as quoted in Clause 3.1.2.8 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.5 of the Agreement.
The Reference Price for a set of two (2) CFM International LEAP-X1A32 series Propulsion System is as quoted in Clause 3.1.2.9 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.6 of the Agreement.
These Reference Prices are [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED and] in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.
1.2    Reference Periods
The Reference Price for a set of two (2) CFM International CFM56-5B series Propulsion System has been established in accordance with the economic conditions prevailing for a theoretical delivery in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as

EXHIBIT C-3
defined by CFM International by the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Reference Price for a set of two (2) CFM International LEAP-X series Propulsion System has been established in accordance with the economic conditions prevailing for a theoretical delivery in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined by CFM International by the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.3    Indexes
Labor Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-3
1.4    Revision Formula
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5    General Provisions
1.5.1    Roundings
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-3
1.5.2    Final Index Values
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.3    Interruption of Index Publication
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.5    Limitation
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-4
INTERNATIONAL AERO ENGINES PROPULSION SYSTEM PRICE REVISION FORMULA
1.1    Propulsion System Reference Price
The Reference Price for a set of two (2) International Aero Engines V2524-A5 series Propulsion System is as quoted in Clause 3.1.2.4 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.1 of the Agreement.
The Reference Price for a set of two (2) International Aero Engines V2527-A5 series Propulsion System is as quoted in Clause 3.1.2.5 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.2 of the Agreement.
The Reference Price for a set of two (2) International Aero Engines V2533-A5 series Propulsion System is as quoted in Clause 3.1.2.6 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.3 of the Agreement.
These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.
1.2    Reference Period
The above Reference Price has been established in accordance with the averaged economic conditions prevailing in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined, according to International Aero Engines by the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.3    Indexes
Labor Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.4    Revision Formula
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5    General Provisions
1.5.1    Roundings
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.2    Final Index Values

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-4
1.5.3    Interruption of Index Publication
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.5    Limitation
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-5
PRATT AND WHITNEY PROPULSION SYSTEM PRICE REVISION FORMULA
1.1    Reference Price of the Propulsion System
The Reference Price for a set of two (2) Pratt and Whitney PW1124G Propulsion System is as quoted in Clause 3.1.2.10 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.4 of the Agreement.
The Reference Price for a set of two (2) Pratt and Whitney PW1127G Propulsion System is as quoted in Clause 3.1.2.11 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.5 of the Agreement.
The Reference Price for a set of two (2) Pratt and Whitney PW1133G Propulsion System is as quoted in Clause 3.1.2.12 of the Agreement.
This Reference Price applies to the Propulsion System type as specified in Clause 2.3.6 of the Agreement.
These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.
1.2    Base Period
The Reference Price has been established in accordance with the average economic conditions prevailing in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.3    Indexes
Labor Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-5
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Metal Index: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.4    Revision Formula
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5    General Provisions
1.5.1    Roundings
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C-5
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.2    Substitution of Indexes for Price Revision Formula
If:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or
(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or
(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.3    Final Index Values
The Index values as defined in Paragraph 1.4 above will be considered final [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1.5.4    Limitation
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT D
FORM OF CERTIFICATE OF ACCEPTANCE
In accordance with the terms of [clause [—]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the Technical Acceptance Process (as defined in the Purchase Agreement) relating to one Airbus A3[—]-[—] aircraft, bearing manufacturer’s serial number [—], and registration mark [—], [Customer Airplane Number [—], with two (2) [—] series propulsion systems installed thereon, serial numbers [—] (position #1) and [—] (position #2) (the “Aircraft”) has been successfully completed in [Blagnac/Hamburg].
The Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.
Such acceptance will not impair the rights that may be derived from the warranties, indemnities and performance guaranties relating to the Aircraft set forth in the Purchase Agreement.
Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.
IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorized representative this day of [month], [year] in [Blagnac/Hamburg].
CUSTOMER [as agent of OWNER]
Name:
Title:
Signature:

EXHIBIT E
FORM OF WARRANTY BILL OF SALE
Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[—]-[—]	[Insert name of engine or propulsion system manufacturer] Model [—]
DATE OF MANUFACTURE: [—]

MANUFACTURER’S SERIAL NUMBER: [—]	ENGINE SERIAL NUMBERS: LH: [—] RH: [—]
REGISTRATION MARK: [—]
[and has such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated [month] [year] (the “BFE Bill of Sale”)].
The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.
The Seller does this day of [month] [year], grant, convey, bargain, sell, transfer, deliver and set over all of its rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, such Aircraft [and the BFE] to be the property thereof:
[Insert Name/Address of Buyer]
(the “Buyer”)
The Seller hereby warrants to the Buyer, its successors and assigns that it has [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].
This Warranty Bill of Sale will be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

EXHIBIT E
IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this day of [month], [year] in [Blagnac/Hamburg].
AIRBUS S.A.S.
Name:
Title:
Signature:

EXHIBIT F
SELLER SERVICE LIFE POLICY – LIST OF ITEMS
1    The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2    WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1    Wing Structure

2.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Fittings

2.2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
2.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    Auxiliary Support Structure

2.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
2.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.3.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4    Pylon

2.4.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.1.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    FUSELAGE

3.1    Fuselage structure

3.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
3.1.8    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Fittings

3.2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    STABILIZERS

4.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.5.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2    Vertical Stabilizer Main Structural Box

4.2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
4.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2.5.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2.5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
TECHNICAL DATA INDEX
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
OPERATIONAL MANUALS AND DATA

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
OPERATIONAL MANUALS AND DATA

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
MAINTENANCE AND ASSOCIATED MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
STRUCTURAL MANUALS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
OVERHAUL DATA

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED ]

EXHIBIT G
ENGINEERING DOCUMENTS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
ENGINEERING DOCUMENTS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
ENGINEERING DOCUMENTS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
ENGINEERING DOCUMENTS

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
MATERIAL
SUPPLY AND SERVICES

EXHIBIT H
1.    GENERAL

1.1    Scope

1.1.1    This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2    References made to Articles will be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3    For purposes of this Exhibit H:

(i)    The term “Supplier” will mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” will mean an individual item of Material.

(ii)    The term “SPEC 2000” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2    Material Categories

1.2.1    Each of the following constitutes “Material” for purposes of this Exhibit H:
(i)    Seller Parts;

(ii)    Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)    Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000); and

(iv)    Seller and Supplier ground support equipment and specific-to-type tools.
where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2.3    Airworthiness Certification
The Seller represents and warrants that each Material is manufactured under an approval granted or accepted by the FAA under 14 C.F.R. Part 21 of the Federal Aviation Regulations. Upon delivery to the Buyer, the Seller will provide with each Material a certification that the Material has been approved or accepted by the FAA under 14 C.F.R. Part 21.
Acceptable certification documents include the following:
•    Federal Aviation Administration – FAA Form 8130-3 Airworthiness Approval Tag
•    Joint Aviation Authorities – JAA Form One Authorized Release Certificate
•    European Aviation Safety Agency – EASA Form One Authorized Release Certificate
•    Transport Canada – TC Form 24-0078 Authorized Release Certificate

EXHIBIT H
•    A Certificate of Conformance or Material Certification Document that lists the parts by Manufacturer’s part number and condition, and contains a signed statement certifying that such parts are aeronautical replacement parts listing the specific FAA approval or acceptance criteria applicable to such parts.
To meet the above criteria, it is permissible for the Seller to provide the Buyer with copies of certification documents originally supplied to the Seller with shipments of Material prior to the transfer of the Material to the Buyer. The original certification documents are required to meet certification requirements stated above and the original copies, if not provided to the Buyer with the shipments, will remain on file at the Seller’s facility.

1.3    Term
During a period commencing on the date hereof and continuing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will maintain, or cause to be maintained, a reasonable stock of Seller Parts.

1.4    Airbus Material Store

1.4.1    US Spares Center
The Seller has established and will maintain or cause to be maintained, during the Term, a US store (“US Spares Center”). The US Spares Center will be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

1.4.2    Material Support Center, Germany
The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and will, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center will be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3    Other Points of Shipment

1.4.3.1    In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores will be provided to the Buyer upon the Buyer’s request.

1.4.3.2    Subject to Article 1.4.1, the Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.4.4    The Seller will use its commercially reasonable efforts to deliver Seller Parts to the Buyer from any Material store specified in Clause 1.4.1, 1.4.2, or 1.4.3.

1.5    INTENTIONALLY LEFT BLANK

1.6    Customer Order Desk
The Seller operates a “Customer Order Desk”, the main functions of which are:

EXHIBIT H
(i)    Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)    Management of order changes and cancellations;

(iii)    Administration of Buyer’s routing instructions;

(iv)    Management of Material returns;

(v)    Clarification of delivery discrepancies; and

(vi)    Issuance of credit and debt notes.
The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.7    Commitments of the Buyer

1.7.1    The Buyer may [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.7.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.7.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.7.2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
1.7.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    INITIAL PROVISIONING

2.1    Period
The initial provisioning period commences with the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (“Initial Provisioning Period”).

2.2    Pre-Provisioning Meeting

2.2.1    The Seller will organize a pre-provisioning meeting at US Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).
During the Pre-Provisioning Meeting, the Seller will familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2    The Pre-Provisioning Meeting will take place on an agreed date that is no later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for the Initial Provisioning Conference.

2.3    Initial Provisioning Conference
The Seller will organize an initial provisioning conference at the US Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which will be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).
The Initial Provisioning Conference will take place at the earliest [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4    Provisioning Data

2.4.1    Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iv) (“Provisioning Data”) will be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1    Unless a longer revision cycle has been agreed, the Provisioning Data will be revised [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
2.4.1.2    The Seller will ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3    Provisioning Data generated by the Seller will comply with the configuration of the Aircraft as documented [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] before the date of issue.
This provision will not cover:
(i)    Buyer modifications not known to the Seller,

(ii)    other modifications not approved by the Seller’s Aviation Authorities.

2.4.2    Supplier-Supplied Data
Provisioning Data relating to each Supplier Part (both initial issue and revisions) will be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller will not be responsible for the substance, accuracy and quality of such data. Such Provisioning Data will be provided in either SPEC 2000 format or any other agreed format.

2.4.3    Supplementary Data
The Seller will provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5    Commercial Offer
Upon the Buyer’s request, the Seller will submit a commercial offer for Initial Provisioning Material which will include a delivery date for such Initial Provisioning Material.

2.6    Delivery of Initial Provisioning Material

2.6.1    During the Initial Provisioning Period, Initial Provisioning Material will conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2    The delivery of Initial Provisioning Material will take place (i) according to the conditions specified in the commercial offer mentioned in Article 2.5 and (ii) at a location designated by the Buyer.

2.6.3    All Initial Provisioning Material will be packaged in accordance with ATA 300 Specification.

2.6.4    Shortages, Overshipments, Non-Conformity in Orders
The Buyer will, within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] after delivery of Material pursuant to a purchase order, advise the Seller:
a)    of any alleged shortages or over shipments, and

EXHIBIT H
b)    of any non-conformities of delivered Material.
In the event of the Buyer not having advised the Seller of any such alleged shortages, over shipments or non-conformity within the above-defined period, the Buyer will be deemed to have accepted the delivery.
In the event of the Buyer reporting over shipments or non-conformity to the specifications within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will, if the Seller recognizes such over shipment or non-conformity, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

vi)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
vii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

-    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

-    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

f)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

g)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    OTHER MATERIAL SUPPORT

3.1    As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

3.2    Unless otherwise agreed in the commercial offer subject to Clause 2.5 lead times will be in accordance with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Seller Parts as per Article 1.2.1(i) listed in the Seller’s Spare Parts Price Catalog will be dispatched within the lead times [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Lead times for Seller Parts as per Article 1.2.1(i), [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Material defined in Articles 1.2.1(ii) through 1.2.1(vi) will be dispatched [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
4    WARRANTIES

4.1    Seller Parts
Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H will at delivery to the Buyer:
(i)    be free from defects in material.

(ii)    be free from defects in workmanship, including without limitation processes of manufacture.

(iii)    be free from defects in design having regard to the state of the art of such design; and

(iv)    be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1    Warranty Period

4.1.1.1    The warranty period for Seller Parts is [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] from delivery of such parts to the Buyer.

4.1.1.2    Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.1.2    Buyer’s Remedy and Seller’s Obligation
The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are, at the Seller’s expense, (a) the repair, replacement or correction, at the Seller’s expense, of any Seller Part that is defective (or the supply of modification kits rectifying the defect) or (b) the reimbursement of the cost to the Buyer for a replacement for the defective Seller Part and any other materials installed, incorporated, consumed or expended by the Buyer in performing such repair, replacement or correction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The provisions of Clauses 12.1.5 through 12.1.9 of the Agreement will apply to claims made pursuant to this Article 4.1.

4.2    Supplier Parts
With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers.

4.3    Waiver, Release and Renunciation
THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER

EXHIBIT H
UNDER THIS EXHIBIT H OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H.
THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS EXHIBIT H. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO:
(1)    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)    LOSS OF PROFITS AND/OR REVENUES;

EXHIBIT H
(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES PROVIDED BY THIS EXHIBIT H WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED AND DELIVERED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 WILL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES.

4.4    Duplicate Remedies
The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.    COMMERCIAL CONDITIONS

5.1    Delivery Terms
All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by 2010 publication of the International Chamber of Commerce.

5.2    Payment Procedures and Conditions
All payments under this Exhibit H will be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Title
Title to any Material purchased under this Exhibit H will remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.
The Buyer hereby undertakes that Material title to which has not passed to the Buyer, will be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

EXHIBIT H
6.    EXCUSABLE DELAY
Clauses 10.1 and 10.2 of the Agreement will apply, mutatis mutandis, to all Material support and services provided under this Exhibit H.

7.    TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS
If the Agreement is terminated with respect to any Aircraft, the Seller will have the right to suspend deliveries to the Buyer under this Exhibit H and terminate the terms of this Exhibit H with respect to such Aircraft. If the Seller terminates the terms of this Exhibit H with respect to any Aircraft, then the Seller will have no further obligations and the Buyer will have no further rights under this Exhibit H with respect to such Aircraft.

8.    INCONSISTENCY
In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H will prevail to the extent of such inconsistency.

EXHIBIT I
INDEX OF LETTER AGREEMENTS
1.    Letter Agreement No. 1 – Leasing Matters

2.    Letter Agreement No. 2 – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    Letter Agreement No. 3 – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.    Letter Agreement No. 4 – Option Aircraft

5.    Letter Agreement No. 5 – Flexibility

6.    Letter Agreement No. 6 – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.    Letter Agreement No. 7 – Reserved

8.    Letter Agreement No. 8 – Reserved

9.    Letter Agreement No. 9 – Miscellaneous

10.    Letter Agreement No. 10 – Support Matters

11.    Letter Agreement No. 11 – Performance Guarantees

12.    Letter Agreement No. 12 – Reserved

13.    Letter Agreement No. 13 – Reserved

14.    Letter Agreement No. 14 – NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft

15.    Letter Agreement No. 15 – Seller Parts and Seller Services

16.    Letter Agreement No. 16 – Specification Matters

17.    Letter Agreement No. 17 – Termination

18.    Letter Agreement No. 18 – Reserved
22.17.1

EXHIBIT A-2
AMERICAN AIRLINES A319 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A319-100 issue 7.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-2
AMERICAN AIRLINES A319 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A319-100 issue 7.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-3
AMERICAN AIRLINES A320 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-3
AMERICAN AIRLINES A320 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-4
AMERICAN AIRLINES A321 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-4
AMERICAN AIRLINES A321 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-5
AMERICAN AIRLINES A319NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A319-100 issue 7.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-5
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-6
AMERICAN AIRLINES A320NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-6
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-7
AMERICAN AIRLINES A321NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

EXHIBIT A-7
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Prepared by Airbus Americas Technical Contracts
PROPRIETARY AND CONFIDENTIAL

LETTER AGREEMENT NO. 2
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    A319 AIRCRAFT

1.1    In respect of each A319 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    The A319 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.3    The A319 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    A320 AIRCRAFT

2.1    In respect of each A320 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    The A320 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    The A320 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    A321 AIRCRAFT

3.1    In respect of each A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.2    The A321 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.3    The A321 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    A319 NEO AIRCRAFT

4.1    In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2    The A319 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.3    The A319 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5    A320 NEO AIRCRAFT

5.1    In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.2    The A320 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.3    The A320 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    A321 NEO AIRCRAFT

6.1    In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.2    The A321 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    The A321 NEO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.1.1    Paragraph 4 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Paragraph 1.5.2 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]UOTE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.1.3    Paragraph 5.4 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2.1    Paragraph 4 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Paragraph 1.5.2 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2.3    Paragraph 5.4 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to the Agreement is deleted and replaced with the following quoted text:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.1    For each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer on or before [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.2    For each Aircraft that is sold by the Seller and purchased by the Buyer and delivered to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II)“ WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.4    For the avoidance of doubt, all references in the Agreement to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

9    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

10    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 3
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    DEFINITIONS
Clause 0 of the Agreement is amended to delete in its entirety the defined term “[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]”

2    COMMITMENT FEE
Clause 5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE
The Seller acknowledges receipt from the Buyer of payment in the amount of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] which represents [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

UNQUOTE

3    PREDELIVERY PAYMENTS

3.1    Clauses 5.3.1, 5.3.2, 5.3.3 and 5.3.4 of the Agreement are deleted in their entirety and replaced with the following quoted text:
QUOTE
5.3.1    Except as expressly set forth in the Agreement, Predelivery Payments are [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and will be paid by the Buyer to the Seller for the Aircraft.

5.3.2    INTENTIONALLY LEFT BLANK

5.3.3    The Buyer has paid or will pay Predelivery Payments to the Seller [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] in accordance with the following schedule (the “Predelivery Payments”):

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

5.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
UNQUOTE

3.2    Clause 5.3.5 is deleted in its entirety and replaced with the following quoted text:
QUOTE

5.3.5    Leased Aircraft Matters

The Buyer will pay [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
UNQUOTE

4    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 4
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: OPTION AIRCRAFT
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    DEFINITIONS
Clause 0 of the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:
QUOTE
Additional Options – as defined in Paragraph 2.2.1 of Letter Agreement No. 4 hereto.
Additional Option Aircraft – all of the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft set forth in Schedule IB hereto that the Buyer has the option to purchase from the Seller subject to the terms and conditions hereof.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Additional Option Exercise Notice – as defined in Paragraph 2.2.3 of Letter Agreement No. 4 hereto.
Additional Option Exercise Notice Date – as defined in Paragraph 2.2.3 of Letter Agreement No. 4 hereto.

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft – all of the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft set forth in Schedule IIB hereto that the Buyer has the option to purchase from the Seller subject to the terms and conditions hereof.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Option Aircraft – any or all of the CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft set forth in Schedule III that the Buyer has the option to purchase from the Seller subject to the terms and conditions hereof.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Option – as defined in Paragraph 2.1.1 of Letter Agreement No. 4 hereto.
Option Aircraft – any or all of the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft set forth in Schedule IA that the Buyer has the option to purchase from the Seller subject to the terms and conditions hereof.

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Predelivery Payment – any of the payments determined in accordance with Clause 5.3, Paragraphs 2.1.4.2, 2.2.4.2, 2.3.4.2, 2.4.4.2, 2.5.4.2 and 3.3.2 of Letter Agreement No. 4 hereto.
Purchase Right – as defined in Paragraph 3.1 of Letter Agreement No. 4 hereto.
Purchase Right Aircraft – any or all of the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft that the Buyer has the right to purchase from the Seller subject to the terms and conditions hereof.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Scheduled Delivery Month – as defined in Clause 9.1 or as otherwise provided in this Agreement.
Scheduled Delivery Quarter – as defined in Clause 9.1 or as otherwise provided in this Agreement.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Option Aircraft – any or all of the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Aircraft set forth in Schedule IIA that the Buyer has the option to purchase from the Seller subject to the terms and conditions hereof.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
UNQUOTE

2    OPTION AIRCRAFT

2.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft

2.1.1    Option to Firmly Order
The Seller hereby grants the Buyer the option (the “Option”) to purchase the Option Aircraft subject to the terms and conditions set forth in this Paragraph 2.1.

2.1.2    Delivery
The Seller will have the Option Aircraft Ready for Delivery at the Delivery Location within the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.3    Option Exercise
If the Buyer wishes to exercise any Option, it will do so as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and Predelivery Payments
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.4.1    Predelivery Payments
Predelivery Payments for each Option Aircraft will be paid according to the following schedule:

[CONTINUED ON NEXT PAGE]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.5    Option Lapse
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft

2.2.1    Option to Firmly Order Additional Option Aircraft
The Seller hereby grants the Buyer the option (the “Additional Options”) to purchase the Additional Option Aircraft subject to the terms and conditions set forth in this Paragraph 2.2.1.

2.2.2    Delivery
The Seller will have the Additional Option Aircraft Ready for Delivery at the Delivery Location within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.3    Additional Options Exercise
If the Buyer wishes to exercise any of the Additional Options, it will do so as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.4    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Predelivery Payments

2.2.4.1    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.4.2    Predelivery Payments
Predelivery Payments for each Additional Option Aircraft will be paid according to the following schedule:

[CONTINUED ON NEXT PAGE]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2.5    Additional Option Lapse
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft

2.3.1    Option to Firmly Order
The Seller hereby grants the Buyer the option (the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to purchase the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft subject to the terms and conditions set forth in this Paragraph 2.3.

2.3.2    Delivery
The Seller will have the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft Ready for Delivery at the Delivery Location within the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Exercise
If the Buyer wishes to exercise any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] it will do so as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]Predelivery Payments

2.3.4.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.4.2    Predelivery Payments
Predelivery Payments for each [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft will be paid according to the following schedule:

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3.5    Option Lapse
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft

2.4.1    Option to Firmly Order Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft
The Seller hereby grants the Buyer the option (the “Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option”) to purchase the Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft subject to the terms and conditions set forth in this Paragraph 2.4.

2.4.2    Delivery
The Seller will have the Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft Ready for Delivery at the Delivery Location within the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.3    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Exercise
If the Buyer wishes to exercise the Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option, it will do so as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.4    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Predelivery Payments

2.4.4.1    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.4.2    Predelivery Payments
Predelivery Payments for each Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft will be paid according to the following schedule:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4.5    Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Lapse
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft

2.5.1    Option to Firmly Order
The Seller hereby grants the Buyer the option (the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to purchase the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft subject to the terms and conditions set forth in this Paragraph 2.5.

2.5.2    Delivery
The Seller will have the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft Ready for Delivery at the Delivery Location within the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Exercise
If the Buyer wishes to exercise any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option, it will do so as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and Predelivery Payments

2.5.4.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5.4.2    Predelivery Payments
Predelivery Payments for each [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft will be paid according to the following schedule:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.5.5    Option Lapse
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    PURCHASE RIGHT AIRCRAFT

3.1    The Seller hereby grants the Buyer the right (the “Purchase Right”) to purchase the Purchase Right Aircraft subject to the terms and conditions set forth in this Paragraph 3.

3.2    Purchase Right Exercise
The Buyer will exercise its Purchase Right as follows:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

3.3    Purchase Right Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Predelivery Payments

3.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    Predelivery Payments for each Purchase Right Aircraft will be paid according to the following schedule:

[CONTINUED ON NEXT PAGE]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Except as set forth herein, Clause 5.3 of the Agreement will apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

4.1    The Base Price of the Propulsion System for any Option Aircraft, Additional Option Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft, Additional [CONFIDENTIAL PORTION HAS BEEN OMITTED

    BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Option Aircraft and Purchase Right Aircraft that is firmly ordered hereunder will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.2    Notwithstanding any provision of the Agreement or this Letter Agreement, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

7    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

SCHEDULE IA
OPTION AIRCRAFT DELIVERY SCHEDULE

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SCHEDULE IB
ADDITIONAL OPTION AIRCRAFT DELIVERY SCHEDULE

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SCHEDULE IIA
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] OPTION AIRCRAFT DELIVERY SCHEDULE

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SCHEDULE IIB
ADDITIONAL [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] OPTION AIRCRAFT DELIVERY SCHEDULE

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SCHEDULE III
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] OPTION AIRCRAFT DELIVERY SCHEDULE

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 5
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: FLEXIBILITY
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    DEFINITIONS
Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:
QUOTE
Leased A319 Aircraft – any or all of the Leased Aircraft that are A319 Aircraft.
Purchase A319 NEO Aircraft – any or all of the Purchase Aircraft that are A319 NEO Aircraft.
UNQUOTE

2    TYPE FLEXIBILITY

2.1    Conversion Rights

2.1.1    The Seller grants the Buyer a one-time right to (A) convert A320 Family Aircraft to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] type (with respect to each such Aircraft, a “Conversion Right”) and (B) convert A320 Family NEO Aircraft to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (with respect to each such Aircraft, a “NEO Conversion Right”), subject to the following limitations:

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(vi)    The NEO Conversion Right will not apply to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(vii)    In connection with the Buyer’s exercise of the Conversion Right or the NEO Conversion Right with respect to any Aircraft, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Conversion Right Exercise
The Buyer will exercise its Conversion Right or NEO Conversion Right subject to the following terms and conditions:
(i)    The Buyer must give written notice to the Seller of its desire to exercise any Conversion Right or NEO Conversion Right no later than: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Each such notice received from the Buyer will specify the type of Aircraft selected by the Buyer.

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    RESCHEDULING RIGHTS

3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(vi)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Exercise
The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will exercise its [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] subject to the following terms and conditions:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] A320 NEO FAMILY AIRCRAFT
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

5    GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

5.1    Nothing contained in this Letter Agreement will oblige the Seller to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    Notwithstanding any provision of the Agreement or this Letter Agreement, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8    COUNTERPARTS s
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:

Its:

SCHEDULE I

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 6
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.1    Defined Terms
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]r.
“Seller Party” means the Seller or any Affiliate of the Seller.

1.2    Commitment to the Buyer
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    EXCLUSIONS
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    ADMINISTRATION
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 9
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: MISCELLANEOUS
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    DEFINITIONS
Clause 0 of the Agreement is amended it add the following defined term between “QUOTE” and “UNQUOTE”.
QUOTE
Leasing Documentation – as defined in Letter Agreement No. 1.
UNQUOTE

2    CERTIFICATIONS
Clause 7 of the Agreement is deleted in its entirety and is replaced with Clause 7 attached hereto as Appendix 1.

3    DELIVERY
Clause 9 of the Agreement is deleted in its entirety and is replaced with Clause 9 attached hereto as Appendix 2.

4    EXCUSABLE DELAY
Clause 10 of the Agreement is deleted in its entirety and is replaced with Clause 10 attached hereto as Appendix 3.

5    INEXCUSABLE DELAY
Clause 11 of the Agreement is deleted in its entirety and is replaced with Clause 11 attached hereto as Appendix 4.

6    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX 1 TO LETTER AGREEMENT NO. 9
7    CERTIFICATION
Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to any Aircraft. If the use of any certificate identified in this Agreement is discontinued during the performance of this Agreement, thereafter reference to such discontinued certificate will be deemed to be a reference to any other certificate or instrument issued by the applicable Aviation Authority which corresponds to such discontinued certificate.

7.1    Type Certification
The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness for the Aircraft. The Seller will obtain or cause to be obtained any additional certificates for the Aircraft that, under the requirements of the FAA generally applicable to aircraft manufacturers, the Seller is required to obtain to permit operation of aircraft of the same type as the Aircraft.

7.2    Export Certificate of Airworthiness
The Seller will cause each Aircraft to be delivered to the Buyer with an Export Certificate of Airworthiness without restriction or limitation and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Specification Changes before Aircraft Ready for Delivery

7.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.2    The Seller will, as far as is practicable, take into account the information available to it concerning any proposed Change in Law in order to minimize the costs of changes or modifications to the Specification as a result of such Change in Law that occurs before the applicable Aircraft is Ready for Delivery.

7.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Specification Changes after Aircraft Ready For Delivery

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

APPENDIX 2 TO LETTER AGREEMENT NO. 9
9    DELIVERY

9.1    Delivery Schedule
Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the months (each, a “Scheduled Delivery Month”) or Quarters (each, a “Scheduled Delivery Quarter”), as applicable, set forth on Schedule I hereto (the “Delivery Schedule”).

9.1.1    In respect of each Aircraft for which a Scheduled Delivery Quarter is set forth in Schedule I, the Seller will communicate to the Buyer the Scheduled Delivery Month no later than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.1.2    The Seller will give the Buyer (i) at least [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.2    Delivery Process

9.2.1    The Buyer will send its representatives (which, with respect to Leased Aircraft, may include representatives of the Lessor) to the Delivery Location to take Delivery of each Aircraft at the date on which such Aircraft is Ready for Delivery, and fly such Aircraft from the Delivery Location.

9.2.2    The Seller will deliver and transfer title to each Aircraft to the Buyer (or, with respect to a Leased Aircraft, the Lessor) free and clear of all liens, claims, charges and encumbrances of every kind whatsoever (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 (or, with respect to a Leased Aircraft, provided that the Buyer has executed and delivered the Leasing Documentation for such Leased Aircraft to which the Buyer is party, upon which the Seller will cause the Lessor and each other counterparty to such Leasing Documentation to execute and deliver such Leasing Documentation to the Buyer) and that the Certificate of Acceptance has been executed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer (or with respect to Leased Aircraft, the Lessor) with (i) a warranty bill of sale in the form of Exhibit E (the “Warranty Bill of Sale”), (ii) FAA Form 8050-2 (the “Aircraft Bill of Sale”) and (iii) such other documentation confirming transfer of title and receipt of such Final Price of such Aircraft as may reasonably be requested by the Buyer (and, with respect to Leased Aircraft, by the Lessor). Title to and risk of loss of or damage to such Aircraft will pass to the Buyer (or, with respect to Leased Aircraft, the Lessor) contemporaneously with the delivery by the Seller to the Buyer of such Warranty Bill of Sale.

9.2.3    (i) If the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.3    Flyaway

9.3.1    The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2    In the event that the Buyer is unable to export the Aircraft on the date Delivery occurs due to a delay in receiving temporary FAA approval to fly the Aircraft to the United States (the “fly-wire”), the Seller will park and store such Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.3.3    All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.4    Delegation of Authority
With respect to each Aircraft, the Seller will present to the Buyer prior to Delivery of such Aircraft a certified copy of the powers of attorney designating and authorizing certain persons to act on its behalf in connection with the Delivery of such Aircraft, including the person executing the transfer of title documents for such Aircraft.
With respect to each Aircraft, the Buyer will present to the Seller prior to Delivery of such Aircraft a certified copy of the applicable delegation of authority of the Buyer designating and authorizing certain persons to act on its behalf in connection with the Delivery of such Aircraft, including (in the case of Purchase Aircraft) the person executing the transfer of title documents for such Aircraft.

9.5    International Registry

9.5.1    The Seller will consent to the contract of sale registrations with the International Registry of Mobile Assets (“International Registry”) at or promptly following the Delivery of each Aircraft, consistent with the Seller’s customary practices.

9.5.2    The Seller will assure that the Airframe is populated in the drop down boxes with the International Registry prior to the Delivery of the applicable Aircraft. Prior to the Delivery Date for each Aircraft, the Seller will provide to the Buyer’s FAA counsel (which will be Daugherty, Fowler, Peregrin, Haught & Jenson or such other counsel designated by the Buyer) an original undated executed copy of the Aircraft Bill of Sale for such Aircraft.

APPENDIX 3 TO LETTER AGREEMENT NO. 9
10    EXCUSABLE DELAY AND TOTAL LOSS

10.1    Scope of Excusable Delay
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    Consequences of Excusable Delay
If an Excusable Delay occurs with respect to any Aircraft:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] notify [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] in writing of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month or Scheduled Delivery Quarter, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    Termination on Excusable Delay

10.3.1    If any Delivery is delayed as a result of an Excusable Delay for a period of more than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3.2    If any Delivery is delayed as a result of an Excusable Delay for a period of more than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3.3    If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month or Scheduled Delivery Quarter pursuant to Clause 10.2(iv) that [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3.4    If this Agreement is not terminated with respect to any Aircraft under the terms of Clause 10.3.1, 10.3.2 or 10.3.3, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] period referred to in Clause 10.3.1, 10.3.2 or 10.3.3, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month or Scheduled Delivery Quarter in Schedule I.

10.4    Total Loss, Destruction or Damage
If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer in writing to this effect [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] The Seller will include in such notification (or as soon after the delivery of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace such Aircraft may be delivered to the Buyer and the Scheduled Delivery Month or Scheduled Delivery Quarter will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the applicable Aircraft.
0.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Notwithstanding the provisions of Clauses 3.2, 4.1 and 4.2, if any Excusable Delay or Total Loss occurs with respect to any Aircraft, the Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.6    Predelivery Payments
If an Excusable Delay or Total Loss occurs with respect to any Aircraft, the payment schedule for unpaid Predelivery Payments with respect to such Aircraft will be adjusted to reflect the revised Scheduled Delivery Month or Scheduled Delivery Quarter that the Seller notifies the Buyer.

In the event this Agreement is terminated with respect to any Aircraft under the terms of Clause 10.3 or 10.4, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.7    Termination Rights Exclusive
If this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement, except as provided in this Clause 10 and Clause 18.5.

10.8    Remedies
EXCEPT AS PROVIDED IN LETTER AGREEMENT NO. 17 TO THE AGREEMENT, THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE ACTION OR INACTION OF THE BUYER OR ITS REPRESENTATIVES.

APPENDIX 4 TO LETTER AGREEMENT NO. 9
11    INEXCUSABLE DELAY

11.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Should an Aircraft not be Ready for Delivery within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(A)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(B)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(C)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(D)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(E)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(F)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
If an Inexcusable Delay occurs with respect to any Aircraft:
(i)    the Seller will notify the Buyer in writing of such Inexcusable Delay as soon as practicable after becoming aware of the same; and

(ii)    the Seller will, as soon as is practicable after the removal of the cause of such delay, resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month or Scheduled Delivery Quarter, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.2    Renegotiation
If, as a result of an Inexcusable Delay, the Delivery does not occur within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Notwithstanding the provisions of Clause [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] if an Inexcusable Delay occurs with respect to any Aircraft, the Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.4    Predelivery Payments
If an Inexcusable Delay occurs with respect to any Aircraft the payment schedule for unpaid Predelivery Payments with respect to such Aircraft will be adjusted to reflect the revised Scheduled Delivery Month or Scheduled Delivery Quarter notified to the Buyer.
In the event this Agreement is terminated with respect to any Aircraft under the terms of Clause 11.5.1 or 11.5.2, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.5    Termination

11.5.1    If, as a result of an Inexcusable Delay, the Delivery does not occur within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.5.2    If, as a result of an Inexcusable Delay, the Delivery does not occur within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.5.3    In the event of termination, neither party will have any claim against the other with respect to such Aircraft, except as provided in this Clause 11 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and Clause 18.5.

11.6    Remedies
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

LETTER AGREEMENT NO. 10
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: SUPPORT MATTERS
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] IN-SERVICE ISSUES
In the event that, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2 of the Agreement for such Aircraft will apply [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] In addition, in the event that [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Buyer.

2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] SUPPORT
The Seller will provide to the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] WARRANTY
In the case of Warranted Parts [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    COMPUTER BASED TRAINING [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(v)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5    SELLER PARTS [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.1    For each Aircraft delivered pursuant to the Agreement, the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

5.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    FLIGHT CREW TRAINING [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.1    Pursuant to Paragraph 1.1 of Appendix A to Clause 16 of the Agreement, the Seller will provide flight crew training (standard transition course) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.2    If the Buyer [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    The Flight Crew [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] in accordance with Paragraph 7 of Letter Agreement No. 2 to the Agreement.

6.4    The Buyer will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

8    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

9    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,	Very truly yours,

AIRBUS S.A.S.	AIRBUS S.A.S.

By:	By:
Its:	Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 11A
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11A (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 Aircraft as described in the A319 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    Optional Configuration

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A319 Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A319 Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED])

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A319 Aircraft will be not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A319 Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A319 Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A319 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Cruise performance at [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A319 Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed
AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11A
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11B
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11B (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 Aircraft as described in the A319 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    Optional Configuration

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A319 Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A319 Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A319 Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A319 Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A319 Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A319 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Cruise performance at [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A319 Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11B
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11C
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11C (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:

1.1    Basic Configuration (not applicable to Paragraph 3.2)

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    Optional Configuration

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A319 NEO Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A319 NEO Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A319 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.

The A319 NEO Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.
—”This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed
AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11C
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11D
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11D (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:

1.1    Basic Configuration (not applicable to paragraph 3.2)

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    Optional Configuration

i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A319 NEO Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A319 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED of the A319 NEO Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A319 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A319 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] .
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.

The A319 NEO Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11D
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11I
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11I (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 Aircraft as described in the A321 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:
i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A321 Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A321 Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A321 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

3.3    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A321 Aircraft will be not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

when the A321 Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.7    Stage distance is defined as the distance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Block fuel is defined as the fuel [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A321 Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A321 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Cruise performance at [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A321 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11J
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11J (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 Aircraft as described in the A321 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:
i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A321 Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A321 Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A321 Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A321 Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A321 Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.7    Stage distance is defined as the distance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Block fuel is defined as the fuel [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A321 Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise

The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A321 Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Cruise performance at [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required using [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the
Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES
Should the A321 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed
AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11K
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11K (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:
    i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
    iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A321 NEO Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A321 NEO Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.7    Stage distance is defined as the distance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Block fuel is defined as the fuel [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Noise

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A321 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10    UNDERTAKING REMEDIES
Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11K
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11L
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11L (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    AIRCRAFT CONFIGURATION
The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321 Standard Specification [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] for:
i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

iii)    the following design weights:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
iv)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2    GUARANTEED PERFORMANCE

2.1    Take-Off

2.1.1    Take-Off Field Length
The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]at the start of ground run at sea level pressure altitude in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1.2    Take-Off Weight
When the A321 NEO Aircraft is operated in [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Landing Field Length
The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] at sea level pressure altitude shall be not more than:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    MISSION GUARANTEES

3.1    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.1.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

3.2.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.3    Mission Payload [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The A321 NEO Aircraft will be capable of carrying a Payload of not less than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.1    The departure airport conditions [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] are as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    Mission Block Fuel
In carrying a fixed payload of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of the A321 NEO Aircraft will be not more than

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1    The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.2    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.3    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

3.4.5    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.6    An allowance of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.7    Stage distance is defined as the distance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Block fuel is defined as the fuel [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4.8    At the end of approach and landing [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5    The Mission Payload and Block Fuel guarantees are based on [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (see Appendix A).

4    MANUFACTURER’S WEIGHT EMPTY GUARANTEE
The Seller guarantees a Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
This is the Manufacturer’s Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED as defined in the Paragraph 8 below.

5    NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.2    Noise
The Seller shall provide the Buyer with a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3    Interior Noise in Flight

5.3.1    Cockpit
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.3.2    Cabin
At a pressure altitude of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] shall be as follows:
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Noise levels shall be measured [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.4    Ramp Noise
The APU noise during ground operation of the A321 NEO Aircraft [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    GUARANTEE CONDITIONS

6.1    The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2    For the determination of FAR take-off and landing performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
When establishing take-off performance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.4    Where applicable the Guarantees assume the use of an approved fuel having a density of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5    Sound levels are to be specified in decibels (dB), at a reference pressure of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The definition of dB(A) shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
The Speech Interference Level (SIL) is defined as the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7    GUARANTEE COMPLIANCE

7.1    Compliance with the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    Compliance with the take-off and landing elements of the Guarantees will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    Compliance [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.4    Compliance with the Manufacturer’s Weight Empty guarantee will be demonstrated [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5    The [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

7.6    Data [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will be adjusted as required [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    The Seller undertakes to furnish the Buyer with [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] demonstrating compliance with the Guarantees [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8    ADJUSTMENT OF GUARANTEES

8.1    In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2    The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)    Any further configuration change which is the subject of an SCN

b)    Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10    UNDERTAKING REMEDIES
Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.3    The Seller’s maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11    DUPLICATE REMEDIES
Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.
By:
Its:
Accepted and Agreed
AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX A TO LETTER AGREEMENT NO. 11L
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 14
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: OTHER MATTERS RELATED TO [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] AIRCRAFT
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] FAMILY AIRCRAFT
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] AIRCRAFT

3.1    Scope

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2    Applicability

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5    Additional Terms and Conditions
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

.6    Predelivery Payments
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 15
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: SELLER PARTS AND SELLER PARTS SERVICES
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 15 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    SCOPE OF SPARES SUPPORT
For [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (the “Term”), the Seller will (i) maintain, or cause to be maintained, a stock of Seller Parts (as defined below) and make available to the Buyer materials management services (the “Seller Services”), [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and (ii) sell and deliver such Seller Parts and Seller Services or interchangeable Seller Parts (in each case, together with all necessary documentation and data) in accordance with the provisions of this Letter Agreement.
For the purposes of this Letter Agreement, the term “Seller Parts” means the Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

2    DELIVERY
2.1 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Seller Parts
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    Emergency Services
During the Term, the Seller will maintain, or cause to be maintained, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the lead-times for delivery of such qualified answer to the Buyer will not exceed:
(i)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(iii)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3    PRICE

3.1    Price Condition
Price conditions for any Seller Parts or Seller Services provided hereunder will be in accordance with Article 5.1 of Exhibit H to the Agreement.

3.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

During the Term, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    Out of Production Aircraft
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4    WARRANTIES
Article 4 of Exhibit H to the Agreement will apply, mutatis mutandis, to all Seller Parts and Seller Services purchased by the Buyer pursuant to this Letter Agreement.

5    TERMINATION
If the Buyer shall default in the performance of its obligations to the Seller under this Letter Agreement, the Seller will have the right to suspend deliveries of Seller Parts and Seller Services to the Buyer under this Letter Agreement and, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Its:

LETTER AGREEMENT NO. 16
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: SPECIFICATION MATTERS
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 16 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    MSCNs FOR [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

4    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:

Its:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:

Its:

LETTER AGREEMENT NO. 17
As of July 20, 2011
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: TERMINATION
Dear Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 17 (this “Letter Agreement”) certain additional terms and conditions regarding the sale and lease of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    SPECIAL [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] MATTERS

1.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] pursuant to this Paragraph 1.2.

2    TERMINATION
Clause 20 of the Agreement is deleted in its entirety and replaced with Clause 20 attached hereto as Appendix 1.

3    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

5    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Its:
Accepted and Agreed
AMERICAN AIRLINES, INC.

By:
Its:

APPENDIX 1TO LETTER AGREEMENT NO. 17
20    TERMINATION

20.1    Termination Events
Each of the following will constitute a “Termination Event”
(1)    The Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates commences in any jurisdiction any case, proceeding or other legal action with respect to the Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates or all or any substantial part of its assets relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or dissolution.

(2)    A case, proceeding or other legal action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or the Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates makes a general assignment for the benefit of its creditors.

(3)    The Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates (i) fails to make any payments [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] which are required to be made under this Agreement or any other [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] agreement between the Buyer or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates and the Seller or any [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Affiliates (after giving effect to any grace period applicable thereto) [CONFIDENTIAL

    PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED ]

(4)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(5)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(6)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2    Remedies in Event of Termination

20.2.1    If [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Termination Event occurs, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] the Seller will have the right to resort to any remedy under applicable law or in equity, and may, without limitation, by written notice to the Buyer, immediately do any or all of the following:

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

C.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

If the Seller elects to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.2.3.    The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:
A. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
B. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
C. the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] provision of this Clause 20 has been fully negotiated by sophisticated parties represented by counsel, is a material component of the consideration granted and, in the absence of such [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] provision, the consideration would have been materially different.

20.3    Notice of Termination Event
Within [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of becoming aware of the occurrence of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] Termination Event, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will notify [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] of such occurrence in writing, provided, that any failure by [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] to notify [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] will not prejudice [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] rights or remedies hereunder.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

20.4    Adequate Assurance
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 1
As of July 20, 2011
CONFIDENTIAL – SUBJECT TO RESTRICTIONS ON DISCLOSURE AS SET FORTH IN PARAGRAPH 12 BELOW
American Airlines, Inc.
4333 Amon Carter Boulevard
Fort Worth, Texas 76155
Re: LEASING MATTERS
Ladies and Gentlemen,
American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement of even date herewith (as supplemented, amended or otherwise modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of Purchase Aircraft and the lease of Leased Aircraft to the Buyer, in each case under the terms and subject to the conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the Leased Aircraft and leasing transactions related thereto.
Attached to this Letter Agreement as Exhibits A, B, C and D, respectively, are the forms of the following documents, which have been fully negotiated by the Buyer and the Seller, with respect to the Leased Aircraft leasing transactions (collectively, the “Leasing Documentation”):
(A) Lease Agreement, including schedules and exhibits thereto (the “Lease”);
(B) Trust Agreement, including schedules and exhibits thereto (the “Trust Agreement”);
(C) Participation Agreement, including schedules and exhibits thereto (the “Participation Agreement”); and
(D) Definitions (the “Definitions Annex”).
Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement or the Definitions Annex, as applicable. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    THE LEASES

1.1    Forms
The documentation for each of the Leased Aircraft shall be in the form of the Leasing Documentation (subject to such changes as shall be agreed by the Buyer and the applicable Owner Participant, in their sole discretion) and shall be prepared by the Buyer.

1.2    Leases of Leased Aircraft
Subject to the terms and conditions set forth herein (including, without limitation, Paragraph 1.3 hereof) and in the Leasing Documentation and the Agreement, the Buyer shall lease from the Seller each of the Leased Aircraft, and the Seller shall lease to the Buyer each of the Leased Aircraft. The Buyer and the Seller agree that the Leasing Documentation with respect to each Leased Aircraft is to be entered into on the Delivery Date of such Leased Aircraft.

1.3.    Certain Terms Applicable to Third Party Leasing Transactions

1.3.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.3.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.3.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

1.3.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.4    Execution and Delivery of the Leasing Documentation of Leased Aircraft

1.4.1    The obligation of the Buyer to execute and deliver the Leasing Documentation with respect to any Leased Aircraft on the respective Delivery Date thereof is subject to the satisfaction of or waiver by the Buyer of, the following conditions:

(a)    such Leased Aircraft shall be Ready for Delivery and shall meet all requirements for Aircraft under the Agreement, and all of the Buyer’s rights and the Seller’s obligations pertaining thereto (including, but not limited to, aircraft specification, type and condition, delivery of an Export Certificate of Airworthiness without restriction or limitation, warranties and technical support, BFE arrangements and delivery and inspection procedures) shall have been satisfied in full accordance with the Agreement;

(b)    the “Owner Trustee” of such Leased Aircraft shall be Wells Fargo Bank Northwest, National Association, or another U.S. bank or trust company reasonably acceptable to the Buyer;

(c)    the “Owner Participant” of such Leased Aircraft shall be either: (1) Airbus Financial Services, (2) an Affiliate of Airbus Financial Services (Airbus Financial Services and such Affiliate, each an “AFS Entity”) or (3) a Third Party Owner Participant;

(d)    on the Delivery Date of such Leased Aircraft, the Seller shall have transferred title to such Leased Aircraft to the “Owner Trustee” and such “Owner Trustee” shall have title to such Leased Aircraft free and clear of Liens;

(e)    in the case of a leasing transaction to be entered into with a Third Party Purchaser, (i) such Third Party Purchaser and the Buyer shall have executed and delivered a Leasing Letter with respect to such Leased Aircraft in accordance with Paragraph 1.3.4 hereof, (ii) such Leasing Letter shall not have been terminated (including as provided in such

    Leasing Letter or Paragraph 5 hereof) and (iii) the Buyer shall not have provided written notice to the Seller that such Third Party Purchaser (or any Affiliate thereof) has breached any of its obligations set forth in such Leasing Letter or any other Leasing Letter executed by such Third Party Purchaser (or any Affiliate thereof) (in each case, including, if applicable, the obligation to lease any other Leased Aircraft to the Buyer in accordance with the terms of such Leasing Letter);

(f)    in the case of a leasing transaction to be entered into with a Third Party Purchaser, the Buyer shall not have provided written notice to the Seller that the Third Party Owner Participant (or any Affiliate thereof) related to such leasing transaction has breached any of its material obligations as “Owner Participant” under Leasing Documentation executed and delivered by it with respect to any other Leased Aircraft;

(g)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(h)    the “Basic Rent” and “Stipulated Loss Value” to be inserted in the Leasing Documentation with respect to such Leased Aircraft shall be calculated (x) in the case of a leasing transaction with an AFS Entity by the Buyer as provided in Exhibit G hereof and verified by such AFS Entity and (y) in the case of a leasing transaction with a Third Party Purchaser by the Buyer as provided in Exhibit F of the Leasing Letter and verified by such Third Party Purchaser; and

(i)    the Agreement shall not have been terminated, in whole, or with respect to such Leased Aircraft.

    If any of the above conditions precedent or any condition precedent set forth in Section 4.3 of the Participation Agreement with respect to such Leased Aircraft are not satisfied (except if any such unsatisfied condition precedent relates solely to a Third Party Purchaser (or a Third Party Owner Participant) and the Seller has caused an AFS Entity to lease such Leased Aircraft to the Buyer in accordance with Paragraph 1.4.2 hereof), the Buyer shall have no obligation to lease such Leased Aircraft or to execute and deliver the Leasing Documentation relating to such Leased Aircraft, and the failure of such Leasing Documentation to be executed and delivered as a result thereof shall not be a breach of the Agreement by the Buyer or constitute or result in a Buyer Termination Event.

    1.4.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.5    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.5.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.5.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.    LEASING DOCUMENTATION WITH THE SELLER
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.1    Lease
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.4    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    BASIC RENT, STIPULATED LOSS VALUES & BASIC TERM
Basic Rent and Stipulated Loss Value for each Leased Aircraft will be calculated as provided in Exhibit G. The Basic Term of each Lease shall be [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

4.    DELIVERY
Inspection and technical acceptance of each Leased Aircraft will be conducted as set forth in the Agreement and resolution of any discrepancies in the condition of such Leased Aircraft at Delivery will be effected between the Buyer and the Seller in accordance therewith [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED].

5.    DELAY
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.    SALE OF BFE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.    LEASED AIRCRAFT PURCHASE OPTION

7.1    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.2    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

11.    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

12.    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

13.    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:
Name:
Title:

Accepted and Agreed

AMERICAN AIRLINES, INC.

By:
Name:
Title:

EXHIBIT A
FORM OF LEASE AGREEMENT

EXHIBIT B
FORM OF TRUST AGREEMENT

EXHIBIT C
FORM OF PARTICIPATION AGREEMENT

EXHIBIT D
FORM OF DEFINITIONS ANNEX

EXHIBIT E
FORM OF LEASING LETTER

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
2. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SCHEDULE I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PART A – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
I. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(A)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(B)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
II. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(A)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(B)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(C)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(D)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(E) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(F) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PART B – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PART C – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
ANNEX A
TO
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
2. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
3. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
4. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
5. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
6. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
7. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
8. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
9. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
10. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
11. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
12. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
13. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
14. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
* * * * *

Exhibit A
to
Exhibit J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A
to
Exhibit J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT K
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

*
CONFIDENTIAL: Annexes B and C of this Lease Are
Subject to Restrictions on Dissemination Set Forth in Section 10.4 of the Participation
Agreement (as defined herein)
LEASE AGREEMENT ([YEAR] MSN [MSN])
dated as of
[Date]
between
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly
provided herein, but solely as Owner Trustee,
as Lessor
and
AMERICAN AIRLINES, INC.,
as Lessee
Covering One Airbus [Model] Aircraft
(Generic Manufacturer and Model AIRBUS [Generic Model])
TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE PERFECTED THROUGH DELIVERY OR POSSESSION OF ANY COUNTERPART OF THIS LEASE AGREEMENT OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE THE COUNTERPART THAT CONTAINS THE RECEIPT EXECUTED BY LESSOR ON THE SIGNATURE PAGE THEREOF.

Section 8.    Replacement and Pooling of Parts; Alterations, Modifications and Additions;

i

(continued)

EXHIBITS, ANNEXES AND SCHEDULES

EXHIBIT A        –        FORM OF LEASE SUPPLEMENT
ANNEX A        –        DEFINITIONS
ANNEX B        –        RETURN CONDITIONS
ANNEX C        –        MID-TERM INSPECTION RECORDS LIST
ii

LEASE AGREEMENT ([YEAR] MSN [MSN])
This LEASE AGREEMENT ([YEAR] MSN [MSN]) (as amended, modified or supplemented from time to time, this “Lease”), dated as of [ ], [YEAR], between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee (herein in such capacity, together with its successors and permitted assigns, “Lessor” or “Owner Trustee”, and in its individual capacity, together with its successors and permitted assigns, “Trust Company”), and AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “Lessee”).
RECITALS:
Lessee wishes to lease the Aircraft from Lessor, and Lessor wishes to lease the Aircraft to Lessee, on the terms and subject to the conditions provided herein.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the agreements contained in the other Operative Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth, and shall be construed and interpreted in the manner described, in Annex A hereto for all purposes of this Lease.
Section 2. Leasing of Aircraft. (a) Lessor hereby agrees (subject to satisfaction or waiver of the conditions set forth in Sections 4.1 and 4.2 of the Participation Agreement) to lease to Lessee hereunder, and Lessee hereby agrees (subject to satisfaction or waiver of the conditions set forth in Section 4.3 of the Participation Agreement) to lease from Lessor hereunder, the Aircraft, as evidenced by the execution by Lessor and Lessee of Lease Supplement No. 1 covering the Aircraft.
(b) On the Delivery Date, subject to Lessee’s acceptance of the Aircraft, Lessee will take possession of the Aircraft “AS-IS, WHERE-IS AND WITH ALL FAULTS.”
Section 3. Term and Rent.
(a) Term. The Basic Term for the lease of the Aircraft hereunder shall commence on the Delivery Date and shall end on the Lease Expiry Date, or such earlier date on which this Lease is terminated in accordance with the provisions hereof.
(b) Basic Rent. Lessee hereby agrees to pay to Lessor Basic Rent in advance for the Aircraft throughout the Term in installments, the first installment of which shall be due and payable on the Delivery Date, and the remaining installments of which shall be due and payable on the other Lease Period Dates, in the amounts computed as provided in Schedule A to Lease Supplement No. 1 for the Basic Term (Basic Rent payable for any Renewal Term, shall be as provided in Section 21). The installment of Basic Rent due and payable on the Delivery Date shall be allocable to the Lease Period commencing on the Delivery Date and ending on the day immediately preceding the following Lease Period Date. Each other installment of Basic Rent is allocable to the Lease Period beginning on the Lease Period Date on which such installment is due and payable.
(c) Supplemental Rent. Lessee also agrees to pay to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall, subject to Section 15, have all rights, powers and remedies provided for herein, in equity or law, as in the case of nonpayment of Basic Rent. In addition, Lessee will pay as Supplemental Rent, on demand, to the extent permitted by applicable Law, an amount equal to interest at the Overdue Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period until the same shall be paid.
(d) Payments in General. All payments of Rent shall be made in Dollars by wire transfer of immediately available funds not later than 1:00 p.m. (New York time) on the date of payment, to Lessor to the account set forth on Annex B to the Participation Agreement (or such other account in the United States of Lessor as Lessor directs by written notice to Lessee at least 10 Business Days prior to the date such payment of Rent is due, or, in the case of Supplemental Rent expressly payable to a Person other than Lessor, to the Person that shall be entitled thereto to such account in the United States as such Person directs by written notice to Lessee at least 10 Business Days prior to the date such payment of Rent is due). If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment, and no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day.
Section 4. Lessor’s Representations, Warranties and Covenants.
(a) Disclaimer. NONE OF OWNER TRUSTEE, TRUST COMPANY OR OWNER PARTICIPANT (IN EACH CASE, IN ITS CAPACITY AS SUCH) MAKES OR SHALL BE DEEMED TO HAVE MADE HEREIN ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, VALUE, CONDITION, WORKMANSHIP, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, except that nothing set forth in this subsection (a) shall (x) derogate from the representations and warranties made by Owner Trustee, Trust Company or Owner Participant in or pursuant to any Operative Document or (y) be construed as a waiver by Lessee of any warranty or other claim against any manufacturer, supplier, dealer, contractor, subcontractor or other Person.
2

(b) U.S. Citizenship. Lessor at all times will be a Citizen of the United States to permit registration of the Aircraft with the FAA. Trust Company represents and warrants that it is a Citizen of the United States. Owner Trustee represents and warrants that it is a Citizen of the United States.
(c) Quiet Enjoyment. Lessor covenants that, except as expressly permitted by Section 15 following an Event of Default that has occurred and is continuing, notwithstanding anything herein or in any other Operative Document to the contrary, neither Lessor nor any Person claiming by, through or under Lessor shall (i) discharge the registration with the International Registry of the International Interests arising with respect to the Lease, (ii) transfer the right to discharge any of such International Interests to any other Person or cause any such right to be so transferred (except (x) in connection with a Transfer permitted by Section 8.1 of the Participation Agreement, or [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] or (iii) take or cause to be taken any action inconsistent with Lessee’s rights under this Lease and its right to quiet enjoyment of the Aircraft, the Airframe, any Engine or any Part, or otherwise in any way interfere with or interrupt the use, operation and continuing possession of the Aircraft, the Airframe, any Engine or any Part by Lessee or any sublessee, assignee or transferee under any sublease, assignment or transfer then in effect and permitted by the terms of this Lease.
(d) Lien Lifting. Lessor agrees that (i) it shall promptly, at its own cost and expense, take such action as may be necessary duly to discharge and satisfy in full any Lessor’s Lien attributable to it if the same shall arise at any time (by bonding or otherwise, so long as Lessee’s operation and use of the Aircraft is not impaired); provided that Lessor may, for a period of not more than 60 days, contest any such Lessor’s Lien diligently and in good faith by appropriate proceedings so long as such contest does not involve any material risk of the sale, forfeiture or loss of or loss of use of the Airframe or any Engine or any material risk of criminal penalties or material civil penalties being imposed on Lessee, and (ii) it shall indemnify and hold harmless Lessee from and against any loss, cost, expense or damage (including reasonable legal fees and expenses) that may be suffered or incurred by Lessee as a result of a failure by Lessor to promptly discharge or satisfy in full any such Lessor’s Lien.
(e) Warranties. Lessor agrees that, so long as no Event of Default shall have occurred and be continuing, Lessee shall have the benefit of and shall be entitled to enforce, either in its own name or in the name of Lessor for the use and benefit of Lessee, any and all warranties of any Person (whether express or implied) in respect of the Aircraft, the Airframe, any Engine or any Part, and Lessor agrees to execute and deliver such further documents and take such further action, as may be reasonably requested by Lessee and at Lessee’s cost and expense, as may be necessary to enable Lessee to obtain such warranty service or the benefits of any such warranty as may be furnished for the Aircraft, Airframe, any Engine or any Part by such Person. Lessor hereby appoints and constitutes Lessee, except at such times as an Event of Default shall have occurred and be continuing, its agent and attorney-in-fact during the Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the cost and expense of Lessee, whatever claims and rights Lessor may have against such Person.
3

(f) Lessor’s Interest in Certain Engines. Lessor hereby agrees, for the benefit of the lessor, conditional vendor or secured party of any airframe or any engine leased, purchased or owned by Lessee (or any Permitted Sublessee) subject to a lease, conditional sale or other security agreement, that Lessor will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any engine or engines as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease, conditional sale or other security agreement, provided however, that such agreement of Lessor shall not be for the benefit of any lessor, conditional vendor or secured party of any airframe or any engine leased, purchased or owned by Lessee (or any Permitted Sublessee) subject to a lease, conditional sale or other security agreement, unless such lessor, conditional vendor, or secured party has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement) that neither it nor its successors or assigns will acquire or claim, as against Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe subject to such lease, conditional sale or security agreement.
(g) Title Transfers by Lessor. If Lessor shall be required to transfer title to the Aircraft or any Engine to Lessee or its designee pursuant to this Lease, (i) Lessor will (A) transfer to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor’s Liens and Liens of the type described in Section 6(h)), all of Lessor’s right, title and interest in and to such Aircraft or Engine, free and clear of all right, title and interest of Lessor and of Lessor’s Liens and Liens of the type described in Section 6(h), all in AS-IS WHERE-IS condition, (B) at Lessee’s expense, execute and deliver such bills of sale (and any such bill of sale shall be in such form as will qualify as a “contract of sale” pursuant to Article V of the Aircraft Protocol) and other documents and instruments of transfer (including consents to appropriate registrations with the International Registry), all in form and substance reasonably satisfactory to Lessee, as Lessee shall reasonably request to evidence (on the public record or otherwise) such transfer and the vesting in Lessee or its designee of all of Lessor’s right, title and interest in and to such Aircraft or Engine and (C) take such actions as may be required to be taken by Lessor so that the transfer of such Aircraft or Engine to Lessee or its designee shall be registered as a Sale on the International Registry, (ii) Lessor will assign (to the extent freely assignable) to Lessee or its designee all of Lessor’s rights in any available warranties with respect to such Aircraft or Engine and (iii) Lessor will assign (to the extent freely assignable) to Lessee or its designee, pursuant to an assignment agreement in form and substance reasonably satisfactory to Lessee, all of its right, title and interest in and to claims against third Persons relating to such Aircraft or Engine.
(h) Vesting of Title. Lessor agrees that in each instance in which this Lease provides that title to the Aircraft, any Engine, engine, Part or Obsolete Part shall be transferred to or vest in Lessee, title to such Aircraft, Engine, engine, Part or Obsolete Part shall vest in Lessee free and clear of all right, title and interest of Lessor, Lessor’s Liens and Liens of the type described in Section 6(h), and Lessor shall do all acts necessary to discharge all such Liens and other rights held by it in such Aircraft, Engine, engine, Part or Obsolete Part.
Section 5. Return of Aircraft. Lessee hereby agrees to comply with the Return Conditions regarding return of the Aircraft to Lessor. In addition, Lessee agrees, in connection with any return of the Aircraft hereunder, to pay on the Return Date the amounts payable pursuant to Annex B, if any. All references in this Lease or elsewhere in any other Operative Document to this Section 5 shall be deemed to refer also to Annex B.
4

Section 6. Liens. Lessee will not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine, title thereto or any interest therein or in this Lease except:
(a) the respective rights of the parties to the Operative Documents as provided therein;
(b) the rights of others under agreements or arrangements to the extent expressly permitted by this Lease;
(c) Lessor’s Liens;
(d) Liens for Taxes that either are not yet overdue or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine, title thereto or any interest therein or any material risk of criminal liability or material civil penalty against Lessor or Owner Participant;
(e) materialmen’s, mechanics’, workers’, landlord’s, repairmen’s, employees’ or other like Liens arising in the ordinary course of business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that either are not yet overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine, title thereto or any interest therein or any material risk of criminal liability or material civil penalty against Lessor or Owner Participant;
(f) Liens (other than Liens for Taxes) arising out of any judgment or award (i) for 60 days after the entry of such judgment or award, provided that during such 60-day period there is no material risk of the sale, forfeiture or loss of the Airframe or any Engine, title thereto or any interest therein or any material risk of criminal liability or material civil penalty against Lessor or Owner Participant, or (ii) during an appeal or other proceeding for review regarding such judgment or award with respect to which there shall have been secured a stay of execution pending such appeal or review;
(g) salvage or similar rights of insurers under insurance policies maintained pursuant to Section 11;
(h) the respective rights of the financing parties under any financing arrangements entered into by Lessor or Owner Participant with respect to the Aircraft at any time, including, without limitation arrangements permitted by Section 8.3 of the Participation Agreement;
(i) Liens approved in writing by Lessor; and
5

(j) any other Lien with respect to which Lessee shall have provided cash collateral or other security adequate in the reasonable opinion of Lessor.
Liens described in clauses (a) through (j) above are referred to as “Permitted Liens”. Lessee will promptly take (or cause to be taken) such action as may be necessary duly to discharge (by bonding or otherwise) any Lien not excepted above if the same shall arise at any time.
Section 7. Registration, Maintenance and Operation; Possession; Insignia.
(a) Registration, Maintenance and Operation. Lessee, at its expense, shall:
(i) subject to the further provisions of this Section 7, cause the Aircraft to remain duly registered at the FAA in the name of Lessor, as owner, except:
(A) as otherwise required by the Transportation Code, or
(B) to the extent that such registration cannot be maintained (x) because of the failure of Lessor or Owner Participant to comply with the citizenship or other eligibility requirements for registration of aircraft under the Transportation Code or with Section 6.3.1 or 6.4.4 of the Participation Agreement or (y) because of the failure by Lessor or Owner Participant to execute and deliver, upon request of Lessee, any documents required for the renewal of such registration;
provided that Lessor and Owner Participant shall execute and deliver all such documents as may be required by the FAA from time to time for the purpose of effecting and continuing such registration, and shall not register the Aircraft or permit the Aircraft to be registered under any laws other than the United States at any time except as provided in the following proviso; and provided, further, that Lessee may at any time, with the prior written consent of Owner Participant (such consent not to be unreasonably withheld), subject to satisfaction of the Re-registration Conditions or waiver of any thereof by Owner Participant, cause the Aircraft or permit the Aircraft to be registered under the applicable statutes of any country in which a Permitted Sublessee could be based, in the name of Lessor or, if required by applicable Law, in the name of any other Person, and Lessor and Owner Participant shall cooperate with Lessee’s reasonable requests in effecting and continuing such foreign registration, and Lessee shall maintain such registration unless and until the Aircraft is re-registered in accordance with this Section 7;
(ii) cause the Aircraft to be maintained, serviced, repaired, reconditioned, overhauled, stored and tested in accordance with Lessee’s maintenance program for aircraft of the same make and model, which shall be an FAA Part 121 approved program (the “Maintenance Program”) (or, if the Aircraft is then registered in accordance with the terms of the Operative Documents in another country or shall be subleased to a Permitted Sublessee, in each case in accordance with the terms of this Lease, an Approved Program) and, except during any Sublease Period, in the same manner and with the same care used by Lessee with respect to comparable
6

[A319/320/321]1 aircraft and engines owned or operated by Lessee and utilized in similar circumstances (and, during any Sublease Period, by a maintenance performer appropriately approved by the FAA or EASA of recognized standing, experience and facilities to perform the relevant work on aircraft of the same make and model as the Aircraft and in the same manner and with the same care used by the Permitted Sublessee with respect to comparable [A319/320/321]2 aircraft and engines owned or operated by the Permitted Sublessee and utilized in similar circumstances) so as to keep the Aircraft in the same operating condition as when delivered to Lessee hereunder (ordinary wear and tear excepted);
(iii) cause the Aircraft to be kept in such condition as may be necessary to enable an airworthiness certification of the Aircraft to be maintained in good standing at all times (other than during temporary periods of storage of not more than 90 calendar days in accordance with applicable regulations or during periods of grounding by applicable governmental authorities, except where such periods of grounding are the result of the failure by Lessee to maintain the Aircraft as otherwise required herein) under the Transportation Code or the applicable laws of any other jurisdiction in which the Aircraft may then be registered;
(iv) cause all records, logs and other documentation with respect to the Aircraft to be maintained as required by the FAA or the applicable central authority of the jurisdiction where the Aircraft is registered to be maintained in respect of the Aircraft (all such records, logs and other documentation to be maintained in the English language);
(v) maintain and update a [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] cross-reference table indicating for each of the Maintenance Program tasks the corresponding MPD reference task (if any); and
(vi) cause to be furnished to Lessor (A) such information that is readily available without undue expense as may be reasonably requested by Lessor to enable Lessor to file any reports, filings or statements required to be filed by Lessor with the FAA (or the aeronautical authority of the country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States) because of Lessor’s interest in the Aircraft, and (B) such other information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request.
Lessee agrees that it will comply with all mandatory airworthiness directives issued by the FAA (or the appropriate authorities in the jurisdiction where the Aircraft is registered) (each, an “AD” and collectively, “ADs”) in respect of the Aircraft which require compliance no later
1     Specific aircraft type to be specified in each Lease.
2     Specific aircraft type to be specified in each Lease.
7

than the last day of the Term, as and to the extent required by such ADs and the Maintenance Program prior to such date. Lessee shall not be required to comply with any manufacturer service bulletins, except as and to the extent required by the Maintenance Program prior to the last day of the Term.
The Aircraft will not be maintained, used or operated in violation of any law, rule, regulation or order of any government or governmental authority having jurisdiction in any country in which the Aircraft is flown, or in violation of any AD, license or registration relating to the Aircraft issued by any such authority; provided that Lessee may in good faith contest the validity or application of any such law, rule, regulation, order, airworthiness certificate, license or registration or any AD referred to in the immediately preceding paragraph in any reasonable manner which does not materially adversely affect Lessor or Owner Participant or their respective interests in the Aircraft or any Operative Document, or involve any material risk of criminal liability or material civil penalty against Lessor or Owner Participant; and provided, further, that Lessee shall not be in default under this sentence if it is not possible for Lessee to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered) in which event Lessee shall use its reasonable best efforts to cause the Aircraft to be removed, as soon as practicable, from the jurisdiction other than the United States (or other than the jurisdiction in which the Aircraft is then registered) creating the conflict or take such other reasonable action (including, if necessary, changing the registration of the Aircraft unless the Aircraft is then registered in the United States), as soon as practicable, as may be necessary to avoid the conflict.
Lessee may operate or allow the Aircraft to be operated anywhere in the world, except that Lessee agrees not to operate or locate the Aircraft, or suffer the Aircraft to be operated or located:
(A) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition for use by the U.S. government where Lessee obtains indemnity in lieu of such insurance from the U.S. government against the risks and in the amounts required by Section 11 covering such area, or
(B) in any war zone or recognized or, in Lessee’s reasonable judgment, threatened area of hostilities unless covered by war risk insurance or unless the Aircraft is operated or used under contract with the U.S. government under which contract the U.S. government assumes liability for loss of, damage to, or loss of use of, the Aircraft and for injury to persons or damage to property of others.
(b) Possession. Lessee will not, without the prior written consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided that Lessee or a Person permitted to be in possession of the Aircraft, the Airframe or any Engine may, without the prior consent of Lessor:
8

(i) [Intentionally Left Blank.]
(ii) deliver possession of the Airframe or any Engine to any Person for testing, service, repair, reconditioning, restoration, storage, maintenance, overhaul work or other similar purposes or for alterations, modifications or additions to the Airframe or such Engine to the extent required or permitted by the terms of this Lease;
(iii) transfer possession of the Airframe or any Engine to the U.S. government pursuant to a sublease, contract or other instrument, a copy of which shall be furnished to Lessor; provided that the term of such sublease (including, without limitation, any option of the sublessee to renew or extend) or the term of possession under such contract or other instrument shall not continue beyond the end of the Basic Term or any Renewal Term then in effect or any Renewal Term that Lessee has irrevocably notified Lessor that it will exercise;
(iv) subject the Airframe or any Engine to the CRAF Program or transfer possession of the Airframe or any Engine at any time to the U.S. government or any instrumentality or agency thereof in accordance with applicable laws, rulings, regulations or orders (including, without limitation, the CRAF Program); provided that Lessee (A) shall promptly notify Lessor upon transferring possession of the Airframe or any Engine pursuant to this clause (iv) and (B) in the case of a transfer of possession pursuant to the CRAF Program, within 60 days thereof, shall notify Lessor of the name, address and phone number of the responsible Contracting Office Representative for the Air Mobility Command of the U.S. Air Force or other appropriate Person to whom notices must be given with respect to such Airframe or Engine;
(v) install an Engine on an airframe owned by Lessee free and clear of all Liens except Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety);
(vi) install an Engine on an airframe leased, purchased or owned by Lessee subject to a lease, conditional sale or other security agreement; provided that (A) such airframe is free and clear of all Liens except (1) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and (2) Liens of the type permitted by clause (v) above and (B) either (1) there shall have been obtained from the lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease or conditional sale or other security agreement covering such airframe), in form and substance satisfactory to Lessor (it being understood that an agreement from such lessor, conditional vendor or secured party substantially in the form of Section 4(f) shall be deemed to be satisfactory to Lessor) whereby such lessor, conditional vendor or secured party expressly agrees that it will not acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or title thereto is held by Lessor or (2) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement at any time while such Engine is subject to this Lease or title thereto is held by Lessor, notwithstanding the installation thereof on such airframe;
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(vii) install an Engine on an airframe owned by Lessee, leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (v) nor clause (vi) is applicable; provided that, if such installation shall divest Lessor’s title to such Engine, such installation shall be deemed an Event of Loss with respect to such Engine and Lessee shall comply with Section 8(d) in respect thereof, it being understood that Lessor does not intend hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by Lessee with such Section 8(d); and
(viii) sublease any Engine or the Airframe and Engines or engines then installed on the Airframe; provided that (A) such sublease will be to a Permitted Sublessee; (B) the sublessee is not then subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar proceeding and shall not have substantially all of its property in the possession of any liquidator, trustee, receiver or similar person; (C) the term of such sublease (including, without limitation, any option of the sublessee to renew or extend) shall not continue beyond the end of the Basic Term or any Renewal Term then in effect or any Renewal Term that Lessee has irrevocably notified Lessor that it will exercise; (D) such sublease shall require the sublessee to maintain such Engine or such Airframe and Engines, as the case may be (or cause such Engine or such Airframe and Engines, as the case may be, to be maintained) pursuant to an Approved Program and otherwise in compliance with the terms of this Lease; and (E) Lessor and Owner Participant shall have received assurances reasonably satisfactory to the Owner Participant to the effect that the insurance provisions of the Lease shall have been complied with after giving effect to such sublease;
provided that the rights of any transferee who receives possession by reason of a transfer permitted by this subsection (b) (other than the transfer of an Engine which is deemed an Event of Loss) shall be, during the period of such possession, subject and subordinate to, and any sublease permitted by this subsection (b) shall be made expressly subject and subordinate to, all the terms of this Lease, including, without limitation, Lessor’s rights to repossession pursuant to Section 15 and to avoid and terminate such sublease upon the occurrence of an Event of Default, and Lessee shall in all events remain primarily liable hereunder for the performance and observance of all the terms and conditions of this Lease (including, without limitation, the terms and conditions set forth in Section 7(a)(ii) and Section 11) to the same extent as if such sublease or transfer had not occurred, and that any such sublease shall provide that (except with respect to a sublease to a Permitted Sublessee described in clause (i) of the definition thereof) the sublessee may not further sub-sublease the Aircraft. No sublease or other relinquishment of possession of the Airframe or any Engine shall in any way discharge or diminish any of Lessee’s obligations to Lessor hereunder. Lessee shall, prior to entering into a sublease of the Airframe or Engines, notify Lessor of the identity of the sublessee and the term of such sublease, and provide Lessor with a copy of such sublease; provided that the identity of the sublessee and the existence and terms of such sublease shall be Confidential Information and shall be held by Lessor in accordance with the provisions of Section 23. Any sublease having a term (including available renewal terms) in excess of 12 months shall be assigned to Lessor as additional security for the
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obligations of Lessee hereunder (such assignment to be on such terms and subject to such conditions (including the making of registrations with the International Registry and filings and notifications with the FAA or other applicable governmental authority) as shall be reasonably satisfactory to Lessor and Lessee).
Lessor acknowledges that any “wet lease” or other similar arrangement under which Lessee maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this subsection (b). No “wet lease” will extend beyond the Basic Term or any Renewal Term then in effect or any Renewal Term that Lessee has irrevocably notified Lessor that it will exercise.
(c) Insignia. No later than 30 days following the Delivery Date, Lessee shall affix and shall thereafter during the Term maintain in the cockpit of the Airframe adjacent to the airworthiness certificate therein and (if not prevented by applicable law or regulations or by any governmental authority) on each Engine a metal nameplate bearing the legible inscription “TITLE TO THIS AIRCRAFT/ENGINE IS HELD BY WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS OWNER TRUSTEE, AS LESSOR, WHICH HAS LEASED THIS AIRCRAFT/ENGINE TO AMERICAN AIRLINES, INC.”, such nameplate to be replaced, if need be, with a nameplate reflecting the name of any successor Owner Trustee. Except as provided above, Lessee will not allow the name of any Person to be placed on the Airframe or on any Engine as a designation that constitutes a claim of ownership; provided that nothing herein contained shall prohibit Lessee from placing its customary colors and insignia (and those of any code-sharing partner or the oneworld global alliance or any member thereof) on such Airframe or Engine or displaying information concerning the registration of the Aircraft.
Section 8. Replacement and Pooling of Parts; Alterations, Modifications and Additions; Substitution of Engines.
(a) Replacement of Parts. Lessee, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in subsection (c) or if the Airframe or any Engine to which a Part relates has suffered an Event of Loss. In addition, Lessee may, at its own cost and expense, remove or cause to be removed in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee, except as otherwise provided in subsection (c), will, at its own cost and expense, replace or cause to be replaced such Parts as promptly as practicable. All replacement parts shall be free and clear of all Liens (except for Permitted Liens) and shall as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and state of repair required by the terms hereof. Title to all Parts at any time removed from the Airframe or any Engine shall remain vested in Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements for replacement parts specified above. Immediately upon any
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replacement part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee, free and clear of all right, title and interest of Lessor and of Lessor’s Liens and Liens of the type described in Section 6(h), and shall no longer be deemed a Part hereunder, (ii) title to such replacement part shall thereupon vest in Lessor free and clear of all Liens (except Permitted Liens) and (iii) such replacement part shall become subject to this Lease and be deemed part of the Airframe or such Engine, and a Part, for all purposes to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.
(b) Pooling of Parts. Any Part removed from the Airframe or an Engine as provided in subsection (a) may be subjected by Lessee or a Person permitted hereunder to be in possession of the Aircraft to a pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee’s or such other Person’s business; provided that a part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with subsection (a) as promptly as practicable after the removal of such removed Part, but in any case before the last day of the Term. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or an Engine in accordance with subsection (a) may be owned by a third party subject to such a pooling arrangement; provided that Lessee, at its expense, as promptly thereafter as practicable, either (i) causes title to such replacement Part to vest in Lessor in accordance with subsection (a) by Lessee (or any such Person) acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (other than Permitted Liens) or (ii) replaces or causes to be replaced such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by Lessee (or any such Person) free and clear of all Liens (other than Permitted Liens) and otherwise satisfying the requirements of subsection (a) above, and by causing title to such further replacement Part to vest in Lessor in accordance with subsection (a).
(c) Alterations, Modifications and Additions. Lessee will make or cause to be made such alterations and modifications in and additions to the Airframe, the Engines and the Parts as may be required from time to time to meet the applicable standards of the FAA or other applicable regulatory agency or body of the foreign jurisdiction in which the Aircraft is then registered as permitted by Section 7(a); provided that Lessee may in good faith contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect Lessor, Owner Participant or their respective interests in the Aircraft or involve any material risk of criminal liability or material civil penalty against Lessor or Owner Participant. In addition, Lessee, at its own expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe, any Engine or any Part as Lessee may deem desirable in the proper conduct of its business, including without limitation, removal of Parts that Lessee deems to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine (such Parts, “Obsolete Parts”); provided that no such alteration, modification, addition or removal shall materially diminish the value (except as described in the last proviso of this sentence) or utility of the Airframe or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification, addition or removal assuming the Airframe or such Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease; provided that the value (but not the utility, condition or airworthiness) of the Aircraft may be reduced by the value of the Obsolete Parts which shall have been
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removed, if the aggregate value of all such Obsolete Parts removed from the Aircraft and not replaced in accordance with the terms of this Section 8 shall not exceed the amount specified in Schedule A to the Participation Agreement. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine or Part as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Lessor shall not be required under any circumstances to pay or compensate Lessee for any such alteration, modification or addition. Notwithstanding the foregoing, Lessee may, at any time during the Term, remove any Part; provided that (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached (or which should have been incorporated or installed in or attached) to the Airframe or such Engine at the time of delivery thereof to Lessee on the Delivery Date or any Part in replacement of, or substitution for, any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the first sentence of this subsection (c) and (iii) such Part can be removed from the Airframe or such Engine without materially diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease which the Airframe or such Engine would have had at such time had such Part never been installed on the Airframe or such Engine. Upon the removal by Lessee of any Part as provided in the immediately preceding sentence or the removal of any Obsolete Part permitted by this subsection (c), title thereto shall, without further act, vest in Lessee, free and clear of all right, title and interest of Lessor and of Lessor’s Liens, and such Part shall no longer be deemed part of the Airframe or the Engine from which it was removed. Title to any Part not removed by Lessee as provided in such second preceding sentence prior to the return of the Airframe or such Engine to Lessor hereunder shall remain vested in Lessor.
(d) Substitution of Engines.
(i) Lessee shall have the right at its option at any time, so long as no Event of Default shall have occurred and be continuing, on at least 30 days’ prior notice to Lessor, to terminate this Lease with respect to any Engine by substituting a Replacement Engine for such Engine (it being understood that the Return Conditions shall apply, in lieu of this Section 8(d), to any substitutions that occur pursuant to Section I of Annex B). In addition, if an Event of Loss shall have occurred or shall have been deemed to have occurred pursuant to Section 7(b) or Section 10(d) with respect to an Engine (other than an Event of Loss that also includes the Airframe, in which event Section 10(a) shall apply), Lessee shall within 60 days of the occurrence of such Event of Loss and on at least five days’ prior notice to Lessor substitute a Replacement Engine for such Engine (any such Engine suffering such Event of Loss or being substituted pursuant to the first sentence of this paragraph, a “Replaced Engine”). Any such Replacement Engine will have value and utility at least equal to (but in any event without regard to the number of hours or cycles) the Replaced Engine (assuming that such Replaced Engine was of the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss); provided that, if any Replacement Engine is being substituted for a Replaced Engine pursuant to the first sentence of this paragraph, any such Replacement Engine will have value and utility at least equal to (taking into account the number of hours or cycles since new or overhaul, whichever is more recent) the Replaced Engine (assuming that such Replaced Engine was of the condition and repair required by the terms hereof immediately prior to such substitution). No Event of Loss with respect to an Engine shall result in any reduction in Basic Rent.
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(ii) Prior to or at the time of any such substitution, Lessee shall:
(A) furnish Lessor with a warranty (as to title) bill of sale (which warranty shall except Permitted Liens) with respect to such Replacement Engine, which in the case of any such conveyance to which the Cape Town Treaty is applicable shall be in such form as will qualify as a “contract of sale” pursuant to Article V of the Aircraft Protocol;
(B) if the seller of such Replacement Engine is “situated in” a country that has ratified the Cape Town Treaty, cause the sale of such Replacement Engine to Lessor to be registered on the International Registry as a Sale (or, if the seller of such Replacement Engine is not situated in a country that has ratified the Cape Town Treaty, use reasonable efforts to cause the seller to register the sale of such Replacement Engine on the International Registry);
(C) cause a Lease Supplement substantially in the form of Exhibit A, subjecting such Replacement Engine to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution (and Lessor shall promptly execute such Lease Supplement) and, upon such execution, to be filed for recordation pursuant to the Transportation Code or, if necessary, pursuant to the applicable laws of such jurisdiction other than the United States in which the Aircraft is registered, as the case may be;
(D) cause the International Interest created pursuant to the Lease Supplement in favor of Lessor with respect to such Replacement Engine to be registered on the International Registry as an International Interest;
(E) furnish Lessor with such evidence of compliance with the insurance provisions of Section 11 with respect to such Replacement Engine as Lessor may reasonably request; and
(F) (x) if such Replacement Engine is being substituted for a Replaced Engine pursuant to the first sentence of Section 8(d)(i), furnish Lessor with a certificate of an aircraft engineer or appraiser (who may be an employee of Lessee) certifying that such Replacement Engine has a value and utility (taking into account the number of hours or cycles since new or overhaul, whichever is more recent) at least equal to, and is in as good operating condition as, the Engine so replaced assuming such Engine was in the condition and repair required by the terms hereof; and (y) if such Replacement Engine is being substituted for a Replaced Engine pursuant to the second sentence of Section 8(d)(i), furnish Lessor with a certificate of an aircraft engineer or appraiser (who may be an employee of Lessee) certifying that such Replacement Engine has a value and utility (but in any event without regard to the number of hours or cycles) at least equal to, and is in as good operating condition as, the Engine so replaced assuming such Engine was in the condition and repair required by the terms hereof.
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Promptly following the recordation of the Lease Supplement covering such Replacement Engine pursuant to the Transportation Code (or pursuant to the applicable laws of the jurisdiction in which the Aircraft is registered) described in clause (C) and the registrations on the International Registry described in clauses (B) and (D), Lessee will cause to be delivered to Lessor an opinion of Aviation Counsel as to such recordation and registration.
(iii) Upon full compliance by Lessee with the terms of subsection (ii), Lessor will transfer to Lessee or its designee the Replaced Engine in accordance with Section 4(g). For all purposes hereof, each Replacement Engine shall, after delivery of the warranty (as to title) bill of sale with respect to such Replacement Engine to Lessor, be deemed part of the property leased hereunder, and be deemed an “Engine” as defined herein, and such Replaced Engine shall cease to be an Engine leased hereunder.
(e) Excluded Equipment. Lessee may install in, and remove from, the Aircraft any Excluded Equipment, and in any such case, Lessor will not acquire or claim any right, title or interest in any such Excluded Equipment as a result of its installation on the Aircraft; provided that in connection with any removal of Excluded Equipment, Lessee shall repair any damage to the Aircraft caused by such removal and shall restore the applicable areas from which such Excluded Equipment was removed to a serviceable condition appropriate for commercial passenger service by Lessee.
Section 9. [Intentionally Left Blank].
Section 10. Loss, Destruction, Requisition, etc.
(a) Event of Loss with Respect to the Airframe. Upon the occurrence during the Term of an Event of Loss with respect to the Airframe, Lessee shall within 15 days after such occurrence give Lessor notice of such Event of Loss, and Lessee shall, on the Loss Payment Date, pay, or cause to be paid, (A) to Lessor, the Stipulated Loss Value for the Aircraft and (B) to the Persons entitled thereto, all Supplemental Rent other than Stipulated Loss Value due and owing on such Loss Payment Date; provided that (x) if the Loss Payment Date is a Lease Period Date, Lessee shall have no obligation to pay the installment of Basic Rent that would otherwise be due and payable on such Lease Period Date and (y) if the Loss Payment Date is not a Lease Period Date, Lessee shall be entitled to credit against its obligation to pay Stipulated Loss Value the portion of the installment of Basic Rent allocable to the period from (and including) such Loss Payment Date to (but not including) the next succeeding Lease Period Date, or if no Lease Period Date succeeds such Loss Payment Date, the last day of the Term.
The “Loss Payment Date” with respect to an Event of Loss means the 90th day following the date of the occurrence of such Event of Loss.
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In the event of payment in full of the Stipulated Loss Value for the Aircraft and all amounts payable pursuant to this Section 10(a):
(i) the obligation of Lessee to pay Basic Rent hereunder on any Lease Period Date occurring on or subsequent to the Loss Payment Date shall terminate;
(ii) the obligation of Lessee to pay Supplemental Rent (other than payments of Supplemental Rent for indemnities surviving pursuant to Section 7.3.1 of the Participation Agreement or to be made by Lessee in respect of liabilities and obligations of Lessee which have accrued but not been paid or which are in dispute as of the date of such payment) shall terminate;
(iii) the Term shall end; and
(iv) Lessor shall transfer the Aircraft to Lessee or its designee in accordance with Section 4(g).
(b) Payments with Respect to Events of Loss. Any payments (other than insurance proceeds, the application of which is provided for in Section 11) received at any time by Lessor or by Lessee from any governmental authority or other Person with respect to an Event of Loss to the Airframe or any Engine will be applied as follows:
(i) if such payments are received with respect to the Airframe (or the Airframe and the Engines or engines installed on the Airframe), (A) such payments shall, after reimbursement of Lessor for costs and expenses, be applied in reduction of Lessee’s obligation to pay the Stipulated Loss Value and other amounts required to be paid by Lessee pursuant to subsection (a), if not already paid by Lessee or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of Stipulated Loss Value and such other amounts, and (B) the balance, if any, of such payment remaining thereafter will be apportioned between Lessee (or its designee) and Lessor as their interests may appear; and
(ii) if such payments are received with respect to an Event of Loss with respect to an Engine under circumstances contemplated by Section 8(d), such payments shall be paid over to, or retained by, Lessee or its designee; provided that, in the case of an Engine with respect to which an Event of Loss shall have occurred or shall have been deemed to have occurred pursuant to Section 7(b) or Section 10(d), Lessee shall have fully performed the terms of Section 8(d) with respect to the Event of Loss for which such payments are made.
(c) Requisition for Use of the Airframe Not Constituting an Event of Loss. In the event of the requisition for use by the U.S. government (including for this purpose any agency or instrumentality thereof), including, without limitation, pursuant to the CRAF Program, of the Airframe and the Engines or engines installed thereon during the Term not constituting an Event of Loss, Lessee shall promptly notify Lessor of such requisition, and all of Lessee’s obligations under this Lease with respect to the Aircraft shall (to the extent feasible with respect to obligations other than payment obligations) continue to the same extent as if such requisition had not occurred.
All payments received by Lessor or Lessee from the U.S. government for the use of the Airframe and such Engines or engines during the Term shall be paid over to, or retained by,
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Lessee or its designee; and all payments received by Lessor or Lessee from the U.S. government for the use of the Airframe and such Engines or engines after the Term shall be paid over to, or retained by, Lessor; provided that if such requisition constitutes an Event of Loss, then all such payments shall be applied as provided in Section 10(b).
(d) Requisition for Use by a Government of an Engine. In the event of the requisition for use by the U.S. government (including for this purpose any agency or instrumentality thereof), for a period in excess of 60 days, of any Engine (but not the Airframe) during the Term not constituting an Event of Loss, Lessee will replace such Engine hereunder by substituting another engine for such Engine in accordance with the terms of Section 8(d) to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor or Lessee from the U.S. government with respect to such requisition shall be paid over to, or retained by, Lessee or its designee.
(e) Application of Payments During Existence of Event of Default. Any amount referred to in subsection (b), subsection (c) or subsection (d) which is payable to Lessee or its designee shall not be paid to Lessee or its designee (or, if it has been previously paid directly to Lessee, shall not be retained by Lessee), if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to Section 22 as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Event of Default such amount shall be paid to Lessee or its designee.
(f) Event of Loss with Respect to Engine. Upon the occurrence during the Term of an Event of Loss with respect to an Engine (other than an Event of Loss that also includes the Airframe, in which event Section 10(a) shall apply), the parties shall comply with the terms of Section 8(d) with respect thereto.
Section 11. Insurance.
(a) Aircraft Liability Insurance.
(i) Except as provided in clause (ii) of this subsection (a) and subject to self-insurance to the extent specified in subsection (c), Lessee will carry, or cause to be carried at no expense to the Specified Persons, aircraft liability insurance (including, but not limited to, bodily injury, personal injury and property damage liability, exclusive of manufacturer’s product liability insurance) and contractual liability insurance with respect to the Aircraft (x) in amounts per occurrence that are not less than the aircraft liability insurance applicable to similar aircraft and engines in Lessee’s fleet on which Lessee carries insurance (provided that such liability insurance (including self-insurance specified in subsection (c)) shall not be less than the amount per occurrence certified in the insurance report delivered to Lessor on the Delivery Date)3; (y) of the type usually
3     Amount to be certified shall be no less than [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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carried by corporations engaged in the same or similar business, similarly situated with Lessee, and operating similar aircraft and engines and covering risks of the kind customarily insured against by Lessee; and (z) that is maintained in effect with insurers of recognized responsibility; provided that Lessee will carry, or cause to be carried, at no expense to the Specified Persons, aircraft liability war risk and allied perils insurance, if and only to the extent the same is maintained by Lessee with respect to other aircraft operated by Lessee on the same routes. Any policies of insurance carried in accordance with this subsection (a) and any policies taken out in substitution or replacement for any of such policies shall (A) name the Specified Persons as additional insureds; (B) subject to the conditions of clause (C) below, provide that, in respect of the interests of the Specified Persons in such policies, the insurance shall not be invalidated by any action or inaction of Lessee and shall insure the respective interests of the Specified Persons as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee; (C) provide that, except to the extent not provided for by the war risk and allied perils insurance provider, if such insurance is canceled for any reason whatsoever, or if any change is made in the policy that reduces the amount of insurance or the coverage certified in the insurance report delivered to the Specified Persons on the Delivery Date or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to any Specified Person for 30 days (seven days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by such Specified Person of written notice from such insurers of such cancellation, change or lapse; (D) provide that the Specified Persons shall not have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance; (E) provide that the insurers shall waive any rights of (1) set-off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Specified Persons to the extent of any moneys due to the Specified Persons and (2) subrogation against the Specified Persons to the extent that Lessee has waived its rights by its agreements to indemnify the Specified Persons pursuant hereto or in the other Operative Documents; (F) be primary without right of contribution from any other insurance that may be carried by any Specified Person; and (G) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. In the case of a sublease or contract with the U.S. government in respect of the Aircraft or any Engine, or in the case of any requisition for use of the Aircraft or any Engine by the U.S. government, a valid agreement by the U.S. government to indemnify Lessee, or an insurance policy issued by the U.S. government, against any risks that Lessee is required hereunder to insure against shall be considered adequate insurance for purposes of this subsection (a) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance. The insurance provisions set forth above for the benefit of the Specified Persons shall only apply to the extent that Lessee has agreed to indemnify such Specified Person pursuant to the Operative Documents or a consent and acknowledgement referred to in Section 8.3.2(b) of the Participation Agreement and then only in such Specified Person’s capacity as Lessor, Trust Company, Owner Participant or Back-Leveraging Indemnified Person, as applicable. To the extent that the war-risk and allied perils insurance provider does not provide for provision of direct notice to Specified Persons of cancellation,
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change or lapse in the insurance required hereunder, Lessee hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Specified Persons immediate notice of each cancellation or lapse of, or material change to, such insurance.
(ii) During any period that the Airframe or an Engine, as the case may be, is on the ground and not in operation, Lessee may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause (i) above, and subject to self-insurance to the extent specified in subsection (c), insurance otherwise conforming with the provisions of said clause (i) except that: (A) the amounts of coverage shall not be required to exceed the amounts of airline liability insurance from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation.
(b) Insurance Against Loss or Damage to Aircraft.
(i) Except as provided in clause (ii) of this subsection (b), and subject to self-insurance to the extent specified in subsection (c), Lessee shall maintain, or cause to be maintained, in effect with insurers of recognized responsibility, at no expense to the Specified Persons, all-risk aircraft hull insurance covering the Aircraft and all-risk coverage with respect to any Engines or Parts while removed from the Aircraft (including, without limitation, war risk and allied perils insurance if and to the extent the same is maintained by Lessee or, in the case of a sublease to a Permitted Sublessee, such Permitted Sublessee, with respect to other aircraft operated by Lessee or such Permitted Sublessee, as the case may be, on the same routes) that is of the type usually carried by corporations engaged in the same or similar business and similarly situated with Lessee; provided that (x) such insurance (including self-insurance specified in subsection (c)) will at all times while the Aircraft is subject to this Lease be for an amount not less than the Stipulated Loss Value for the Aircraft from time to time and (y) such insurance need not cover an Engine while attached to an airframe not owned, leased or operated by Lessee. Any policies carried in accordance with this subsection (b) and any policies taken out in substitution or replacement for any such policies shall (A) provide that any insurance proceeds up to an amount equal to the Stipulated Loss Value, payable for any loss or damage constituting an Event of Loss with respect to the Aircraft, and any insurance proceeds in excess of the Insurance Threshold Amount, up to the amount of the Stipulated Loss Value, for any loss or damage to the Aircraft (or Engines) not constituting an Event of Loss with respect to the Aircraft, shall be paid to the Loss Payee, and that all other amounts shall be payable to Lessee or its designee unless the insurer shall have received notice that an Event of Default exists, in which case all insurance proceeds for any loss or damage to the Aircraft (or Engines) up to the Stipulated Loss Value shall be payable to the Loss Payee; (B) subject to the conditions of clause (C) below, provide that, in respect of the interests of the Specified Persons in such policies, the insurance shall not be invalidated by any action or inaction of Lessee and shall insure
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their respective interests as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee; (C) provide that, except to the extent not provided by the war risk and allied perils insurance provider, if such insurance is canceled for any reason whatsoever, or if any change is made in the policy that reduces the amount of insurance or the coverage certified in the insurance report delivered to the Specified Persons on the Delivery Date or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to any Specified Person for 30 days (seven days, or such other period as is customarily available in the industry, in the case of any war risk or allied perils coverage) after receipt by such Specified Person of written notice from such insurers of such cancellation, change or lapse; (D) provide that the Specified Persons shall not have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance; (E) provide that the insurers shall waive any rights of (1) set-off, counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Specified Persons to the extent of any moneys due to the Specified Persons and (2) subrogation against the Specified Persons to the extent that Lessee has waived its rights by its agreements to indemnify the Specified Persons pursuant hereto or in the other Operative Documents; and (F) be primary without right of contribution from any other insurance that may be carried by any Specified Person. In the case of a sublease or contract with the U.S. government in respect of the Aircraft or any Engine, or in the case of any requisition for use of the Aircraft or any Engine by the U.S. government, a valid agreement by the U.S. government to indemnify Lessee, or an insurance policy issued by the U.S. government, against any risks that Lessee is required hereunder to insure against shall be considered adequate insurance for purposes of this subsection (b) to the extent of the risks (and in the amounts) that are the subject of such indemnification or insurance. The insurance provisions set forth above for the benefit of the Specified Persons shall only apply to the extent that Lessee has agreed to indemnify such Specified Person pursuant to the Operative Documents or a consent and acknowledgement referred to in Section 8.3.2(b) of the Participation Agreement and then only in such Specified Person’s capacity as Lessor, Trust Company, Owner Participant or Back-Leveraging Indemnified Person, as applicable. To the extent that the war-risk and allied perils insurance provider does not provide for provision of direct notice to Specified Persons of cancellation, change or lapse in the insurance required hereunder, Lessee hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Specified Persons immediate notice of each cancellation or lapse of, or material change to, such insurance.
(ii) During any period that the Airframe or Engine is on the ground and not in operation, Lessee may carry or cause to be carried as to such non-operating Airframe or Engine, in lieu of the insurance required by clause (i) above, and subject to self-insurance to the extent specified in subsection (c), insurance otherwise conforming with the provisions of said clause (i) except that the scope of the risks covered and the type of insurance shall be the same as from time to time applicable to airframes or engines owned or leased by Lessee of the same type as such non-operating Airframe or Engine and that are on the ground and not in operation; provided that, subject to self-insurance to the extent permitted by subsection (c), Lessee shall maintain insurance against risk of loss or damage to such non-operating Airframe in an amount at least equal to the Stipulated Loss Value during such period that such Airframe is on the ground and not in operation.
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(c) Self-Insurance. Lessee may from time to time self-insure, by way of deductible, self-insured retention, premium adjustment or franchise or otherwise (including, with respect to insurance maintained pursuant to subsection (a) or (b) above, insuring for a maximum amount that is less than the amounts required by subsection (a) or (b)), the risks required to be insured against pursuant to subsection (a) or (b), but in no case shall such self-insurance with respect to all of the aircraft and engines in Lessee’s fleet (including, without limitation, the Aircraft) exceed for any 12-month policy year 1% of the average aggregate insurable value (for the preceding policy year) of all aircraft (including, without limitation, the Aircraft) on which Lessee carries insurance unless Lessee’s independent aircraft insurance broker certifies that the standard among major U.S. airlines is a higher level of self insurance, in which event Lessee may self insure the Aircraft to such higher level; provided that a deductible per occurrence that, in the case of the Aircraft, is not in excess of the amount customarily allowed as a deductible in the industry or is required to facilitate claims handling shall be permitted in addition to the above-mentioned self-insurance.
(d) Application of Insurance Payments. All losses will be adjusted by Lessee with the insurers. All insurance payments received under policies required to be maintained by Lessee hereunder, exclusive of any payments received in excess of the Stipulated Loss Value for the Aircraft from such policies, as the result of the occurrence of an Event of Loss with respect to the Airframe or an Engine will be applied as follows:
(i) if such payments are received with respect to the Airframe (or the Airframe and the Engines installed on the Airframe), so much of such payments remaining after reimbursement of Lessor for its costs and expenses shall be applied (A) in reduction of Lessee’s obligation to pay the Stipulated Loss Value and other amounts required to be paid by Lessee pursuant to Section 10(a), if not already paid by Lessee, or, if already paid by Lessee, will be applied to reimburse Lessee for its payment of such Stipulated Loss Value and such other amounts, and (B) the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, Lessee or its designee; and
(ii) if such payments are received with respect to an Event of Loss with respect to an Engine under the circumstances contemplated by Section 8(d), such payments shall be paid over to, or retained by, Lessee or its designee; provided that in the case of an Engine with respect to which an Event of Loss shall have occurred or shall have been deemed to have occurred pursuant to Section 7(b) or Section 10(d) Lessee shall have fully performed the terms of Section 8(d) with respect to the Event of Loss for which such payments are made.
In all events, the insurance payment for any loss or damage to the Aircraft in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee or its designee.
The insurance payments for any loss or damage to the Airframe or an Engine not constituting an Event of Loss with respect to the Airframe or such Engine will be applied in
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payment (or to reimburse Lessee) for repairs or for replacement property in accordance with the terms of Section 7 and Section 8, and any balance remaining after compliance with such Sections with respect to such loss or damage shall be paid to Lessee or its designee. Any amount referred to in the preceding sentence or in clause (i) or (ii) of the second preceding paragraph which is payable to Lessee or its designee shall not be paid to Lessee or its designee (or, if it has been previously paid directly to Lessee, shall not be retained by Lessee) if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor pursuant to Section 22, as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Event of Default, such amount shall be paid to Lessee or its designee.
(e) Reports, Etc. On or before the Delivery Date, and annually upon renewal of Lessee’s insurance coverage, Lessee will furnish to each Specified Person a report signed by a firm of independent aircraft insurance brokers appointed by Lessee (which firm may be in the regular employ of Lessee), stating the opinion of such firm that the commercial hull and liability insurance then carried and maintained on the Aircraft complies with the terms hereof; provided that all information contained in such report shall be Confidential Information and shall be treated as such by each of the Specified Persons and their respective officers, directors, agents and employees in accordance with the provisions of Section 23. Lessee will cause such firm to agree to advise each Specified Person in writing of any default in the payment of any premium or of any other act or omission on the part of Lessee of which such firm has knowledge and that might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. Lessee will also cause such firm to advise each Specified Person in writing as promptly as practicable after such firm acquires knowledge that an interruption of any insurance carried and maintained on the Aircraft pursuant to this Section will occur.
(f) Salvage Rights; Other. All salvage rights to the Airframe and each Engine shall remain with Lessee’s insurers at all times. Nothing in this Section shall limit or prohibit each Specified Person or Lessee from obtaining insurance for its own account, and at its sole expense, with respect to the Airframe or any Engine, and any proceeds payable under such insurance shall be payable as provided in the insurance policy relating thereto; provided that no such insurance may be obtained which would limit or otherwise adversely affect the coverage or amounts payable under, or increase the premiums for, any insurance required to be maintained pursuant to this Section or any other insurance maintained by Lessee (or, in the case of a sublease to a Permitted Sublessee, such Permitted Sublessee) with respect to the Aircraft or any other aircraft in the fleet of Lessee (or such Permitted Sublessee).
Section 12. Inspection.
(a) Annual Inspection of Aircraft. At all reasonable times during the Term (but not more than once annually unless an Event of Default has occurred and is continuing, in which case there shall be no restriction on the number of inspections), upon at least 10 days’ prior written notice to Lessee from Lessor, Lessor or its authorized representative (together with any representative of a potential financing party, lessee or transferee, if applicable, referred to in Section 12(b), the “Inspecting Party”) may at its own expense (other than following the occurrence and during the continuance of an Event of Default, in which case the reasonable expenses of one inspection, as designated by the Lessor, shall be at the expense of Lessee) and
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risk (including, without limitation, any risk of personal injury), conduct a non-intrusive, visual walk-around inspection of the Aircraft and any Engine that may include going on board the Aircraft and examining the contents of any open panels, bays or other components of the Aircraft (but shall not include the opening of any unopened panels, bays or other components) and, subject to Section 12(c), may inspect the books and records of Lessee relating to the Aircraft specified in Annex C; provided that (i) the Inspecting Party shall provide, prior to conducting any such inspection, assurances reasonably satisfactory to Lessee that it is fully insured with respect to any risks incurred in connection with any such inspection and, if requested by Lessee, a written release satisfactory to Lessee with respect to such risks; (ii) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and to the requirements of any applicable law; and (iii) all such inspections shall be conducted so as not to interfere with Lessee’s business or the operation or maintenance of the Aircraft, and, in the case of an inspection during a maintenance visit, such inspection shall not in any respect interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit (as determined by Lessee in its sole discretion).
Lessor shall not have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. No inspection pursuant to this Section shall relieve Lessee of any of its obligations under this Lease. Lessee will, upon the request of Lessor at any time, notify Lessor of the time and location of the next scheduled heavy maintenance visit to be conducted by Lessee in respect of the Aircraft during the Term; provided that Lessee shall have the right in its sole discretion to reschedule, or change the location of, any heavy maintenance visit of which it shall have notified Lessor pursuant to this sentence, Lessee hereby agreeing to use reasonable efforts to notify Lessor of any such rescheduling or change.
(b) Marketing Inspection of Aircraft. In addition to the annual inspection described in Section 12(a), but subject to the other conditions and requirements for inspections set forth in Section 12(a), upon at least 10 days’ prior written notice to Lessee and during times reasonably acceptable to Lessee, in connection with a proposed financing, lease or transfer of the Aircraft or of the Lease or Owner Participant’s interest therein (including the Trust Estate), Lessor or Owner Participant or their respective authorized representatives, and up to two representatives of a potential financing party, lessee or transferee, if applicable, may inspect the Airframe and any Engines installed thereon and, unless Owner Participant has requested electronic records pursuant to Section 12(c), the books and records of Lessee relating thereto specified in Annex C (any such inspection, a “Marketing Inspection”); provided that there shall be no more than two Marketing Inspections in any year. The identity of any potential financing party, lessee or transferee shall be held confidential by Lessee in manner consistent with the terms of Section 10.4 of the Participation Agreement.
(c) Electronic Records. In lieu of the annual physical inspection of the books and records referred to in subsection (a) or physical inspection of the books and records referred in subsection (b), during the Term (but not more than three times annually) Lessor may request that Lessee provide to Lessor some or all of the books and records relating to the Aircraft that are available and are indicated in Annex C as being transmissible in electronic form, and Lessee shall provide such documents in electronic form within 30 days of such request to Lessor.
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(d) Confidentiality. All information obtained from Lessee in electronic form or in connection with any inspection shall be Confidential Information and shall be held by Lessor, Owner Participant and any Inspecting Party in accordance with the provisions of Section 23.
(e) Compliance. Notwithstanding anything to the contrary in this Lease, in no event shall Lessee be required to permit Lessor, Owner Participant or any Inspecting Party to inspect any portion of the Aircraft or any Engine that Lessee would be prohibited from showing to such Person pursuant to the Export Administration Regulations or any other applicable law or to disclose to any such Person any information with respect to the Aircraft or any Engine that Lessee would be prohibited from disclosing to such Person pursuant to the Export Administration Regulations or any other applicable law.
Section 13. Assignment. Except as expressly permitted by the Participation Agreement and this Lease, Lessee will not, without the prior written consent of Lessor, such consent not to be unreasonably withheld, Transfer any of its rights or obligations hereunder. Except as expressly permitted by the Participation Agreement, this Lease and Article IX of the Trust Agreement, Lessor will not, without the prior written consent of Lessee, Transfer any of its right, title and interest in and to this Lease or the Aircraft. The terms and provisions of this Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.
Section 14. Events of Default. The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied or waived:
(a) Lessee shall fail to make any payment of Basic Rent (other than the payment of Basic Rent due pursuant to Section U of the Return Conditions) or Stipulated Loss Value within five Business Days after such payment shall be or become due; or
(b) Lessee shall fail to make (i) any payment of Basic Rent due pursuant to Section U of the Return Conditions or (ii) any other payment of Supplemental Rent (including, without limitation, indemnity payments) hereunder (other than those described in subsection (a) above), in either case at the time required to be paid hereunder, and any such failure shall continue unremedied for a period of 10 Business Days after receipt by Lessee of written notice of such failure by Lessor; or
(c) Lessee shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 11; provided that, in the case of insurance with respect to which cancellation, change or lapse for nonpayment of premium shall not be effective as to Lessor or Owner Participant for 30 days (seven days, or such other period as may from time to time be customarily obtainable in the industry, in the case of any war risk or allied perils coverage) after receipt of notice by Lessor or Owner Participant, as the case may be, of such cancellation, change or lapse, no such failure to carry and maintain insurance shall
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constitute an Event of Default until the earlier of (i) the date such failure shall have continued unremedied for a period of 20 days (five days in the case of any war risk or allied perils coverage) after receipt by Lessor or Owner Participant, as the case may be, of the notice of cancellation, change or lapse referred to in Section 11(a)(i)(C) or Section 11(b)(i)(C) or (ii) the date on which such insurance is not in effect as to Lessor or Owner Participant; or
(d) Lessee shall fail to perform or observe any other material covenant, condition or agreement not specified elsewhere in this Section 14 to be performed by it under any Operative Document to which Lessee is a party, and such failure in any such case shall continue unremedied for a period of 30 days after receipt by Lessee of written notice thereof by Lessor; provided that, if such failure is capable of being remedied, no such failure shall constitute an Event of Default hereunder for a period of 120 days (or, if such failure relates to the performance or observance of any such covenant, condition or agreement contained in Section 7(a), 8(a), 8(b) or 8(c), 180 days) after receipt of such notice so long as Lessee is diligently proceeding to remedy such failure; or
(e) any representation or warranty made by Lessee in any Operative Document to which Lessee is a party or in any document or certificate furnished by Lessee to Lessor pursuant to the terms of any thereof shall prove to have been incorrect in any material respect at the time made, and such incorrectness shall continue to be material and shall continue to be unremedied for a period of 30 days after receipt by Lessee of written notice thereof by Lessor; or
(f) Lessee shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property or Lessee shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or
(g) Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as in effect at such time) or any answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee shall, by voluntary petition or answer, consent to or seek relief under the provisions of any bankruptcy or other similar law (as in effect at such time) providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or
(h) an order, judgment, or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Lessee, a receiver, trustee or liquidator of Lessee or of any substantial part of its property, or sequestering any substantial part of the property of Lessee, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or
(i) a petition against Lessee in a proceeding under the federal bankruptcy laws or other insolvency laws (as in effect at such time) shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent
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jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days; or
(j) an “Event of Default” under a Related Lease, if any, shall have occurred and be continuing.
provided that, notwithstanding anything to the contrary contained in this Lease, any failure of Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default if such observance is prevented solely by reason of an event referred to in the definition of Event of Loss so long as Lessee is continuing to comply with the applicable terms of Section 10.
Section 15. Remedies. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (provided that this Lease shall be deemed to have been declared in default without the necessity of such written notice upon the occurrence of any Event of Default described in Section 14(g), (h) or (i)); and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may do one or more of the following, as Lessor shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law; provided that during any period the Aircraft is subject to the CRAF Program in accordance with the provisions of Section 7(b) and in the possession of the U.S. government or an instrumentality or agency thereof, Lessee shall not, on account of any Event of Default, be required to do any of the following in such manner as to limit Lessee’s operational control under this Lease (or any sublessee’s operational control under any sublease permitted by the terms of this Lease) of the Airframe or Engines, unless at least 60 days’ (or such other period as may then be applicable under the Air Mobility Command Program of the U.S. government) prior notice of default hereunder shall have been given by Lessor by registered or certified mail to Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Air Mobility Command of the U.S. Air Force under any contract with Lessee (or any sublessee) relating to the Aircraft:
(a) cause Lessee, upon the written demand of Lessor and at Lessee’s expense, to return promptly, and Lessee shall return promptly, all or such part of the Airframe and any Engines as Lessor may so demand, to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 5 as if the Airframe or such Engines were being returned at the end of the Term; or Lessor, at its option, after Lessee shall have failed to so return the Aircraft after such demand, may enter upon the premises where the Airframe is or any or all Engines are located or reasonably believed to be located and, without breach of peace, take immediate possession of and remove such Airframe or Engines (together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that, in the event that an engine (which is not an Engine) is installed on the Airframe, such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessee with the consent of Lessor (which consent shall not be unreasonably withheld) or at the option of Lessor with the consent of Lessee (which consent shall not be unreasonably withheld), be exchanged with Lessee for an Engine in accordance with the Return Conditions), by summary proceedings or otherwise, all without liability to Lessor for or by reason of such entry or taking possession; or
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(b) sell all or any part of the Airframe and any Engine at public or private sale, whether or not Lessor shall at the time have possession thereof, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of the Airframe or such Engine as Lessor, in its sole discretion, may determine, free and clear of any rights of Lessee; or
(c) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under clause (a) or clause (b) above with respect to all of any part of the Airframe or any Engine, Lessor, by written notice to Lessee, may cause Lessee to pay to Lessor, and Lessee shall pay to Lessor, on a payment date that is at least 15 days from the date of such written notice (such payment date, the “Specified Payment Date”), as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for Lease Period Dates occurring on and after the Specified Payment Date):
(i) any unpaid Basic Rent due on Lease Period Dates prior to the Specified Payment Date, provided that (x) if the Specified Payment Date is a Lease Payment Date, Lessee shall have no obligation to pay the installment of Basic Rent that would otherwise be due and payable on the Lease Period Date that is the Specified Payment Date and (y) if the Specified Payment Date is not a Lease Payment Date, Lessee shall be entitled to credit against its payment obligations in this subsection (c) the portion of the installment of Basic Rent allocable to the period from (and including) such Specified Payment Date to (but not including) the next succeeding Lease Period Date, or if no Lease Period Date succeeds such specified Payment Date, the last day of the Term; plus
(ii) an amount equal to the excess, if any, of the Stipulated Loss Value for the Aircraft computed as of the Reference Stipulated Loss Value Determination Date, over the amount determined as provided in clause (A) or (B) below, as applicable (whether to use the amount determined as provided in clause (A) or in clause (B) shall have been specified in such written notice by Lessor, in its sole discretion):
(A) the sum of (x) the Fair Market Rental Value of the Aircraft for the remainder of the useful life of the Aircraft, after discounting such Fair Market Rental Value to present value as of the Specified Payment Date at an annual rate equal to 4% and (y) the salvage value of the Aircraft at the end of its useful life (as such salvage value is determined by mutual written agreement between Lessor and Lessee or, in the absence of mutual written agreement, pursuant to an Independent Appraisal) after discounting such salvage value to the present value as of the Specified Payment Date at an annual rate equal to 4%, or
(B) the Fair Market Sales Value of the Aircraft determined as of the Specified Payment Date; or
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(d) in the event Lessor, pursuant to clause (b) above, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under clause (c) above with respect to the Aircraft, by written notice to Lessee, may cause Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the fifth day following the date of such sale (such fifth day, the “Sale Date”), as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due on Lease Period Dates occurring on and after the Sale Date):
(i) any unpaid Basic Rent due on Lease Period Dates prior to the Sale Date; provided that (x) if the Sale Date is a Lease Period Date, Lessee shall have no obligation to pay the installment of Basic Rent that would otherwise be due and payable on the Lease Period Date that is the Sale Date and (y) if the Sale Date is not a Lease Period Date, Lessee shall be entitled to credit against its payment obligations in this subsection (d) the portion of the installment of Basic Rent allocable to the period from (and including) such Sale Date to (but not including) the next succeeding Lease Period Date, or if no Lease Period Date succeeds such Sale Date, the last day of the Term; plus
(ii) (A) if such sale is a public or private sale to a purchaser that is not an Affiliate of Owner Participant, the Stipulated Loss Value for the Aircraft, computed as of the Reference Stipulated Loss Value Determination Date, minus the net proceeds of such sale (after deduction of all actual and reasonable out-of-pocket costs of such sale) or (B) if such sale is a public or private sale to an Affiliate of Owner Participant, the Stipulated Loss Value for the Aircraft, computed as of the Reference Stipulated Loss Value Determination Date, minus the Fair Market Sales Value of the Aircraft, determined as of the Sale Date; or
(e) rescind this Lease as to the Aircraft, or exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action, either at law or in equity, to enforce the terms or to recover damages for the breach hereof.
In addition, to the extent permitted by applicable Law, Lessee shall be liable, except as otherwise provided above, and without duplication of amounts payable hereunder, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other actual and reasonable costs and expenses incurred by Lessor or Owner Participant by reason of the occurrence of any Event of Default or the exercise of Lessor’s remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the Return Conditions or in placing such Airframe or Engine in the condition and airworthiness required by the Return Conditions (provided that, for the avoidance of doubt, Lessee shall not be liable for any amounts or obligations with respect to Return Conditions if Lessor exercises any remedy under subsection (c) or (d)). At any sale of the Airframe or an Engine or part thereof pursuant to this Section, Lessor or Owner Participant may bid for and purchase such property. Lessor agrees to give Lessee at least 30 days’ prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which any private sale will be held and of any lease or other disposition of the Aircraft, which notice Lessee hereby agrees to the extent permitted by applicable law is reasonable notice. Except as otherwise expressly provided above, to the extent permitted by applicable law, no remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or
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otherwise available to Lessor at law or in equity; and, to the extent permitted by applicable law, the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. To the extent permitted by applicable law, no express or implied waiver by Lessor of any Event of Default shall in any way be, or construed to be, a waiver of any future or subsequent Event of Default.
Notwithstanding anything to the contrary set forth herein or in any other Operative Document, but subject to the next sentence (i) as permitted by Article 15 of the Cape Town Convention, the provisions of Chapter III of the Cape Town Convention are hereby excluded and made inapplicable to this Lease and the other Operative Documents, except for those provisions of such Chapter III that cannot be derogated from and (ii) as permitted by Article IV(3) of the Aircraft Protocol, the provisions of Chapter II of the Aircraft Protocol are hereby excluded and made inapplicable to this Lease and the other Operative Documents, except for (x) Article XVI of the Aircraft Protocol and (y) those provisions of such Chapter II that cannot be derogated from. The parties agree that the exercise of remedies hereunder and the other Operative Documents is subject to other applicable law, including without limitation, the UCC (as in effect in the State of New York) and the Bankruptcy Code, and that nothing herein derogates from the rights of Lessor or Lessee under or pursuant to such other applicable law.
Section 16. Further Assurances. Forthwith upon the execution and delivery of each Lease Supplement from time to time required by the terms hereof, Lessee will cause such Lease Supplement (and, in the case of Lease Supplement No. 1, this Lease) to be duly filed and recorded in accordance with the Transportation Code or the applicable Laws of such jurisdiction other than the United States in which the Aircraft is registered, as the case may be. In addition, each of Lessor and Lessee will promptly and duly execute and deliver to the other such further documents and assurances and take such further action as may from time to time be reasonably requested in order more effectively to carry out the intent and purpose of this Lease including, without limitation, if requested by Lessee or Lessor, the execution and delivery of supplements or amendments hereto, each in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts thereof; provided that this sentence is not intended to impose upon Lessee any additional liabilities not otherwise contemplated by this Lease.
Section 17. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted under the terms and provisions of this Lease shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, postage prepaid, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) and addressed as follows:
29

(a) if to Lessee:
American Airlines, Inc.
4333 Amon Carter Boulevard, MD 5662
Fort Worth, Texas 76155
Attention: Treasurer
Facsimile: 817.967.4318
Telephone: 817.963.1234
(b) if to Lessor:
Wells Fargo Bank Northwest, National Association
MAC: U1228-120
299 South Main Street, 12th Floor
Salt Lake City, UT 84111
Attention: Corporate Trust Services
Facsimile: 801.246.5053
Telephone: 801.246.2755
(c) if to Owner Participant:
[Name of Owner Participant]
[Address of Owner Participant]
Attention:
Facsimile: Telephone:
Any party, by notice to the other parties hereto, may designate different addresses for subsequent notices or communications. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in this Section 17.
Section 18. No Set-Off, Counterclaim, etc. This Lease is a net lease and to the full extent permitted by applicable law, Lessee’s obligation to pay all Basic Rent and Stipulated Loss Value shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:
(a) any set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, Owner Participant or any other Person for any reason whatsoever;
(b) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft;
(c) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee or any Permitted Sublessee or any other Person; or
(d) any other circumstances, happening or event whatsoever, whether or not unforeseen or similar to any of the foregoing.
30

Lessee hereby waives, to the full extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Nothing contained in this Section shall be construed to waive any claim which Lessee may have hereunder (including, without limitation, claims that Basic Rent, Stipulated Loss Value or any other payments demanded from or paid by Lessee are or were erroneous) or otherwise or to limit the right of Lessee to make any claim it may have against Lessor, Owner Participant or any other Person or to pursue any such claim in such manner as Lessee shall deem appropriate.
Section 19. Section 1110. It is the intention of the parties hereto that this Lease, to the fullest extent available under applicable law, entitles Lessor to the benefits of Section 1110 with respect to the Aircraft. In furtherance of the foregoing, Lessor and Lessee hereby confirm that this Lease is to be treated as a lease for U.S. federal income tax purposes. Nothing contained in this paragraph shall be construed to limit Lessee’s use and operation of the Aircraft under this Lease or constitute a representation or warranty by Lessee as to tax consequences.
Section 20. Monies Received by Lessor. Except as otherwise provided herein, any monies received by Lessor in excess of the amounts to which Lessor is entitled pursuant to the terms hereof shall immediately be paid over by Lessor to Lessee.
Section 21. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Section 22. Investment of Security Funds. Any moneys which are (a) held by Lessor pursuant to the terms hereof, (b) required to be paid to or retained by Lessor and not required to be paid to Lessee pursuant to Section 10(e) or Section 11(d) solely because an Event of Default shall have occurred, or (c) required to be paid to Lessee pursuant to Section 10(b) or Section 11(d) after completion of a replacement to be made pursuant to Section 8(d) shall, until paid to Lessee as provided in Section 10 or Section 11, be invested in Permitted Investments by Lessor from time to time as directed in writing by Lessee. There shall, so long as no Event of Default shall have occurred and be continuing, be promptly remitted to Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment), and Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).
Section 23. Confidential Information. All Confidential Information shall be held confidential by Lessor in accordance with Section 10.4 of the Participation Agreement.
Section 24. Lessor Right to Perform for Lessee. If Lessee fails to make any payment of Rent required to be made by it hereunder, Lessor may, on behalf of Lessee and upon prior notice to Lessee, itself make such payment. The amount of any such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment shall be deemed Supplemental Rent immediately due and payable as of and when such payment is made by Lessor.
31

Section 25. Lessee’s Performance and Rights. Any obligation imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by a permitted assignee, sublessee or transferee under an assignment, sublease or transfer agreement then in effect shall constitute performance by Lessee and to the extent of such performance in accordance with the terms of the applicable assignment, sublease or transfer agreement, discharge such obligation by Lessee. Except as otherwise expressly provided in this Lease, any right granted to Lessee in this Lease shall grant Lessee the right to exercise such right or permit such right to be exercised by such assignee, sublessee or transferee with the same force and effect as if such assignee, sublessee or transferee were named as “Lessee” herein. The inclusion of specific references to obligations or rights of any such assignee, sublessee or transferee in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, sublessee or transferee has not been made in this Lease.
Section 26. Concerning Lessor. Wells Fargo Bank Northwest, National Association is entering into the Operative Documents solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity (except as expressly provided in the Operative Documents) and in no case shall Wells Fargo Bank Northwest, National Association (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor under the Operative Documents; provided, however, that Wells Fargo Bank Northwest, National Association (or any such successor Owner Trustee) shall be personally liable under the Operative Documents for its own gross negligence, its own simple negligence in the handling of funds actually received by it in accordance with the terms of the Operative Documents, its willful misconduct and its breach of its covenants, representations and warranties in the Operative Documents, to the extent covenanted or made in its individual capacity or as otherwise expressly provided in the Operative Documents; provided, further, that nothing contained in this Section 26 shall be construed to limit the exercise and enforcement in accordance with the terms of the Operative Documents of rights and remedies against the Trust Estate.
Section 27. Successor Owner Trustee. Lessee agrees that, in the case of the appointment of any successor Owner Trustee pursuant to the terms of the Trust Agreement and Section 6.2.2 of the Participation Agreement, such successor Owner Trustee shall, upon written notice to Lessee by such successor Owner Trustee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor of the Aircraft for all purposes without in any way altering the terms of this Lease or Lessee’s obligations hereunder. One such appointment and designation of a successor Owner Trustee shall not exhaust the right to appoint and designate further successor Owner Trustees pursuant to the Trust Agreement and Section 6.2.2 of the Participation Agreement, but such right may be exercised repeatedly as long as this Lease shall be in effect.
32

Section 28. Miscellaneous.
(a) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(b) No term or provision of this Lease may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which the enforcement of the amendment, modification or supplement is sought.
(c) This Lease and the other Operative Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the Operative Documents, supersede any and all representations, warranties and agreements (other than any Operative Document) prior to the date of this Lease, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby.
(d) This Lease may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Lease, including a signature page executed by each of the parties hereto shall be an original, but all of such counterparts together shall constitute one instrument. In the event that a security interest is granted in this Lease with respect to the issuance of debt by Lessor to the extent permitted by Section 8.3 of the Participation Agreement, and that this Lease constitutes chattel paper (as such term is defined in the UCC), no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor on the signature page thereof.
(e) The parties hereto do not intend any interest created by this Lease to be a perpetuity or to be subject to invalidation under any applicable perpetuities rule; however, if the rule is to be applied, then the perpetuities period shall be 21 years after the last to die of the currently living descendents of former United States President John F. Kennedy.
(f) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.
33

[Page Intentionally Left Blank; Signature Page Follows]
34

IN WITNESS WHEREOF, the parties have each caused this Lease to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee

By:
Name:
Title:

AMERICAN AIRLINES, INC.

By:
Name:
Title:

[Receipt of the original counterpart of the foregoing Lease is hereby acknowledged on this day of .

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title: ]4
4     For chattel paper copy only.

EXHIBIT A
TO LEASE AGREEMENT ([YEAR] MSN [MSN])
LEASE SUPPLEMENT NO. ([YEAR] MSN [MSN]), dated , 20 , between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement ([YEAR] MSN [MSN]), dated as of [ ], [YEAR], between the Owner Participant named therein and Wells Fargo Bank Northwest, National Association (“Lessor”), and AMERICAN AIRLINES, INC., a Delaware corporation (“Lessee”).
RECITALS:
1. Lessor and Lessee have heretofore entered into that certain Lease Agreement ([YEAR] MSN [MSN]), dated as of [ ], [YEAR] (herein called, as at any time modified, supplemented or amended, the “Lease Agreement” and the defined terms in Annex A thereto being hereinafter used with the same meanings), providing for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof for the purpose of leasing specific aircraft and engines under the Lease Agreement as and when delivered by Lessor to Lessee in accordance with the terms thereof;
2. [The Lease Agreement relates to the aircraft and engines described below, and counterparts of the Lease Agreement are attached hereto and made a part hereof, and this Lease Supplement, together with such attachments, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.]1
[A counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1, dated [ ], 20 , to the Lease Agreement, has been recorded by the Federal Aviation Administration on , as one document and assigned Conveyance No. .]2
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the agreements contained in the other Operative Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Lessor hereby delivers and leases to Lessee under the Lease Agreement, and Lessee hereby accepts and leases from Lessor under the Lease Agreement, the following [described Aircraft, which Aircraft as of the date hereof consists of the following components]:3
1     This language for Lease Supplement No. 1.
2     This language for other Lease Supplements.
3     Only for Lease Supplement No. 1.

Exhibit A

[(a) one Airbus [Model] (Generic Manufacturer and Model AIRBUS [Generic Model]) airframe: U.S. Registration Number ; Manufacturer’s Serial No. ; and4
(b) two (2) [INSERT ENGINE INFO]) engines relating to such airframe and bearing, respectively, Manufacturer’s Serial Nos. and , respectively (each of which engines has 550 or more rated takeoff horsepower or the equivalent of such horsepower and is a jet propulsion aircraft engine having at least 1750 pounds of thrust or the equivalent of such thrust).
The Basic Term for the lease of the Aircraft shall commence on the date of this Lease Supplement (the “Delivery Date”) and shall end on 5 (the “Lease Expiry Date”), or such earlier date on which the Lease is terminated in accordance with the provisions thereof.
The amount of Basic Rent for the Aircraft is set forth in Schedule A hereto.
The Stipulated Loss Values for the Aircraft are set forth in Schedule B hereto.]6
[Add description of Replacement Engine or Engines, if applicable].
2. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.
3. This Lease Supplement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). All of such counterparts together shall constitute one instrument.
TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE PERFECTED THROUGH DELIVERY OR POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE THE COUNTERPART THAT CONTAINS THE RECEIPT EXECUTED BY LESSOR ON THE SIGNATURE PAGE THEREOF.
4     Only for Lease Supplement No. 1.
5     Insert tenth (10th) anniversary of Delivery Date.
6     Language for other Lease Supplements.

Exhibit A

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement No. to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee

By:
Name:
Title:

AMERICAN AIRLINES, INC.

By:
Name:
Title:

[Receipt of the original counterpart of the foregoing lease is hereby acknowledged on this day of .

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title: ]7
7     For chattel paper copy only.

Exhibit A

SCHEDULE A TO
LEASE SUPPLEMENT NO. 1 ([YEAR] MSN [MSN])
BASIC RENT

Lease Period Dates during the Term:	The Delivery Date and the [ ]th day of each calendar month occurring after the Delivery Date during the Term (but not including the last day of the Term if such day is the [ ] th day of a calendar month)
Basic Rent during the Basic Term:	$[ ] per month during the through months following the Delivery Date, and thereafter $[ ] per month, in each case, payable in advance.
Basic Rent during any Renewal Term:	An amount per month determined in accordance with Section 21 of the Lease, payable in advance.

Schedule A
to Lease Supplement No. 1

SCHEDULE A TO LEASE SUPPLEMENT NO. 1 ([YEAR] MSN [MSN])1
INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT
FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND
PROPRIETARY INFORMATION
1     Insert for FAA filing in lieu of Schedule A.

Schedule A
to Lease Supplement No. 1

SCHEDULE B TO
LEASE SUPPLEMENT NO. 1 ([YEAR] MSN [MSN])
STIPULATED LOSS VALUES
Stipulated Loss Value Determination Date Stipulated Loss Value

Schedule B

SCHEDULE B TO LEASE SUPPLEMENT NO. 1 ([YEAR] MSN [MSN])1
INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT
FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND
PROPRIETARY INFORMATION
1     Insert for FAA filing in lieu of Schedule B.

Schedule B

ANNEX A
TO LEASE AGREEMENT ([YEAR] MSN [MSN])
DEFINITIONS

Annex A

ANNEX B
TO LEASE AGREEMENT([YEAR] MSN [MSN])
RETURN CONDITIONS
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-1

A.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

B.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-2

C.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-3

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

D.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

E.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-4

F.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-5

G.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

H.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-6

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-7

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

I.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-8

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

J.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

K.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-9

L.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-10

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

M.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

N.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

O.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

P.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-11

Q.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

R.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

S.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-12

T.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

U.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

V.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-13

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-14

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-15

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-16

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-17

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-18

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-19

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-20

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex B-21

ANNEX B TO LEASE AGREEMENT ([YEAR] MSN [MSN])1
INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT
FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND
PROPRIETARY INFORMATION
1     Insert for FAA filing in lieu of Annex B.

Annex B-22

ANNEX C
TO LEASE AGREEMENT ([YEAR] MSN [MSN]
MID-TERM INSPECTION RECORDS LIST
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Annex C

ANNEX C TO LEASE AGREEMENT ([YEAR] MSN [MSN])1
INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT
FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND
PROPRIETARY INFORMATION
1     Insert for FAA filing in lieu of Annex C.

Annex C

EXHIBIT B
FORM OF TRUST AGREEMENT

*
TRUST AGREEMENT ([YEAR] MSN [MSN])
dated as of [Date]
between
[NAME OF OWNER PARTICIPANT],
as Owner Participant
and
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
Covering One Airbus [Model] Aircraft
(Generic Manufacturer and Model AIRBUS [Generic Model])

Page
ARTICLE I    DEFINITIONS ..................................................................................................................................    1

Section 1.01 Certain Definitions .....................................................................................................................    1

ARTICLE II    AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;

ARTICLE III    ACCEPTANCE AND DELIVERY OF AIRCRAFT; ISSUANCE OF CERTIFICATES;

i

(continued)

ANNEXES

ANNEX A            —            DEFINITIONS
ii

TRUST AGREEMENT ([YEAR] MSN [MSN])
THIS TRUST AGREEMENT ([YEAR] MSN [MSN]), dated as of [ ], [YEAR] (as amended, modified or supplemented from time to time, this “Trust Agreement”), is between [NAME OF OWNER PARTICIPANT], a [jurisdiction and organization] (together with its successors and permitted assigns, the “Owner Participant”), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association (as Owner Trustee, together with its successors and permitted assigns in such capacity, “Owner Trustee”, and in its individual capacity, together with its successors and permitted assigns in such capacity, “Trust Company”).
RECITALS:
1. On the Delivery Date, Owner Trustee will purchase the Aircraft from Manufacturer and immediately following Owner Trustee’s purchase of the Aircraft, Lessee will lease the Aircraft from Owner Trustee pursuant to the Lease Agreement ([YEAR] MSN [MSN]) (such Lease together with Lease Supplement No. 1, the “Lease”).
2. Owner Participant desires to create a trust for the purposes of the acquisition of the Aircraft by Owner Trustee and the leasing of it to Lessee in accordance with the Lease.
3. Trust Company is willing to accept the duties and obligations imposed hereby on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the agreements contained in the other Operative Documents and the acceptance by Owner Trustee of the trust hereby created, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Certain Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in Annex A for all purposes of this Trust Agreement.
ARTICLE II
AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
DECLARATION OF TRUST
Section 2.01 Authority to Execute Documents. Owner Participant hereby authorizes and directs Owner Trustee (a) to execute and deliver the Participation Agreement, the Lease, Lease Supplement No. 1 and any other agreements, instruments or documents in the respective forms thereof in which delivered from time to time by Owner Participant to Owner Trustee for execution and delivery, (b) to execute and deliver all other agreements, instruments and certificates contemplated by the Operative Documents and (c) subject to the terms hereof, to exercise its rights (upon instructions received from Owner Participant) and perform its duties under the documents referred to in clauses (a) and (b) in accordance with the terms thereof.
Section 2.02 Declaration of Trust. Trust Company hereby declares that it will hold, in its capacity as Owner Trustee, the Trust Estate upon the trust hereinafter set forth for the use and benefit of Owner Participant, subject, however, to the provisions of the Lease and the other Operative Documents. The name of the trust created hereby shall be “MSN [MSN] Trust” and such name may (but need not) be used in any correspondence and filings made by Owner Trustee in connection with the trust created hereby.
ARTICLE III
ACCEPTANCE AND DELIVERY OF AIRCRAFT; ISSUANCE OF
CERTIFICATES; LEASE OF AIRCRAFT; REPLACEMENT
Section 3.01 Authorization. Owner Participant hereby authorizes and directs Owner Trustee to, and Owner Trustee agrees for the benefit of Owner Participant that, on or prior to the Delivery Date, it will, subject to due compliance with the terms of Section 3.02:
(a) execute and deliver each of the Operative Documents to which it is a party;
(b) purchase the Aircraft and accept from Manufacturer the Bills of Sale therefor;
(c) authorize the financing statements contemplated by Section 4.1.9 of the Participation Agreement;
(d) make application to the FAA for registration of the Aircraft in the name of Owner Trustee by filing or causing to be filed (i) the FAA Bill of Sale, (ii) the Application for Aircraft Registration with the FAA (together with, without limitation, an affidavit from Owner Trustee stating that it is a Citizen of the United States) and (iii) this Trust Agreement;
(e) cause the Aircraft to be leased to Lessee under the Lease;
(f) take such other action as may be required of Owner Trustee under the Operative Documents to effectuate the transactions contemplated thereby; and
(g) execute and deliver all such other instruments, documents or certificates and take all such other actions as may be requested of Owner Trustee to effectuate the transactions contemplated under the Operative Documents, and take all other actions in accordance with the directions of Owner Participant as Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby, the taking of any such action by Owner Trustee in the presence (whether in person or pursuant to a conference call participated in by each of Owner Trustee and Owner Participant and/or its counsel) of Owner Participant or its counsel to evidence conclusively the direction of Owner Participant.
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Section 3.02 Conditions Precedent. The right and obligation of Owner Trustee to take the actions required by Section 3.01 shall be subject to the following conditions precedent:
(a) the terms and conditions of Section 4.1 of the Participation Agreement shall have been waived or complied with in a manner satisfactory to Owner Participant; and
(b) the terms and conditions of Section 4.2 of the Participation Agreement shall have been waived or complied with in a manner satisfactory to Owner Trustee.
Section 3.03 Replacement or Return of an Engine.
(a) Owner Participant hereby authorizes and directs Owner Trustee to, and Owner Trustee agrees for the benefit of Owner Participant that it will, in the event of any Replacement Engine being substituted pursuant to Section 8(d) of the Lease (and subject to compliance with the terms thereof and the satisfaction of the conditions thereunder), take the following actions:
(i) to the extent not previously accomplished by a prior authorization, authorize a representative or representatives of Owner Trustee (who shall be an employee or employees of Lessee) to accept delivery of such Replacement Engine, if the seller of such Replacement Engine is not Lessee;
(ii) accept from Lessee or other vendor of such Replacement Engine a bill of sale with respect to such Replacement Engine being furnished pursuant to Section 8(d) of the Lease;
(iii) if the seller of such Replacement Engine is “situated in” a country that has ratified the Cape Town Treaty, cooperate with Lessee to cause the sale of such Replacement Engine to Lessor to be registered on the International Registry as a Sale (or, if the seller of such Replacement Engine is not situated in a country that has ratified the Cape Town Treaty, cooperate with Lessee’s reasonable efforts to cause the seller to register the sale of such Replacement Engine on the International Registry);
(iv) execute and deliver a Lease Supplement covering such Replacement Engine, and cooperate with Lessee to cause such executed Lease Supplement to be filed for recordation pursuant to the Transportation Code or, if necessary, pursuant to the applicable laws of such jurisdiction other than the U.S. in which the Aircraft is registered, as the case may be;
(v) cooperate with Lessee to cause the International Interest created pursuant to the Lease Supplement in favor of Lessor with respect to such Replacement Engine to be registered on the International Registry as an International Interest;
(vi) transfer the Engine being replaced to Lessee or its designee in accordance with Section 4(g) of the Lease; and
(vii) take such further action as may be contemplated by the Operative Documents in connection with such replacement.
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In the event of the substitution of a Replacement Engine for any Engine, all provisions of this Trust Agreement relating to such replaced Engine shall be applicable to such Replacement Engine with the same force and effect as if such Replacement Engine were the same engine as the Engine being replaced.
(b) Owner Participant hereby authorizes and directs Owner Trustee to, and Owner Trustee agrees for the benefit of Owner Participant that it will, in the event of an engine being transferred to Owner Trustee pursuant to the Return Conditions (and subject to compliance with the terms of Annex B to the Lease and the satisfaction of the conditions thereunder applicable to such engine):
(i) accept from Lessee or other vendor of such engine the bill of sale with respect to such engine being furnished pursuant to the Return Conditions;
(ii) if the seller of such engine is “situated in” a country that has ratified the Cape Town Treaty, cooperate with Lessee to cause the sale of such engine to Lessor to be registered on the International Registry as a Sale (or, if the seller of such engine is not situated in a country that has ratified the Cape Town Treaty, cooperate with Lessee’s reasonable efforts to cause the seller to register the sale of such engine on the International Registry);
(iii) transfer the Engine being replaced by such engine to Lessee or its designee in accordance with Section 4(g) of the Lease; and
(iv) take such further action as may be contemplated by the Operative Documents in connection with such replacement.
ARTICLE IV
RECEIPT, DISTRIBUTION AND APPLICATION
OF INCOME FROM THE TRUST ESTATE
Section 4.01 Distribution of Payments.
(a) Payments to Owner Trustee; Other Parties. Except as otherwise provided in subsections (b) and (c), all Basic Rent, Supplemental Rent, insurance proceeds and requisition, indemnity or other payments of any kind, in each case included in the Trust Estate and received by Owner Trustee, shall be distributed forthwith upon receipt by Owner Trustee in the following order of priority: first, so much of such payment as shall be required to pay or reimburse Owner Trustee for any fees or expenses not otherwise paid or reimbursed as to which Owner Trustee is entitled to be so paid or reimbursed pursuant to the provisions hereof or of the other Operative Documents shall be retained by Owner Trustee; second, so much of the remainder for which provision as to the holding, application or distribution thereof is contained in the Lease or any other Operative Document shall be held, applied or distributed in accordance with the terms of the Lease or such other Operative Document; and third, the balance, if any, shall be paid to Owner Participant. Nothing herein is intended to limit or restrict the payment of the Security Deposit to the Owner Participant.
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(b) Certain Distributions to Lessee. Any payment of the type referred to in subsection (a) received by Owner Trustee shall, if required by the terms of the Lease or any other Operative Document, be distributed to Lessee.
(c) Insurance Proceeds. Any proceeds of any insurance for loss or damage to the Aircraft in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee. Any proceeds of any insurance for loss or damage to the Aircraft not constituting an Event of Loss with respect to the Airframe, the Aircraft or any Engine received by Owner Trustee and not required by the terms of the Lease to be distributed to Lessee shall be applied as provided in Section 11(d) of the Lease.
Section 4.02 Method of Payments. Owner Trustee shall make distributions or cause distributions to be made to Owner Participant or Lessee, as applicable, pursuant to this Article IV by transferring by wire transfer in immediately available funds the amount to be distributed to such account or accounts of Owner Participant or Lessee, as applicable, as they respectively may designate from time to time by written notice to Owner Trustee (and Owner Trustee shall use reasonable efforts to cause such funds to be transferred by wire transfer on the same day as received, but in any case not later than the next Business Day); provided, however, that Owner Trustee shall use its reasonable best efforts to invest overnight, for the benefit of Owner Participant or Lessee, as applicable, in Permitted Investments (but only to the extent such investments are available and, if such investments are not available, then in such other investments available to Owner Trustee which, after consultation with Owner Participant or Lessee, as applicable, Owner Participant or Lessee, as applicable, shall direct), all funds not transferred by wire transfer on the same day as they were received. Notwithstanding the foregoing, Owner Trustee will, if so requested by Owner Participant or Lessee, as applicable, by written notice, pay any and all amounts payable by Owner Trustee hereunder to Owner Participant or Lessee, as applicable, either (a) by crediting such amount or amounts to an account or accounts maintained by Owner Participant or Lessee, as applicable, with Owner Trustee in immediately available funds or (b) by mailing an official bank check or checks in such amount or amounts payable to Owner Participant or Lessee, as applicable, at such address as Owner Participant or Lessee, as applicable, shall have designated in writing to Owner Trustee.
ARTICLE V
DUTIES OF OWNER TRUSTEE
Section 5.01 Certain Notices and Requests for Instructions; Related Actions. If Owner Trustee shall have knowledge of any Event of Default or Event of Loss, Owner Trustee shall give to Owner Participant prompt telephonic or facsimile notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. Subject to the terms of Sections 5.03 and 5.06 and Article XII, Owner Trustee shall (i) in the case of an Event of Default, take such action or shall refrain from taking such action, not inconsistent with the provisions of the Lease and the Participation Agreement, with respect to such Event of Default as Owner Trustee shall be directed in writing by Owner Participant, and (ii) in the case of an Event of Loss, take such action or refrain from taking such action as is provided in the Lease and the Participation Agreement. For all purposes of the Operative Documents, Owner Trustee shall not be deemed to have knowledge of an Event of Default or Event of Loss unless notified in writing thereof in the
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manner and at the address set forth in Section 11.05 or unless an officer in the corporate trust administration department of Owner Trustee who has responsibility for, or familiarity with, the transactions contemplated under the Operative Documents or any Vice President in such corporate trust administration department has actual knowledge thereof.
Section 5.02 Action Upon Instructions. Subject in all respects to the terms of Sections 5.01, 5.03 and 5.06 and Article XII and to the terms of the other Operative Documents, upon the written instructions at any time and from time to time of Owner Participant, Owner Trustee will take such of the following actions not inconsistent with the provisions of the Lease and Participation Agreement, as may be specified in such instructions: (a) give such notice or direction or exercise such right, remedy or power hereunder or under any Operative Document, or in respect of all or any part of the Trust Estate, as shall be specified in such instructions; (b) take such action to preserve or protect the Trust Estate (including the discharge of any Liens) as may be specified in such instructions; (c) approve as satisfactory to it all matters required by the terms of the Lease and the other Operative Documents to be satisfactory to Owner Trustee, it being understood that, without written instructions of Owner Participant, Owner Trustee shall not approve any such matter as satisfactory to it; (d) subject to the rights, if any, of Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, convey all of Owner Trustee’s right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or lease the Aircraft on such terms as shall be set forth in such instructions or deliver the Aircraft to the Person designated in such instructions in accordance with such instructions; and (e) take or refrain from taking such other action or actions as may be specified in such instructions. In the event that Owner Trustee is unsure of the application of any provision of this Trust Agreement or any other Operative Document, Owner Trustee may request and rely upon instructions of Owner Participant.
Section 5.03 Indemnification. Owner Trustee shall not be required to take or refrain from taking any action under Section 5.01 or 5.02 unless Owner Trustee shall have been indemnified by Owner Participant, in manner and form satisfactory to Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith, other than any such liability, cost or expense which results from the willful misconduct or gross negligence of Owner Trustee, or the failure of Owner Trustee to use ordinary care in the receipt and disbursement of funds, and, if Owner Participant shall have directed Owner Trustee to take or refrain from taking any such action, Owner Participant agrees to pay the reasonable fees and charges of Owner Trustee for the services performed or to be performed by it pursuant to such direction. Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 if Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any Operative Document or is contrary to Law.
Section 5.04 No Duties Except as Specified in Operative Documents or Instructions. Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except as expressly required by the terms of the Operative Documents or (to the extent not inconsistent with the provisions of the Lease and the Participation Agreement) in written instructions from
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Owner Participant received pursuant to the terms of Section 5.01 or 5.02, and no implied duties or obligations shall be read into the Operative Documents against Owner Trustee. Without limiting the generality of the foregoing, Owner Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease, this Trust Agreement or of any supplement to any thereof or to see to the maintenance of any such registration, rerecording or refiling, except that Owner Trustee shall comply with its obligations under Sections 6.3.1 and 6.4.4 of the Participation Agreement, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to Owner Participant copies of all reports and other information which Owner Trustee receives from Lessee pursuant to Section 11 of the Lease, to the extent not received by Owner Participant directly from Lessee, (iii) to see to the payment or discharge of any Tax or any Lien with respect to, assessed or levied against any part of the Trust Estate, except as provided by Section 6.07 hereof or Section 4(d) of the Lease, (iv) to confirm or verify any financial statements of Lessee or (v) to inspect the Aircraft or Lessee’s books and records with respect to the Aircraft.
Section 5.05 No Action Except Under Specified Documents or Instructions. Owner Trustee shall have no power or authority to, and Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except (a) as expressly required by the terms of any of the Operative Documents or (b) as expressly provided in written instructions from Owner Participant pursuant to Section 5.01 or 5.02 that are not inconsistent with the terms of the Operative Documents.
Section 5.06 Limitations on Activities. Owner Participant and Trust Company agree to, and Owner Participant shall not direct Owner Trustee to take any action in contravention of, the following:
(a) Owner Trustee shall not engage in any business or any other activity except as expressly permitted by the Operative Documents.
(b) Except as expressly permitted by Section 8.3 of the Participation Agreement, Owner Trustee shall not (i) create, incur or assume any indebtedness for money borrowed, (ii) assume or guarantee or become obligated for the debts of, or hold out the Trust Estate as being available to satisfy the obligations of, Owner Participant or any other Person or (iii) pledge any or all of the Trust Estate for the benefit of Owner Participant or any other Person.
(c) Owner Trustee shall maintain bank accounts, financial statements, and other books and records for the trust created hereunder separate from those of Owner Participant or any other Person.
(d) Owner Trustee shall hold the Trust Estate in its own name, as trustee, and shall conduct its activities as Owner Trustee in its own name, as trustee, or in the name of the trust specified in Section 2.02.
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ARTICLE VI
OWNER TRUSTEE
Section 6.01 Acceptance of Trust and Duties. Trust Company accepts the trust hereby created and agrees to perform the same but only upon the terms hereof applicable to it. Trust Company also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. Trust Company, shall not be answerable or accountable under any circumstances, except for (a) its own willful misconduct or gross negligence, (b) its failure to use ordinary care in receiving or disbursing funds, (c) liabilities that may result from the inaccuracy of any representation or warranty of Trust Company (or from the failure by Trust Company to perform any covenant) in any Operative Document and (d) Taxes on or measured by any fees, commissions or other compensation received as compensation for services rendered as Owner Trustee; provided, however, that the failure to act or perform in the absence of instructions after Owner Trustee has requested instructions from Owner Participant pursuant to the last sentence of Section 5.02 shall not constitute willful misconduct or gross negligence for purposes of clause (a) of this Section.
Section 6.02 No Representations or Warranties as to Certain Matters. NEITHER OWNER TRUSTEE NOR TRUST COMPANY MAKES OR SHALL BE DEEMED TO HAVE MADE HEREIN ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, VALUE, CONDITION, WORKMANSHIP, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, except that nothing set forth in this sentence shall derogate from the representations and warranties made by Owner Trustee or Trust Company in or pursuant to any Operative Document.
Section 6.03 No Segregation of Monies Required; Investment Thereof. Monies received by Owner Trustee hereunder need not be segregated in any manner, except to the extent required by Law, and may be deposited under such general conditions as may be prescribed by Law, and shall be invested as provided in Section 4.02 hereof or Section 22 of the Lease, as applicable; provided that such monies shall not be commingled with any funds or assets of Owner Participant.
Section 6.04 Reliance Upon Certificates; Counsel and Agents. Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of Owner Participant or Lessee mentioned herein or in any of the other Operative Documents shall be sufficiently evidenced by written instruments signed by
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a person purporting to be an officer of Owner Participant or Lessee, as the case may be. Owner Trustee may accept a copy of a resolution of the board of directors of Lessee or Owner Participant, as the case may be, certified by the Secretary or an Assistant Secretary of Lessee or Owner Participant, as the case may be, as conclusive evidence that such resolution has been duly adopted by said board of directors and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, Owner Trustee may for all purposes hereof rely on a certificate signed by an officer of Lessee or Owner Participant, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
Section 6.05 Not Acting in Individual Capacity. Wells Fargo Bank Northwest, National Association is entering into the Operative Documents solely in its capacity as Owner Trustee under this Trust Agreement and not in its individual capacity (except as expressly provided in the Operative Documents) and in no case shall Wells Fargo Bank Northwest, National Association (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor or Owner Trustee under the Operative Documents; provided, however, that Wells Fargo Bank Northwest, National Association (or any such successor Owner Trustee) shall be personally liable under the Operative Documents for its own gross negligence, its own simple negligence in the handling of funds actually received by it in accordance with the terms of the Operative Documents, its willful misconduct and its breach of its covenants, representations and warranties in the Operative Documents, to the extent covenanted or made in its individual capacity or as otherwise expressly provided in the Operative Documents; provided, further, that nothing contained in this Section shall be construed to limit the exercise and enforcement in accordance with the terms of the Operative Documents of rights and remedies against the Trust Estate.
Section 6.06 Fees; Compensation. Lessee agrees to pay the fees and expenses of Owner Trustee as provided in Section 7.4 of the Participation Agreement.
Section 6.07 Books and Records; Tax Returns. Owner Trustee shall be responsible for keeping all appropriate books and records relating to the receipt and disbursement by it of all monies under this Trust Agreement or any agreement contemplated hereby. At the request of Owner Participant, Owner Trustee shall be responsible for causing to be prepared all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns; provided that Owner Participant shall pay all costs and expenses incurred in connection therewith. In addition, Owner Trustee will file any withholding or other information returns required by the Code or the regulations thereunder (including, without limitation, IRS Forms 1042 and 1042-S or any similar or successor forms) with respect to payments received by it under the Operative Documents or distributed by it hereunder, and will withhold, and deposit with the relevant taxing authority, any required U.S. federal tax with respect thereto, in accordance with U.S. federal Tax Laws. Owner Participant shall furnish to Owner Trustee such duly completed and executed forms, statements or certificates, as may be reasonably requested by Owner Trustee, in order for Owner Trustee to file any such returns and to otherwise comply with any withholding or other requirements, and will promptly notify Owner Trustee if any such form, statement or certificate becomes obsolete or incorrect. Owner Participant shall be
9

responsible for causing to be prepared and filed, at its expense, all income tax returns required to be filed by Owner Participant. Each party hereto, upon request of the other party, will furnish any information in its possession or reasonably available to it as may be reasonably requested by the other party in connection with the preparation of such tax returns or to otherwise comply with the requirements of any taxing authority with respect to the transactions contemplated by the Operative Documents.
ARTICLE VII
INDEMNIFICATION OF OWNER TRUSTEE
BY OWNER PARTICIPANT
Section 7.01 Owner Participant to Indemnify Trust Company. Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless Trust Company, and its successors, assigns, legal representatives, agents and servants, from and against any and all Claims and Taxes (excluding any Taxes payable by Trust Company on or measured by any fees, commissions or other compensation received for services rendered as Owner Trustee hereunder) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Trust Company in any way relating to or arising out of this Trust Agreement or any of the other Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the use, possession, operation, control, delivery, maintenance, repair, substitution, replacement, or other disposition of the Aircraft (including, without limitation, with respect thereto, any such Claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of Owner Trustee or Trust Company hereunder; provided that such indemnification shall not extend to any of the foregoing resulting from (a) the willful misconduct or gross negligence on the part of Owner Trustee or Trust Company, (b) failure on the part of Owner Trustee or Trust Company to use ordinary care in receiving or disbursing funds, (c) the inaccuracy of any representation or warranty of Trust Company (or from the failure of Trust Company to perform any covenant) in any Operative Document or (d) a breach by Trust Company of its covenants set forth in Section 5.04 hereof and the first sentence of Section 5.01 hereof; provided, further, that (i) Owner Participant shall be liable under this Section only to the extent that Trust Company is indemnified by Lessee pursuant to Section 7 of the Participation Agreement and (ii) Trust Company shall not make any claim for indemnification or other payment from the Owner Participant pursuant to this Section 7.01 unless and until Trust Company shall have first made demand upon Lessee for such indemnification. The indemnities contained in this Section extend to Trust Company and shall not be construed as indemnities of the Trust Estate (except to the extent, if any, that the Trust Company has been reimbursed by the Trust Estate for amounts covered by the indemnities contained in this Section). The indemnities contained in this Section shall survive the termination of this Trust Agreement.
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ARTICLE VIII
TRANSFER OF OWNER PARTICIPANT’S INTEREST
Section 8.01 Transfer of Interest. All provisions of Section 8.2 of the Participation Agreement shall (with the same force and effect as if set forth in full, mutatis mutandis, in this Section) be applicable to any direct or indirect Transfer by Owner Participant of any or all of its right, title or interest in and to this Trust Agreement or any of the other Operative Documents or the Trust Estate or any proceeds therefrom.
ARTICLE IX
SUCCESSOR OWNER TRUSTEES
Section 9.01 Resignation of Owner Trustee; Appointment of Successor.
(a) Resignation or Removal. Owner Trustee (i) shall resign if required to do so pursuant to Section 9.3 of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days prior written notice to Owner Participant and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In addition, subject to Article XII and subject to Section 6.2.2 of the Participation Agreement, Owner Participant may at any time remove Owner Trustee, only for cause (or, at any time when the Aircraft is registered in a non-United States jurisdiction, with or without cause), by a notice in writing delivered to Owner Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b). In the case of the resignation or removal of Owner Trustee, subject to Article XII and subject to Section 6.2.2 of the Participation Agreement, Owner Participant may appoint a successor Owner Trustee by an instrument in writing signed by Owner Participant with the prior written consent of Lessee, such consent not to be unreasonably withheld; provided that, if an Event of Default shall have occurred and be continuing, then no such prior written consent of Lessee shall be so required. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, Owner Trustee or Lessee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.
(b) Execution and Delivery of Documents, etc. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment and shall give Owner Participant and Lessee written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trust of the predecessor Owner Trustee in the trust hereunder with like effect as if originally named Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trust herein expressed, all the
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estates, properties, rights, powers and trust of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee as Owner Trustee upon the trust herein expressed, together with all the books and records maintained by such predecessor Owner Trustee with respect to such trust pursuant to Sections 5.04, 5.06 and 6.07. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will complete, execute and deliver to the successor Owner Trustee such documents as are necessary to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the FAA, or the International Registry or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.
(c) Qualification. Any successor Owner Trustee, however appointed, shall be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $100,000,000 (or having a combined capital and surplus of at least $25,000,000 and the obligations of which are guaranteed by a corporation or a bank or trust company having a combined capital and surplus of at least $100,000,000), if there be such an institution willing, able and legally qualified to perform the duties of Owner Trustee hereunder upon reasonable and customary terms.
(d) Merger, etc. Any corporation into which Trust Company may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Trust Company shall be a party, or any corporation to which substantially all the corporate trust business of Trust Company may be transferred, shall, subject to the terms of Section 9.01(c), be the institution acting as Owner Trustee hereunder without further act. Trust Company shall pay all costs and expenses associated with such merger, conversion or consolidation, without indemnification or reimbursement from either Lessee or Owner Participant, and shall obtain all necessary documentation properly to reflect such merger, conversion or consolidation.
ARTICLE X
SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT
AND OTHER DOCUMENTS
Section 10.01 Supplements and Amendments. Subject to Section 6.4.6(b) of the Participation Agreement, at any time and from time to time, upon the written request of Owner Participant, (a) Owner Trustee, together with Owner Participant, shall execute a supplement to this Trust Agreement for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (b) Owner Trustee shall enter into such written amendment of or supplement to any other Operative Document as Lessee may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent under the terms of any such Operative Document as Lessee may agree to and as may be specified in such request. Notwithstanding the foregoing, except to the extent permitted by Section 6.4.6(b) of the Participation Agreement, no supplement to this Trust Agreement or waiver or modification of the terms hereof shall be permitted.
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Section 10.02 Discretion as to Execution of Documents. If in the opinion of Owner Trustee any document required to be executed pursuant to the terms of Section 10.01 adversely affects any right, duty, immunity or indemnity in favor of Trust Company or Owner Trustee hereunder or under any other Operative Document, Owner Trustee may in its discretion decline to execute such document.
Section 10.03 Absence of Requirements as to Form. It shall not be necessary for any written request furnished pursuant to Section 10.01 to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.
Section 10.04 Distribution of Documents. Promptly after the execution by Owner Trustee of any document entered into pursuant to Section 10.01, Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to Owner Participant, but the failure of Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.
Section 10.05 No Request Needed as to Lease Supplements. No written request pursuant to Section 10.01 shall be required to enable Owner Trustee to enter into any Lease Supplement with Lessee pursuant to Section 3.01 or Section 3.03(a).
ARTICLE XI
MISCELLANEOUS
Section 11.01 Termination of Trust Agreement. This Trust Agreement and the trust created hereby shall terminate and this Trust Agreement shall be of no further force or effect upon the earliest of (a) the later of (i) the sale or other final disposition by Owner Trustee of all property constituting part of the Trust Estate and the final distribution by Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV, and (ii) the expiration or termination of the Lease in accordance with its terms; provided that at such time Lessee shall have fully complied with all of the terms of the Participation Agreement and the Lease or (b) 110 years less one day after the earlier execution of this Trust Agreement by either Trust Company or Owner Participant (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the effective grant of such rights, privileges and options for a period in gross, exceeding the period for which such rights, privileges and options are stated in this clause (b) to extend and be valid, then such rights, privileges or options shall not terminate as aforesaid in this clause (b) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until such time as the same shall under applicable law cease to be valid), whereupon all monies or other property or proceeds constituting part of the Trust Estate shall be distributed in accordance with the terms of Article IV or (c) the election of Owner Participant by notice to Owner Trustee to revoke the trust created hereby; otherwise this Trust Agreement and the trust created hereby shall continue in full force and effect in accordance with the terms hereof. Notwithstanding the foregoing, the provisions of Section 6.4.6 of the Participation Agreement shall apply hereto.
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Section 11.02 Owner Participant Has No Legal Title in Trust Estate. Owner Participant does not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trust hereunder or entitle any successors or transferees of Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.
Section 11.03 Assignment, Sale, etc. of Aircraft. Any Transfer of the Aircraft by Owner Trustee made pursuant to and in accordance with the terms hereof or of the Lease or the Participation Agreement shall bind Owner Participant and shall be effective to Transfer all right, title and interest of Owner Trustee and Owner Participant in and to the Aircraft. No assignee, purchaser, transferee or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such Transfer or as to the application of any sale or other proceeds with respect thereto by Owner Trustee.
Section 11.04 Third Party Beneficiary. Lessee shall be an express third party beneficiary of this Trust Agreement to the extent the provisions of this Trust Agreement by their terms expressly confer upon Lessee any right or remedy.
Section 11.05 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted under the terms and provisions of this Trust Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, postage prepaid, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) and addressed as follows: (a) if to Lessee, Owner Trustee or Trust Company, to the respective addresses set forth in Section 10.1 of the Participation Agreement, and (b) if to Owner Participant, to such address as it shall have furnished by notice to Owner Trustee, or, until an address is so furnished, to the respective address set forth in Section 10.1 of the Participation Agreement. Any party, by notice to the other parties hereto, may designate different addresses for subsequent notices or communications. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in this Section.
Section 11.06 Miscellaneous.
(a) Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(b) No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X; and any waiver of the terms hereof shall be effective only in the specified instance and for the specific purpose given.
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(c) This Trust Agreement and the other Operative Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the Operative Documents, supersede any and all representations, warranties and agreements (other than any Operative Document) prior to the date of this Trust Agreement, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby.
(d) This Trust Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Trust Agreement, including a signature page executed by each of the parties hereto shall be an original, but all of such counterparts together shall constitute one instrument.
(e) This Trust Agreement shall be binding upon and inure to the benefit of, Owner Participant and, subject to the provisions of Article VIII hereof, its successors and permitted assigns, Owner Trustee and its successors as Owner Trustee under this Trust Agreement and Trust Company and its successors and permitted assigns. Any request, notice, direction, consent, instruction, waiver or other instrument or action by Owner Participant shall bind its successors and permitted assigns.
(f) THIS TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.
ARTICLE XII
CERTAIN LIMITATIONS ON CONTROL1
Section 12.01 Limitations on Control. Notwithstanding any other provision of this Trust Agreement, but subject to Sections 12.02 and 12.04, Owner Participant will have no rights or powers to direct, influence or control Owner Trustee in the performance of Owner Trustee’s duties under this Trust Agreement in connection with any matters involving the ownership and operation of the Aircraft by Owner Trustee. In all such matters, Owner Trustee shall have absolute and complete discretion in connection therewith and shall be free of any kind of influence or control whatsoever by Owner Participant, and Owner Trustee shall exercise its duties under this Trust Agreement in connection with matters involving the ownership and operation of the Aircraft by Owner Trustee as it, in its discretion, shall deem necessary to protect the interests of the United States, notwithstanding any countervailing interest of any foreign power which, or whose citizens, may have a direct or indirect interest in Owner Participant, and any such action by Owner Trustee shall not be considered malfeasance or in breach of any obligation which Owner Trustee might otherwise have to Owner Participant; provided, however, that subject to the foregoing limitations, Owner Trustee shall exercise its discretion in all matters involving the ownership and operation of the Aircraft by Owner Trustee (a) with due regard for the interests of Owner Participant and (b) in a manner not inconsistent with the provisions of the
1     Provision subject to change pursuant to FAA regulations regarding NCT.
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Operative Documents; provided, further, that Owner Participant may confer with Owner Trustee and/or Owner Trustee may consult with Owner Participant in connection with such matters involving the ownership and operation of the Aircraft (it being understood that any advice, opinion or suggestion obtained by Owner Trustee in the course of such conferring or consulting shall not be binding on Owner Trustee, but that Owner Trustee shall be free to follow or disregard such advice, opinion or suggestion in the exercise of its discretion). In addition, Owner Participant may not remove Owner Trustee or any successor Owner Trustee appointed hereunder, except for cause. Owner Trustee agrees to promptly notify Owner Participant of the exercise of its duties under this Trust Agreement in connection with matters involving the ownership and operation of the Aircraft by Owner Trustee.
Section 12.02 Discretion, Actions and Payments of Owner Trustee. Subject to the requirements of Section 12.01, Owner Trustee agrees that it will not, unless expressly required by the terms of this Trust Agreement, without the prior consent of Owner Participant, (a) sell, transfer, assign, lease, mortgage, pledge or otherwise dispose of the Aircraft or other assets held in the Trust Estate relating thereto or (b) amend or waive any rights under any Operative Document, or give any consents under any Operative Documents. Notwithstanding any other provision of this Article XII, the grant of the rights of Owner Trustee set forth in Section 12.01 shall not extend to any other rights, powers or privileges in respect of the beneficial interest of Owner Participant in the Trust Estate, and Owner Participant (and not Owner Trustee) shall be entitled to receive from Owner Trustee or otherwise all payments of whatsoever kind and nature payable to Owner Participant pursuant to this Trust Agreement in the same manner as if the rights permitted to be exercised by Owner Trustee as described in Section 12.01 had not been transferred to Owner Trustee and held in trust hereunder.
Section 12.03 General. Owner Trustee and Owner Participant hereby agree with each other that if Persons who are neither Citizens of the United States nor resident aliens have the power to direct or remove Owner Trustee, either directly or indirectly through the control of another Person, those Persons together shall not have more than 25% of the aggregate power to direct or remove Owner Trustee.
Section 12.04 Purpose. The purpose of this Article XII is to give Owner Trustee the power to manage and control the Aircraft with respect to matters involving the ownership and operation of the Aircraft by Owner Trustee so as to ensure that (a) the Aircraft shall be controlled with respect to such matters by a Citizen of the United States, and (b) Owner Trustee shall be able to give the affidavit required by Section 47.7(c)(2)(iii) of the Federal Aviation Regulations, 14 C.F.R. §47.7(c)(2)(iii). This Article XII shall be construed in furtherance of the foregoing purposes; provided, however, that this Article XII shall be ignored and given no force or effect: (i) if Owner Participant determines that it meets the requirements for a Citizen of the United States and both Owner Participant and Owner Trustee file with the FAA the affidavits required by Section 47.7(c)(2)(ii) of the Federal Aviation Regulations, 14 C.F.R. §47.7(c)(2)(ii), or (ii) during periods when the Aircraft has been registered in a non-United States jurisdiction and a de-registration telex has been issued by the FAA in connection with the re-registration of the Aircraft in such non-United States jurisdiction.
Section 12.05 Adverse Effect of Citizenship on Registration. If the right (a) to exercise voting or similar rights hereunder by Owner Participant, or (b) (i) to direct, influence, or limit the
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exercise of, or (ii) to prevent the direction or influence of, or (iii) place any limitation on the exercise of, Owner Trustee’s authority, or (c) to remove Owner Trustee, would adversely affect the United States registration of the Aircraft, Owner Participant shall have no such right; provided, however, that this Section shall be of no force or effect during periods in which the Aircraft is registered in a non-United States jurisdiction.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

By
Name:
Title:

[NAME OF OWNER PARTICIPANT]

By
Name:
Title:
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ANNEX A
DEFINITIONS

ANNEX A

*
CONFIDENTIAL: Subject to Restrictions on Dissemination
Set Forth in Section 10.4 of this Agreement
PARTICIPATION AGREEMENT ([YEAR]
MSN [MSN])
dated as of
[Date]
among
AMERICAN AIRLINES, INC.,
as Lessee
[NAME OF OWNER PARTICIPANT],
as Owner Participant
and
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee
Covering One Airbus [Model] Aircraft
(Generic Manufacturer and Model AIRBUS [Generic Model])

i

(continued)

EXHIBITS, ANNEXES AND SCHEDULES

EXHIBIT A    FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
EXHIBIT B    FORM OF OPINION OF SPECIAL COUNSEL FOR OWNER TRUSTEE
EXHIBIT C    [INTENTIONALLY LEFT BLANK]
EXHIBIT D    FORM OF OPINION OF AVIATION COUNSEL
EXHIBIT E    FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT F    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL
AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT G    FORM OF OWNER PARTICIPANT GUARANTEE
ANNEX A    DEFINITIONS
ANNEX B    PAYMENT INFORMATION
SCHEDULE A    CERTAIN TERMS
SCHEDULE B    RE-REGISTRATION CONDITIONS
ii

PARTICIPATION AGREEMENT ([YEAR] MSN [MSN])
THIS PARTICIPATION AGREEMENT ([YEAR] MSN [MSN]), dated as of [ ] (as amended, modified or supplemented from time to time, this “Agreement”), among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “Lessee”), (ii) [NAME OF OWNER PARTICIPANT], a [jurisdiction] [type of entity] (together with its successors and permitted assigns, “Owner Participant”), and (iii) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee (herein in such capacity, together with its successors and permitted assigns, “Owner Trustee”, and in its individual capacity, together with its successors and permitted assigns, “Trust Company”).
RECITALS:
1. Subject to the terms and conditions set forth herein, Owner Trustee is willing to lease the Aircraft to Lessee, and Lessee is willing to lease the Aircraft from Owner Trustee pursuant to the Lease.
2. On or prior to the date hereof, Owner Participant has entered into the Trust Agreement with Trust Company, pursuant to which Owner Trustee agrees, among other things, to hold the Trust Estate for the benefit of Owner Participant on the terms specified in such Trust Agreement.
3. Pursuant to the terms of the Trust Agreement, Owner Trustee is authorized and directed by Owner Participant to execute and deliver the Lease, pursuant to which, subject to the terms and conditions set forth therein, Owner Trustee agrees to lease to Lessee, and Lessee agrees to lease from Owner Trustee, the Aircraft on the Delivery Date, such lease to be evidenced by the execution and delivery of Lease Supplement No. 1.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the agreements contained in the other Operative Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth, and shall be construed and interpreted in the manner described, in Annex A for all purposes of this Agreement.
Section 2. Lease of Aircraft. Subject to the terms and conditions of this Agreement, on the Delivery Date, Owner Trustee agrees to lease the Aircraft to Lessee, and Lessee agrees to lease the Aircraft from Owner Trustee, pursuant to the Lease.
Section 3. Closing. On the Delivery Date, subject to the terms and conditions of this Agreement and the Lease, Owner Trustee shall lease the Aircraft to Lessee and Lessee shall accept the Aircraft under the Lease by executing and delivering Lease Supplement No. 1. The closing (the “Closing”) of the transactions contemplated hereby shall take place commencing at 9:00 a.m., Fort Worth, Texas time (or such later time as the parties may agree), on the Delivery Date at the offices of Lessee in Fort Worth, Texas.

Section 4. Conditions Precedent.
4.1 Conditions Precedent to Obligations of Owner Participant. The obligation of Owner Participant to take the actions required by this Agreement to be taken by it at the Closing is subject to the satisfaction or waiver by Owner Participant, prior to or at the Closing, of the conditions precedent set forth below in this Section 4.1; provided that it shall not be a condition precedent to the obligations of Owner Participant that any document be delivered or action be taken that is to be delivered or be taken by Owner Participant or by a Person within Owner Participant’s control.
4.1.1 Delivery of Documents. This Agreement and the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in form and substance reasonably satisfactory to Owner Participant, shall be in full force and effect and executed original counterparts or copies thereof shall have been delivered to Owner Participant or its special counsel unless the failure to receive such document is the result of any action or inaction by Owner Participant or by a Person within Owner Participant’s control:
(a) the Trust Agreement and the Owner Participant Guarantee, if any;
(b) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(c) the Lease and Lease Supplement No. 1; provided that only Owner Trustee shall receive the sole executed chattel paper original of each thereof;
(d) [the Engine Warranty Agreement]1;
(e) an insurance report of Lessee’s independent insurance broker as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to the Aircraft and certificates of insurance;
(f)(i) a copy of the resolutions of the board of directors (or executive committee) of Lessee, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Lessee, duly authorizing the execution, delivery and performance by Lessee of the Operative Documents executed and to be executed by Lessee and each other document required to be executed and delivered by Lessee, in accordance with the provisions hereof; (ii) copies of the certificate of incorporation and by-laws of Lessee, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Lessee, together with all amendments and supplements thereto; and (iii) an incumbency certificate of Lessee, dated as of the Delivery Date, as to the
1     Insert if applicable.
2

persons authorized to execute and deliver this Agreement, the other Operative Documents to which Lessee is or is to be a party and each other document executed or to be executed on behalf of Lessee in connection with the transactions contemplated hereby and thereby and the signatures of such person or persons;
(g)(i) a copy of the resolutions of the board of directors (or executive committee) of Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Trust Company, duly authorizing the execution, delivery and performance by Trust Company and Owner Trustee of the Operative Documents executed and to be executed by each such party and each other document required to be executed and delivered by each such party in accordance with the provisions hereof; (ii) copies of the articles of association, by-laws and/or other constituent documents of Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Trust Company, together with all amendments and supplements thereto; and (iii) an incumbency certificate of Trust Company, dated as of the Delivery Date, as to the persons authorized to execute and deliver this Agreement, the other Operative Documents to which Trust Company or Owner Trustee is or is to be a party and each other document executed or to be executed on behalf of Trust Company or Owner Trustee in connection with the transactions contemplated hereby and thereby and the signatures of such person or persons;
(h) officer’s certificates, dated the Delivery Date, from (i) Lessee, certifying as to the correctness of each of the matters stated in Section 4.1.4 (insofar as the same relate to Lessee or the Aircraft); and (ii) each of Trust Company, Owner Trustee [and], Owner Participant [and Owner Participant Guarantor], certifying that no Lessor’s Lien attributable to such party exists, and further certifying as to the correctness of each of the matters stated in Section 4.1.4 (insofar as the same relate to such Person); and
(i) opinions, dated the Delivery Date, from (i) [David A. Allen], Esq., [Associate] General Counsel of Lessee, addressed to Owner Participant and Owner Trustee, in substantially the form attached hereto as Exhibit A, (ii) [Ray, Quinney & Nebeker P.C.], special counsel for Owner Trustee, addressed to Owner Participant and Lessee, in substantially the form attached hereto as Exhibit B, and (iii) opinion(s) of in-house/external counsel of Owner Participant [and in-house/external counsel of Owner Participant Guarantor, in each case] addressed to Owner Trustee and Lessee, in form and substance satisfactory to Lessee.
4.1.2 No Violation. No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate governmental authorities or any court that would make it a violation of law or regulation for Lessee, Owner Participant or Owner Trustee to execute, deliver and perform its respective obligations under this Agreement or the other Operative Documents and any transactions contemplated by this Agreement or the other Operative Documents.
4.1.3 No Proceedings. No action or proceeding or governmental action shall have been instituted or threatened before any court or governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental authority, at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the other Operative Documents or the transactions contemplated hereby and thereby.
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4.1.4 Representations, Warranties and Covenants. On the Delivery Date, the representations and warranties of each of Lessee and Trust Company made herein and in the other Operative Documents shall be correct and accurate in all material respects, in each case as though made on and as of such date, or if such representations and warranties relate solely to an earlier date, as of such earlier date, and each of Lessee and Trust Company shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in the other Operative Documents to which it is party to be observed and performed by it as of the Delivery Date.
4.1.5 Governmental Authority. All appropriate actions required to have been taken prior to the Delivery Date in connection with the transactions contemplated by this Agreement and the other Operative Documents by any governmental authority shall have been taken, and all orders, permits, waivers, exemptions, authorizations and approvals of any governmental authority required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement and the other Operative Documents (other than the filings and registrations referred to in Section 5.1.7) shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Delivery Date.
4.1.6 No Event of Default. On the Delivery Date, no event has occurred and is continuing that constitutes an Event of Default.
4.1.7 Aircraft Status. The Aircraft shall have been duly certified by the FAA as to type and shall otherwise meet the conditions specified in the American/Airbus Purchase Agreement.
4.1.8 Sales Tax. Lessee shall have provided such exemption certificates for sales, use, value added, goods and services, transfer, stamp or similar Tax purposes with respect to the delivery and lease of the Aircraft as Owner Participant may reasonably request.
4.1.9 Filings. On the Delivery Date, (a) the Lease and Lease Supplement No. 1 shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code and (b) a precautionary UCC financing statement covering the Lease shall have been duly filed in the State of Delaware (or arrangements shall have been made for filing promptly after the Delivery Date).
4.1.10 Aircraft Registration. Counsel to the FAA or Aviation Counsel shall have confirmed in writing that the Aircraft is registered or is eligible to be registered in the name of Owner Trustee.
4.1.11 No Event of Loss. On the Delivery Date, no event has occurred and is continuing that constitutes an Event of Loss with respect to the Aircraft.
4.1.12 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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4.2 Conditions Precedent to Obligations of Owner Trustee. The obligation of Owner Trustee to take the actions required by this Agreement to be taken by it at the Closing is subject to the satisfaction or waiver by Owner Trustee, prior to or at the Closing, of the conditions precedent set forth below in this Section 4.2; provided that it shall not be a condition precedent to the obligations of Owner Trustee that any document be delivered or action be taken that is to be delivered or be taken by Owner Trustee or by a Person within Owner Trustee’s control.
4.2.1 Delivery of Documents. Executed original counterparts or copies of the following documents shall have been received by Owner Trustee or its special counsel, unless the failure to receive such document is the result of any action or inaction by Owner Trustee or by a Person within Owner Trustee’s control:
(a) the documents described in Section 4.1.1, except as specifically provided therein;
(b)(i) a copy of the resolutions of the board of directors (or executive committee) of Owner Participant, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant, duly authorizing the execution, delivery and performance by Owner Participant of the Operative Documents executed and to be executed by Owner Participant and each other document required to be executed and delivered by Owner Participant, in accordance with the provisions hereof; (ii) copies of the certificate of incorporation, by-laws and/or other constituent documents of Owner Participant, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant, together with all amendments and supplements thereto; and (iii) an incumbency certificate of Owner Participant, dated as of the Delivery Date, as to the persons authorized to execute and deliver this Agreement, the other Operative Documents to which Owner Participant is or is to be a party and each other document executed or to be executed on behalf of Owner Participant in connection with the transactions contemplated hereby and thereby and the signatures of such person or persons;
(c)(i) a copy of the resolutions of the board of directors (or executive committee) of Owner Participant Guarantor, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant Guarantor, duly authorizing the execution, delivery and performance by Owner Participant Guarantor of the Operative Documents executed and to be executed by Owner Participant Guarantor and each other document required to be executed and delivered by Owner Participant Guarantor, in accordance with the provisions hereof; (ii) copies of the certificate of incorporation, by-laws and/or other constituent documents of Owner Participant Guarantor, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant Guarantor, together with all amendments and supplements thereto; and (iii) an incumbency certificate of Owner Participant Guarantor, dated as of the Delivery Date, as to the persons authorized to execute and deliver the Operative Documents to which Owner Participant Guarantor is or is to be a party and each other document executed or to be executed on behalf of Owner Participant Guarantor in connection with the transactions contemplated hereby and thereby and the signatures of such person or persons;] and
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(d) [evidence of Owner Participant’s appointment of a process agent as provided in Section 10.7.7 and [of Owner Participant Guarantor’s appointment of a process agent as provided in the Owner Participant Guarantee and]2 [each] of such process agent’s acceptance of such appointment.]3
4.2.2 Other Conditions Precedent. Each of the conditions set forth in Sections 4.1.2, 4.1.3, 4.1.4, 4.1.5, 4.1.6, 4.1.7, 4.1.8, 4.1.9, 4.1.10 and 4.1.11 shall have been satisfied or waived by Owner Trustee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Owner Trustee or by a Person within Owner Trustee’s control.
4.3 Conditions Precedent to Obligations of Lessee. The obligation of Lessee to take the actions required by this Agreement to be taken by it at the Closing is subject to the satisfaction or waiver by Lessee, prior to or at the Closing, of the conditions precedent set forth below in this Section 4.3; provided that it shall not be a condition precedent to the obligations of Lessee that any document be delivered or action be taken that is to be delivered or be taken by Lessee or by a Person within Lessee’s control.
4.3.1 Delivery of Documents. Executed original counterparts or copies of the following documents shall have been received by Lessee or its counsel, unless the failure to receive such document is the result of any action or inaction by Lessee or by a Person within Lessee’s control:
(a) the documents described in Sections 4.1.1, [and] 4.2.1(b), [and 4.2.1(c)], [and 4.2.1(d)]4 except as specifically provided therein; and
(b) the Owner Participant Guarantee, if any.
4.3.2 Sales Tax. Owner Trustee and Owner Participant shall have provided such exemption certificates for sales, use, value added, goods and services, transfer, stamp or similar Tax purposes with respect to the delivery and lease of the Aircraft as Lessee may reasonably request, and Lessee shall be reasonably satisfied that no such Tax is payable with respect to such delivery and lease.
4.3.3 Tax Forms. Lessee shall have received from Owner Trustee a duly completed and executed original IRS Form W-9, and each of Lessee and Owner Trustee shall have received from Owner Participant a duly completed and executed original IRS Form [W-9]5 (and/or other applicable IRS Form(s)), in each case, establishing a complete exemption from U.S. federal withholding Taxes with respect to all payments of Rent or other amounts to or for the benefit of Owner Trustee or Owner Participant under the Operative Documents.
2     Include if Owner Participant Guarantor is foreign.
3     Include if foreign OP.
4     Include if foreign OP or foreign OP guarantor.
5     If foreign OP, replace W-9 with W-8BEN or other relevant IRS form(s).
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4.3.4 Representations, Warranties and Covenants. On the Delivery Date, the representations and warranties of each of Lessor, Trust Company, Owner Participant and Owner Participant Guarantor (if any) made herein and in the other Operative Documents shall be correct and accurate in all material respects, in each case as though made on and as of such date, or if such representations and warranties relate solely to an earlier date, as of such earlier date, and each of Lessor, Trust Company, Owner Participant and Owner Participant Guarantor (if any) shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in the other Operative Documents to which it is party to be observed and performed by it as of the Delivery Date.
4.3.5 Title. Title to the Aircraft shall have been conveyed to Owner Trustee (subject to the recordation of the FAA Bill of Sale with the FAA pursuant to Section 6.5.1 and the registration on the International Registry of the Sale of the Airframe and Engines from Manufacturer to Owner Trustee pursuant to Section 6.5.2), free and clear of Liens other than (a) the rights and interests of Owner Trustee and Lessee under the Lease and Lease Supplement No. 1 covering the Aircraft and (b) the beneficial interest of Owner Participant created by the Trust Agreement.
4.3.6 Filings. On the Delivery Date, the FAA Bill of Sale shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code.
4.3.7 Application for Registration. Counsel to the FAA or Aviation Counsel shall have confirmed in writing that the Aircraft is registered or is eligible to be registered in the name of Owner Trustee, the Aircraft shall be registered with the FAA in the name of the Owner Trustee (or application for registration of the Aircraft in the name of Owner Trustee shall have been duly made with the FAA) and Lessee has temporary or permanent authority to operate the Aircraft.
4.3.8 Other Conditions Precedent. Each of the conditions set forth in Sections 4.1.2, 4.1.3, 4.1.5, 4.1.7, 4.1.8, 4.1.9, 4.1.10 and 4.1.11 shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee or by a Person within Lessee’s control.
4.4 Aviation Counsel Opinions.
4.4.1 Filing Opinion. Promptly following the filings and registrations described in Sections 6.5.1 and 6.5.2, Lessee, Owner Trustee and Owner Participant shall receive an opinion addressed to each of them from Aviation Counsel, substantially in the form of Exhibit D.
4.4.2 Recordation Opinion. Promptly following the registration of the Aircraft, the recording of the FAA Bill of Sale, the Lease and Lease Supplement No. 1 pursuant to the Transportation Code, and the receipt of appropriate and correct recording information from the FAA, Lessee, Owner Trustee and Owner Participant shall receive an opinion addressed to each of them from Aviation Counsel, as to the due registration of the Aircraft, the due recording of such instruments and the lack of filing of any intervening documents with respect to the Aircraft.
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Section 5. Representations and Warranties.
5.1 Representations and Warranties of Lessee. Lessee hereby represents and warrants that as of the date hereof:
5.1.1 Organization. Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under the Operative Documents to which it is or will be a party.
5.1.2 Corporate Authorization; No Violation. The execution, delivery and performance by Lessee of this Agreement and the other Operative Documents to which it is or will be a party have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval or approval or consent of any trustee or holder of indebtedness or obligations of Lessee, except such as have been duly obtained, and do not and will not violate the certificate of incorporation or by-laws of Lessee or any current law, governmental rule, regulation, judgment or order binding on Lessee or violate or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Operative Documents) upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which Lessee or its properties is or are bound or affected.
5.1.3 Approvals. Neither the execution and delivery by Lessee of, nor the performance by Lessee of its obligations under, nor the consummation by Lessee of the transactions contemplated in, this Agreement and the other Operative Documents to which Lessee is or will be a party, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA or any other United States federal or state governmental authority having jurisdiction, or the International Registry, except for (a) the filings and registrations referred to in Section 5.1.7, (b) notices, filings, recordings and other actions required to be given, made or performed after the Delivery Date and (c) such action, as a result of any act or omission by Owner Trustee, Owner Participant or any Affiliate of any thereof, as may be required under the United States federal securities laws or the securities or other laws of any state thereof or other jurisdiction applicable to sales of securities.
5.1.4 Valid and Binding Agreements. This Agreement has been duly executed and delivered by Lessee and constitutes, and each other Operative Document to which Lessee will be a party will be duly executed and delivered by Lessee and, when executed and delivered, will constitute, the legal, valid and binding obligation of Lessee enforceable against Lessee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity and except, in the case of the Lease, as limited by applicable laws that may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for the practical realization of the rights and benefits intended to be provided thereby.
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5.1.5 Litigation. Except for such matters disclosed in press releases issued by AMR Corporation or Lessee or in public filings made with the Securities and Exchange Commission under the Exchange Act by AMR Corporation or Lessee, there are no pending or, to Lessee’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the ability of Lessee to perform its obligations under this Agreement or any of the other Operative Documents to which Lessee is or will be a party.
5.1.6 Securities Law. Neither Lessee nor any Person authorized to act on its behalf has directly or indirectly offered any interest in the Trust Estate or the Trust Agreement or any similar security to, or solicited any offer to acquire any of the same from, any Person in violation of the registration requirements of the Securities Act or any applicable securities law.
5.1.7 Registration and Recordation. Except for (a) the registration of the Aircraft with the FAA pursuant to the Transportation Code and periodic renewals of such registration as may be necessary under the FAA regulations governing U.S. registration of aircraft, (b) the filing for recordation with the FAA pursuant to the Transportation Code of the FAA Bill of Sale, the Lease and Lease Supplement No. 1 and (c) the registration on the International Registry of (i) the Sale of the Airframe and Engines from Manufacturer to Owner Trustee and (ii) the International Interests created under the Lease (as supplemented by Lease Supplement No. 1), no further filing or recording of any document is necessary or advisable in order to establish and perfect Owner Trustee’s interests in the Aircraft as against Lessee and any third parties in any jurisdiction within the United States, other than the filing of a precautionary financing statement in respect thereof under Article 9 of the UCC as in effect in the State of Delaware and the filing of continuation statements with respect thereto required to be filed at periodic intervals under such UCC.
5.1.8 Certificated Air Carrier. Lessee is a Certificated Air Carrier.
5.2 Representations and Warranties of Owner Participant. Owner Participant hereby represents and warrants that as of the date hereof:
5.2.1 Organization. Owner Participant is [type of entity] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization] and has the [corporate] power and authority to own or hold under lease its properties, to carry on its business and operations and to enter into and perform its obligations under the Operative Documents to which it is or will be a party.
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5.2.2 Corporate Authorization; No Violation. The execution, delivery and performance by Owner Participant of this Agreement and the other Operative Documents to which it is or will be party have been duly authorized by all necessary [corporate] action on the part of Owner Participant, do not require any [stockholder] approval or approval or consent of any trustee or holder of indebtedness or obligations of Owner Participant, except such as have been duly obtained, or violate or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Operative Documents) upon the property of Owner Participant under, any indenture, mortgage, contract or other agreement to which Owner Participant is a party or by which Owner Participant or its properties is or are bound or affected. The execution, delivery and performance by Owner Participant of this Agreement and the other Operative Documents to which it is or will be party and the acquisition by Owner Participant of its interest in the Trust Estate (and the rights related thereto) do not and will not violate the [organizational documents] of Owner Participant or any current law, governmental rule, regulation, judgment or order binding on Owner Participant (including, without limitation, any such law, rule, regulation, judgment or order relating to money-laundering, anti-corruption or export control or imposing economic sanctions).
5.2.3 Approvals. Neither the execution and delivery by Owner Participant of, nor the performance by Owner Participant of its obligations under, nor the consummation by Owner Participant of the transactions contemplated in, this Agreement and the other Operative Documents to which Owner Participant is or will be a party, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of any [jurisdiction of organization] governmental authority having jurisdiction.
5.2.4 Valid and Binding Agreements. This Agreement has been duly executed and delivered by Owner Participant and constitutes, and each other Operative Document to which Owner Participant will be a party will be duly executed and delivered by Owner Participant and, when executed and delivered, will constitute, the legal, valid and binding obligation of Owner Participant enforceable against Owner Participant in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
5.2.5 Litigation. There are no pending or, to Owner Participant’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the ability of Owner Participant to perform its obligations under this Agreement or any of the other Operative Documents to which Owner Participant is or will be a party.
5.2.6 Securities Law. Neither Owner Participant nor any Person authorized to act on its behalf has directly or indirectly offered any interest in the Trust Estate or the Trust Agreement or any similar security to, or solicited any offer to acquire any of the same from, any Person in violation of the registration requirements of the Securities Act or any other applicable securities law.
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5.2.7 No Liens. On the Delivery Date, there are no Lessor’s Liens attributable to it.
5.2.8 Citizenship. Either (a) Owner Participant is a Citizen of the United States or (b) the Trust Agreement is in a form that permits the Aircraft to be registered with the FAA in the name of Owner Trustee (without regard to any provision of applicable law that permits FAA registration of an aircraft by limiting its location and usage but with regard to voting trust provisions and provisions delegating certain control rights to Owner Trustee), notwithstanding the failure of Owner Participant to be a Citizen of the United States.
5.2.9 ERISA. Either (a) no part of the funds to be used by Owner Participant to make and hold its investment pursuant to this Agreement directly or indirectly constitutes assets of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or of any “plan” (as defined in Section 4975(e) of the Code) or (b) its purchase and holding of its interest in the Trust Estate and its investment pursuant to this Agreement are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.
5.2.10 Qualifying Institution. Owner Participant shall be a Qualifying Institution (as defined in Section 8.2(a)(ii)) as of the Delivery Date.
5.2.11 Tax Status. [Owner Participant is a domestic [corporation][partnership] for U.S. federal income tax purposes.]6
5.3 Representations and Warranties of Owner Trustee and Trust Company. Wells Fargo Bank Northwest, National Association, as Trust Company (except with respect to Sections 5.3.4(b), 5.3.5(b) and 5.3.7(b)) and as Owner Trustee, hereby represents and warrants that as of the date hereof:
5.3.1 Organization. Trust Company is a national banking association duly organized and validly existing and in good standing under the laws of the United States and has the corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to enter into and perform its obligations under the Operative Documents to which it is or will be a party.
6     If Owner Participant is a foreign entity, replace with language to the following effect: “Owner Participant is (x) taxed as a [corporation] for U.S. federal income tax purposes, (y) a corporation resident in [ ] for [ ] tax purposes [(by virtue of being managed and controlled in [ ])] and (z) a resident of [ ] within the meaning of the income tax convention between [ ] and the United States (the “Treaty”) and fully eligible for the benefits of the [“Business Profits”][“Industrial or Commercial Profits”], “Interest” and “Other Income” articles of the Treaty with respect to all payments under the Lease and the other transaction documents and all income of Lessor with respect thereto.” If a foreign Owner Participant is tax-transparent, add similar language regarding its owners. In addition, in the case of a foreign Owner Participant, Lessee will need to understand whether the Owner Participant’s country imposes, under the Law in effect on the Delivery Date, any Taxes on the delivery of the Aircraft to Lessee under the Lease, or requires any stamp, value added or similar Taxes to be charged or collected by Lessee or Owner Trustee with respect to the Operative Documents or any Rent.
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5.3.2 Corporate Authorization. The execution, delivery and performance by each of Trust Company and Owner Trustee of this Agreement and the other Operative Documents to which it is or will be party have been duly authorized by all necessary corporate action on the part of Trust Company or Owner Trustee, as the case may be, do not require any stockholder approval or approval or consent of any trustee or holder of indebtedness or obligations of Trust Company or Owner Trustee, except as such as have been duly obtained, and do not and will not violate the certificate of incorporation or by-laws of Trust Company or any current law, governmental rule, regulation, judgment or order binding on Trust Company or Owner Trustee pertaining to its banking, trust or fiduciary powers or violate or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Operative Documents) upon the property of Trust Company or Owner Trustee under, any indenture, mortgage, contract or other agreement to which Trust Company or Owner Trustee is a party or by which Trust Company or Owner Trustee or its properties is or are bound or affected.
5.3.3 Approvals. Neither the execution and delivery by Trust Company or Owner Trustee of, nor the performance by Trust Company or Owner Trustee of its obligations under, nor the consummation by Trust Company or Owner Trustee of the transactions contemplated in, this Agreement and the other Operative Documents to which Trust Company or Owner Trustee is or will be a party, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any United States federal or Utah state governmental authority having jurisdiction over its banking, trust or fiduciary powers.
5.3.4 Valid and Binding Agreements. (a) This Agreement has been duly executed and delivered by Trust Company and constitutes, and each other Operative Document to which Trust Company will be a party will be duly executed and delivered by Trust Company and, when executed and delivered, will constitute, the legal, valid and binding obligation of Trust Company enforceable against Trust Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
(b) This Agreement has been duly executed and delivered by Owner Trustee and constitutes, and each other Operative Document to which Owner Trustee will be a party will be duly executed and delivered by Owner Trustee and, when executed and delivered, will constitute, the legal, valid and binding obligation of Owner Trustee enforceable against Owner Trustee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
5.3.5 Litigation. (a) There are no pending or, to Trust Company’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the financial condition of Trust Company or the ability of Trust Company to perform its obligations under this Agreement or any of the other Operative Documents to which Trust Company is or will be a party.
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(b) There are no pending or, to Owner Trustee’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the financial condition of Owner Trustee or the ability of Owner Trustee to perform its obligations under this Agreement or any of the other Operative Documents to which Owner Trustee is or will be a party.
5.3.6 Securities Law. Neither Owner Trustee nor Trust Company nor any Person authorized to act on their respective behalf has directly or indirectly offered any interest in the Trust Estate or the Trust Agreement or any similar security for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the registration requirements of the Securities Act or any applicable securities law.
5.3.7 No Liens; Title. (a) On the Delivery Date, there are no Lessor’s Liens attributable to Trust Company.
(b) On the Delivery Date, there are no Lessor’s Liens attributable to Owner Trustee.
(c) On the Delivery Date, Owner Trustee shall have received whatever title to the Aircraft was conveyed to it by Manufacturer.
5.3.8 Citizenship. Each of Owner Trustee and Trust Company is a Citizen of the United States (without making use of a voting trust agreement or a voting powers agreement).
5.3.9 No Taxes. There are no Taxes imposed by the State of Utah or any political subdivision thereof in connection with the execution and delivery by Trust Company or Owner Trustee of this Agreement or the other Operative Documents to which it is a party or the acquisition by Owner Trustee of its interest in the Aircraft. There are no Taxes imposed by the State of Utah or any political subdivision thereof on Owner Trustee or Trust Company (other than franchise or other taxes based on or measured by any fees or compensation received for services rendered as Owner Trustee) in connection with the ownership and leasing of the Aircraft under, or the performance by Trust Company or Owner Trustee of, the Lease or the other Operative Documents to which it is a party, which Taxes would not have been imposed if the Trust Agreement were not governed by Utah law and neither Trust Company nor Owner Trustee had its principal place of business in, held the Trust Estate in or performed its duties under the Trust Agreement and the other Operative Documents in the State of Utah.
Section 6. Covenants and Agreements.
6.1 Covenants of Lessee.
6.1.1 Corporate Existence; Certificated Air Carrier. Lessee shall at all times maintain its corporate existence (except as permitted by Section 6.1.3) and shall do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and
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statutory) and franchises to the extent deemed necessary in the good faith judgment of Lessee in the ordinary course of business except for any right or franchise that Lessee determines is no longer necessary or desirable in the conduct of its business. Lessee shall, for as long as and to the extent required under Section 1110 in order that Lessor be entitled to the benefits of Section 1110 with respect to the Aircraft (if any), remain a Certificated Air Carrier.
6.1.2 Financial and Other Information. Lessee agrees to furnish Owner Trustee and Owner Participant:
(a) within 60 days after the end of each of the first three quarterly periods in each fiscal year of Lessee during the Term, either (i) a consolidated balance sheet of Lessee and its consolidated subsidiaries as of the close of such period, together with the related consolidated statements of income for such period, or (ii) a report of Lessee on Form 10-Q in respect of such period in the form filed with the Securities and Exchange Commission;
(b) within 120 days after the close of each fiscal year of Lessee during the Term, either (i) a consolidated balance sheet of Lessee and its consolidated subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income for such fiscal year, as certified by independent public accountants, or (ii) a report of Lessee on Form 10-K in respect of such year in the form filed with the Securities and Exchange Commission;
(c) within 120 days after the close of each fiscal year of Lessee during the Term, a certificate of Lessee signed by a Responsible Officer of Lessee, to the effect that the signer has reviewed the relevant terms of the Lease and has made, or caused to be made under his or her supervision, a review of the transactions and condition of Lessee during the accounting period covered by the financial statements referred to in clause (b) above, and that such review has not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as of the date of such certificate, of any Event of Default or, if any such Event of Default exists or existed, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto; and
(d) such other non-confidential information readily available to Lessee without undue expense as Owner Trustee shall reasonably request.
The items required to be furnished pursuant to clause (a) and clause (b) above shall be deemed to have been furnished on the date on which such item is posted on the Securities and Exchange Commission’s website at www.sec.gov, and such posting shall be deemed to satisfy the requirements of clause (a) and clause (b); provided that Lessee shall deliver a paper copy of any item referred to in clause (a) and clause (b) above to Owner Trustee and Owner Participant if Owner Participant so requests.
6.1.3 Merger. Lessee shall not consolidate with or merge into any other Person, or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:
(a) the Person formed by such consolidation or into which Lessee is merged or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of Lessee as an entirety (the “Successor”):
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(i) if and to the extent required under Section 1110 in order that Lessor continues to be entitled to any benefits of Section 1110 with respect to the Aircraft, shall be a Certificated Air Carrier; and
(ii) shall execute and deliver to Owner Trustee and Owner Participant an agreement in form reasonably satisfactory to Owner Participant containing an assumption by such Successor of the due and punctual performance and observance of each covenant and condition to be performed or observed by Lessee of each of the Operative Documents to which Lessee is a party;
(b) immediately after giving effect to such transaction, no Event of Default caused by such transaction shall have occurred and be continuing; and
(c) Lessee shall have delivered to Owner Trustee and Owner Participant an officer’s certificate and an opinion of counsel (which may be Lessee’s General Counsel), each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement described in clause (a) above comply with this Section 6.1.3 and that all conditions precedent herein provided for relating to such transaction have been complied with (except that such opinion need not cover the matters referred to in clause (b) above and may rely, as to factual matters, on an officer’s certificate of Lessee) and, in the case of such opinion, that such assumption agreement has been duly authorized, executed and delivered by the Successor, constitutes its legal, valid and binding obligation and is enforceable against the Successor in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.
Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety in accordance with this Section 6.1.3, the Successor shall succeed to, be substituted for, and may exercise every right and power of, and shall assume every obligation and liability of, Lessee under the Operative Documents with the same effect as if the Successor had been named as Lessee herein; and thereafter, Lessee shall be released and discharged from all obligations and covenants under the Operative Documents.
6.1.4 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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(c) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(d) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(e) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
6.2 Covenants of Owner Participant.
6.2.1 Owner Trustee Obligations. Owner Participant agrees that it will not direct Owner Trustee to take any action in violation of any agreement or undertaking of Owner Trustee in any of the Operative Documents.
6.2.2 Replacement of Owner Trustee. Owner Participant agrees not to remove the institution acting as Owner Trustee, and not to replace the institution acting as Owner Trustee in the event that such institution resigns as Owner Trustee, without in either case having obtained Lessee’s prior written consent (such consent not to be unreasonably withheld); provided that Lessee’s consent shall not be required if any Event of Default shall have occurred and be continuing. In any such event, a new Owner Trustee selected by Owner Participant which is a Citizen of the United States and, unless an Event of Default shall have occurred and be continuing, is acceptable to Lessee, shall be substituted for Owner Trustee; provided that Owner Participant shall not choose a replacement Owner Trustee which, in the good faith opinion of Lessee, may (or, if an Event of Default shall have occurred and be continuing, Owner Participant shall use its best efforts to select a replacement Owner Trustee which will not) result in additional liability to Lessee pursuant to Section 7.1. or 7.2, except in the case of a mandatory or voluntary resignation of Owner Trustee where Lessee has not proposed an alternative Owner Trustee that is reasonably satisfactory to Owner Participant.
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6.2.3 Certain Payments. Owner Participant agrees to pay or cause Owner Trustee to pay all or any portion of [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] pursuant to Section 6.1.4(e) as and when specified in such Section.
6.2.4 Replacement Engines. Owner Participant agrees that, in the case of any Replacement Engine substituted pursuant to Section 8(d) of the Lease or any engine substituted pursuant to Section I of the Return Conditions, Owner Trustee is hereby authorized and directed to take the actions specified in Section 8(d) of the Lease or Section I of the Return Conditions, as applicable, with respect to such Replacement Engine or engine, as applicable.
6.3 Covenants of Owner Trustee and Trust Company.
6.3.1 FAA and International Registry Correspondence. Owner Trustee agrees to furnish to Lessee copies of (a) all periodic reports sent by it to the FAA (or to the aeronautical authority of the country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States) or the International Registry relating to the Aircraft, (b) all notices, certificates of aircraft registration and other documents and correspondence received by it from the FAA (or from the aeronautical authority of the country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States) or the International Registry relating to the Aircraft and (c) any other notices, assessments, affidavits, instruments or other documents relating to the Aircraft, the Trust Estate or Owner Trustee’s ownership thereof in its possession after the date hereof.
6.3.2 Distribution of Funds. With respect to any amount stated in the Lease or any other Operative Document to be distributable by Trust Company or Owner Trustee to Lessee or Owner Participant, each of Trust Company and Owner Trustee, upon receipt thereof, agrees to distribute such amount (or cause such amount to be distributed) to Lessee or Owner Participant, as applicable, in accordance with the terms of the Lease or such other Operative Document.
6.3.3 Indebtedness and Other Business. Each of Trust Company and Owner Trustee agrees that Owner Trustee will not create, incur or assume any indebtedness for money borrowed, or enter into any business or other activity, except to the extent expressly provided in this Agreement or the other Operative Documents.
6.3.4 Trust Administration. Each of Owner Trustee and Trust Company agrees that it will perform all of its administrative duties under this Agreement and the other Operative Documents solely in the State of Utah or in such other location to which the situs of the Trust is moved in accordance with Section 6.4.9, except to the extent necessary to exercise any of its rights or remedies to the extent permitted by applicable laws in connection with an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.
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6.3.5 Banking Law Filing. Trust Company agrees to make any filing required to be made under Section 131.3 of the New York State Banking Law.
6.3.6 Funds Transfer Fees. Each of Owner Trustee and Trust Company agrees that it will not impose, directly or indirectly, any lifting charge, cable charge, remittance charge or any other charge or fee on any transfer by Lessee of funds to, through or by Owner Trustee and Trust Company pursuant to any Operative Document, except as may be otherwise agreed to in writing by Lessee (in which case such agreed charge or fee shall be for Lessee’s account).
6.4 Other Covenants.
6.4.1 Lessor’s Liens. Each of Owner Participant and Trust Company agrees that (a) it shall promptly, at its own cost and expense, take such action as may be necessary duly to discharge and satisfy in full any Lessor’s Lien attributable to it if the same shall arise at any time (by bonding or otherwise, so long as Lessee’s operation and use of the Aircraft is not impaired); provided that Owner Participant may, for a period of not more than 60 days, contest any such Lessor’s Lien diligently and in good faith by appropriate proceedings so long as such contest does not involve any material risk of the sale, forfeiture or loss of or loss of use of the Airframe or any Engine or any material risk of criminal penalties or material civil penalties being imposed on Lessee, and (b) it shall indemnify and hold harmless the other parties hereto from and against any loss, cost, Tax, expense or damage (including reasonable legal fees and expenses) that may be suffered or incurred by any of them as a result of its failure to promptly discharge or satisfy in full any such Lessor’s Lien.
6.4.2 Vesting of Title. Each of Owner Participant, Owner Trustee and Trust Company agrees that in each instance in which the Lease provides that title to the Aircraft, any Engine, engine, Part or Obsolete Part shall be transferred to or vest in Lessee, title to such Aircraft, Engine, engine, Part or Obsolete Part shall vest in Lessee, free and clear of all right, title and interest of such party, Lessor’s Liens and Liens of the type described in Section 6(h) of the Lease, and each of Owner Participant, Owner Trustee and Trust Company shall do all acts necessary to discharge all such Liens and other rights held by it in such Aircraft, Engine, engine, Part or Obsolete Part.
6.4.3 Quiet Enjoyment. Each of Owner Participant, Owner Trustee and Trust Company agrees that, except as expressly permitted by Section 15 of the Lease following an Event of Default that has occurred and is continuing, notwithstanding anything herein or in any other Operative Document to the contrary, neither it nor any Person claiming by, through or under it shall (a) discharge the registration with the International Registry of the International Interests arising with respect to the Lease, (b) transfer the right to discharge any of such International Interests to any other Person or cause any such right to be so transferred or (c) take or cause to be taken any action inconsistent with Lessee’s rights under the Lease and its right to quiet enjoyment of the Aircraft, the Airframe, any Engine or any Part, or otherwise in any way interfere with or interrupt the use, operation and continuing possession of the Aircraft, the Airframe, any Engine or any Part by Lessee or any sublessee, assignee or transferee under any sublease, assignment or transfer then in effect and permitted by the terms of the Lease.
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6.4.4 Aircraft Registration. Each of Owner Participant, Owner Trustee and Trust Company agrees (a) to execute and deliver all documents and instruments required by the FAA from time to time or as Lessee reasonably requests for the purpose of effecting and continuing the United States registration of the Aircraft pursuant to Section 7(a) of the Lease, (b) to cooperate with Lessee in effecting and continuing any foreign re-registration of the Aircraft pursuant to Section 7(a) of the Lease and (c) to perform all action necessary or appropriate in order for Lessee to have temporary or permanent authority under applicable United States federal law to operate the Aircraft as contemplated by the Lease.
6.4.5 Interest in Certain Engines. Each of Owner Participant, Owner Trustee and Trust Company agrees, for the benefit of the lessor, conditional vendor or secured party of any airframe or any engine leased, purchased or owned by Lessee subject to a lease, conditional sale or other security agreement, that it will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any engine or engines as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are subject to such lease, conditional sale or other security agreement.
6.4.6 Compliance with Trust Agreement. Each of Owner Participant, Owner Trustee and Trust Company agrees (a) to comply with all of the terms of the Trust Agreement (as the same may hereafter be amended or supplemented from time to time in accordance with the terms thereof and clause (b) of this Section 6.4.6) applicable to it, (b) not to amend, supplement or otherwise modify any provision of the Trust Agreement without Lessee’s prior written consent (such consent not to be unreasonably withheld) and (c) notwithstanding anything to the contrary contained in the Trust Agreement, not to terminate or revoke the Trust Agreement or the trusts created by the Trust Agreement without Lessee’s prior written consent (such consent not to be unreasonably withheld).
6.4.7 Warranties. Each of Owner Participant, Owner Trustee and Trust Company agrees that, so long as no Event of Default shall have occurred and be continuing, Lessee shall, throughout the Term, have the benefit of and shall be entitled to enforce, either in its own name or in the name of Owner Trustee for the use and benefit of Lessee, any and all warranties of any Person (whether express or implied) in respect of the Aircraft, the Airframe, any Engine or any Part, and each of Owner Participant, Owner Trustee and Trust Company agrees to execute and deliver such further documents and take such further action, as may be reasonably requested by Lessee and at Lessee’s cost and expense, as may be necessary to enable Lessee to obtain such warranty service or the benefits of any such warranty as may be furnished for the Aircraft, Airframe, any Engine or any Part by such Person. Each of Owner Participant, Owner Trustee and Trust Company hereby appoints and constitutes Lessee, for the duration of the Term except at such times as an Event of Default shall have occurred and be continuing, its agent and attorney-in-fact during the Term to assert and enforce, from time to time, in the name and for the account of Owner Trustee and Lessee, as their interests may appear, but in all cases at the cost and expense of Lessee, whatever claims and rights any of them may have against such Person.
6.4.8 Bankruptcy of Trust Estate. Each of Owner Participant, Trust Company and Owner Trustee agrees that it shall not commence or join in any action to subject the Trust Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.
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6.4.9 Change in Situs of Trust. Each of Owner Participant, Trust Company and Owner Trustee agrees that if, at any time, Lessee (a) certifies that Lessee has, or in its good faith opinion will, become obligated to pay an amount pursuant to Section 7.2, and such amount would be reduced or eliminated if the situs of the Trust were changed and (b) requests that the situs of the Trust be moved to another state in the United States from the state in which it is then located, Owner Participant shall direct such change in situs as may be specified in writing by Lessee, and Owner Participant and Owner Trustee shall take whatever action as may be reasonably necessary to accomplish such change. All reasonable out-of-pocket fees and expenses of Owner Participant, Trust Company and Owner Trustee incurred in connection with such a change in situs shall be borne by Lessee. Notwithstanding anything to the contrary contained herein or in any other Operative Document, Owner Participant and Owner Trustee will not consent to or direct a change in the situs of the Trust without the prior written consent of Lessee.
6.4.10 Insurance. Each of Owner Participant, Owner Trustee and Trust Company agrees not to obtain or maintain insurance for its own account if such insurance would limit or otherwise adversely affect the coverage or amounts payable under, or increase the premiums for, any insurance required to be maintained pursuant to Section 11 of the Lease or any other insurance maintained by Lessee.
6.4.11 Stamp Tax. Owner Participant shall pay any stamp, documentation or similar Tax imposed or levied upon or in respect of its execution or delivery of this Agreement or any other Operative Document by any jurisdiction outside the United States in which it (a) is organized, (b) has its principal office or an office through which it is acting hereunder or (c) executes or delivers any such document.
6.5 Filings.
6.5.1 FAA Filings. On the Delivery Date, Lessee and Owner Trustee will cause the FAA Bill of Sale, the Application for Aircraft Registration, the Lease and Lease Supplement No. 1 to be promptly filed and recorded, or filed for recording, with the FAA to the extent permitted under the Transportation Code or required under any other applicable United States law, in the following order: first, the FAA Bill of Sale; second, the Application for Aircraft Registration; and third, the Lease, to be effected by so filing the Lease with Lease Supplement No. 1 attached thereto.
6.5.2 International Registry Filings. On or promptly after the Delivery Date, Lessee and Owner Trustee will cause the registration of the following to be effected on the International Registry in accordance with the Cape Town Treaty in the following order: first, the Sale of the Airframe and Engines from Manufacturer to Owner Trustee; and second, the International Interests created under the Lease (as supplemented by Lease Supplement No. 1). Lessee and Owner Trustee each shall also, as and to the extent applicable, consent to such registrations upon the issuance of a request for such consent by the International Registry.
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Section 7. Indemnification and Expenses.
7.1 General Indemnity.
7.1.1 Claims Indemnified. Subject to Section 7.1.2, if the Closing occurs, Lessee agrees to indemnify and hold harmless each Indemnified Person on an After-Tax Basis against any and all Claims imposed on, incurred by or asserted against such Indemnified Person resulting from or arising out of (a) Lessee’s use, possession and operation of the Aircraft, including the control, delivery, redelivery, location, pooling, maintenance, repair, substitution, replacement, registration, re-registration, sublease, storage, modification, alteration, return, transfer or other disposition of the Aircraft, the Airframe, any Engine or any Part (including, without limitation, with respect thereto, any such Claim for any death or injury to passengers or others, any such Claim for any damage to the environment, and any such Claim for patent, trademark or copyright infringement) and (b) any incorrectness of any representations or warranties of Lessee contained in any Operative Document, or any failure by Lessee to perform or observe any covenant, agreement or other obligation to be performed or observed by Lessee under the Lease and the other Operative Documents.
7.1.2 Claims Excluded. Lessee shall have no obligation to indemnify and hold harmless any Indemnified Person under Section 7.1 (or otherwise under the Operative Documents) with respect to Claims described in any one or more of the following subsections:
(a) Any Claim to the extent attributable to acts or events occurring after the earlier of (i) the return of the Aircraft to Lessor pursuant to Section 5 of the Lease and (ii) the expiration or earlier termination of the Lease except to the extent such Claim arises pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(b) Any Claim that is or is attributable to a Tax (including any Tax benefits), whether or not Lessee is required to indemnify therefor under Section 7.2, it being agreed that Section 7.2 sets forth Lessee’s entire liability with respect to Taxes, other than Taxes taken into account in order to make an indemnity payment under this Section 7.1 on an After-Tax Basis;
(c) Any Claim to the extent attributable to the gross negligence or willful misconduct of any Indemnified Person (other than the gross negligence or willful misconduct imputed as a matter of law to any Indemnified Person solely by reason of its interest in the Aircraft);
(d) Any Claim to the extent attributable to the failure by any Indemnified Person to perform or observe any covenant, agreement or other obligation to be performed or observed by it under, or any incorrectness of any representations or warranties of any Indemnified Person contained in, the Lease or any other Operative Document or any agreement relating hereto or thereto to which any such Indemnified Person is a party;
(e) Any Claim that constitutes a Permitted Lien;
(f) Any Claim to the extent attributable to the Transfer (voluntary or involuntary) (i) by any Indemnified Person of any interest in the Aircraft, the Airframe, any
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Engine, any Part, the Trust Estate, Rent or any interest arising under any Operative Document, or any similar interest or security, in each case other than such a Transfer pursuant to the Return Conditions or Section 8 or 10 of the Lease or pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing, or (ii) of any interest (direct or indirect) in any Indemnified Person;
(g) Any Claim to the extent attributable to a failure on the part of Owner Trustee to distribute in accordance with the Operative Documents any amounts received and distributable by it thereunder;
(h) Any Claim to the extent relating to any cost, fee, expense or other payment obligation (i) that is payable or borne by (A) Lessee pursuant to any expense, indemnification, compensation or reimbursement provision of any Operative Document other than this Section 7.1 or (B) a Person other than Lessee pursuant to any provision of any Operative Document or (ii) that such Indemnified Person expressly agrees shall not be payable or borne by Lessee;
(i) Any Claim to the extent that it is an ordinary and usual operating or overhead expense;
(j) Any Claim resulting from a violation of ERISA or a “prohibited transaction” under Section 4975 of the Code;
(k) Any Claim that would not have arisen but for the authorization, giving or withholding of any future amendments, supplements, waivers or consents with respect to any Operative Document, other than such (i) as are requested in writing by Lessee, or (ii) that occur as a result of the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(l) Any Claim that would not have arisen but for any indebtedness, head lease, swap, hedge, or other financing (other than the Lease) arrangements of any Indemnified Person relating to the Aircraft, the Airframe, any Engine, any Part, Rent or any Operative Document; provided that, in the case of any such Claim against any Back-Leveraging Indemnified Person, such Claim shall only be excluded by this subsection (l) to the extent that the nature of such Claim is different than it would have been had such Back-Leveraging Indemnified Person (i) been Lessor or Owner Participant or an officer, director, servant, agent, successor and permitted assign of Lessor or Owner Participant, as applicable, and (ii) entered into the Operative Documents but not the other documents relating to the applicable Back-Leveraging Transaction;
(m) Any Claim that would not have arisen but for the failure of Trust Company, Owner Trustee or Owner Participant to be a Citizen of the United States; and
(n) Any Claim that is attributable to or relates to any broker’s fee, commission or finder’s fee in connection with any transaction contemplated by the Operative Documents (other than such fees of Lessee’s lease advisor, SkyWorks Capital, LLC).
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7.1.3 Indemnified Person. All rights (including, without limitation, the right to receive any indemnity payment under this Section 7.1) of an Indemnified Person and any member of such Indemnified Person’s Related Indemnitee Group shall be exercised solely by an Indemnified Person who is a party to this Agreement. If any Indemnified Person fails to comply with this Section 7.1, such Indemnified Person shall not be entitled to indemnity under this Section 7.1 with respect to any Claim to the extent (but only to the extent) that Lessee shall have been prejudiced by such failure and that such failure is not the result of or otherwise attributable to the failure of Lessee to comply with any of its duties or obligations under this Section 7.1.
7.1.4 Insured Claims. If any Claim indemnified by Lessee is covered by a policy of insurance maintained by Lessee pursuant to Section 11 of the Lease, each Indemnified Person agrees to cooperate, at Lessee’s expense, with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.
7.1.5 Claims Procedure. An Indemnified Person shall promptly notify Lessee of any Claim as to which indemnification is sought. Any amount payable by Lessee to any Indemnified Person pursuant to this Section 7.1 shall be paid within 30 days after receipt of a written demand therefor from such Indemnified Person accompanied by a written statement describing in reasonable detail the Claim which is the subject of and basis for such indemnity and the computation of the amount so payable.
Subject to the rights of insurers under policies of insurance maintained by Lessee, Lessee shall have the right to investigate, and the right in its sole discretion to defend or compromise, any Claim for which indemnification is sought under this Section 7.1, and each Indemnified Person shall cooperate with all reasonable requests of Lessee in connection therewith; provided that Lessee shall reimburse such Indemnified Person for all reasonable costs and expenses incurred by it in connection therewith. No Indemnified Person shall enter into a settlement or other compromise with respect to any Claim without the prior written consent of Lessee, unless such Indemnified Person waives its right and the rights of its Related Indemnitee Group to be indemnified with respect to such Claim. Where Lessee or the insurers under a policy of insurance maintained by Lessee undertake the defense of an Indemnified Person with respect to a Claim, no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Lessee or such insurers; provided, however, that, if in the written opinion (a “Conflict Opinion”) of counsel to such Indemnified Person an actual or potential material conflict of interest exists where it is advisable for such Indemnified Person to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by Lessee. Subject to the requirements of any policy of insurance maintained by Lessee, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by Lessee pursuant to the preceding provisions; provided that such party’s participation does not, in the opinion of the independent counsel appointed by Lessee or its insurers to conduct such proceedings, interfere with such control; and such participation shall not constitute a waiver of the indemnification provided in this Section 7.1. Notwithstanding anything to the contrary contained herein, Lessee shall not under any circumstances be liable for the fees and expenses of more than one counsel for all Indemnified Persons except in the case of a delivery to Lessee of a Conflict Opinion with respect to each Indemnified Person seeking to be represented by separate counsel.
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7.1.6 Subrogation. To the extent that a Claim indemnified by Lessee under this Section 7.1 is in fact paid in full by Lessee and/or an insurer under a policy of insurance maintained by Lessee, Lessee and/or such insurer, as the case may be, shall, without any further action, be subrogated to the rights and remedies of the Indemnified Person on whose behalf such Claim was paid (other than rights and remedies of such Indemnified Person under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Such Indemnified Person shall give such further assurances or agreements and shall cooperate with Lessee or such insurer, as the case may be, to permit Lessee or such insurer to pursue such rights and remedies, if any, to the extent reasonably requested by Lessee and at Lessee’s expense. Should an Indemnified Person receive any payment from any party other than Lessee or its insurers, in whole or in part, with respect to any Claim paid in full by Lessee or its insurers hereunder, such Indemnified Person shall promptly pay the amount so received (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Claim) over to Lessee.
7.1.7 No Guaranty. Notwithstanding anything to the contrary contained in the Lease or in any other Operative Document, Lessee shall not have any responsibility for, or incur any liabilities as a result of, any residual value guaranty, deficiency guaranty or similar agreement in connection with the Aircraft, the Airframe, any Engine or any Part. In addition, nothing set forth in this Section 7.1 shall constitute a guarantee by Lessee that the Aircraft shall have any particular value, useful life or residual value.
7.2 General Tax Indemnity
7.2.1 Taxes Indemnified. Subject to Section 7.2.2, if the Closing occurs, Lessee agrees to indemnify and hold harmless each Tax Indemnitee on an After-Tax Basis against any and all Taxes imposed on any Tax Indemnitee, Lessee, the Aircraft, the Airframe, any Engine or any Part upon or with respect to (a) the Aircraft, the Airframe, any Engine or any Part, (b) the lease, possession, operation, use, non-use, control, purchase, sale, delivery, redelivery, location, pooling, maintenance, repair, substitution, replacement, registration, re-registration, purchase, sale, sublease, storage, modification, alteration, return, transfer or other disposition of the Aircraft, the Airframe, any Engine or any Part, (c) any Basic Rent or Supplemental Rent payable by or on behalf of Lessee, (d) any incorrectness of any representations or warranties of Lessee contained in any Operative Document, or any failure of Lessee to perform or observe any covenant, agreement or other obligation to be performed or observed by Lessee, under the Lease or any Operative Document or (e) the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing.
7.2.2 Taxes Excluded from Indemnity. Lessee shall have no obligation to indemnify and hold harmless any Tax Indemnitee under Section 7.2 (or otherwise under the Operative Documents) with respect to Taxes described in any one or more of the following subsections; provided that subsections (a) and (e) below shall not apply in determining the additional amount necessary to make any payment on an After-Tax Basis:
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(a) Taxes imposed by any government or taxing authority on, based on, measured by or with respect to capital, net worth, retained earnings, gross or net income or gross or net receipts or proceeds or that are doing business, franchise, minimum or withholding Taxes; provided that this subsection (a) shall not apply to (i) any such Taxes imposed by any government or taxing authority located outside the United States to the extent such Taxes would have been imposed had the sole connection between the Tax Indemnitee and such government or taxing authority been (A) the location, use, operation or presence of the Aircraft, the Airframe, any Engine or any Part in such jurisdiction, (B) the presence or activity of Lessee or any Permitted Sublessee or any Affiliate of either in such jurisdiction or (C) Lessee’s (or another Person on its behalf) making a payment from or through such jurisdiction or (ii) any sales, use, goods and services, license, value added or property Taxes, or Taxes of a similar nature, imposed by any government or taxing authority;
(b) Taxes that would not have been imposed but for (i) any Lessor’s Lien, (ii) the gross negligence or willful misconduct of any Tax Indemnitee (other than gross negligence or willful misconduct imputed as a matter of law to such Tax Indemnitee solely by reason of its interest in the Aircraft), (iii) the breach or inaccuracy of any representation, warranty or covenant of any Tax Indemnitee contained in any Operative Document (unless attributable to the breach by Lessee of any representation, warranty or covenant of Lessee contained in any Operative Document), or (iv) a failure of any Tax Indemnitee to comply with any certification, information, documentation, reporting or other similar requirement, if such compliance is necessary or appropriate to claim any relief from such Taxes for which such Tax Indemnitee was eligible, unless such failure is due to the failure of Lessee to comply with its obligations under Section 7.2.5 below;
(c) Taxes imposed on or with respect to a Transfer (voluntary or involuntary) (i) by a Tax Indemnitee of any interest in the Aircraft, the Airframe, any Engine, any Part, the Trust Estate, Rent or any interest arising under any Operative Document or (ii) of any interest (direct or indirect) in a Tax Indemnitee, in each case other than a Transfer pursuant to the Return Conditions or Section 8 or 10 of the Lease or pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(d) Taxes to the extent imposed with respect to any period commencing after the earlier of (i) the return of the Aircraft to Lessor pursuant to Section 5 of the Lease and (ii) the expiration or earlier termination of the Lease; provided that there shall not be excluded by this subsection (d) any Taxes to the extent (x) attributable to events occurring or matters arising prior to or simultaneously with the earlier of such times, (y) imposed with respect to any payment by Lessee under the Operative Documents after such date or (z) arising pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(e) Taxes imposed by any government or taxing authority to the extent such Taxes would not have been imposed but for a connection between any Tax Indemnitee or any Affiliate thereof and such government or taxing authority unrelated to the transactions contemplated by the Operative Documents;
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(f) Taxes to the extent such Taxes would not have been imposed but for an amendment or waiver with respect to any Operative Document, unless such amendment or waiver is (i) requested in writing by Lessee or (ii) made as a result of the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(g) value added Taxes imposed in lieu of a net income Tax by the United States or any state or local government or taxing authority thereof or therein;
(h) Taxes resulting from a violation of ERISA or a “prohibited transaction” under Section 4975 of the Code;
(i) Taxes on, based on, measured by or with respect to any consideration payable for services rendered by Trust Company as owner trustee;
(j) Taxes that would not have been imposed but for any indebtedness, head lease, swap, hedge or other financing (other than the Lease) arrangements of any Tax Indemnitee relating to the Aircraft, the Airframe, any Engine, any Part, Rent or any Operative Document; provided that, for the avoidance of doubt, Taxes imposed on a Back-Leveraging Indemnified Person, if any, that has been added as a Tax Indemnitee in a consent and acknowledgement described in Section 8.3.2(b) shall not be treated as described in this clause (j) to the extent that such Taxes would have been imposed on another Tax Indemnitee and would have been subject to indemnification by Lessee under this Section 7 had there been no such indebtedness, head lease, swap, hedge or other financing (other than the Lease) arrangements;
(k) Taxes in excess of the Taxes that would have been imposed and indemnified against by Lessee hereunder had there not been a Transfer (voluntary or involuntary) (i) by a Tax Indemnitee of any interest in the Aircraft, the Airframe, any Engine, any Part, the Trust Estate, Rent or any interest arising under any Operative Document or (ii) of any interest (direct or indirect) in a Tax Indemnitee, in each case other than a Transfer pursuant to the Return Conditions or Section 8 or 10 of the Lease or pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(l) withholding Taxes imposed by the U.S. federal government that would not have been imposed but for a Tax Indemnitee or any Person holding a direct or indirect interest in the Tax Indemnitee being other than a “United States person” within the meaning of Section 7701(a)(30) of the Code; or
(m) Taxes payable by Owner Participant under Section 6.4.11 of this Agreement.
7.2.3 Payment. Lessee shall pay any Tax for which it is liable pursuant to this Section 7.2 directly to the appropriate taxing authority, if allowable, or, if not so allowable, directly to the relevant Tax Indemnitee. Any amount payable directly to any Tax Indemnitee pursuant to this Section 7.2 shall be paid to such Tax Indemnitee on or prior to the later of (a) 30 days after receipt by Lessee of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the Taxes that are the subject
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of such indemnity and the computation of the amount so payable, (b) one Business Day prior to the due date for the payment of such Taxes (including all extensions) or (c) in the case of amounts that are being contested in accordance with Section 7.2.4, the time such contest (including all appeals, if any) is finally resolved; provided that Lessee shall pay any amounts due pursuant to Section 7.2.4 at the time or times required by such Section. If requested by a Tax Indemnitee in writing, Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt (if any is reasonably available to Lessee) for Lessee’s payment of any Tax directly to a taxing authority pursuant to this Section 7.2 or such other evidence of such payment by Lessee as is reasonably acceptable to such Tax Indemnitee and reasonably available to Lessee. If, for any reason, Lessee makes any payment with respect to any Taxes of any Tax Indemnitee that are not the responsibility of Lessee with respect to such Tax Indemnitee under this Section 7, such Tax Indemnitee shall pay to Lessee, within 30 days of Lessee’s demand therefor, an amount equal to the amount paid by Lessee with respect to such Taxes.
7.2.4 Contests; Refunds.
If a written claim is made against any Tax Indemnitee for any Tax for which Lessee may be obligated pursuant to this Section 7.2, such Tax Indemnitee shall promptly notify Lessee in writing of such claim. If requested by Lessee in writing, Lessee shall, subject to the conditions set forth in the next paragraph, be entitled at its sole expense to contest such Tax in the name of the relevant Tax Indemnitee or of Lessee through appropriate administrative and judicial proceedings (including pursuing all judicial appeals); provided that (a) no Event of Default under Section 14(a), (b), (f), (g), (h) or (i) of the Lease shall have occurred and be continuing, (b) if such contest shall be conducted in a manner requiring the payment of the Tax, Lessee shall advance to or for the benefit of such Tax Indemnitee (on an interest-free basis) the amount of such payment and shall agree to indemnify such Tax Indemnitee against any adverse tax consequences to such Tax Indemnitee resulting from such interest-free loan and (c) the action to be taken will not result in any material danger of forfeiture, sale or loss of the Aircraft, the Airframe or any Engine (unless Lessee shall have provided to Owner Trustee a bond or other sufficient protection against such risk reasonably acceptable to Owner Trustee) or any material risk of the imposition of criminal penalties. In any contest under this Section 7.2.4 conducted by Lessee, Lessee shall determine the forum and manner in which such contest shall be conducted and, upon the written request of the relevant Tax Indemnitee, shall advise such Tax Indemnitee of the status of such contest, and each Tax Indemnitee shall take reasonable steps to cooperate with Lessee, at Lessee’s request and expense, in connection with such contest.
Lessee shall not be permitted to conduct such a contest in its name or in the name of the relevant Tax Indemnitee (and instead a Tax Indemnitee, at Lessee’s request, shall contest in its own name as provided in the next paragraph) if (x) an Event of Default under Section 14(a), (b), (f), (g), (h) or (i) of the Lease shall have occurred and be continuing or (y) such contest involves issues for which Lessee is not obligated under this Section 7.2 that can not be severed by reasonable efforts of the Tax Indemnitee from all issues for which Lessee might be so obligated.
If requested by Lessee in writing, and if Lessee is not itself contesting a claim under this Section 7.2.4, the relevant Tax Indemnitee shall contest, diligently and in good faith, in the name of such Tax Indemnitee the validity, applicability and amount of the relevant Tax by (I) resisting payment thereof, (II) not paying the same except under protest, if protest be necessary or proper,
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or (III) if payment be made, using reasonable efforts to promptly obtain a refund thereof in appropriate administrative and judicial proceedings; provided that (1) Lessee shall have agreed to pay such Tax Indemnitee on demand all reasonable out-of-pocket costs and expenses which such Tax Indemnitee may incur in connection with contesting such claim, including, without limitation, all reasonable legal, accountants’ and investigatory fees and disbursements, (2) if such contest shall be conducted in a manner requiring the payment of the Tax, Lessee shall advance to such Tax Indemnitee (on an interest-free basis) the amount of such payment and shall agree to indemnify such Tax Indemnitee against any adverse tax consequences to such Tax Indemnitee resulting from such interest-free loan, (3) the action to be taken will not result in any material danger of forfeiture, sale or loss of the Aircraft, the Airframe or any Engine or Part (unless Lessee shall have provided to Owner Trustee a bond or other sufficient protection against such risk reasonably acceptable to Owner Trustee) and (4) if an Event of Default shall have occurred and be continuing, Lessee shall have provided security for its related tax indemnity obligation reasonably acceptable to such Tax Indemnitee. In any contest under this Section 7.2.4 conducted by a Tax Indemnitee, such Tax Indemnitee shall determine the forum for such contest and the manner in which it shall be conducted; provided that such Tax Indemnitee shall consult in good faith with Lessee and its counsel, and provide to Lessee and its counsel any communications to or from the relevant taxing authority or administrative or judicial body, with respect to the issues for which Lessee may be obligated under this Section 7.2.
If a refund (whether in cash or in any other form) shall be obtained by or for any Tax Indemnitee of all or part of any Tax paid by Lessee or for which Lessee shall have made an advance to, or reimbursed, such Tax Indemnitee, such Tax Indemnitee shall promptly pay Lessee an amount equal to the amount of such refund (which shall reduce the amount of any interest-free loan previously made by Lessee under this Section 7.2.4), together with any interest received on such refund attributable to such Tax that is properly attributable to the period subsequent to such payment or reimbursement by Lessee, reduced by any Taxes payable by such Tax Indemnitee as a result of the receipt or accrual of such refund and interest, and increased by any Tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee pursuant to this sentence; provided that the subsequent loss of a refund for which payment has been made to Lessee under this paragraph shall be treated as an indemnifiable Tax hereunder without regard to the exclusions set forth in Section 7.2.2.
If, without the consent of Lessee, a Tax Indemnitee elects not to, or fails to, contest or cooperate in the contest of any Tax as required in accordance with this Section 7.2.4, or elects to settle, compromise or otherwise terminate any such contest, such election or failure shall constitute a waiver by each Tax Indemnitee of any right to any amount that might otherwise be payable by Lessee pursuant to this Section 7.2 with respect to such Tax (and any other Tax for which a successful contest is materially adversely affected because of such election or failure), other than any expenses of the contest, and, if Lessee has theretofore provided such Tax Indemnitee with an interest-free loan to pay such amount, such Tax Indemnitee shall promptly repay an amount which, after subtraction of any further net savings of Taxes actually realized by such Tax Indemnitee as a result of such repayment, shall be equal to the amount of such interest-free loan, together with interest on the amount of such loan from the date such loan was made to the date of repayment pursuant to this sentence at the rate that would have been paid by the relevant taxing authority had such contest resulted in a refund.
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7.2.5 Reports and Returns; Information; Forms. If any report or return is required to be filed with respect to a Tax subject to indemnification by Lessee under this Section 7.2, Lessee shall timely file such report or return in its own name if it is permitted by applicable law to do so (unless Lessee has been notified by the relevant Tax Indemnitee that such Tax Indemnitee intends to file such report or return), showing ownership of the Aircraft in Owner Trustee. If requested by the relevant Tax Indemnitee, Lessee shall send a copy of such report or return to such Tax Indemnitee. If Lessee is not permitted by applicable Law to file any such report or return in its own name, or has insufficient information to do so, Lessee shall, upon obtaining actual knowledge of such requirement, promptly notify the relevant Tax Indemnitee of such requirement and, to the extent it is able to do so, prepare and deliver to such Tax Indemnitee a proposed form of such report or return. Lessee shall furnish to each Tax Indemnitee, and each Tax Indemnitee shall furnish to Lessee, upon the written request of such Tax Indemnitee or Lessee, as the case may be, such data in its possession or otherwise reasonably available to it as may be reasonably requested to enable Lessee or such Tax Indemnitee, as the case may be, as is reasonably necessary to file any such returns or reports and to otherwise comply with the requirements of any taxing authority with respect to the transactions contemplated by the Lease.
Each Tax Indemnitee agrees to furnish from time to time to or as directed by Lessee, upon Lessee’s written request and at Lessee’s expense, such duly executed and properly completed forms, statements or certificates as may be necessary or appropriate in order to claim any available reduction of any Tax for which Lessee may be obligated under this Section 7.2 or to comply with the requirements of any taxing authority with respect to the transactions contemplated by the Lease; provided that Lessee shall have furnished such Tax Indemnitee with any information necessary to complete such form, statement or certificate that is not otherwise reasonably available to such Tax Indemnitee. If any form, statement or certificate provided by Owner Participant or another Tax Indemnitee to Lessee pursuant to any Operative Document becomes obsolete or incorrect, such Person shall promptly notify Lessee.
7.3 Survival; Other.
7.3.1 Survival. The indemnities and other obligations of Lessee (subject to Sections 7.1.2(a) and 7.2.2(d)), and the obligations of each Indemnified Person and Tax Indemnitee, under Sections 7.1, 7.2 and 7.3 shall survive the expiration or other termination of the Operative Documents.
7.3.2 Tax Savings. If, by reason of any Claims or Taxes paid or indemnified against by Lessee pursuant to Section 7.1 or 7.2, any Indemnified Person or Tax Indemnitee at any time realizes a net reduction in any Taxes not indemnified against by Lessee and not taken into account previously in computing the amount of any indemnity payable by Lessee under Section 7.1 or 7.2, such Indemnified Person or Tax Indemnitee shall promptly pay to Lessee an amount that, after subtraction of any further Tax savings such Indemnified Person or Tax Indemnitee realizes as a result of the payment thereof, is equal to the amount of such net Tax reduction; provided that any subsequent loss of a Tax benefit for which a payment has been made to Lessee under this Section 7.3.2 (or which was taken into account previously in computing an amount payable by Lessee under Section 7.2) shall be treated as an indemnifiable Tax hereunder without regard to the exclusions set forth in Section 7.2.2. Each Indemnified Person and each Tax Indemnitee shall in good faith use diligence in filing tax returns and in dealing with taxing authorities to seek and claim any Tax benefit that would result in such a reduction in Taxes and to minimize the Taxes indemnifiable by Lessee hereunder.
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7.3.3 Non-Parties. If an Indemnified Person or Tax Indemnitee is not a party to this Agreement, Lessee may require such Indemnified Person or Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of Section 7.1 or 7.2, as the case may be, and this Section 7.3, prior to making any payments to such Indemnified Person or Tax Indemnitee under Section 7.1 or 7.2, as the case may be.
7.3.4 Application of Payments During Event of Default. If, at the time an amount would otherwise be payable to Lessee under Section 7.1, 7.2 or 7.3.2, an Event of Default shall have occurred and be continuing, such amount shall be held by the relevant Indemnified Person or Tax Indemnitee as security for the obligations of Lessee under the Operative Documents. At such time as no Event of Default is continuing, such amount shall be paid to Lessee.
7.3.5 Verification. At the request of Lessee, any computation by an Indemnified Person or a Tax Indemnitee of any amount payable by or to Lessee pursuant to Section 7.1, 7.2 or 7.3.2 shall be verified and certified by a nationally recognized firm of independent accountants selected by the Indemnified Person or Tax Indemnitee, as the case may be, and reasonably acceptable to Lessee. In the event such accounting firm shall determine that the computation of any such amount is incorrect, it shall determine what it believes to be the correct amount, and, absent prima facie error, such determination shall be binding upon the parties. Such Indemnified Person or Tax Indemnitee, as the case may be, shall cooperate with such accounting firm and provide it with such information as is reasonably necessary for such verification and certification; provided that such accounting firm shall have entered into a confidentiality agreement reasonably satisfactory to such Indemnified Person or Tax Indemnitee. If Lessee or such Indemnified Person or Tax Indemnitee, as the case may be, has paid any amount under Section 7.1, 7.2 or 7.3.2 prior to such accounting firm’s completion of its review, appropriate adjustments will be made promptly after such completion to take into account the determination by such firm. The costs of any such verification and certification shall be borne by Lessee unless such accounting firm determines that any amount payable (a) by Lessee to such Indemnified Person or Tax Indemnitee, as the case may be, is less than 95% of the amount determined by such Indemnifed Person or Tax Indemnitee to be so payable or (b) by such Indemnified Person or Tax Indemnitee, as the case may be, to Lessee is greater than the amount determined by such Indemnified Person or Tax Indemnitee to be so payable by at least 5%, in either of which cases the cost of such verification and certification shall be paid by such Indemnified Person or Tax Indemnitee. Notwithstanding anything to the contrary in the foregoing or elsewhere in the Operative Documents, neither Lessee, nor any other Person (other than the independent accountants referred to above), shall have any right to inspect an Indemnified Person’s or a Tax Indemnitee’s Tax returns, books or records.
7.3.6 Withholding Agent. Owner Trustee hereby agrees to act as the U.S. federal withholding Tax agent in respect of Rent and all other amounts payable to it, or distributable by it for or on account of Owner Participant under the Operative Documents, and to be responsible for preparing and filing IRS Forms 1042 and 1042-S (or any similar or successor forms), as well as any other governmental filings and information requirements in connection therewith, and making deposits of U.S. federal withholding Taxes (if any), in accordance with U.S. federal Tax Laws.
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7.4 Expenses. Except as otherwise provided in this Section 7.4, each of Lessee and Owner Participant will be responsible for its own costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of the Operative Documents. Lessee agrees promptly to pay (a) all the reasonable out-of-pocket costs and expenses incurred by Trust Company in connection with the negotiation, preparation, execution and delivery of the Operative Documents (including, without limitation, the reasonable fees, expenses and disbursements of [Ray, Quinney & Nebeker P.C.,] special counsel for Trust Company); and (b) the reasonable fees, expenses and disbursements of Aviation Counsel in connection with the negotiation, preparation, execution and delivery of the Operative Documents. Lessee also agrees to pay all costs and expenses imposed by the FAA, the International Registry and the State of Delaware in connection with the registrations and filings described in Section 5.1.7. Lessee agrees to pay the initial and on-going fees of Trust Company in connection with the transactions contemplated hereby during the Term of the Lease.
Section 8. Assignment or Transfer of Interests.
8.1 Owner Trustee. Except as expressly provided in the Operative Documents, Owner Trustee shall not, directly or indirectly, Transfer any of its right, title or interest in and to the Aircraft, any of the Operative Documents, the Trust Estate or any proceeds therefrom without the prior written consent of Lessee; provided that such consent shall not be required for a Transfer pursuant to the exercise of remedies by Owner Trustee under and in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing, [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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(iii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(v) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vi) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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(viii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ix) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(x) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xi) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xii) CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
8.2 Owner Participant.
(a) Owner Participant Transfer Requirements. Owner Participant shall not directly or indirectly Transfer any of its right, title or interest in and to all or any part of this Agreement, any of the other Operative Documents or the Trust Estate, except that Owner Participant may Transfer all (but not less than all) of its right, title and interest therein to a single bank, lending institution, leasing company, other financial institution, corporation, limited partnership, statutory trust, limited liability company or special purpose entity if, as preconditions to such Transfer:
(i) (A) the Person to whom such Transfer is made (the “Transferee”) either is a Citizen of the United States or qualifies as a Citizen of the United States through a voting trust agreement, voting powers agreement or similar arrangement (including, without limitation, provisions delegating certain control rights to the Owner Trustee) by the Transferee or any Affiliate thereof, but in each case without reliance on any rule that would restrict in any way the use and operation of the Aircraft, and has the requisite power, authority and legal right to enter into and carry out the transactions contemplated by the Operative Documents; (B) unless Lessee consents, the Transferee is not an airline or other commercial operator of aircraft, freight forwarder, or any other company directly or indirectly engaged in the business of passenger, cargo, freight or parcel transportation or any Affiliate of any thereof; (C)(1) the Transfer does not violate the Transportation Code, the Securities Act or any other Law (including, without limitation, ERISA, any laws or regulations imposing U.S. economic sanctions measures or any orders or licenses issued thereunder), or create a relationship that would be in violation thereof, (2) the Transfer does not result in a “prohibited transaction” under Section 4975 of the Code, (3) the Transfer does not adversely affect the registration of the Aircraft in the name of Owner Trustee with the FAA (or the aeronautical authority of the
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country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States), (4) the Transfer will not subject Lessee to any additional regulation under, or require Lessee to give any notice to, register with, make any filings with or take any other action in respect of, any governmental authority or agency of any jurisdiction, (5) the Transfer does not require registration under the Securities Act or any foreign securities laws, require qualification of an indenture under the Trust Indenture Act, or require Lessee to sign any registration statement, (6) unless Lessee consents, the Transfer does not involve a Rule 144A, Regulation S or other capital markets or equity syndication transaction not described in the immediately preceding clause (5), and (7) the Transfer does not result in, or involve, incurrence by Lessee of any indebtedness for accounting purposes (it being understood that, if any change in the lease accounting standards applicable to Lessee requires that Lessee, independently of the Transfer, capitalize its leases, including the Lease, in Lessee’s books, such capitalization of the Lease is not intended to constitute, and shall not be construed as, incurrence by Lessee of any indebtedness for accounting purposes within the meaning of this clause (7)); (D) Owner Participant and the Transferee shall have entered into an agreement in the form attached hereto as Exhibit E (the “Assumption Agreement”) or in such other form as shall be acceptable to Lessee; (E) Owner Participant shall have delivered to Owner Trustee and Lessee an opinion or opinions of counsel (which shall either be the in-house counsel of the Transferee or other counsel reasonably satisfactory to Lessee) to the effect that the Assumption Agreement has been duly authorized, executed and delivered by the Transferee and is enforceable against the Transferee in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity and to the effect that (subject to customary exceptions, qualifications and exclusions) such Transfer complies with clause (A) (except as to citizenship) and clause (C) (with respect to the Transportation Code and the Securities Act and no violation of Law) above (provided that, in determining observance with all factual matters contained in this Section, such counsel may rely on representations of the Transferee); and (F) the Transferee shall have provided to each of Lessee and Owner Trustee a duly completed and executed original IRS Form W-9 (and/or other applicable IRS Form(s)) establishing a complete exemption from U.S. federal withholding taxes with respect to all payments of Rent or other amounts to or for the benefit of Owner Trustee or Owner Participant under the Operative Documents; and
(ii) except with the consent of Lessee, either [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] (IV) is otherwise approved in writing by Lessee, such approval not to be unreasonably withheld or delayed (any Transferee meeting any of the requirements of (I), (II), (III) or (IV) above being hereinafter referred to as a “Qualifying Institution”), or (B) if the Transferee is not itself a Qualifying Institution, a parent corporation of the Transferee which qualifies as a Qualifying Institution shall have executed and delivered to Owner Trustee and Lessee an absolute and unconditional guaranty, substantially in the form of Exhibit G or otherwise in form and substance reasonably satisfactory to Lessee ([the guaranty by
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[Name of initial Owner Participant Guarantor] or any other7] [any] such guaranty, an “Owner Participant Guarantee”) and [Name of initial Owner Participant Guarantor or] such parent the “Owner Participant Guarantor”), with respect to the obligations undertaken by the Transferee under the Assumption Agreement referred to above, together with an opinion of counsel (which may be the in-house counsel of the Qualifying Institution providing such guaranty or other counsel reasonably satisfactory to Lessee) to the effect that such guaranty is enforceable against the guarantor in accordance with its terms. The Transferee shall, at the time of Transfer, deliver to Owner Trustee and Lessee a certificate of a duly authorized officer of the Transferee or its guarantor evidencing satisfaction of the requirements of (I), (II) or (III), as applicable, set forth in this clause (ii).
It shall be a further condition to any such Transfer, and the parties hereby agree, that: (x) as determined at the time of such Transfer, none of Lessee’s obligations, responsibilities, liabilities, costs and risks in the use and operation of the Aircraft or under, relating to or in respect of the Operative Documents or otherwise, including, without limitation, under or in respect of any of Lessee’s payment or indemnity obligations, shall be increased or altered, and none of Lessee’s rights and benefits under any Operative Document shall be diminished, as a result of or in connection with such Transfer or any aspect thereof or any other transaction relating thereto (it being acknowledged that an increase in the number of Indemnified Persons or Tax Indemnitees shall not, of itself, constitute an increase in Lessee’s obligations under the Operative Documents); and (y) Lessee shall have no obligation, responsibility or liability of any kind under, relating to or in respect of such Transfer or any aspect thereof or any other transaction relating thereto, except acknowledging acceptance of the Assumption Agreement.
The transferor Owner Participant will pay or cause the Transferee to pay any fees, costs, charges and expenses incurred by Owner Trustee, Trust Company, Lessee or any other party in connection with any such Transfer (including, without limitation the reasonable out-of-pocket expenses of Lessee and its legal fees and expenses) whether or not such Transfer is consummated, and in no case will Lessee be responsible for (and Owner Participant will hold Lessee harmless from) any such fees, charges or expenses or for any fees, charges or expenses incurred by any party to a Back-Leveraging Transaction in connection with such Transfer.
7     Insert if applicable.
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(b) Effect of Transfer. Upon any such Transfer by Owner Participant to a Transferee permitted by this Section 8.2, the Transferee shall be deemed the “Owner Participant” for all purposes hereof (unless the context is inappropriate) and each reference herein or in any other Operative Document to “Owner Participant” shall thereafter be deemed a reference to the Transferee as Owner Participant (unless the context is inappropriate). Upon any such Transfer by Owner Participant to a Transferee permitted by this Section 8.2, the transferor Owner Participant shall be relieved of all of its duties, liabilities and obligations hereunder and under the Trust Agreement that have been expressly assumed by such Transferee; provided that in no event will any such Transfer release the transferor Owner Participant from any duty, liability or obligation (i) arising or relating to any event occurring prior to the effective time of such Transfer, (ii) on account of any breach by the transferor Owner Participant of any of its representations, warranties, covenants or obligations contained herein or in any other Operative Document or any Assumption Agreement, or for any fraudulent or willful misconduct engaged in by the transferor Owner Participant, (iii) that relates to any indemnity claimed by the transferor Owner Participant or (iv) relating to or arising out of any Lessor’s Lien attributable to the transferor Owner Participant. If Owner Participant proposes to Transfer its interests pursuant to this Section 8.2, it shall give at least 10 days prior written notice thereof to Owner Trustee and Lessee, specifying the name and address of the Transferee and the facts necessary to determine whether the conditions of this Section 8.2 have been or will be satisfied.
8.3 [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Section 9. Change of Citizenship.
9.1 Generally. Without prejudice to the representations, warranties or covenants regarding the status of any party hereto as a Citizen of the United States, each of Owner Participant, Owner Trustee and Trust Company agrees that, during the Term, in the event its status is to change or has changed as a Citizen of the United States or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify all the other parties to this Agreement of (a) such change in status promptly after obtaining actual knowledge thereof or (b) such belief as soon as practicable after such public disclosure but in any event within 10 Business Days after such public disclosure.
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9.2 Owner Participant. Owner Participant covenants that if, at any time during the Term when the Aircraft is registered in the United States, Owner Participant is not or ceases to be a Citizen of the United States and the Aircraft would thereupon become ineligible for registration in the name of Owner Trustee under the Transportation Code as in effect at such time and the regulations then applicable thereunder (without regard to any “based and primarily used” provision, or other provision that in any way could restrict the use and operation of the Aircraft by Lessee but with regard to voting trust provisions and provisions delegating certain control rights to the Owner Trustee), then Owner Participant at its own expense shall promptly (and, in any event, within a period of 30 days) either transfer, pursuant to Article VIII of the Trust Agreement and Section 8.2 hereof, its right, title and interest in and to the Trust Agreement, the Trust Estate and this Agreement, or take such other action, as may be necessary to prevent any deregistration of the Aircraft or to make possible its registration in the United States (without regard to any “based and primarily used” provision, or other provision that in any way could restrict the use and operation of the Aircraft by Lessee but with regard to voting trust provisions and provisions delegating certain control rights to the Owner Trustee), as the case may be. Each party hereto agrees to take such steps, at Owner Participant’s expense, as Owner Participant shall reasonably request in order to assist Owner Participant in complying with its obligations under this Section 9.2. Owner Participant agrees to indemnify and hold harmless the other parties hereto for any and all losses, liabilities, costs and expenses incurred by such parties arising from the failure of the Aircraft to be eligible for registration in the name of Owner Trustee attributable to Owner Participant’s failure to be a Citizen of the United States at any time during the Term.
9.3 Owner Trustee. Trust Company covenants that, if at any time when the Aircraft is registered in the United States Trust Company is not or ceases to be a Citizen of the United States and the Aircraft would thereupon become ineligible for registration in the name of Owner Trustee under the Transportation Code as in effect at such time and the regulations then applicable thereunder (without regard to any “based and primarily used” provision, or other provision that in any way could restrict the use and operation of the Aircraft by Lessee), Trust Company shall resign immediately as Owner Trustee in accordance with Section 9.01 of the Trust Agreement. Trust Company agrees to indemnify and hold harmless the other parties hereto for any and all losses, liabilities, costs and expenses incurred by such parties arising from Trust Company’s failure to be a Citizen of the United States at any time during the Term.
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Section 10. Miscellaneous.
10.1 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted under the terms and provisions of this Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, postage prepaid, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) and addressed as follows:
(a) if to Lessee:
American Airlines, Inc.
4333 Amon Carter Boulevard, MD 5662
Fort Worth, Texas 76155
Attention: Treasurer
Facsimile: 817.967.4318
Telephone: 817.963.1234
(b) if to Owner Participant:
[Name of Owner Participant]
[Address of Owner Participant]
Attention:
Facsimile:
Telephone:
(c) if to Owner Trustee:
Wells Fargo Bank Northwest, National Association
MAC: U1228-120
299 South Main Street, 12th Floor
Salt Lake City, UT 84111
Attention: Corporate Trust Services
Facsimile: 801.246.5053
Telephone: 801.246.2755
With a copy to the Owner Participant.
Any party, by notice to the other parties hereto, may designate different addresses for subsequent notices or communications. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in this Section 10.1.
10.2 Late Payments; Business Days; Currency. In the event that any amounts required to be paid hereunder are not paid when due, such amounts shall bear interest, to the extent permitted by applicable law, from the due date thereof to, but not including, the date such amount is paid, at the Overdue Rate. If any amount required to be paid hereunder is due on a day that is not a Business Day, such amount shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment, and no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day. All payment obligations by the parties hereto under the Operative Documents shall be payable in U.S. Dollars.
10.3 Concerning Owner Trustee. Wells Fargo Bank Northwest, National Association is entering into the Operative Documents solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity (except as expressly provided in the Operative Documents), and in no case shall Wells Fargo Bank Northwest, National Association (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for or
41

on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor or Owner Trustee under the Operative Documents; provided, however, that Wells Fargo Bank Northwest, National Association (or any successor Owner Trustee) shall be personally liable under the Operative Documents for its own gross negligence, its own simple negligence in the handling of funds actually received by it in accordance with the terms of the Operative Documents, its willful misconduct and its breach of its covenants, representations and warranties in the Operative Documents, to the extent covenanted or made in its individual capacity or as otherwise expressly provided in the Operative Documents; provided, further, that nothing contained in this Section 10.3 shall be construed to limit the exercise and enforcement in accordance with the terms of the Operative Documents of rights and remedies against the Trust Estate.
10.4 Confidential Information. All Confidential Information shall be held confidential by each of Owner Trustee, Trust Company and Owner Participant and shall not, without the prior written consent of Lessee, be furnished or disclosed to anyone other than (a) such party’s bank examiners, auditors, accountants, agents and legal counsel, each with an absolute need to know such information; (b) any Person with whom such party is in good faith conducting negotiations relating to the possible Back-Leveraging Transaction or permitted transfer, sale or other disposition of its rights and obligations under this Agreement, the Lease and the other Operative Documents, if such Person shall have entered into an agreement for the express benefit of Lessee to hold such Confidential Information confidential in accordance with the provisions of this Section 10.4; (c) except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority; and (d) except to the extent such Confidential Information becomes publicly available or becomes available on a non-confidential basis from a source other than any party to the Operative Documents or any Affiliate thereof. Notwithstanding anything to the contrary in the Operative Documents, except as reasonably necessary to comply with applicable securities law, the parties to the Operative Documents (and their respective employees, representatives and agents) may disclose to any and all persons, without limitation of any kind, the United States federal or state income tax treatment and tax structure of the transaction contemplated thereby and all materials of any kind provided to them relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the United States federal or state income tax treatment of such transaction, but (unless otherwise required by applicable Law) does not include information relating to the identity of the parties. The obligations set forth in this Section 10.4 shall survive any termination or rescission of this Agreement or other Operative Documents, as the case may be.
10.5 Further Assurances. Each party hereto shall execute, acknowledge and deliver or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, including, without limitation, making or consenting to registrations on the International Registry with respect to the Lease contemplated by Section 2 and appointing Aviation Counsel as its “professional user entity” (as defined in the Cape Town Treaty) to make or consent to any registrations or discharges on the International Registry with respect to the Airframe or any Engine, in any case, as any other party hereto shall reasonably request in connection with the administration of, or to carry out more effectively the purposes of, or to better assure and confirm into such other party the rights and benefits to be provided under this Agreement; provided that this sentence is not intended to impose upon Lessee any additional liabilities not contemplated by this Agreement.
42

10.6 Third Party Beneficiary. Except for Indemnified Persons and Tax Indemnitees not a party hereto (each of which shall be deemed to be express third party beneficiaries with respect to the provisions of Section 7.1 or 7.2, as the case may be, subject to Section 7.3.3), this Agreement is not intended to, and shall not, provide any Person not a party hereto with any rights of any nature whatsoever against any of the parties hereto and no Person not a party hereto shall have any right, power or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement.
10.7 Miscellaneous.
10.7.1 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
10.7.2 Amendments. No term or provision of this Agreement may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which the enforcement of the amendment, modification or supplement is sought.
10.7.3 Prior Agreements. This Agreement and the other Operative Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the Operative Documents, supersede any and all representations, warranties and agreements (other than any Operative Document) prior to the date of this Agreement, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby.
10.7.4 Counterparts. This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto shall be an original, but all of such counterparts together shall constitute one instrument.
10.7.5 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of, Owner Participant and, subject to the provisions of Section 8.2, its successors and permitted assigns, Owner Trustee and its successors as Owner Trustee under the Trust Agreement, Trust Company and its successors and permitted assigns, and Lessee and, subject to the terms of Section 6.1.3, its successors and permitted assigns.
10.7.6 No Waiver. No failure on the part of Owner Participant, Owner Trustee, Trust Company or Lessee to exercise, and no delay in exercising, any right, power or privilege under this Agreement or any other Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder and thereunder. Except as may be expressly limited herein or by any other Operative Document, the remedies herein provided are cumulative and not exclusive of any remedies provided by Law.
43

10.7.7 Governing Law; Jurisdiction. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK. In relation to any legal action or proceeding arising out of or in connection with this Agreement or any other Operative Document, each of Owner Participant, Trust Company, Owner Trustee and Lessee (a) irrevocably submits to the nonexclusive jurisdiction of each of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York, and other courts with jurisdiction to hear appeals from such courts, and (b) to the maximum extent permitted by applicable Law, waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action or proceeding, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper or that this Agreement or any other Operative Document or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts. [Owner Participant irrevocably designates and appoints [name of process agent] as process agent to receive for it and on its behalf service of process in any proceedings arising hereunder or under any other Operative Document to which it is a party. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.]8
10.7.8 Section 1110. It is the intention of the parties hereto that the Lease, to the fullest extent available under applicable law, entitles Lessor to the benefits of Section 1110 with respect to the Aircraft. In the furtherance of the forgoing, the parties hereby confirm that the Lease is to be treated as a lease for U.S. federal income tax purposes. Nothing contained in this paragraph shall be construed to limit Lessee’s use and operation of the Aircraft under the Lease or constitute a representation or warranty by any party as to tax consequences.
10.7.9 Waiver of Immunity. To the extent that Owner Participant or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon any Operative Documents to which it is a party, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, Owner Participant hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
8     Include only if there is a foreign Owner Participant.
44

IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:
Name:
Title:

[NAME OF OWNER PARTICIPANT]

By:
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee

By:
Name:
Title:
45

EXHIBIT A
FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
[Letterhead of American Airlines, Inc.]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

EXHIBIT A
FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
2. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
3. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
4. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
5. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
6. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

EXHIBIT A
FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
7. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
8. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

EXHIBIT A
FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

EXHIBIT A
FORM OF OPINION OF [ASSOCIATE] GENERAL COUNSEL FOR LESSEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

SCHEDULE I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT A

EXHIBIT B
FORM OF OPINION OF SPECIAL COUNSEL FOR OWNER TRUSTEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT B

EXHIBIT B
FORM OF OPINION OF SPECIAL COUNSEL FOR OWNER TRUSTEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
2. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
3. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
4. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
5. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
6. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT B

EXHIBIT B
FORM OF OPINION OF SPECIAL COUNSEL FOR OWNER TRUSTEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
7. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
A. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
B. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
C. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
D. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
E. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT B

EXHIBIT B
FORM OF OPINION OF SPECIAL COUNSEL FOR OWNER TRUSTEE
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
F. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
G. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
H. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
I. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
J. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT B

SCHEDULE A
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT B

EXHIBIT C
[INTENTIONALLY LEFT BLANK]
EXHIBIT C

EXHIBIT D
FORM OF OPINION OF AVIATION COUNSEL
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(a)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT D
FORM OF OPINION OF AVIATION COUNSEL
(c)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(d)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

2.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT D
FORM OF OPINION OF AVIATION COUNSEL
7.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

9.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

10.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

N /filop
EXHIBIT D

SCHEDULE 1
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

SCHEDULE 2
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT A
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(v) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vi) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(viii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ix) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT A
(x) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xi) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xiii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xiv) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(xv) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(i) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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EXHIBIT A
(ii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(iv) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(v) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vi) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(vii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(viii) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(ix) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT A
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT D

EXHIBIT E
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ([YEAR] MSN [MSN]), dated as of [ ] (as amended, modified or supplemented from time to time, this “Agreement)”, among (i) [NAME OF ASSIGNOR], a [jurisdiction] [type of entity] (together with its successors and permitted assigns, “Assignor”), (ii) [NAME OF ASSIGNEE], a [jurisdiction] [type of entity] (together with its successors and permitted assigns, “Assignee”) and (iii) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, “Lessee”).
RECITALS:
1. Reference is made to one Airbus [Model] aircraft bearing the manufacturer’s serial number [MSN] and U.S. Registration No. [Reg. No.] (as more fully described in the Participation Agreement referred to below, the “Aircraft”).
2. Assignor and Assignee desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor (except as reserved below) in and to (i) the Operative Documents, (ii) the Trust Estate and (iii) the proceeds from any of the foregoing and (b) the assumption by Assignee of the obligations of Assignor accruing under the Operative Documents (such transfer and assumption, the “Assignment and Assumption”).
3. The Participation Agreement ([YEAR] MSN [MSN]), dated as of [ ], among Lessee, Assignor, as Owner Participant, and Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity except as expressly provided therein, but solely as Owner Trustee (as amended, modified or supplemented from time to time, the “Participation Agreement”) permits such Assignment and Assumption upon satisfaction of certain conditions heretofore or concurrently herewith being complied with.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the agreements contained in the Operative Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth, and shall be construed and interpreted in the manner described, in the Participation Agreement.
2. Conditions to Effectiveness; Effective Time.
(a) Prior to the Effective Time or, in the case of subclause [(v)] [(vi)] [(vii)], at the Effective Time:
(i) Assignor or Assignee shall have paid or reimbursed Owner Trustee, Trust Company, Lessee or any other party for any fees, charges or expenses incurred by Owner Trustee, Trust Company, Lessee or any such party in connection with the Assignment and Assumption (including, without limitation the reasonable out-of-pocket expenses of Lessee and its legal fees and expenses);
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(ii) Assignee shall have provided to each of Lessee and Owner Trustee a duly completed and executed original IRS Form [ ]9 establishing a complete exemption from U.S. federal withholding Taxes with respect to all payments of Rent or other amounts to or for the benefit of Owner Trustee or Owner Participant under the Operative Documents;
(iii) Assignee shall have delivered to each of Lessee and Owner Trustee a legal opinion of [ ] in accordance with Section 8.2(a) of the Participation Agreement;
(iv) Assignee shall have delivered to each of Lessee and Owner Trustee a certificate of a duly authorized officer of [Assignee/Owner Participant Guarantor] in accordance with Section 8.2(a) of the Participation Agreement;
(v) [Owner Participant Guarantor shall have delivered to each of Lessee and Owner Trustee [describe the Owner Participant Guarantee] in accordance with Section 8.2(a) of the Participation Agreement;]
(vi) [Assignee shall have provided to each of Lessee and Owner Trustee evidence of Assignee’s appointment of the process agent as provided in Section 11(c) and of such process agent’s acceptance of such appointment;]10; and
(vii) the representations and warranties of Assignor and Assignee made herein shall be correct and accurate in all material respects, in each case as though made on and as of such date, or if such representations and warranties relate solely to an earlier date, as of such earlier date.
(b) Subject to the satisfaction or waiver of the conditions set forth in subsection (a) by the parties hereto, this Agreement shall become effective at [ [a.m.][p.m.]] on [ ] (the “Effective Time”).
3. Assignment. Assignor has transferred, and does hereby transfer unto Assignee, as of the Effective Time, all of its present and future right, title and interest in and to the Operative Documents, the Trust Estate, and any proceeds from the foregoing, except such rights of Assignor as have arisen or accrued to Assignor prior to the Effective Time (including specifically, but without limitation, the right to receive any amounts due or accrued to Assignor under the Operative Documents as of a time prior to the Effective Time and the right to receive any indemnity payment pursuant to the Participation Agreement with respect to events occurring prior to such time), in each case subject to the rights of Lessee thereunder.
9     Insert the applicable IRS form number(s).
10     Include if foreign OP; otherwise, insert “[intentionally omitted]”.
EXHIBIT E

4. Assumption. Assignee hereby accepts the Transfer set forth in Section 3 and assumes and undertakes all of the duties and obligations of Assignor whenever accrued (other than duties and obligations of Assignor required to be performed by Assignor prior to the Effective Time under the Operative Documents) pursuant to the Operative Documents, including without limitation, any obligations it may have under any Operative Document with regard to Lessee or Owner Trustee, in each case subject to Lessee’s rights thereunder. Assignee hereby confirms that from and after the Effective Time it (a) shall be deemed a party to the Participation Agreement and the Trust Agreement, (b) shall be deemed the party named as the “Owner Participant” for all purposes of the Operative Documents and (c) shall be bound by, and shall perform and observe, all of the terms of each Operative Document (including the agreements and obligations of Assignor set forth therein) as if therein named the Owner Participant. Assignor hereby assumes the risk of any adverse tax or other adverse consequences of the Assignment and Assumption to any party to, or any Indemnified Person or Tax Indemnitee under, any of the Operative Documents (other than Assignee). Based on the terms and conditions of this Agreement and the representations, warranties and covenants of Assignor and Assignee contained herein, Lessee agrees that from and after the Effective Time Assignee shall be deemed the party named as the “Owner Participant” for all purposes of the Operative Documents.
5. Release of Assignor. Assignor will remain liable for the duties, obligations and liabilities of the “Owner Participant” under the Operative Documents except for the duties, obligations and liabilities expressly assumed by Assignee under Section 4. Except as provided in the preceding sentence, Assignor shall be relieved of all of its duties, obligations and liabilities under the Operative Documents; provided that Assignor shall in no event be released from any such duty, obligation or liability (i) arising or relating to any event occurring prior to the Effective Time, (ii) on account of any breach by Assignor of any of its representations, warranties, covenants or obligations contained herein or in any Operative Document or any other Assumption Agreement, or for any fraudulent or willful misconduct engaged in by Assignor, (iii) that relates to any indemnity claimed by Assignor or (iv) relating to or arising out of any Lessor’s Lien attributable to Assignor.
6. Appointment as Attorney-in-Fact. In furtherance of the assignment set forth in Section 3, Assignor hereby constitutes and appoints Assignee the true and lawful attorney of Assignor, with full power of substitution, in the name of Assignee or in the name of Assignor but on behalf of and for the benefit of and at the expense of Assignee, to collect for the account of Assignee all items sold, transferred or assigned to Assignee pursuant hereto; to institute and prosecute, in the name of Assignor or otherwise, but at the expense of Assignee, all proceedings that Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the items sold, transferred or assigned; to defend and compromise at the expense of Assignee any and all actions, suits or proceedings as to title to or interest in any of the property acquired by Assignee; and to do all such acts and things in relation thereto at the expense of Assignee as Assignee shall reasonably deem advisable. Assignor hereby acknowledges that this appointment is coupled with an interest and is irrevocable by Assignor in any manner or for any reason.
7. Payments. Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the Effective Time, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 3, belong to
EXHIBIT E

Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the Effective Time, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 3, belong to Assignor.
8. Representations and Warranties of Assignor. Assignor represents and warrants that:
(a) Assignor is [type of entity] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization] and has the [corporate] power and authority to own or hold under lease its properties, to carry on its business and operations and to enter into and perform its obligations under this Agreement.
(b) The execution, delivery and performance by Assignor of this Agreement have been duly authorized by all necessary [corporate] action on the part of Assignor, do not require any [stockholder] approval or approval or consent of any trustee or holder of indebtedness or obligations of Assignor, except such as have been duly obtained, or violate or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than as permitted under the Operative Documents) upon the property of Assignor under, any indenture, mortgage, contract or other agreement to which Assignor is a party or by which Assignor or its properties is or are bound or affected. The execution, delivery and performance by Assignor of this Agreement do not and will not violate the [organizational documents] of Assignor or any current law, governmental rule, regulation, judgment or order binding on Assignor (including, without limitation, any such law, rule, regulation, judgment or order relating to money-laundering, anti-corruption or export control or imposing economic sanctions).
(c) Neither the execution and delivery by Assignor of, nor the performance by Assignor of its obligations under, nor the consummation by Assignor of the transactions contemplated in, this Agreement requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of any [jurisdiction of organization] governmental authority having jurisdiction.
(d) This Agreement has been duly executed and delivered by Assignor and constitutes the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
(e) There are no pending or, to Assignor’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the ability of Assignor to perform its obligations under this Agreement or the Operative Documents.
(f) Neither Assignor nor any Person authorized to act on its behalf has directly or indirectly offered any interest in the Trust Estate or the Trust Agreement or any similar security to, or solicited any offer to acquire any of the same from, any Person in violation of the registration requirements of the Securities Act or any other applicable securities law.
EXHIBIT E

(g) At the Effective Time, there are no Lessor’s Liens attributable to Assignor.
(h) No Person acting on behalf of Assignor is or will be entitled to any broker’s fee, commission or finder’s fee in connection with any transaction contemplated by this Agreement or the Operative Documents.
(i) The Assignment and Assumption (1) does not violate the Transportation Code, the Securities Act or any other Law (including, without limitation, ERISA, any laws or regulations imposing U.S. economic sanctions measures or any orders or licenses issued thereunder), or create a relationship that would be in violation thereof, (2) does not result in a “prohibited transaction” under Section 4975 of the Code, (3) does not adversely affect the registration of the Aircraft in the name of Owner Trustee with the FAA (or the aeronautical authority of the country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States), (4) will not subject Lessee to any additional regulation under, or require Lessee to give any notice to, register with, make any filings with or take any other action in respect of, any governmental authority or agency of any jurisdiction, (5) does not require registration under the Securities Act or any foreign securities laws, require qualification of an indenture under the Trust Indenture Act, or require Lessee to sign any registration statement, (6) unless Lessee consents, the Transfer contemplated hereby does not involved a Rule 144A, Regulation S or other capital markets or equity syndication transaction not described in the immediately preceding clause (5), and (7) does not result in, or involve, incurrence by Lessee of any indebtedness for accounting purposes (it being understood that, if any change in the lease accounting standards applicable to Lessee requires that Lessee, independently of the Transfer contemplated hereby, capitalize its leases, including the Lease, in Lessee’s books, such capitalization of the Lease is not intended to constitute, and shall not be construed as, incurrence by Lessee of any indebtedness for accounting purposes within the meaning of this clause (7)).
(j) Assignor has fully performed all of its obligations under the Operative Documents, which obligations by their terms are required to be satisfied or performed prior to the Effective Time or prior to the consummation of the transactions contemplated hereby.
9. Representations and Warranties of Assignee. Assignee represents and warrants that:
(a) Assignee is [type of entity] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization] and has the [corporate] power and authority to own or hold under lease its properties, to carry on its business and operations, to enter into and perform its obligations under this Agreement and to perform its obligations under the Operative Documents to which it is or will be a party.
(b) The execution, delivery and performance by Assignee of this Agreement, and the performance by Assignee of the Operative Documents to which it is or will be party, have been duly authorized by all necessary [corporate] action on the part of Assignee, do not require any [stockholder] approval or approval or consent of any trustee or holder of indebtedness or obligations of Assignee, except such as have been duly obtained, or violate or result in a breach of, or constitute a default under, or result in the creation of any Lien (other than
EXHIBIT E

as permitted under the Operative Documents) upon the property of Assignee under, any indenture, mortgage, contract or other agreement to which Assignee is a party or by which Assignee or its properties is or are bound or affected. The execution, delivery and performance by Assignee of this Agreement and the performance by Assignee of the Operative Documents to which it is or will be party and the acquisition by Assignee of its interest in the Trust Estate (and the rights related thereto) do not and will not violate the [organizational documents] of Assignee or any current law, governmental rule, regulation, judgment or order binding on Assignee (including, without limitation, any such law, rule, regulation, judgment or order relating to money-laundering, anti-corruption or export control or imposing economic sanctions).
(c) Neither the execution and delivery by Assignee of this Agreement, nor the performance by Assignee of its obligations under, nor the consummation by Assignee of the transactions contemplated in, this Agreement and the Operative Documents to which Assignee is or will be a party, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of any [jurisdiction of organization] governmental authority having jurisdiction.
(d) This Agreement has been duly executed and delivered by Assignee and constitutes, and each Operative Document to which Assignee will be a party will constitute, the legal, valid and binding obligation of Assignee enforceable against Assignee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.
(e) There are no pending or, to Assignee’s knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which would materially adversely affect the ability of Assignee to perform its obligations under this Agreement or any Operative Document to which it is or will be a party.
(f) Neither Assignee nor any Person authorized to act on its behalf has directly or indirectly offered any interest in the Trust Estate or the Trust Agreement or any similar security to, or solicited any offer to acquire any of the same from, any Person in violation of the registration requirements of the Securities Act or any other applicable securities law.
(g) At the Effective Time, there are no Lessor’s Liens attributable to Assignee, and the execution, delivery and performance of this Agreement will not result in any Lessor’s Lien attributable to Assignee.
(h) Either (i) Assignee is a Citizen of the United States or (ii) the Trust Agreement is in a form that permits the Aircraft to be registered with the FAA in the name of Owner Trustee (without regard to any provision of applicable law that permits FAA registration of an aircraft by limiting its location and usage but with regard to voting trust provisions and provisions delegating certain control rights to the Owner Trustee), notwithstanding the failure of Assignee to be a Citizen of the United States.
EXHIBIT E

(i) Assignee is not an airline or other commercial operator of aircraft, freight forwarder, or any other company directly or indirectly engaged in the business of passenger, cargo, freight or parcel transportation, or any Affiliate thereof.
(j) Either (a) no part of the funds to be used by Assignee to make and hold its investment pursuant to this Agreement directly or indirectly constitutes assets of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or of any “plan” (as defined in Section 4975(e) of the Code) or (b) its purchase and holding of its interest in the Trust Estate and its investment pursuant to this Agreement are exempt from the prohibited transaction restrictions of ERISA and the Code pursuant to one or more prohibited transaction statutory or administrative exemptions.
(k) Assignee is a Qualifying Institution (as such term is defined in Section 8.2(a)(ii) of the Lease) (or a parent corporation of the Assignee which qualifies as a Qualifying Institution shall have executed and delivered to Lessee a guaranty substantially in the form of Exhibit G to the Participation Agreement or otherwise in form and substance reasonably satisfactory to Lessee).
(l) The Assignment and Assumption (1) does not violate the Transportation Code, the Securities Act or any other Law (including, without limitation, ERISA, any laws or regulations imposing U.S. economic sanctions measures or any orders or licenses issued thereunder), or create a relationship that would be in violation thereof, (2) does not result in a “prohibited transaction” under Section 4975 of the Code, (3) does not adversely affect the registration of the Aircraft in the name of Owner Trustee with the FAA (or the aeronautical authority of the country of registry of the Aircraft if the Aircraft is not registered under the laws of the United States), (4) will not subject Lessee to any additional regulation under, or require Lessee to give any notice to, register with, make any filings with or take any other action in respect of, any governmental authority or agency of any jurisdiction, (5) does not require registration under the Securities Act or any foreign securities laws, require qualification of an indenture under the Trust Indenture Act, or require Lessee to sign any registration statement, (6) unless Lessee consents, the Transfer contemplated hereby does not involved a Rule 144A, Regulation S or other capital markets or equity syndication transaction not described in the immediately preceding clause (5), and (7) does not result in, or involve, incurrence by Lessee of any indebtedness for accounting purposes (it being understood that, if any change in the lease accounting standards applicable to Lessee requires that Lessee, independently of the Transfer contemplated hereby, capitalize its leases, including the Lease, in Lessee’s books, such capitalization of the Lease is not intended to constitute, and shall not be construed as, incurrence by Lessee of any indebtedness for accounting purposes within the meaning of this clause (7)).
(m) [Assignee is a domestic [corporation][partnership] for U.S. federal income tax purposes.]11
11     If Assignee is a foreign entity, replace with language to the following effect: “Assignee is (x) taxed as a [corporation] for U.S. federal income tax purposes, (y) a corporation resident in [ ] for [ ] tax purposes [(by virtue of being managed and controlled in [ ])] and (z) a resident of [ ] within the meaning of the income tax convention between [ ] and the United States (the “Treaty”) and fully eligible for the benefits of the [“Business Profits”][“Industrial or Commercial Profits”], “Interest” and “Other Income” articles of the Treaty with respect to all payments under the Lease and the other transaction documents and all income of Lessor with respect thereto.” If a foreign Assignee is tax-transparent, add similar language regarding its owners. In addition, a foreign Assignee will need to provide an opinion or representation substantially to the following effect: “Under applicable Law in effect at the Effective Time, assuming the Aircraft is not located or used by Lessee or any sublessee of Lessee at or after the Effective Time in [Assignee’s country] and neither Lessee, Owner Trustee nor Trust Company is acting, or has acted, under the Operative Documents through an office or other fixed place of business or an agent in [Assignee’s country], neither Lessee nor Owner Trustee will be required to charge, withhold or otherwise collect any sales, stamp, value added or similar Tax imposed by [Assignee’s country], or any political subdivision thereof, with respect to the Operative Documents or any Rent payable at or after the Effective Time.”
EXHIBIT E

10. Certain Agreements.
(a) Assignee agrees that, except as expressly permitted by Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing, notwithstanding anything herein or in any Operative Document to the contrary, neither it nor any Person claiming by, through or under it shall take or cause to be taken any action inconsistent with Lessee’s rights under the Lease and Lessee’s right to quiet enjoyment of the Aircraft, the Airframe, any Engine or any Part, or otherwise in any way interfere with or interrupt the use, operation and continuing possession of the Aircraft, the Airframe, any Engine or any Part by Lessee or any sublessee, assignee or transferee under any sublease, assignment or transfer then in effect and permitted by the terms of the Lease.
(b) Notwithstanding anything to the contrary contained herein or in the Operative Documents, each of Assignor and Assignee hereby agrees, for the benefit of Lessee, that as determined at the Effective Time none of Lessee’s obligations, responsibilities, liabilities, costs and risks in the use and operation of the Aircraft or under, relating to or in respect of the Operative Documents or otherwise, including, without limitation, under or in respect of any of Lessee’s payment or indemnity obligations, shall be increased or altered, and none of Lessee’s rights and benefits under any Operative Document shall be diminished, as a result of or in connection with the Assignment and Assumption or any aspect thereof or any other transaction relating thereto (it being acknowledged that an increase in the number of indemnitees shall not, of itself, constitute an increase in Lessee’s obligations under the Operative Documents).
11. Miscellaneous.
(a) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto shall be an original, but all of such counterparts together shall constitute one instrument.
EXHIBIT E

(c) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK. [Assignee irrevocably designates and appoints [name of process agent] as process agent to receive for it and on its behalf service of process in any proceedings arising hereunder or under any other Operative Document to which it is a party. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.]12
(d) To the extent that Assignee or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon any Operative Documents to which it is a party, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, Assignee hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
12     Include only if Assignee is a foreign entity.
EXHIBIT E

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

[NAME OF ASSIGNOR]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By:
Name:
Title:
EXHIBIT E

EXHIBIT F
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
EXHIBIT F

EXHIBIT F
ANNEX A
TO
BFE BILL OF SALE
EXHIBIT F

EXHIBIT G
FORM OF OWNER PARTICIPANT GUARANTEE
EXHIBIT G

ANNEX A
DEFINITIONS
ANNEX A

ANNEX B
PAYMENT INFORMATION
Payments to Owner Trustee/Lessor: Payments made to Owner Trustee pursuant to the terms of the Operative Documents shall be made to the following account of Lessor:
[ ]
or to such other account of Lessor in the United States as may be specified in a notice delivered by Owner Trustee to Lessee and Owner Participant in accordance with Section 10.1 at least 10 Business Days prior to the due date after which payments are to be made pursuant to such notice.
Payments to Owner Participant: Payments made to Owner Participant pursuant to the terms of the Operative Documents shall be made to the following account of Owner Participant:
[ ]
or to such other account of Owner Participant in the United States as may be specified in a notice delivered by Owner Participant to Owner Trustee and Lessee in accordance with Section 10.1 at least 10 Business Days prior to the due date after which payments are to be made pursuant to such notice.
Payments to Lessee: Payments made to Lessee pursuant to the terms of the Operative Documents shall be made to the following account of Lessee:
[ ]
or to such other account of Lessee in the United States as may be specified in a notice delivered by Lessee to Owner Trustee and/or Owner Participant in accordance with Section 10.1 at least 10 Business Days prior to the due date after which payments are to be made pursuant to such notice.
ANNEX B

SCHEDULE A
CERTAIN TERMS

Insurance Threshold Amount:	[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
Obsolete Parts cap (for purposes of Section 8(c) of the Lease)	[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PERMITTED COUNTRIES
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
14     Insert value for applicable aircraft type.
SCHEDULE A

SCHEDULE B
RE-REGISTRATION CONDITIONS
Lessee’s right to cause or permit the Aircraft to be re-registered pursuant to Section 7(a) of the Lease is subject to the satisfaction of the conditions below or waiver thereof by Lessor and Owner Participant, as applicable:
(a) no Event of Default shall have occurred and be continuing at the date of such request or at the effective date of the change in registration; provided that it shall not be necessary to comply with this condition if the change in registration involves the registration of the Aircraft under the laws of the United States;
(b) each of Lessor and Owner Participant shall have received a legal opinion addressed to it from counsel to Lessee admitted to practice in the jurisdiction of registration (which counsel shall be reasonably satisfactory to Owner Participant) (i) to the effect that (A) after giving effect to such change in registration, all filing, recording or other action necessary to perfect and protect Lessor’s rights and interests in and to the Aircraft and the Lease has been accomplished (or if such opinion cannot be given at the time by which Lessor has been requested to consent to a change in registration, (x) the opinion shall detail what filing, recording or other action is necessary and (y) Lessor and Owner Participant shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to Lessor and Owner Participant on or prior to the effective date of such change in registration), (B) the terms of the Lease are legal, valid and binding and enforceable against Lessee in such jurisdiction (subject to bankruptcy and equitable remedies exceptions and other customary exceptions), and (C) it is not necessary for Lessor or Owner Participant to qualify to do business in such jurisdiction or otherwise satisfy any other applicable law, rule or regulation existing at the date of such request (or if such opinion cannot be given, the opinion shall detail what other existing law, rule or regulation must be satisfied by Lessor or Owner Participant, as the case may be) solely as a result of the proposed re-registration, and (ii) if such re-registration is in connection with a sublease to a Permitted Sublessee and such country is not, at the time of re-registration, the United States or a Permitted Country, to the effect that there exist no possessory rights in favor of Permitted Sublessee under the laws of such country that would, assuming at such time Permitted Sublessee is not insolvent or bankrupt, prevent the return of the Aircraft in accordance with and when permitted by the terms of Sections 14 and 15 of the Lease upon the exercise of remedies by Lessor of its remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing;
(c) Lessor and Owner Participant shall have received assurances reasonably satisfactory to Owner Participant to the effect that the insurance provisions of the Lease shall have been complied with after giving effect to such change in registration;
SCHEDULE B

(d) such re-registration will not result in the imposition by such country of any Taxes on Lessor or Owner Participant for which Lessee is not required to indemnify Lessor or Owner Participant, as the case may be, unless Lessee agrees to indemnify Lessor or Owner Participant, as the case may be, for any Taxes imposed by such country in connection with or relating to the transactions contemplated by the Lease that would not have been imposed but for such re-registration; provided that it shall not be necessary to comply with the conditions contained in this clause (d) if such change in registration results in the re-registration of the Aircraft under the laws of the United States, except to the extent that the provisions of the tax indemnification provisions relating to Lessor or Owner Participant, as the case may be, were amended in effecting a previous foreign registration;
(e) such re-registration will not divest Lessor of title to the Aircraft; and
(f) Lessee shall have paid or made provision for the payment of all reasonable out-of-pocket expenses (including reasonable attorneys’ fees) of Lessor and Owner Participant in connection with such change in registration;
provided, further, that Lessee shall not cause the Aircraft to be registered under the laws of any foreign jurisdiction without the prior written consent of Owner Participant if (1) the civil aviation laws of such foreign jurisdiction impose unusual requirements on lessors of civil aircraft, and (2) Lessor or Owner Participant, as the case may be, would be required to comply with such unusual requirements upon the registration of the Aircraft in such foreign jurisdiction, and compliance therewith by Lessor or Owner Participant, as the case may be, would result in a material burden on the business activities of Lessor or Owner Participant, as the case may be.
SCHEDULE B

EXHIBIT D
FORM OF DEFINITIONS ANNEX

EXHIBIT E
FORM OF LEASING LETTER

*
GUARANTEE ([YEAR] MSN [MSN])
dated as of —, 20—
by
[NAME OF OWNER PARTICIPANT GUARANTOR]

EXHIBIT A - Beneficiaries

GUARANTEE
GUARANTEE dated as of [—], 20[—] by [OWNER PARTICIPANT GUARANTOR], a [FORM OF ENTITY] organized and existing under the laws of [JURISDICTION] (together with its successors and assigns, “Guarantor”), for the benefit the parties listed in Exhibit A attached hereto (together with their respective successors and assigns, the “Beneficiaries”).
WHEREAS, [OWNER PARTICIPANT], a [FORM OF ENTITY] organized and existing under the laws of [JURISDICTION] (together with its successors and assigns, the “Owner Participant”) is majority-owned subsidiary of Guarantor;
WHEREAS, Guarantor derives substantial benefit from the Owner Participant entering into the transactions contemplated by the OP Documents;
WHEREAS, American Airlines, Inc. (“American”), as lessee, the Owner Participant and Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity except as expressly provided herein, but solely as owner trustee, as lessor (“Lessor”), entered into a Participation Agreement ([YEAR] MSN [MSN]), dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Participation Agreement”);
WHEREAS, American and Lessor entered into a Lease Agreement ([YEAR] MSN [MSN]) dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Lease”);
WHEREAS, it is a condition to the Lessee’s obligation to enter into the transactions contemplated by the Participation Agreement that Guarantor agrees to guarantee the obligations of the Owner Participant in each of the Operative Documents executed or to be executed by the Owner Participant or by which the Owner Participant is bound (such Operative Documents, in each case, as amended, modified or supplemented from time to time, being referred to herein as the “OP Documents”);
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in Annex A to the Lease.
Section 2. Affirmation of Representations and Warranties under OP Documents. Guarantor hereby represents and warrants to the Beneficiaries that all of the representations and warranties of the Owner Participant contained in the OP Documents are true and correct as of the date hereof.
Section 3. Guarantee.
3.1. Guarantee of Obligations under OP Documents. Guarantor irrevocably and unconditionally guarantees to the Beneficiaries the due and punctual performance of and compliance with all covenants, agreements, terms and conditions of each of the OP Documents required to be performed or complied with by the Owner Participant (including, without limitation, in the case of a Back-Leveraging Transaction, the Owner Participant’s representations, warranties and covenants described in Section 8.3.1(b) of the Participation Agreement and compliance of the applicable Back-Leveraging Transaction with the terms of Section 8.3 of the Participation Agreement) (all such payment obligations and other covenants, agreements, terms and conditions, being referred to herein as the “Obligations”). In case the Owner Participant shall fail to perform or comply with any Obligation, Guarantor will forthwith perform and comply with such Obligation or cause the same forthwith to be performed or complied with, and, in case the Owner Participant shall fail to pay or perform duly and punctually any Obligation required to be made or performed by the Owner Participant under any OP Document when and as the same shall be due and payable, or required to be performed, as the case may be, in accordance with the terms of such OP Document, Guarantor will immediately pay or perform, as the case may be, the same to the Person entitled thereto and in addition, pay such further amount, if any, as shall be sufficient to cover all reasonable costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel) that may be paid or incurred by the Beneficiaries in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting any or all of the Obligations.
3.2. Unconditional Obligations. The guarantee by Guarantor contained in Section 3.1 hereof is a primary obligation of Guarantor and is an unconditional, absolute, present and continuing obligation and is not conditioned in any way upon the institution of suit or the taking of any other action with respect to the representations and warranties of the Owner Participant contained in any OP Document or any attempt to enforce performance of or compliance with the Obligations (including, without limitation, any payment obligations). To the extent that performance or compliance with the guarantee by Guarantor contained in Section 3.1 hereof requires the payment of money, such guarantee is an absolute, unconditional, present and continuing guarantee of payment and not of collectability and is in no way conditioned or contingent upon the validity, or enforceability of any OP Document or any of the Obligations or any collateral security, other guarantee, if any, or credit support therefor or any attempt to collect from the Owner Participant or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence or circumstance whatsoever. Such guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Beneficiaries pursuant to the terms of any OP Document is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of the Owner Participant or Guarantor, or upon or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Owner Participant or Guarantor or any substantial part of their respective property, or otherwise, all as though such payment had not been made notwithstanding any termination of this Guarantee or any OP Document. Guarantor shall not commence against the Owner Participant any “case” (as defined in Title 11 of the United States Code, the “Bankruptcy Code”) under the Bankruptcy Code or any similar proceeding under any state insolvency, bankruptcy or similar statute.
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3.3. Guarantor’s Obligations Not Affected. The obligations of Guarantor under this Guarantee shall remain in full force and effect without regard to, and shall not be impaired or affected by:
(a) any extension, indulgence or renewal in respect of the payment of any amount payable, or the performance of any Obligation; or
(b) any amendment or modification of or addition or supplement to or deletion from any of the terms of any OP Document, or any other agreement (including, without limitation, any collateral security, other guarantee, if any, or other credit support or right of offset with respect thereto) which may be made relating to any OP Document or any Obligation; or
(c) any compromise, waiver, release or consent or other action or inaction in respect of any of the terms of any OP Document, or any other agreement (including, without limitation, any collateral security, other guarantee, if any, or other credit support or right of offset with respect thereto) which may be made relating to any OP Document or any Obligation; or
(d) any exercise or non-exercise by any of the Beneficiaries of any right, power, privilege or remedy under or in respect of this Guarantee or any OP Document, or any waiver of any such right, power, privilege or remedy or of any default in respect of this Guarantee or any OP Document or any guarantee or other agreement executed pursuant hereto, or any receipt of any security or any release of any security; or
(e) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of the Owner Participant, Guarantor or any other Person; or
(f) any limitation of the liability of the Owner Participant under the terms of any OP Document which may now or hereafter be imposed by any statute, regulation or rule of law; or
(g) any merger or consolidation of the Owner Participant or Guarantor into or with any other person or entity, or any sale, lease or transfer of any or all of the assets of the Owner Participant or Guarantor to any other person or entity; or
(h) any indebtedness of the Owner Participant to any person or entity, including Guarantor; or
(i) any claim, set-off, deduction or defense Guarantor or the Owner Participant may have against any of the Beneficiaries, whether hereunder or under any OP Document or independent of or unrelated to the transactions contemplated by the OP Documents; or
(j) any change in law; or
(k) absence of any notice to, or knowledge by, Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (j); or
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(l) any sale, transfer or other disposition by the Owner Participant of any right, title or interest in and to any OP Document or the Aircraft; or
(m) any other circumstance whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Guarantor. No obligations of the Owner Participant are affected hereby.
3.4. Waiver. Guarantor unconditionally waives, to the fullest extent permitted by Law, (a) notices of the creation of any Obligation under the OP Documents or any of the matters referred to in Section 3.3 hereof or any notice of or proof of reliance by any of the Beneficiaries upon this Guarantee or acceptance of this Guarantee (the Obligations shall conclusively be deemed to have been created, contracted, incurred or renewed, extended, amended or waived in reliance upon this Guarantee and all dealings between the Owner Participant or Guarantor and any Beneficiary shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee), (b) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of any of the Beneficiaries against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any OP Document, and notice of default or any failure on the part of the Owner Participant to perform and comply with any Obligation, (c) any right to the enforcement, assertion or exercise by any of the Beneficiaries of any right, power, privilege or remedy conferred herein or in any OP Document or otherwise, (d) any requirement of promptness or diligence on the part of any of the Beneficiaries, or (e) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against Guarantor.
3.5. Waiver of Rights of Subrogation and Contribution. Guarantor will not assert any right to which it may become entitled, whether by subrogation, contribution or otherwise, against the Owner Participant or any of its properties, by reason of the performance by Guarantor of its obligations under this Agreement, nor shall Guarantor seek or be entitled to seek any reimbursement from the Owner Participant in respect of payments made by Guarantor until such time as all of the Obligations of the Owner Participant under the OP Documents shall be duly and fully performed.
3.6. Payments. Guarantor hereby guarantees that all payments hereunder shall be paid without set-off, counterclaim, deduction or withholding (or, if there is any such deduction or withholding for Taxes, Guarantor hereby agrees to pay additional amounts such that Guarantor bears such Taxes), and shall be made in U.S. Dollars; provided, that such Beneficiary shall have provided Guarantor with any withholding form, certificates or documents that such Beneficiary is legally entitled to provide if necessary or advisable to reduce or eliminate such withholding taxes, provided, however, that no Beneficiary shall be required to deliver such form, certificates or documents to reduce or eliminate any withholding taxes imposed by any non U.S. jurisdiction as a result of payments being made from, or Guarantor’s or Owner Participant’s connection with, such jurisdiction unless (x) Guarantor shall have provided to such Beneficiary timely notice of the requirement for such documentation, (y) such Beneficiary determines in good faith that it would suffer no risk of adverse consequences by providing the applicable form, and (z) Guarantor has agreed to pay, and does pay after demand therefor, on an After-Tax Basis, all
4

costs and expenses incurred by such Beneficiary in providing the applicable form. If any payment of Guarantor hereunder is converted into a claim, proof, judgment or order in a currency other than Dollars, Guarantor will indemnify the Beneficiaries as an independent obligation against any loss arising out of or as a result of such receipt or conversion.
Section 4. Representations, Warranties and Covenants of Guarantor.
4.1. Representations and Warranties of Guarantor. As of the date hereof, Guarantor hereby represents and warrants that: (a) it is a [FORM OF ENTITY] duly organized and validly existing under the laws of [JURISDICTION] and has the corporate power and authority to carry on its present business and operations, to own or hold under lease its properties and to enter into and perform its obligations under this Guarantee, and this Guarantee has been duly authorized, executed and delivered by it and is legal, valid and binding on it and is enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity; (b) the execution and delivery by Guarantor of this Guarantee and compliance by it with all of the provisions hereof do not and will not contravene any Law or any order of any court or governmental authority or agency applicable to or binding on it or contravene the provisions of, or constitute a default under, [its certificate of incorporation or by-laws] or any indenture, mortgage, contract or any agreement or instrument to which it is a party or by which it or any of its property may be bound or affected; (c) no authorization or approval or other action by, and no notice to or filing with, any [jurisdiction of organization] governmental authority having authority over Guarantor or its assets is required for the due execution, delivery or performance by it of this Guarantee; (d) there are no pending or threatened actions or proceedings before any court or administrative agency which would materially adversely affect its ability to perform its obligations under this Guarantee; (e) the Owner Participant is a majority-owned subsidiary of Guarantor; and (f) Guarantor is a Qualifying Institution.
4.2. Covenants of Guarantor. For so long as the Owner Participant is a party to the OP Documents:
(a) Guarantor agrees that it will not impair Owner Participant’s ability to perform its obligations under the OP Documents; and
(b) Guarantor agrees to comply with the terms and conditions of Section 10.4 of the Participation Agreement with respect to any Confidential Information.
Section 5. Costs and Expenses. Guarantor will pay all reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of any of the Beneficiaries in connection with the enforcement of Guarantor’s obligations under this Guarantee.
Section 6. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements of Guarantor contained herein shall survive the execution and delivery of this Guarantee and the consummation of the transactions contemplated hereby and by the Operative Documents.
5

Section 7. Notices, etc. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted under the terms and provisions of this Guarantee shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, postage prepaid, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) and addressed, (a) if to Guarantor, at — or at such other address as Guarantor shall from time to time designate in writing to American, (b) if to American, at 4333 Amon Carter Boulevard, Mail Drop 5662, Ft. Worth, Texas 76155, Attention: Treasurer, Fax: (817) 967-4318, Tel: (817) 963-1234 or at such other address as American shall from time to time designate in writing to Guarantor, or (c) if to the Lessor, at — or at such other address as the Lessor shall from time to time designate in writing to Guarantor
Section 8. Amendments and Waivers. Neither this Guarantee nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantor and the Beneficiaries.
Section 9. Severability of this Guarantee. Any provision of this Guarantee which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10. Miscellaneous. This Guarantee shall remain in full force and effect until payment in full of all sums payable hereunder under the OP Documents, and performance in full of all obligations of Guarantor hereunder, it being understood that upon the transfer of the Owner Participant’s interest pursuant to the terms of the OP Documents, subject to the payment in full of all sums due and payable hereunder and performance in full of all obligations of Guarantor hereunder and subject to such transfer complying with Section 8.2 of the Participation Agreement, this Guarantee shall terminate. This Guarantee constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The index preceding this Guarantee and the headings of the various Sections of this Guarantee are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Guarantee shall be binding upon the successors of Guarantor, and shall inure to the benefit of the Beneficiaries and their successors and permitted assigns. Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of each of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York, and other courts with jurisdiction to hear appeals from such court and other courts with jurisdiction to hear appeals from such court for the purposes of any suit, action or other proceeding arising out of this Guarantee, the subject matter hereof or any of the transactions contemplated hereby. THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS GUARANTEE IS BEING DELIVERED IN THE STATE OF NEW YORK.
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Section 11. [Agent for Service of Process. Guarantor agrees that its designated agent for service of process relating to any proceedings arising out of or connected with this Guarantee is —. Guarantor agrees that service of process in any action or proceeding described in Section 10 may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such agent for service of process at its address referred to in the first sentence of this Section 11. Guarantor, by notice to the Beneficiaries, may designate a different agent and address for subsequent service of process; provided that Guarantor will take all action, including the filing of any and all documents and instruments, as may be necessary so that it shall at all times have an agent for service of process for the above purposes in the County of New York, State of New York. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.]1
Section 12. Time of the Essence. The time stipulated in this Guarantee for all payments by Guarantor to any of the Beneficiaries and for prompt, punctual performance of Guarantor’s obligations under this Guarantee shall be of the essence for this Guarantee.
Section 13. Waiver of Immunity. To the extent that Owner Participant or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon any Operative Documents to which it is a party, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, Owner Participant hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.
1     Include if Guarantor is foreign.
7

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed by its duly authorized officer as of the day and year first above written.

[GUARANTOR]

By:
Title:
8

EXHIBIT A
BENEFICIARIES
American Airlines, Inc., as Lessee (and its successors and permitted assigns)
Wells Fargo Bank Northwest, National Association, Owner Trustee and Lessor (and its successors and permitted assigns)

*
ANNEX A
DEFINITIONS
General Provisions
(a) In each Operative Document (as defined below), unless otherwise expressly provided, a reference to:
(i) each of “Lessee,” “Lessor,” “Owner Trustee,” “Owner Participant” or any other Person includes, without prejudice to the provisions of any Operative Document, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;
(ii) words importing the plural include the singular and words importing the singular include the plural;
(iii) any agreement, instrument or document, or any annex, schedule or exhibit thereto, or any other part thereof, includes, without prejudice to the provisions of any Operative Document, that agreement, instrument or document, or annex, schedule or exhibit, or part, respectively, as amended, modified or supplemented from time to time in accordance with its terms, and any agreement, instrument or document entered into in substitution or replacement therefor;
(iv) any provision of any law includes any such provision as amended, modified, supplemented, substituted, reissued or reenacted prior to the Delivery Date (as defined below in this Annex A), and thereafter from time to time;
(v) the word “government” includes any instrumentality or agency thereof;
(vi) the words “Agreement,” “this Agreement,” “hereby,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Operative Document refer to such Operative Document as a whole and not to any particular provision of such Operative Document;
(vii) the words “including,” “including, without limitation,” “including, but not limited to,” and terms or phrases of similar import when used in any Operative Document, with respect to any matter or thing, mean including, without limitation, such matter or thing; and
(viii) a “Section,” a “subsection,” an “Exhibit,” an “Annex” or a “Schedule” in any Operative Document, or in any annex thereto, is a reference to a section or a subsection of, or an exhibit, an annex or a schedule to, such Operative Document or such annex, respectively.

(b) Each attachment, appendix, exhibit, annex, supplement and schedule to each Operative Document is incorporated in, and shall be deemed to be a part of, such Operative Document.
(c) Headings and tables of contents used in any Operative Document are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Document.
Defined Terms
“AD” has the meaning set forth in Section 7(a) of the Lease.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, “control” (including “controlled by” and “under common control with”) shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise. In no event shall Trust Company be deemed to be an Affiliate of any of Owner Trustee, Lessor or Owner Participant or vice versa.
“After-Tax Basis”, in the context of determining the amount of a payment to be made on such basis, means the payment of an amount which, after subtraction of the net increase, if any, in U.S. federal, state and local income tax liability incurred by the Indemnified Person or Tax Indemnitee to whom the payment is made as a result of the receipt or accrual of such payment (taking into account any current Tax benefits realized by such Indemnified Person or Tax Indemnitee as a result of the event or circumstances giving rise to such payment), shall equal the amount that would have been payable if no net increase in such tax liability had been incurred.
“Aircraft” means the Airframe together with the two Engines described in Lease Supplement No. 1 (or any Replacement Engine substituted for any of such Engines under, and pursuant to the terms of, the Lease) (except in each case for any Excluded Equipment), whether or not any of such initial or substituted Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft.
“Aircraft Protocol” means the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements, and revisions thereto, as in effect in the United States.
“Airframe” means (i) the aircraft described in Lease Supplement No. 1 (except (x) Engines or engines from time to time installed thereon and any and all Parts related to such Engines or engines and (y) any Excluded Equipment) to be leased under the Lease by Lessor to Lessee and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 of the Lease after removal from such aircraft.
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“American/Airbus Purchase Agreement” means the A320 Family Aircraft Purchase Agreement, dated July 19, 2011, between Lessee and the Manufacturer, as amended, supplemented or otherwise modified from time to time.
“Application for Aircraft Registration” means the application for registration on Federal Aviation Administration AC Form 8050-1 with respect to the Aircraft in the name of Owner Trustee.
“Approved Program” means a maintenance program for aircraft of the same make and model as the Aircraft which shall be (i) the Maintenance Program, (ii) the MPD, or (iii) such other maintenance program approved by Lessor (such approval not to be unreasonably withheld); provided that for purposes of this clause (iii), such approval right shall, in connection with the re-registration or subleasing of the Aircraft, Airframe or any Engine, only be required at the time of the initial re-registration or at the commencement of such sublease, as applicable. For purposes of the foregoing sentence, with respect to the flight/hours/cycles/calendar time limitations of Parts and inspections, references to the MPD mean the most restrictive applicable limitation set forth therein.
“Assumption Agreement” has the meaning set forth in Section 8.2(a)(i)(D) of the Participation Agreement.
“Aviation Counsel” means Daugherty, Fowler, Peregrin, Haught & Jenson, a Professional Corporation, or such other nationally recognized special aviation counsel located in Oklahoma City, Oklahoma as is designated by Lessee.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
“Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§ 101 et seq.
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“Basic Rent” means the basic rent payable to Lessor for the Aircraft pursuant to Section 3(b) of the Lease in the amounts and payable at the times as provided therein.
“Basic Term” means the term for which the Aircraft is leased under the Lease pursuant to Section 3(a) thereof commencing on the Delivery Date and ending on the Lease Expiry Date, or such earlier date on which the Lease is terminated in accordance with the provisions thereof.
“Bills of Sale” means the FAA Bill of Sale and the Warranty Bill of Sale collectively.
“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required by law, regulation or executive order to be closed in Fort Worth, Texas or New York, New York or the city and state in which the principal corporate trust office of Owner Trustee is located.
“Cape Town Convention” means the official English language text of the Convention on International Interests in Mobile Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements, and revisions thereto, as in effect in the United States.
“Cape Town Treaty” means, collectively, the official English language text of (i) the Cape Town Convention, (ii) the Aircraft Protocol, (iii) all rules and regulations adopted pursuant thereto and as in effect in the United States and (iv) with respect to each of the foregoing described in clauses (i) through (iii), all amendments, supplements and revisions thereto as in effect in the United States.
“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the U.S. enacted in substitution or replacement therefor.
“Claim” or “Claims” means any and all liabilities, obligations, losses, damages, penalties, claims, costs, actions or suits of whatsoever kind and nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) and, except as otherwise expressly provided, shall include all reasonable costs, disbursements and expenses (including reasonable legal fees and expenses) in connection therewith or related thereto.
“Closing” has the meaning set forth in Section 3 of the Participation Agreement.
“Code” means the U.S. Internal Revenue Code of 1986, as currently in effect or hereafter amended.
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“Confidential Information” means the provisions of, and all matters relating to, the Lease (other than any portions of the Lease recorded with the FAA and available for public inspection), the Participation Agreement and the other Operative Documents including, without limitation, (i) the existence and terms of any sublease of the Airframe or Engines pursuant to Section 7(b) of the Lease and the identity of the Permitted Sublessee thereunder (other than any portions of any sublease recorded with the FAA and available for public inspection); (ii) all information obtained in connection with any inspection conducted pursuant to Section 12(a) or 12(b) of the Lease or obtained from Lessee in electronic form pursuant to Section 12(c) of the Lease; (iii) each certification furnished pursuant to Section 11(a) and Section 11(b) of the Lease; and (iv) all information contained in each report furnished pursuant to Section 11(e) of the Lease.
“Conflict Opinion” has the meaning set forth in Section 7.1.5 of the Participation Agreement.
“CRAF Program” means the Civil Reserve Air Fleet Program authorized under 10 U.S.C. §9511 et seq. or any similar or substitute program under the laws of the United States.
“Delivery Date” has the meaning specified in Lease Supplement No. 1.
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
“Dollars” and “$” mean the lawful currency of the United States of America.
“EASA” means the European Aviation Safety Agency of the European Union and any successor agency.
“Engine” means (i) each of the engines listed by manufacturer’s serial numbers in Lease Supplement No. 1, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft; (ii) any Replacement Engine which may from time to time be substituted, pursuant to the Return Conditions or Sections 8(d) or 10(d) of the Lease, for an Engine leased under the Lease; and (iii) any and all Parts incorporated or installed in or attached to such Engine or Replacement Engine or any and all Parts removed from such Engine or Replacement Engine so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 of the Lease after removal from such Engine or Replacement Engine, but in each case, except any Excluded Equipment. Except as otherwise set forth in the Lease, at such time as a Replacement Engine shall be so substituted, the replaced Engine shall cease to be an Engine. The term “Engines” also means, as of any date of determination, all Engines then leased under the Lease.
“Engine Manufacturer” means [NAME OF ENGINE MANUFACTURER].
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[“Engine Warranty Agreement” means that certain Engine Warranty Agreement, dated as of the Delivery Date, between Lessee, Lessor and Engine Manufacturer, in form and substance satisfactory to the parties thereto.]1
“ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder.
“Event of Default” has the meaning set forth in Section 14 of the Lease.
“Event of Loss” with respect to any property means any of the following events with respect to such property:
(i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever;
(ii) any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss or a compromised or constructive total loss;
(iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, such property (other than a requisition for use of the Aircraft, the Airframe or any Engine by the U.S. government or any agency or instrumentality thereof which shall not have resulted in loss of possession of such property for a period continuing beyond the end of the Term) which, in the case of any event referred to in this clause (other than requisition of title), shall have resulted in the loss of possession of such property by Lessee (or any Permitted Sublessee) for a period in excess of 120 consecutive days or a shorter period that ends on or after the last day of the Term (in which event the Event of Loss pursuant to this clause (iii) shall be deemed to have occurred on the last day of the Term);
(iv) as a result of any rule, regulation, order or other action by the FAA, the Department of Transportation or other governmental body of the U.S. or other country of registry of the Aircraft having jurisdiction, the use of such property in the normal course of passenger air transportation shall have been prohibited for a period of six consecutive months, unless Lessee (or any Permitted Sublessee), prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which in its judgment are necessary or desirable to permit the normal use of such property by Lessee (or any Permitted Sublessee) or, in any event, if such use shall have been prohibited for a period of twelve consecutive months; or
(v) the operation or location of the Aircraft, while under requisition for use by the U.S. government, in any area excluded from coverage by any insurance policy in
1     Include if applicable.
6

effect with respect to the Aircraft required by the terms of Section 11 of the Lease, if Lessee shall be unable to obtain indemnity or insurance in lieu thereof from the U.S. government;
provided that if such property shall be returned to Lessee in usable condition after the occurrence of an event described in clause (i), (iii) or (v) above but prior to the date on which Stipulated Loss Value would be payable pursuant to Section 10(a) of the Lease, then such event shall, at the option of Lessee, not constitute an Event of Loss.
“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.
“Excluded Equipment” means (i) defibrillators, enhanced emergency medical kits and other medical and emergency equipment, (ii) airphones and other components or systems installed on or affixed to the Airframe that are used to provide individual telecommunications or electronic entertainment or services to passengers aboard the Aircraft, (iii) branded passenger convenience or service items, and (iv) cargo containers.
“Export Administration Regulations” means the United States Export Administration Regulations, 15 C.F.R. §§ 730-774, as amended, modified or supplemented from time to time, and any successor thereto.
“FAA” or “Federal Aviation Administration” means the Federal Aviation Administration of the U.S. and any successor governmental authority.
“FAA Bill of Sale” means the bill of sale for the Aircraft on Federal Aviation Administration AC Form 8050-2 executed by the Manufacturer in favor of Owner Trustee.
“Fair Market Rental Value” means the rental value which could be obtained in an arm’s-length transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor in possession under no compulsion to lease, assuming that the Aircraft is unencumbered by the Lease and is in the condition required thereby; provided that, in determining such value under Section 15 of the Lease, the Aircraft shall be valued on an “as-is, where-is” basis, taking into account customary brokerage and other reasonable costs and out-of-pocket expenses that would be typically incurred in connection with the re-letting of equipment such as the Airframe, Engines or any Part thereof. Such value shall be determined by mutual written agreement between Lessor and Lessee or, in the absence of mutual written agreement, pursuant to an Independent Appraisal, except in determining such value under Section 15 of the Lease, such value shall be determined by Independent Appraisal as provided therein.
“Fair Market Sales Value” means the sales value which could be obtained in an arm’s-length transaction between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller in possession under no compulsion to sell, assuming that the Aircraft is unencumbered by the Lease and is in the condition required thereby; provided that, in determining such value under Section 15 of the Lease, the Aircraft shall be valued on an “as-is, where-is” basis, taking into account customary brokerage and other reasonable costs and
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out-of-pocket expenses that would be typically incurred in connection with the sale of equipment such as the Airframe, Engines or any Part thereof. Such value shall be determined by mutual written agreement between Lessor and Lessee or, in the absence of mutual written agreement, pursuant to an Independent Appraisal, except in determining such value under Section 15 of the Lease, such value shall be determined by Independent Appraisal as provided therein.
“Indemnified Person” means Owner Trustee, Trust Company and Owner Participant (including, for this purpose, a Person identified in writing to Lessee by Owner Participant who manages or services Owner Participant’s interest in the Trust Estate) and each Back-Leveraging Indemnified Person that has been added as an “Indemnified Person” in a consent and acknowledgment described in Section 8.3.2.(b) of the Participation Agreement and their respective officers, directors, servants, agents, successors and permitted assigns, but excluding any such Person in its capacity as the manufacturer, supplier or subcontractor of the Aircraft, Airframe or Engines or any Part and any officer, director, servant, agent, successor or permitted assign of such Person in such capacity.
“Independent Appraisal” means an appraisal mutually agreed to by two nationally recognized independent aircraft appraisers, one of which appraisers shall be chosen by Lessor and one by Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third nationally recognized independent aircraft appraiser chosen by the mutual consent of such two appraisers; provided that if either party shall fail to appoint a nationally recognized independent aircraft appraiser within 15 days after a written request to do so by the other party, the “Independent Appraisal” shall be the appraisal rendered by the appraiser that has been appointed; provided, further, that if both Lessor and Lessee appoint nationally recognized independent aircraft appraisers but such appraisers cannot agree on an appraisal and fail to appoint a third nationally recognized independent aircraft appraiser within 20 days after the date of the appointment of the second of such appraisers, then either party may apply to the American Arbitration Association to make such appointment. In the event such third independent appraiser shall be chosen to provide such appraisal, unless the parties agree otherwise, such appraisal shall be required to be made within 20 days of such appointment. Notwithstanding the foregoing, if an Independent Appraisal is used to determine the Fair Market Rental Value for the purposes of Section 21 of the Lease, the time periods set forth in the two preceding sentences shall be shortened to the extent necessary to allow the Fair Market Rental Value to be determined within 30 days after Lessee provides its revocable notice of its intent to renew the Lease pursuant to Section 21 of the Lease. Notwithstanding the foregoing, if an Independent Appraisal is used to determine the Fair Market Rental Value and/or Fair Market Sales Value for the purposes of Section 15 of the Lease, an Independent Appraisal shall be an appraisal prepared by Ascend Worldwide Limited, BK Associates, Inc., AVITAS, Inc. or another nationally recognized independent aircraft appraiser chosen in good faith by Owner Participant. The fees and expenses of appraisers for an Independent Appraisal, whenever undertaken pursuant to the Lease, shall be borne equally by Lessor and Lessee, and Lessor and Lessee each shall separately bear any fees, costs and expenses of its respective attorneys and experts (other than the appraisers referred to above) incurred in connection with such Independent Appraisal, except that the costs of an Independent Appraisal undertaken pursuant to Section 15 of the Lease shall be for the account of Lessee.
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“Inspecting Party” has the meaning set forth in Section 12(a) of the Lease.
“Insurance Threshold Amount” has the meaning set forth in Schedule A to the Participation Agreement.
“International Interest” has the meaning ascribed to the defined term “international interest” under the Cape Town Treaty.
“International Registry” means the international registry established pursuant to the Cape Town Treaty.
“Investment Company Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder.
“Law” means and includes (a) any statute, decree, constitution, regulation, order, judgment or other directive of any governmental authority; (b) any treaty, pact, compact or other agreement to which any governmental authority is a signatory or party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.
“Lease” or “Lease Agreement” means that certain Lease Agreement ([YEAR] MSN [MSN]), dated as of [ ], [YEAR], between Lessor and Lessee.
“Lease Expiry Date” means the [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] anniversary of the Delivery Date.
“Lease Period” means the period commencing on and including each Lease Period Date and ending on and including (i) the day immediately preceding the next subsequent Lease Period Date, (ii) the Lease Expiry Date, in the case of final Lease Period during the Basic Term, or (iii) the last day of any Renewal Term, in the case of the final Lease Period during such Renewal Term.
“Lease Period Date” means, during the Basic Term or any Renewal Term, each date specified in Schedule A to Lease Supplement No. 1.
“Lease Supplement” means (i) Lease Supplement No. 1 and (ii) any other supplement to the Lease Agreement from time to time executed and delivered in connection with one or more Replacement Engines.
“Lease Supplement No. 1” means a lease supplement, substantially in the form of Exhibit A to the Lease, entered into between Lessor and Lessee on the Delivery Date for the purpose of subjecting the Aircraft to the Lease.
“Lessee” means American Airlines, Inc., a Delaware corporation.
“Lessor” means Owner Trustee as lessor under the Lease.
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“Lessor’s Liens” means any Lien on or relating to or affecting the Aircraft, the Airframe, any Engine or any Part, title thereto or any interest therein, the Lease or the Trust Estate arising as a result of:
(i) Claims against or affecting Trust Company, Owner Trustee, Owner Participant or any Owner Participant Guarantor, as applicable, not related to ownership of the Aircraft or the transactions contemplated by the Lease and the other Operative Documents;
(ii) acts or omissions of Trust Company, Owner Trustee, Owner Participant or any Owner Participant Guarantor, as applicable, not related to the transactions contemplated by, or not expressly provided for under the terms of, the Lease and the other Operative Documents;
(iii) Taxes or Claims imposed against Trust Company, Owner Trustee, Owner Participant or any Owner Participant Guarantor, as applicable, which are not indemnified against by Lessee pursuant to Section 7.1, 7.2 or 7.3 of the Participation Agreement; or
(iv) Taxes or Claims imposed against Trust Company, Owner Trustee, Owner Participant or any Owner Participant Guarantor, as applicable, arising out of any voluntary or involuntary Transfer (other than pursuant to the Return Conditions or Section 8 or 10 of the Lease or pursuant to the exercise of remedies in accordance with Section 15 of the Lease in connection with an Event of Default that shall have occurred and be continuing) by Trust Company, Owner Trustee, Owner Participant or any Owner Participant Guarantor, as applicable, of its respective interest in the Aircraft, the Airframe, any Engine, any Part, any Obsolete Part, the Trust Estate, Rent or any interest arising under any Operative Document, including, without limitation, by means of granting a security interest therein;
provided that an arrangement expressly permitted by Section 8.3 of the Participation Agreement shall not constitute a Lessor’s Lien so long as such arrangement remains compliant with Section 8.3 of the Participation Agreement.
“LIBOR” means, with respect to any Rent payment not paid when due, the rate for deposits in Dollars for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two London Banking Days prior to the date such Rent payment came due. If such rate does not appear on the Reuters Screen LIBOR01 Page, the rate will be determined on the basis of the rates at which deposits in Dollars are offered by the principal London offices of the Reference Banks at approximately 11:00 A.M., London time, on the date two London Banking Days prior to the date such Rent payment came due to prime banks in the London interbank market for a period of one month commencing on such date and in an amount of $10,000,000. Lessor will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such overdue Rent payment will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such overdue Rent payment will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Lessor, at
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approximately 11:00 A.M., New York City time, on the date two London Banking Days prior to the date such Rent payment came due for loans in Dollars to leading European banks for a period of one month commencing on such date and in an amount of $10,000,000.
“Lien” means any mortgage, pledge, lien, charge, encumbrance, lease, conditional sale or security interest.
“London Banking Day” means any day on which commercial banks are not authorized or required to close in London, England and which is also a day on which dealings in U.S. Dollar deposits are carried out in the London Interbank market.
“Loss Payee” means Lessor, except as otherwise provided in a consent and acknowledgment described in Section 8.3.2(b) of the Participation Agreement.
“Loss Payment Date” has the meaning specified in Section 10(a) of the Lease.
“Maintenance Program” has the meaning specified in Section 7(a)(ii) of the Lease.
“Manufacturer” means Airbus S.A.S.
“Marketing Inspection” has the meaning specified in Section 12(b) of the Lease.
“Moody’s” means Moody’s Investors Services, Inc. (or any successor thereto that is a nationally recognized statistical rating organization).
“MPD” means the maintenance planning document published by the Manufacturer and applicable to the Aircraft, as revised from time to time.
“New Owner Participant” has the meaning set forth in Section 8.1 of the Participation Agreement.
“New Owner Trustee” has the meaning set forth in Section 8.1 of the Participation Agreement.
“Obsolete Parts” has the meaning specified in Section 8(c) of the Lease.
“Operative Documents” means the Lease, the Participation Agreement, the Trust Agreement[, the Engine Warranty Agreement]2 and any Owner Participant Guarantee.
“Overdue Rate” means, as at any date of determination, an interest rate equal to [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] per annum plus the applicable LIBOR, calculated on the basis of a 360-day year and the number of actual days elapsed.
2     Include if applicable.
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“Owner Participant” means [Name of Owner Participant], a [jurisdiction] [type of entity].
“Owner Participant Guarantee” means [(i) for so long as [Name of Owner Participant] is the Owner Participant, the Guarantee ([YEAR] MSN [MSN]), dated as of [ ], by [Name of Owner Participant Guarantor], and (ii) otherwise,]3 an absolute and unconditional guarantee by the applicable Owner Participant Guarantor, substantially in the form of Exhibit G to the Participation Agreement or, otherwise, in form and substance reasonably satisfactory to Lessee, delivered pursuant to Section 8.2(a)(ii) of the Participation Agreement.
“Owner Participant Guarantor” [(i) with respect to the period during which [Name of Owner Participant] is Owner Participant under the Operative Documents, means [Name of Owner Participant Guarantor] and (ii)]4 with respect to the period during which any Transferee is Owner Participant under the Operative Documents, has the meaning set forth in Section 8.2.(a)(ii) of the Participation Agreement.
“Owner Trustee” means (i) Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, but solely in its capacity as owner trustee under the Trust Agreement, or (ii) if Wells Fargo Bank Northwest, National Association is not then serving as Owner Trustee under the Trust Agreement, the successor Owner Trustee under the Trust Agreement.
“Participation Agreement” means that certain Participation Agreement ([YEAR] MSN [MSN]), dated as of [ ], [YEAR], among Lessee, Owner Trustee, Trust Company and Owner Participant.
“Parts” means any and all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (i) complete Engines or engines and (ii) any Excluded Equipment), so long as the same are incorporated or installed in or attached to the Airframe or any Engine or so long as title thereto remains vested in Lessor in accordance with the terms of Section 8 of the Lease after removal from the Airframe or any Engine.
“Permitted Country” means each of the countries listed in Schedule A to the Participation Agreement.
“Permitted Investment” means each of the following:
(i) direct obligations of the U.S. and agencies thereof;
(ii) obligations fully guaranteed by the U.S.;
3     Include if there will be an Owner Participant Guarantee for the initial Owner Participant.
4     Include if there will be an Owner Participant Guarantee for the initial Owner Participant.
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(iii) certificates of deposit issued by, or bankers acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the U.S. or one of the states thereof having combined capital and surplus and retained earnings of at least $100,000,000, and having a rating of A, its equivalent or better by Moody’s or S&P (or if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States);
(iv) commercial paper of any holding company of a bank, trust company or national banking association described in clause (iii);
(v) bearer note deposits with, or certificates of deposit issued by, or promissory notes of, any subsidiary incorporated under the laws of Canada (or any province thereof) of any bank, trust company or national banking association described in clause (iii), (viii) or (ix);
(vi) commercial paper of companies having a rating assigned to such commercial paper by Moody’s or S&P (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States) equal to either of the two highest ratings assigned by such organization;
(vii) U.S. dollar-denominated certificates of deposit issued by, or time deposits with, the European subsidiaries of (A) any bank, trust company or national banking association described in clause (iii) or (B) any other bank described in clause (viii) or (ix);
(viii) U.S.-issued Yankee certificates of deposit issued by, or bankers acceptances of, or commercial paper issued by, any bank having combined capital and surplus and retained earnings of at least $100,000,000 and headquartered in Canada, Japan, the United Kingdom, France, Germany, Switzerland or The Netherlands;
(ix) U.S. dollar-denominated time deposits with any Canadian bank having a combined capital and surplus and retained earnings of at least $100,000,000 and having a rating of A, its equivalent or better by Moody’s or S&P (or, if neither such organization shall rate such institution at any time, by any nationally recognized rating organization in the United States);
(x) Canadian Treasury Bills fully hedged to U.S. dollars;
(xi) repurchase agreements with any financial institution having combined capital and surplus and retained earnings of at least $100,000,000 collateralized by transfer of possession of any of the obligations described in clauses (i) through (x) above; and
(xii) money market mutual funds that are registered with the Security and Exchange Commission under the Investment Company Act and operated in accordance with Rule 2a-7 and that at the time of such investment are rated “Aaa” by Moody’s and/or “AAA” by S&P.
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“Permitted Lien” has the meaning specified in Section 6 of the Lease.
“Permitted Sublessee” means:
(i) the Manufacturer or Engine Manufacturer (or any Affiliate of either thereof);
(ii) any Certificated Air Carrier;
(iii) any foreign air carrier that is principally based in and a domiciliary of a Permitted Country, if, at the time Lessee enters into a sublease with such foreign air carrier, Lessor receives an opinion from counsel to Lessee (which counsel shall be reasonably satisfactory to Lessor) to the effect that:
(A) all filing, recording and other action necessary to perfect and protect Lessor’s rights and interests in and to the Aircraft and the Lease has been accomplished;
(B) there exist no possessory rights in favor of such sublessee under the laws of such sublessee’s country which would, upon bankruptcy or insolvency of or other default by Lessee and assuming that at the time of such bankruptcy, insolvency or other default by Lessee, such sublessee is not insolvent or bankrupt, prevent the return of an Engine or the Airframe and each Engine or engine subject to such sublease to Lessor in accordance with and when permitted by the terms of Sections 14 and 15 of the Lease upon the exercise by Lessor of its remedies under Section 15 of the Lease; and
(C) the terms of the Lease are legal, valid, binding and enforceable in the country in which such foreign air carrier is principally based (subject to customary exceptions); or
(iv) any foreign air carrier not described in clause (iii) above consented to in writing by Lessor (such consent not to be unreasonably withheld);
provided that in the case of any such foreign air carrier referred to in clause (iii) or (iv) above (other than a foreign air carrier principally based in Taiwan), the U.S. maintains full diplomatic relations with the country in which such foreign air carrier is principally based at the time such sublease is entered into.
“Person” means any individual person, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government.
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“Qualifying Institution” has the meaning specified in Section 8.2(a)(ii) of the Participation Agreement.
“Reference Banks” means Citibank, JP Morgan Chase Bank, Deutsche Bank, and such other or additional banking institutions as may be designated from time to time by mutual agreement of Lessee and Lessor.
“Reference Stipulated Loss Value Determination Date” means (i) with respect to Section 10 of the Lease, the Stipulated Loss Value Determination Date on or immediately preceding the Loss Payment Date, (ii) with respect to Section 15(c) of the Lease, the Stipulated Loss Value Determination Date on or immediately preceding the Specified Payment Date and (iii) with respect to Section 15(d) of the Lease, the Stipulated Loss Value Determination Date on or immediately preceding the Sale Date.
“Related Aircraft” means any aircraft that is a “Leased Aircraft” (as defined in the American/Airbus Purchase Agreement) other than the Aircraft.
“Related Lease” means, as of any date of determination, any aircraft lease agreement in substantially the form of the Lease Agreement with respect to any Related Aircraft between Lessee, as lessee, and Wells Fargo Bank Northwest, National Association, as owner trustee (or a successor trust company or any other bank or trust company pursuant to a “Trust Transfer” with respect to such aircraft lease agreement), as lessor, provided that, as of such date, the “Owner Participant” with respect to such aircraft lease agreement and Owner Participant with respect to the Lease Agreement are identical or are Affiliates and the further conditions in both of the following clauses (A) and (B) are satisfied: (A) with respect to such aircraft lease agreement, either (x) Owner Participant is and has been the “Owner Participant” since the inception of such aircraft lease agreement or [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED] and (B) with respect to the Lease Agreement, Owner Participant is and has been [name of initial Owner Participant] since the inception of the Lease Agreement.
“Related Indemnitee Group” with respect to any Indemnified Person, subject to Section 8.3.2(a) of the Participation Agreement, means each of such Indemnified Person’s officers, directors, servants, agents, successors and permitted assigns.
“Renewal Term” has the meaning set forth in Section 21 of the Lease.
“Rent” means Basic Rent and Supplemental Rent.
“Replaced Engine” has the meaning set forth in Section 8(d)(i) of the Lease.
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“Replacement Engine” means an engine of the same make and model as the Replaced Engine (or engine of the same or another manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and compatible with the other Engine) which shall have been substituted under the Lease pursuant to the Return Conditions or Sections 8(d) or 10(d) of the Lease, together with all Parts relating to such engine, but in each case excluding any Excluded Equipment.
“Re-registration Conditions” means the terms and conditions set forth in Schedule B to the Participation Agreement.
“Responsible Officer” means, with respect to Lessee, its Chairman of the Board, its President, any Executive Vice President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or any other management employee (i) whose power to take the action in question has been authorized, directly or indirectly, by the Board of Directors of Lessee, (ii) working under the supervision of any such Chairman of the Board, President, Executive Vice President, Senior Vice President, Chief Financial Officer, Vice President, Treasurer or Secretary and (iii) whose responsibilities include the administration of the transactions and agreements contemplated by the Lease and other Operative Documents.
“Return Conditions” means the return conditions set forth in Annex B to the Lease.
“Return Date” has the meaning set forth in Annex B to the Lease.
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (or any successor thereto that is a nationally recognized statistical rating organization).
“Sale” has the meaning ascribed to the term “sale” in the Cape Town Treaty.
“Sale Date” has the meaning specified in Section 15(d) of the Lease.
“Section 1110” means Section 1110 of the United States Bankruptcy Code of 1978 (11 U.S.C. § 1110).
“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
“Specified Payment Date” has the meaning set forth in Section 15(c) of the Lease.
“Specified Persons” means Owner Trustee, Trust Company, Owner Participant and, to the extent provided in Section 8.3 of the Participation Agreement, each Back-Leveraging Indemnified Person. that has been added as an “Indemnified Person” in a consent and acknowledgment described in Section 8.3.2(b) of the Participation Agreement.
16

“Stipulated Loss Value” with respect to the Aircraft means (i) during the Basic Term, the amount set forth in Schedule B to Lease Supplement No. 1 opposite the Stipulated Loss Value Determination Date that is the Reference Stipulated Loss Value Determination Date and (ii) during any Renewal Term, the amount determined as provided in Section 21 of the Lease applicable to the Stipulated Loss Value Determination Date that is the Reference Stipulated Loss Value Determination Date.
“Stipulated Loss Value Determination Date” means (i) during the Basic Term, each date specified in Schedule B to Lease Supplement No. 1 and (ii) during any Renewal Term, each Lease Period Date occurring during such Renewal Term.
“Sublease Period” means any period during which a sublease permitted by the terms of the Lease is in effect.
“Successor” has the meaning set forth in Section 6.1.3(a) of the Participation Agreement.
“Supplemental Rent” means all amounts (other than Basic Rent) which Lessee agrees to pay to Lessor, Owner Participant or any other Indemnified Person or Tax Indemnitee pursuant to any Operative Document, including without limitation payments of Stipulated Loss Value and indemnities payable under Sections 7.1 and 7.2 of the Participation Agreement.
“Tax” or “Taxes” means all governmental or quasi-governmental fees (including, without limitation, license, filing and registration fees) and all taxes (including, without limitation, franchise, excise, stamp, value added, income, gross receipts, sales, use, property, personal and real, tangible and intangible taxes), withholdings, assessments, levies, imposts, duties or charges, of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon or other additions thereto imposed, levied or assessed by any country, taxing authority or governmental subdivision thereof or therein or by any international authority, including any taxes imposed on any Person as a result of such Person being required to collect and pay over withholding taxes.
“Tax Indemnitee” means Lessor, Owner Trustee, Trust Company, Owner Participant and each Back-Leveraging Indemnified Person that has been added as a “Tax Indemnitee” in a consent and acknowledgment described in Section 8.3.2(b) of the Participation Agreement (including any security trustee that has been so added) and their respective officers, directors, servants, agents, successors and permitted assigns, and, with respect to any Tax imposed on a consolidated or combined group of companies of which Lessor, Owner Trustee, Trust Company, Owner Participant or any such Back-Leveraging Indemnified Person is a member, such group and any member thereof, but excluding any such Person in its capacity as the manufacturer, supplier or subcontractor of the Aircraft, Airframe or Engines or any Part and any officer, director, servant, agent, successor or permitted assign of such Person in such capacity.
“Term” means the Basic Term and, if actually entered into, any Renewal Term.
17

“Transfer” means an offer, sale, assignment, transfer, participation, conveyance or other disposition.
“Transferee” has the meaning set forth in Section 8.2(a)(i)(A) of the Participation Agreement.
“Transportation Code” means that portion of Title 49 of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended.
“Trust” means the trust created under the Trust Agreement.
“Trust Agreement” means that certain Trust Agreement ([YEAR] MSN [MSN]), dated as of [ ], [YEAR], between Owner Participant and Trust Company.
“Trust Company” means (i) Wells Fargo Bank Northwest, National Association, a national banking association, in its individual capacity, or (ii) if such Wells Fargo Bank Northwest, National Association is not then serving as Owner Trustee under the Trust Agreement, the entity serving as Owner Trustee, in its individual capacity.
“Trust Estate” means all estate, right, title and interest of Owner Trustee in and to the Aircraft, the Participation Agreement, the Lease and the other Operative Documents, including, without limitation, all amounts of Basic Rent, Supplemental Rent, insurance proceeds (other than any insurance proceeds payable under liability policies to or for the benefit of Trust Company, for its own account or in its individual capacity, or to Owner Participant) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft including, without limitation, any and all payments and proceeds received by Owner Trustee after the termination of the Lease with respect to the Aircraft resulting from the sale, lease or other disposition thereof.
“Trust Indenture Act” means the Trust Indenture Act of 1939.
“Trust Transfer” has the meaning set forth in Section 8.1 of the Participation Agreement.
“UCC” means the Uniform Commercial Code, as in effect in any applicable jurisdiction.
“U.S.” or “United States” means the United States of America.
“Warranty Bill of Sale” means the warranty (as to title) bill of sale with respect to the Aircraft executed by the Manufacturer in favor of Owner Trustee.
18

*
[FORM OF LEASING LETTER]
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11.    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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EXHIBIT A
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EXHIBIT B
FORM OF LEASE AGREEMENT

EXHIBIT C
FORM OF TRUST AGREEMENT

EXHIBIT D
FORM OF PARTICIPATION AGREEMENT

EXHIBIT E
FORM OF DEFINITIONS ANNEX

EXHIBIT F
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EXHIBIT F
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1. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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EXHIBIT F
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2. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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EXHIBIT F
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3. [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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EXHIBIT F
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EXHIBIT F
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EXHIBIT F
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EXHIBIT F
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SCHEDULE I
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EXHIBIT G
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(A)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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(A)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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(B)    [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(E) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(F) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PART B – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
PART C – [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H
ANNEX A
TO
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(b) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
* * * * *

Exhibit A
to
Exhibit J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
(a) [CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A
to
Exhibit J
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT K
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]